UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08495

NATIONWIDE MUTUAL FUNDS

(Exact name of registrant as specified in charter)

1000 CONTINENTAL DRIVE, SUITE 400, KING OF PRUSSIA, PENNSYLVANIA 19406-2850

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

1000 Continental Drive

Suite 400

King of Prussia, Pennsylvania 19406-2850

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 230-2839

Date of fiscal year end: July 31, 2014

Date of reporting period: August 1, 2013 through January 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR § 270.30e-1).

Semiannual Report

January 31, 2014

Nationwide Mutual Funds

Equity Funds

Nationwide Bailard Cognitive Value Fund

Nationwide Bailard International Equities Fund

Nationwide Bailard Technology & Science Fund

Nationwide Geneva Mid Cap Growth Fund

Nationwide Geneva Small Cap Growth Fund

Nationwide HighMark Balanced Fund

Nationwide HighMark Large Cap Core Equity Fund

Nationwide HighMark Large Cap Growth Fund

Nationwide HighMark Small Cap Core Fund

Nationwide HighMark Value Fund

Nationwide Ziegler Equity Income Fund

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Semiannual Report

Nationwide Funds®

Message to Shareholders

January 31, 2014

Dear Shareholder,

I am pleased to write this message to you for the mutual fund reports covering the six-month period ended January 31, 2014. Perhaps you recently became a Nationwide Funds shareholder through our 2013 acquisition of 17 HighMark Funds. Or maybe you have been a Nationwide Funds shareholder for a long time and are now invested in one of our newer solutions. Either way, we sincerely value your business. You can be assured that we are dedicated to your success and look forward to providing you and your advisor with timely information and service.

This is an exciting time to be a Nationwide Funds shareholder. The HighMark acquisition expanded the breadth of our fund lineup by adding exposure to eight new asset classes, giving us the ability to offer our shareholders more diverse investment options.

As a Nationwide Funds shareholder you understand that planning and preparation are essential steps to reaching future goals. When I think about smart planning I think about Abraham Lincoln, who said “Give me six hours to chop down a tree and I will spend the first four sharpening the ax.” By working with your advisor and taking a considered, disciplined, long-term approach to investing, you are taking the time to sharpen your ax. Doing so can enable you to be well positioned, even during periods of market volatility and economic downturns.

After several years of tepid economic recovery, many investors are casting a wary eye toward the future. While we have seen progress across economic indicators quarter to quarter, we understand that for many Americans it still does not feel like things are getting better. Domestically, economic progress has been evident as the unemployment rate, gross domestic product (GDP) and the housing market showed modest indications of improvement throughout the six months of the reporting period. Broad U.S. stock market performance increased for the reporting period, with gains for the S&P 500® Index at 6.85%. Still, many investors’ portfolio returns were tempered during the reporting period by low-yielding fixed-income investments, as evidenced by the Barclays U.S. Aggregate Bond Index, which returned 1.78%. More market mending is still needed.

Yet, with preparation, poise and a patient forward-looking perspective, you may confidently pursue your goals no matter what the current economic or market climate. Nationwide has the wisdom and perspective that come from a long history of caring for our customers. For more than 80 years, we have nurtured our customers’ assets through all phases of market cycles. We are honored to now work with you.

Thank you for investing with Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

Economic Review

During the six-month reporting period ended January 31, 2014, the level of investment return in the markets varied greatly by asset class. U.S. equities experienced a broad-based rally, with the S&P 500® Index delivering a 6.85% return, and nearly all sectors and capitalization ranges showing strong performance for the reporting period. International equities results were mixed, with positive developed market performance offset by negative returns in emerging markets. Fixed-income returns were positive, primarily in the long-term and credit-sensitive segments.

In the United States, investment performance during the reporting period was affected by news from Washington and reports of uncertainty regarding emerging market economies. Equity market returns and bond yields reacted to actions by the Federal Reserve Board to decrease (taper) the asset purchase program, also known as Quantitative Easing (QE).

The S&P 500 Index registered negative performance in the first and last months of the reporting period (August 2013 and January 2014), but delivered strong performance from September through December 2013.

The best-performing sectors for the S&P 500 Index during the reporting period were technology, up 13.2%; industrials, up 11.7%; and health care, up 10.7%. Technology and industrials benefited from a strong earnings environment, while health care rallied in reaction to excitement surrounding new products. The weakest sectors during the reporting period were telecommunications, with -2.6%; consumer staples, with -0.2%; and utilities, with 1.1%. These three sectors were affected by investors’ move away from dividend-focused sectors as rates rose and cyclical exposure was preferred.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity was strong during the reporting period; third-quarter 2013 gross domestic product (GDP) growth of 4.1% was the second-highest quarterly result since March 2006. GDP growth decelerated to 3.2% in the fourth quarter of 2013 but remained above average in relation to other post-recession quarters. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) remaining below 2%. Despite job-creation levels coming in lower than during many past recoveries, the unemployment rate continued to decline during the reporting period, falling from 7.2% to 6.6%.

Throughout the reporting period, the performance of international stocks continued to be positive, but weaker relative to U.S. stocks. Europe was reminded of the fragile state of the banking systems of its weaker members, this time with Cyprus. Continued political tensions in Greece, sluggish European economic growth and worries about a U.S. tapering depressed relative returns through mid-2013 before the market rallied in response to the stabilization of political and banking system risk. Returns in Asia were mixed, with relative strength exhibited in Japan due to the prospect of renewed stimulus by Japan’s central bank and a beneficial exchange rate offset by weakness in the developing economies. Emerging market stocks were weak on concerns about slowing economic growth in China, political tensions in Brazil, Turkey, North Korea and the Middle East, and steadily declining commodity prices.

Economic Review (con’t.)

Performance in the fixed-income markets was driven by stabilization in interest rates during the reporting period. Long-term Treasury yields rose from 1.63% to 2.71% in the three months prior to the reporting period (May 1 through August 1), but showed little volatility during the reporting period, ending at 2.65%. Fixed-income returns were positive, as investors absorbed the news that the Fed will begin to taper the QE program. Long-term and credit-sensitive bonds delivered the strongest performance during the reporting period.

Index	Six-Month Total Return (as of 1/31/14)
Barclays Emerging Markets USD Aggregate Bond	1.16%
Barclays Municipal Bond	2.99%
Barclays U.S. 1-3 Year Government/Credit Bond	0.55%
Barclays U.S. 10-20 Year Treasury Bond	1.69%
Barclays U.S. Aggregate Bond	1.78%
Barclays U.S. Corporate High Yield	4.70%
MSCI Emerging Markets®	-0.33%
MSCI World ex USA	6.44%
Russell 1000® Growth	10.15%
Russell 1000® Value	4.63%
Russell 2000®	8.88%
S&P 500®	6.85%

Fund Commentary	Nationwide Bailard Cognitive Value Fund

For the semiannual period ended January 31, 2014, the Nationwide Bailard Cognitive Value Fund (Class M at NAV) returned 3.69%* versus 9.44% for its benchmark, the S&P SmallCap 600 Value Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Value Funds (consisting of 319 funds as of January 31, 2014) was 6.86% for the same time period.

*Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

The subadvisor utilizes a proprietary multifactor model, the Behavioral Ranking Model (BRM), to aid in portfolio construction. There are two primary determinants of the Fund’s relative performance. One is how the subadviser’s BRM performs relative to the benchmark, and the other is how successfully the BRM’s signals are translated into Fund performance.

For the reporting period, the BRM outperformed the Fund’s benchmark index. However, the positive model performance did not translate in actual Fund performance. The underperformance of the Fund versus the model and the benchmark was the result of delayed implementation of model changes into the actual Fund. Once implemented, changes to the Fund had a positive impact on relative performance, but were insufficient to offset the underperformance from the early part of the reporting period.

The Fund’s strategy seeks to minimize relative sector and subsector weights versus the benchmark, as we believe that stock selection holds greater potential for excess return. As a result, the Fund’s tracking error tends to max out at about 4.5%, below the typical small-cap value managers’ 6.5% tracking error. When sector weights do diverge from the benchmark, it is a result of stock selection and the abundance or scarcity of high BRM scores in the sector rather than an active portfolio decision.

For the reporting period, overweights in the industrials sector and underweights in the energy sector were the largest contributors to Fund performance versus the benchmark index. Kimball

International and Universal Insurance were the largest individual stock performance contributors for the Fund during the reporting period. In Kimball’s case this was due to positive earnings surprises, and in Universal’s case due to a lack of hurricane activity.

For the reporting period, an overweight in telecommunication services and an underweight in health care were the largest detractors from Fund performance versus the benchmark index, though in health care’s case the detraction was minimal. Renewable Energy Group and Gain Capital were the largest detractors from Fund performance involving individual stocks during the reporting period. In Renewable’s case this was due to unfavorable legislation. In Gain’s case this was due to earnings dilution.

Subadviser:

Bailard, Inc.

Portfolio Manager:

Thomas J. Mudge III

The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of smaller companies. Value funds may underperform other funds that use different investing styles. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile), exchange-traded funds (ETFs) (shareholders will bear additional costs) and foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview (Unaudited)	Nationwide Bailard Cognitive Value Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•	For the six-month period ended January 31, 2014, the Fund (Class M at NAV) returned 3.69%, underperforming the benchmark by 5.75% and the Lipper peer category by 3.17%.

•	Overweights in the industrials sector and underweights in the energy sector were the largest contributors to Fund performance versus the benchmark index during the reporting period.

•	An overweight in telecommunication services and an underweight in health care were the largest detractors from Fund performance versus the benchmark index during the reporting period.

Asset Allocation†

Common Stocks	95.1%
Exchange Traded Funds	3.8%
Mutual Fund	1.0%
Other assets in excess of liabilities	0.1%
100.0%

Top Industries††

Commercial Banks	9.0%
Insurance	7.1%
Aerospace & Defense	4.7%
Real Estate Investment Trusts (REITs)	4.6%
Electrical Equipment	4.6%
Commercial Services & Supplies	4.2%
Oil, Gas & Consumable Fuels	3.8%
Electronic Equipment, Instruments & Components	3.6%
Health Care Providers & Services	3.5%
Semiconductors & Semiconductor Equipment	3.0%
Other Industries	51.9%
100.0%

Top Holdings††

Kimball International, Inc., Class B	3.2%
EnerSys, Inc.	3.0%
Carriage Services, Inc.	2.9%
Schweitzer-Mauduit International, Inc.	2.8%
Exelis, Inc.	2.7%
Insteel Industries, Inc.	2.7%
Electronics For Imaging, Inc.	2.7%
Blucora, Inc.	2.4%
FutureFuel Corp.	2.3%
Hanover Insurance Group, Inc. (The)	2.1%
Other Holdings	73.2%
100.0%

†	Percentages indicated are based upon net assets as of January 31, 2014.

††	Percentages indicated are based upon total investments as of January 31, 2014.

Fund Performance	Nationwide Bailard Cognitive Value Fund

Average Annual Total Return

(For periods ended January 31, 2014)

		Six Months*		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	3.52%		17.13%	19.51%	7.33%
	w/SC2	-2.17%		10.69%	18.17%	6.73%
Class C	w/o SC1	3.20%		16.40%	18.80%	6.69%
	w/SC3	2.20%		15.40%	18.80%	6.69%
Class M4	w/o SC	3.69%		17.53%	19.99%	7.77%
Institutional Service Class[4,5]	w/o SC	3.61%		17.43%	19.89%	7.67%
Institutional Class[4]	w/o SC	3.55%	[6]	—	—	—

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	For the period from September 16, 2013 through January 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective September 16, 2013 Fiduciary Shares were renamed Institutional Service Class Shares.

[6]	Since inception date of September 18, 2013. Not Annualized.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.54%	1.48%
Class C	2.04%	2.04%
Class M	1.04%	1.04%
Institutional Service Class	1.29%	1.23%
Institutional Class	1.04%	1.04%

*	Current effective prospectus dated September 16, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance	Nationwide Bailard Cognitive Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class M shares of the Nationwide Bailard Cognitive Value Fund versus the S&P SmallCap 600 Value Index and the Consumer Price Index (CPI) over the 10-year period ended 1/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Bailard Cognitive Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (August 1, 2013) and continued to hold your shares at the end of the reporting period (January 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from August 1, 2013 through January 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from August 1, 2013 through January 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard Cognitive Value Fund January 31, 2014			Beginning Account Value ($) 08/01/13	Ending Account Value ($) 01/31/14	Expenses Paid During Period ($) 08/01/13 - 01/31/14	Expense Ratio During Period (%) 08/01/13 - 01/31/14
Class A Shares	Actual	[a]	1,000.00	1,035.20	7.44	1.45
	Hypothetical	[a,b]	1,000.00	1,017.90	7.38	1.45
Class C Shares	Actual	[a]	1,000.00	1,032.00	10.14	1.98
	Hypothetical	[a,b]	1,000.00	1,015.22	10.06	1.98
Class M Shares	Actual	[a]	1,000.00	1,036.90	5.19	1.01
	Hypothetical	[a,b]	1,000.00	1,020.11	5.14	1.01
Institutional Service Class Shares[c]	Actual	[a]	1,000.00	1,036.10	6.16	1.20
	Hypothetical	[a,b]	1,000.00	1,019.16	6.11	1.20
Institutional Class Shares	Actual	[d]	1,000.00	1,035.50	3.73	0.99
	Hypothetical	[a,b]	1,000.00	1,020.21	5.04	0.99

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from August 1, 2013 through January 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

d	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from September 19, 2013 through January 31, 2014 to reflect the period from commencement of operations.

Statement of Investments

January 31, 2014 (Unaudited)

Nationwide Bailard Cognitive Value Fund

Common Stocks 95.1%

	Shares	Market Value

Aerospace & Defense 4.7%
Alliant Techsystems, Inc.	4,000	$574,800
Engility Holdings, Inc.*	39,800	1,524,738
Exelis, Inc.	146,000	2,860,140

		4,959,678

Automobiles 0.3%
Thor Industries, Inc.	6,200	318,494

Building Products 2.7%
Insteel Industries, Inc.	152,500	2,841,075

Capital Markets 1.2%
FBR & Co.*	54,200	1,314,892

Chemicals 2.6%
Chase Corp.	9,000	284,580
FutureFuel Corp.	150,400	2,460,544

		2,745,124

Commercial Banks 9.0%
1st Source Corp.	11,900	350,693
American National Bankshares, Inc.	11,469	266,654
Center Bancorp, Inc.	8,201	145,568
Central Pacific Financial Corp.	65,400	1,200,090
Financial Institutions, Inc.	5,007	104,546
First Interstate BancSystem, Inc.	79,321	2,035,377
German American Bancorp, Inc.	16,400	442,144
Independent Bank Corp.*	123,500	1,636,375
MainSource Financial Group, Inc.	70,613	1,151,698
Metro Bancorp, Inc.*	35,200	699,424
MidWestOne Financial Group, Inc.	9,100	223,678
Northrim BanCorp, Inc.	50,375	1,210,008

		9,466,255

Commercial Services & Supplies 4.2%
Courier Corp.	41,865	661,048
Kimball International, Inc., Class B	225,218	3,348,992
UniFirst Corp.	3,900	412,620

		4,422,660

Computers & Peripherals 2.7%
Electronics For Imaging, Inc.*	66,300	2,809,131

Construction & Engineering 1.7%
Comfort Systems USA, Inc.	37,400	637,296
Furmanite Corp.*	102,300	1,194,864

		1,832,160

Consumer Finance 2.9%
Nelnet, Inc., Class A	25,000	931,250
Nicholas Financial, Inc.	64,650	1,020,177
World Acceptance Corp.*	11,600	1,110,004

		3,061,431

Common Stocks (continued)

	Shares	Market Value

Containers & Packaging 1.6%
Myers Industries, Inc.	90,400	$1,731,160

Distributors 0.6%
Weyco Group, Inc.	23,600	623,512

Diversified Consumer Services 2.9%
Carriage Services, Inc.	140,717	3,011,344

Electric Utilities 2.3%
Great Plains Energy, Inc.	22,500	555,300
PNM Resources, Inc.	45,500	1,121,575
Portland General Electric Co.	23,200	700,176

		2,377,051

Electrical Equipment 4.6%
EnerSys, Inc.	46,400	3,157,984
Espey Manufacturing & Electronics Corp.	8,300	259,375
Lihua International, Inc.*	38,400	209,664
Powell Industries, Inc.	7,100	436,011
SL Industries, Inc.*	29,203	759,862

		4,822,896

Electronic Equipment, Instruments & Components 3.6%
Benchmark Electronics, Inc.*	24,800	563,704
Hollysys Automation Technologies Ltd.*	60,911	1,027,569
PC Connection, Inc.	63,157	1,292,192
Sanmina Corp.*	32,322	540,424
Vishay Intertechnology, Inc.*	30,300	411,474

		3,835,363

Energy Equipment & Services 2.0%
Matrix Service Co.*	80,100	2,105,028

Food & Staples Retailing 0.8%
Andersons, Inc. (The)	9,700	802,578

Food Products 0.6%
John B. Sanfilippo & Son, Inc.	4,777	110,588
Sanderson Farms, Inc.	7,600	565,060

		675,648

Gas Utilities 0.5%
Gas Natural, Inc.	52,700	483,259

Health Care Equipment & Supplies 0.4%
Kewaunee Scientific Corp.	9,725	161,435
Span-America Medical Systems, Inc.	11,000	218,240

		379,675

Health Care Providers & Services 3.5%
Addus HomeCare Corp.*	76,000	1,796,640
PharMerica Corp.*	7,100	172,814
Triple-S Management Corp., Class B*	93,734	1,672,215

		3,641,669

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide Bailard Cognitive Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure 0.3%
Rick’s Cabaret International, Inc.*	28,800	$325,152

Household Durables 0.5%
La-Z-Boy, Inc.	18,900	508,788

Household Products 0.9%
Oil-Dri Corp. of America	27,800	954,930

Information Technology Services 0.2%
Global Cash Access Holdings, Inc.*	29,100	246,768
NCI, Inc., Class A*	200	1,330

		248,098

Insurance 7.1%
Allied World Assurance Co. Holdings AG	5,900	607,228
Aspen Insurance Holdings Ltd.	23,550	916,095
FBL Financial Group, Inc., Class A	10,600	409,478
Hanover Insurance Group, Inc. (The)	39,038	2,167,780
HCI Group, Inc.	21,238	903,252
Safety Insurance Group, Inc.	6,907	373,531
United Insurance Holdings Corp.	33,800	444,808
Universal Insurance Holdings, Inc.	145,430	1,621,544

		7,443,716

Internet Software & Services 2.5%
Blucora, Inc.*	97,400	2,494,414
XO Group, Inc.*	15,500	188,015

		2,682,429

Life Sciences Tools & Services 0.5%
Nordion, Inc.*	56,400	539,184

Machinery 1.6%
CIRCOR International, Inc.	10,800	777,816
Greenbrier Cos., Inc. (The)*	10,400	381,576
NN, Inc.	28,100	497,089

		1,656,481

Marine 1.5%
Safe Bulkers, Inc.	163,751	1,603,122

Media 0.1%
Insignia Systems, Inc.*	31,220	85,543

Multi-Utilities 0.6%
Avista Corp.	21,500	619,845

Oil, Gas & Consumable Fuels 3.8%
Adams Resources & Energy, Inc.	7,500	498,900
Delek US Holdings, Inc.	28,100	851,430
Gran Tierra Energy, Inc.*	125,598	948,265
TransGlobe Energy Corp.*	237,684	1,730,339

		4,028,934

Common Stocks (continued)

	Shares	Market Value

Paper & Forest Products 2.8%
Schweitzer-Mauduit International, Inc.	63,796	$2,942,909

Professional Services 1.0%
VSE Corp.	24,129	1,064,330

Real Estate Investment Trusts (REITs) 4.6%
DuPont Fabros Technology, Inc.	28,600	743,314
Franklin Street Properties Corp.	64,400	772,156
Medical Properties Trust, Inc.	22,700	301,229
One Liberty Properties, Inc.	46,000	959,560
Pennsylvania Real Estate Investment Trust	15,100	281,615
Post Properties, Inc.	16,400	769,652
Urstadt Biddle Properties, Inc., Class A	7,095	133,102
Winthrop Realty Trust	81,103	931,063

		4,891,691

Semiconductors & Semiconductor Equipment 3.0%
Cascade Microtech, Inc.*	90,182	928,874
Silicon Motion Technology Corp., ADR-TW	6,100	102,663
Supertex, Inc.*	78,088	2,084,950

		3,116,487

Software 2.0%
Perfect World Co., Ltd., ADR-CN	109,000	2,109,150

Specialty Retail 1.4%
Haverty Furniture Cos., Inc.	15,939	443,423
Kirkland’s, Inc.*	11,100	209,013
Trans World Entertainment Corp.*	222,049	879,314

		1,531,750

Textiles, Apparel & Luxury Goods 1.0%
Crown Crafts, Inc.	130,166	1,041,328

Thrifts & Mortgage Finance 1.8%
First Defiance Financial Corp.	34,100	877,052
WSFS Financial Corp.	14,040	1,008,072

		1,885,124

Trading Companies & Distributors 1.2%
Aceto Corp.	60,648	1,293,015

Wireless Telecommunication Services 1.3%
USA Mobility, Inc.	93,800	1,337,588

Total Common Stocks (cost $94,820,223)		100,169,677

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide Bailard Cognitive Value Fund (Continued)

Exchange Traded Funds 3.8%

	Shares	Market Value

Equity Funds 3.8%
iShares Russell 2000 Value ETF	21,000	$2,008,440
Vanguard Small-Cap Value ETF	21,000	1,987,860

		3,996,300

Total Exchange Traded Funds (cost $3,582,080)		3,996,300

Mutual Fund 1.0%
Money Market Fund 1.0%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (a)	1,078,490	1,078,490

Total Mutual Fund (cost $1,078,490)		1,078,490

Total Investments (cost $99,480,793) (b) — 99.9%		105,244,467

Other assets in excess of liabilities — 0.1%		83,134

NET ASSETS — 100.0%		$105,327,601

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of January 31, 2014.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

CN	China

ETF	Exchange Traded Fund

Ltd.	Limited

REIT	Real Estate Investment Trust

TW	Taiwan

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Nationwide Bailard Cognitive Value Fund
Assets:
Investments, at value (cost $99,480,793)	$105,244,467
Dividends receivable	39,224
Receivable for investments sold	1,996,265
Receivable for capital shares issued	1,394,080
Prepaid expenses	17,874

Total Assets	108,691,910

Liabilities:
Payable for investments purchased	3,213,006
Payable for capital shares redeemed	27,495
Cash overdraft (Note 2)	12
Accrued expenses and other payables:
Investment advisory fees	69,324
Fund administration fees	6,325
Distribution fees	11,993
Administrative servicing fees	1,502
Accounting and transfer agent fees	4,350
Trustee fees	1,172
Deferred compensation (Note 2)	6,254
Custodian fees	585
Compliance program costs (Note 3)	1,528
Professional fees	14,034
Printing fees	4,432
Other	2,297

Total Liabilities	3,364,309

Net Assets	$105,327,601

Represented by:
Capital	$98,775,896
Accumulated distributions in excess of net investment income	(312,991)
Accumulated net realized gains from investment transactions	1,101,022
Net unrealized appreciation/(depreciation) from investments	5,763,674

Net Assets	$105,327,601

Net Assets:
Class A Shares	$1,166,369
Class C Shares	13,197,488
Class M Shares	89,803,168
Institutional Service Class Shares	1,150,222
Institutional Class Shares	10,354

Total	$105,327,601

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	93,617
Class C Shares	1,104,431
Class M Shares	7,233,599
Institutional Service Class Shares	92,538
Institutional Class Shares	834

Total	8,525,019

Statement of Assets and Liabilities (Continued)

January 31, 2014 (Unaudited)

Nationwide Bailard Cognitive Value Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$12.46
Class C Shares (b)	$11.95
Class M Shares	$12.41
Institutional Service Class Shares	$12.43
Institutional Class Shares	$12.41
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.22

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made with 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than 1 year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended January 31, 2014 (Unaudited)

Nationwide Bailard Cognitive Value Fund
INVESTMENT INCOME:
Dividend income	$998,230
Interest income	39
Foreign tax withholding	(2,728)

Total Income	995,541

EXPENSES:
Investment advisory fees	391,450
Fund administration fees	65,492
Distribution fees Class A	1,436
Distribution fees Class C	39,338
Administrative servicing fees Class A	1,219
Administrative servicing fees Institutional Service Class (a)	1,736
Registration and filing fees	25,167
Professional fees	16,399
Printing fees	9,108
Trustee fees	1,891
Custodian fees	2,223
Accounting and transfer agent fees	7,969
Compliance program costs (Note 3)	1,748
Other	8,790

Total expenses before earnings credit, fees waived, and expenses reimbursed	573,966

Earnings credit (Note 5)	(41)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(141)
Administrative servicing fees voluntarily waived — Institutional Service Class (a) (Note 3)	(235)
Expenses reimbursed by adviser (Note 3)	(3,943)

Net Expenses	569,606

NET INVESTMENT INCOME	425,935

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	3,834,901
Net change in unrealized appreciation/(depreciation) from investments	(614,020)

Net realized/unrealized gains from investments	3,220,881

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,646,816

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Bailard Cognitive Value Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
Operations:
Net investment income	$425,935		$1,330,136
Net realized gains from investment transactions	3,834,901		22,104,698
Net change in unrealized appreciation/(depreciation) from investments	(614,020)		1,516,351

Change in net assets resulting from operations	3,646,816		24,951,185

Distributions to Shareholders From:
Net investment income:
Class A	(8,779)		(5,466)
Class C	(142,234)		(1,418)
Class M	(1,084,904)		(975,185)
Institutional Service Class (a)	(12,511)		(35,776)
Institutional Class	(120	)(b)	–
Net realized gains:
Class A	(204,658)		–
Class C	(2,644,093)		–
Class M	(17,530,044)		–
Institutional Service Class (a)	(246,368)		–
Institutional Class	(1,945	)(b)	–

Change in net assets from shareholder distributions	(21,875,656)		(1,017,845)

Change in net assets from capital transactions	26,774,861		(9,217,565)

Change in net assets	8,546,021		14,715,775

Net Assets:
Beginning of period	96,781,580		82,065,805

End of period	$105,327,601		$96,781,580

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(312,991)		$509,622

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$213,764		$493,322 (c)
Dividends reinvested	187,155		4,699
Cost of shares redeemed	(179,896)		(205,914)

Total Class A Shares	221,023		292,107

Class C Shares
Proceeds from shares issued	14,406,228		125,270 (c)
Dividends reinvested	2,776,516		1,190
Cost of shares redeemed	(1,814,130)		(102,342)

Total Class C Shares	15,368,614		24,118

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.
(c)	Includes redemption fees. See Note 4 for further information.

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Cognitive Value Fund
	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class M Shares
Proceeds from shares issued	$4,337,002	$6,055,974 (c)
Dividends reinvested	16,825,543	866,070
Cost of shares redeemed	(9,391,980)	(12,514,797)

Total Class M Shares	11,770,565	(5,592,753)

Institutional Service Class Shares (a)
Proceeds from shares issued	10,984	1,303,454 (c)
Dividends reinvested	233,874	30,635
Cost of shares redeemed	(842,264)	(5,275,126)

Total Institutional Service Class Shares	(597,406)	(3,941,037)

Institutional Class Shares
Proceeds from shares issued	10,000 (b)	–
Dividends reinvested	2,065 (b)	–
Cost of shares redeemed	– (b)	–

Total Institutional Class Shares	12,065 (b)	–

Change in net assets from capital transactions	$26,774,861	$(9,217,565)

SHARE TRANSACTIONS:
Class A Shares
Issued	15,523	36,204
Reinvested	15,020	383
Redeemed	(11,893)	(15,249)

Total Class A Shares	18,650	21,338

Class C Shares
Issued	967,299	9,595
Reinvested	232,150	100
Redeemed	(133,506)	(7,810)

Total Class C Shares	1,065,943	1,885

Class M Shares
Issued	308,343	455,168
Reinvested	1,355,805	70,873
Redeemed	(662,285)	(922,037)

Total Class M Shares	1,001,863	(395,996)

Institutional Service Class Shares (a)
Issued	838	98,683
Reinvested	18,815	2,507
Redeemed	(56,690)	(412,288)

Total Institutional Service Class Shares	(37,037)	(311,098)

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.
(c)	Includes redemption fees. See Note 4 for further information.

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Cognitive Value Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	668	(b)	–
Reinvested	166	(b)	–
Redeemed	–	(b)	–

Total Institutional Class Shares	834	(b)	–

Total change in shares	2,050,253		(683,871)

Amounts designated as “–” are zero or have been rounded to zero.

(b)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Cognitive Value Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$14.97	0.03	0.49	0.52	(0.12)	(2.91)	(3.03)	–	$12.46	3.52%		$1,166,369	1.45%	0.44%	1.48%	174.67%
Year Ended July 31, 2013 (f)	$11.48	0.14	3.45	3.59	(0.10)	–	(0.10)	–	$14.97	31.48%		$1,122,377	1.47%	1.09%	1.58%	339.00%
Year Ended July 31, 2012 (f)	$11.51	0.03	(0.01)	0.02	(0.05)	–	(0.05)	–	$11.48	0.21%		$615,772	1.47%	0.23%	1.60%	268.00%
Year Ended July 31, 2011 (f)	$9.37	0.07	2.19	2.26	(0.12)	–	(0.12)	–	$11.51	24.05%		$961,056	1.47%	0.60%	1.58%	216.00%
Year Ended July 31, 2010 (f)	$7.89	0.03	1.50	1.53 (g)	(0.05)	–	(0.05)	–	$9.37	19.60%	(g)	$654,681	1.45%	0.34%	1.58%	152.00%
Year Ended July 31, 2009 (f)	$10.19	0.06	(2.34)	(2.28)	(0.02)	–	(0.02)	–	$7.89	(22.40%	)	$332,812	1.40%	0.74%	1.59%	141.00%

Class C Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$14.55	(0.01)	0.48	0.47	(0.16)	(2.91)	(3.07)	–	$11.95	3.20%		$13,197,488	1.98%	(0.08%)	1.98%	174.67%
Year Ended July 31, 2013 (f)	$11.17	0.06	3.36	3.42	(0.04)	–	(0.04)	–	$14.55	30.67%		$559,903	2.07%	0.49%	2.08%	339.00%
Year Ended July 31, 2012 (f)	$11.20	(0.04)	0.01	(0.03)	–	–	–	–	$11.17	(0.27%	)	$408,689	2.07%	(0.37%)	2.10%	268.00%
Year Ended July 31, 2011 (f)	$9.11	–	2.12	2.12	(0.03)	–	(0.03)	–	$11.20	23.30%		$567,831	2.07%	–	2.08%	216.00%
Year Ended July 31, 2010 (f)	$7.68	(0.02)	1.47	1.45 (g)	(0.02)	–	(0.02)	–	$9.11	18.92%	(g)	$520,057	2.05%	(0.26%)	2.08%	152.00%
Year Ended July 31, 2009 (f)	$10.04	0.01	(2.32)	(2.31)	(0.05)	–	(0.05)	–	$7.68	(22.92%	)	$413,389	2.02%	0.12%	2.09%	141.00%

Class M Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$14.95	0.07	0.48	0.55	(0.18)	(2.91)	(3.09)	–	$12.41	3.69%		$89,803,168	1.01%	0.90%	1.02%	174.67%
Year Ended July 31, 2013 (f)	$11.47	0.19	3.44	3.63	(0.15)	–	(0.15)	–	$14.95	31.94%		$93,162,527	1.07%	1.49%	1.08%	339.00%
Year Ended July 31, 2012 (f)	$11.51	0.07	–	0.07	(0.11)	–	(0.11)	–	$11.47	0.71%		$75,990,508	1.07%	0.63%	1.10%	268.00%
Year Ended July 31, 2011 (f)	$9.37	0.11	2.18	2.29	(0.15)	–	(0.15)	–	$11.51	24.54%		$87,921,410	1.07%	1.00%	1.08%	216.00%
Year Ended July 31, 2010 (f)	$7.87	0.06	1.51	1.57 (g)	(0.07)	–	(0.07)	–	$9.37	20.08%	(g)	$70,390,248	1.05%	0.74%	1.08%	152.00%
Year Ended July 31, 2009 (f)	$10.22	0.08	(2.34)	(2.26)	(0.09)	–	(0.09)	–	$7.87	(22.02%	)	$67,710,862	1.02%	1.12%	1.09%	141.00%

Institutional Service Class Shares (h)
Six Months Ended January 31, 2014 (f) (Unaudited)	$14.95	0.06	0.48	0.54	(0.15)	(2.91)	(3.06)	–	$12.43	3.61%		$1,150,222	1.20%	0.75%	1.24%	174.67%
Year Ended July 31, 2013 (f)	$11.46	0.18	3.45	3.63	(0.14)	–	(0.14)	–	$14.95	31.93%		$1,936,773	1.14%	1.42%	1.33%	339.00%
Year Ended July 31, 2012 (f)	$11.50	0.06	–	0.06	(0.10)	–	(0.10)	–	$11.46	0.60%		$5,050,836	1.16%	0.54%	1.35%	268.00%
Year Ended July 31, 2011 (f)	$9.36	0.09	2.19	2.28	(0.14)	–	(0.14)	–	$11.50	24.32%		$5,075,223	1.21%	0.86%	1.33%	216.00%
Year Ended July 31, 2010 (f)	$7.87	0.06	1.50	1.56 (g)	(0.07)	–	(0.07)	–	$9.36	20.06%	(g)	$2,230,226	1.13%	0.66%	1.33%	152.00%
Year Ended July 31, 2009 (f)	$10.23	0.08	(2.35)	(2.27)	(0.09)	–	(0.09)	–	$7.87	(22.10%	)	$1,837,049	1.03%	1.11%	1.34%	141.00%

Institutional Class Shares
Period Ended January 31, 2014 (f)(i) (Unaudited)	$14.97	0.04	0.49	0.53	(0.18)	(2.91)	(3.09)	–	$12.41	3.55%		$10,354	0.99%	0.70%	0.99%	174.67%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Includes payment by affiliates of $0.001 per share. The effects of such pauments did not affect the amount shown as total return for the period.
(h)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(i)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014. Total return is calculated based on inception date of September 18, 2013 through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Bailard International Equities Fund

For the semiannual period ended January 31, 2014, the Nationwide Bailard International Equities Fund (Class M at NAV) returned 10.34%* versus 5.48% for its benchmark, the MSCI ACWI ex USA. For broader comparison, the median return for the Fund’s closest Lipper peer category of International Multi-Cap Core Funds (consisting of 165 funds as of January 31, 2014) was 6.21% for the same time period.

*	Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

The Fund operates from the top down, with a strategy that focuses first on country selection, followed by stock selection within each individual market. During the reporting period, both country and stock selection were positive contributors to Fund performance versus the primary benchmark. Broadly speaking, added value on the country selection side came from overweighting the better-performing markets of developed Europe and underweighting a number of poor-performing emerging markets. The six months of the reporting period saw a wide divergence in returns between developed markets, particularly in Europe (the MSCI Europe ex-UK Index rose more than 10%), and emerging markets (the MSCI Emerging Markets® Index posted a small loss). In Europe, positive gross domestic product (GDP) growth readings in Spain and Italy, along with a revised economic outlook from the Organization for Economic Cooperation and Development (OECD), provided evidence of the Continent’s emergence from recession. Meanwhile, the anticipation and start of bond purchase tapering (gradual reduction in monetary easing) by the U.S. Federal Reserve had widely negative effects on sentiment toward emerging market stocks and currencies.

Country choices that proved beneficial for Fund performance during the reporting period included overweight positions in Finland, Germany and Spain, zero-weight positions in laggards Canada and Singapore, and underweight or zero-weight positions in troubled emerging markets Brazil, Indonesia, Thailand, South Africa and Turkey. Also helpful for Fund performance was an overweight in Egypt, a top performer among all markets. A large overweight in Japan, combined with a sizable currency hedge, formed a “long local market, short yen” position that proved beneficial to the Fund as the yen weakened from 98 to 102 per dollar during the reporting period.

Results on the stock selection side were strongest for the Fund during the reporting period in Japan and across much of developed Europe (France, Switzerland, the U.K., Spain, Germany and the Netherlands), where portfolio holdings far outperformed the respective MSCI country indexes. Within each market, the Fund’s sector weights are generally held in line with the country index, and sector selection is not pursued as an investment strategy. Notable individual stock outperformers included Fund holdings in printer and watch maker Seiko Epson in Japan, computer peripheral company Logitech International in Switzerland, banks Credit Agricole in France and Bankinter in Spain, retailer W.H. Smith in the U.K., travel services firm TUI in Germany and temporary staffing company Randstad in the Netherlands.

Country selection decisions that did not help Fund results during the reporting period included a couple of “misses” in high-flying developed Europe (zero weights in Italy and Denmark) as well as overweight exposures to disappointing emerging markets Hungary and Russia (positions still held at the end of the reporting period) and the typhoon-struck Philippines (position sold at the end of 2013).

Points of weakness for stock selection within the Fund during the reporting period were Belgium and Finland, where Fund holdings failed to keep up with the respective MSCI country indexes. Results for the emerging markets as a whole were negative, due to slippage in China, Russia, the Czech Republic and Egypt, standing in stark contrast to the very strong developed market results; fortunately, the impact from this on overall Fund performance was minimal as the Fund’s average weight in emerging markets was less than 10%. The most notable individual stock detractor was a name not held by the Fund, Nokia in Finland, which rose mightily on a generous bid by Microsoft for its handset business.

Fund Commentary (cont’d)	Nationwide Bailard International Equities Fund

The Fund entered into financial futures contracts (“futures contracts”) to enable the Fund to more closely approximate the performance of its benchmark indices or for tactical hedging purposes. The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.

Subadviser:

Bailard, Inc.

Portfolio Managers:

Anthony Craddock; Peter M. Hill; and Eric P. Leve

The Fund is subject to the risks of investing in equity securities and risks associated with investing in foreign securities, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and exchange-traded funds (ETFs) (shareholders will bear additional costs). Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview (Unaudited)	Nationwide Bailard International Equities Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•	For the semiannual period ended January 31, 2014, the Fund (Class M at NAV) returned 10.34%, outperforming the benchmark by 4.86% and the Lipper peer category by 4.13%.

•

Country choices that proved beneficial for Fund performance during the reporting period included overweight positions in Finland, Germany and Spain, zero-weight positions in laggards Canada and Singapore, and underweight or zero-weight positions in troubled emerging markets Brazil, Indonesia, Thailand, South Africa and Turkey.

•

Country selection detracted from Fund performance during the reporting period in developed Europe (zero weights in Italy and Denmark) as well as overweight exposures to disappointing emerging markets Hungary, Russia and the Philippines.

Asset Allocation†

Common Stocks	95.5%
Mutual Fund	3.4%
Exchange Traded Funds	2.0%
Liabilities in excess of other assets	(0.9)%
100.0%

Top Industries††

Commercial Banks	10.3%
Pharmaceuticals	7.9%
Insurance	6.6%
Oil, Gas & Consumable Fuels	5.1%
Auto Components	4.4%
Hotels, Restaurants & Leisure	4.3%
Diversified Telecommunication Services	3.0%
Food Products	3.0%
Information Technology Services	2.5%
Construction & Engineering	2.4%
Other Industries	50.5%
100.0%

Top Holdings††

Fidelity Institutional Money Market Fund —Institutional Class	3.4%
Roche Holding AG	2.7%
Sumitomo Mitsui Financial Group, Inc.	2.1%
Market Vectors ETF Trust	1.5%
Bankinter SA	1.5%
Credit Agricole SA	1.4%
Vinci SA	1.3%
Seiko Epson Corp.	1.3%
Cie Generale des Etablissements Michelin	1.3%
Bayer AG	1.2%
Other Holdings	82.3%
100.0%

Top Countries†

Japan	20.5%
United Kingdom	12.9%
France	11.6%
Switzerland	11.1%
Germany	8.1%
United States	5.4%
Netherlands	5.1%
Spain	4.2%
Finland	3.8%
Australia	3.5%
Other Countries	13.8%
100.0%

†	Percentages indicated are based upon net assets as of January 31, 2014.

††	Percentages indicated are based upon total investments as of January 31, 2014.

Fund Performance	Nationwide Bailard International Equities Fund

Average Annual Total Return

(For periods ended January 31, 2014)

		Six Months*		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	10.00%		11.20%	13.89%	7.18%
	w/SC2	3.96%		5.04%	12.60%	6.57%
Class C	w/o SC1	9.62%		10.52%	13.10%	6.47%
	w/SC3	8.62%		9.52%	13.10%	6.47%
Class M4	w/o SC	10.34%		11.85%	14.28%	7.55%
Institutional Service Class[4,5]	w/o SC	10.05%		11.41%	14.07%	7.39%
Institutional Class[4]	w/o SC	3.09%	[6]	—	—	—

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	For the period from September 16, 2013 through January 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective September 16, 2013 Fiduciary Shares were renamed Institutional Service Class Shares.

[6]	Since inception date of September 18, 2013. Not Annualized.

Expense Ratios

Expense Ratio*
Class A	1.42%
Class C	1.92%
Class M	0.92%
Institutional Service Class	1.17%
Institutional Class	0.92%

*	Current effective prospectus dated September 16, 2013. Please see the Fund’s most recent prospectus for details.

Fund Performance	Nationwide Bailard International Equities Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class M shares of the Nationwide Bailard International Equities Fund versus the MSCI ACWI ex USA and the Consumer Price Index (CPI) over the 10-year period ended 1/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Bailard International Equities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (August 1, 2013) and continued to hold your shares at the end of the reporting period (January 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from August 1, 2013 through January 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from August 1, 2013 through January 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard International Equities Fund January 31, 2014			Beginning Account Value ($) 08/01/13	Ending Account Value ($) 01/31/14	Expenses Paid During Period ($) 08/01/13 - 01/31/14	Expense Ratio During Period (%) 08/01/13 - 01/31/14
Class A Shares	Actual	[a]	1,000.00	1,100.00	7.36	1.39
	Hypothetical	[a,b]	1,000.00	1,018.20	7.07	1.39
Class C Shares	Actual	[a]	1,000.00	1,096.20	10.20	1.93
	Hypothetical	[a,b]	1,000.00	1,015.48	9.80	1.93
Class M Shares	Actual	[a]	1,000.00	1,103.40	4.93	0.93
	Hypothetical	[a,b]	1,000.00	1,020.52	4.74	0.93
Institutional Service Class Shares[c]	Actual	[a]	1,000.00	1,100.50	6.14	1.16
	Hypothetical	[a,b]	1,000.00	1,019.36	5.90	1.16
Institutional Class Shares	Actual	[d]	1,000.00	1,030.90	3.31	0.88
	Hypothetical	[a,b]	1,000.00	1,020.77	4.48	0.88

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from August 1, 2013 through January 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

d	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from September 19, 2013 through January 31, 2014 to reflect the period from commencement of operations.

Statement of Investments

January 31, 2014 (Unaudited)

Nationwide Bailard International Equities Fund

Common Stocks 95.5%

	Shares	Market Value

AUSTRALIA 3.5%
Capital Markets 0.3%
Perpetual Ltd.	20,000	$823,134

Construction & Engineering 0.3%
Leighton Holdings Ltd.	50,000	718,607

Containers & Packaging 0.5%
Amcor Ltd.	120,000	1,125,638
Orora Ltd.*	120,000	134,423

		1,260,061

Diversified Financial Services 0.4%
Challenger Ltd.	250,000	1,310,781

Diversified Telecommunication Services 0.4%
Telstra Corp., Ltd.	200,000	900,162

Electric Utilities 0.3%
Spark Infrastructure Group	500,000	718,140

Health Care Providers & Services 0.3%
Primary Health Care Ltd.	150,000	651,582

Hotels, Restaurants & Leisure 0.3%
Flight Centre Travel Group Ltd.	15,000	621,625

Metals & Mining 0.4%
Arrium Ltd.	700,000	951,669

Oil, Gas & Consumable Fuels 0.3%
Woodside Petroleum Ltd.	20,000	654,096

		8,609,857

BRAZIL 0.8%
Diversified Consumer Services 0.3%
Kroton Educacional SA	40,000	611,292

Electric Utilities 0.2%
Cia Energetica de Minas Gerais, ADR	104,612	603,611

Metals & Mining 0.3%
Vale SA, ADR	60,000	816,000

		2,030,903

COLOMBIA 0.6%
Commercial Banks 0.3%
Bancolombia SA – Preference Shares, ADR	15,000	659,100

Oil, Gas & Consumable Fuels 0.3%
Ecopetrol SA, ADR	20,000	685,200

		1,344,300

EGYPT 0.6%
Commercial Banks 0.3%
Commercial International Bank Egypt SAE, GDR REG	180,000	795,671

Wireless Telecommunication Services 0.3%
Global Telecom Holding, GDR*	200,000	662,903

		1,458,574

Common Stocks (continued)

	Shares	Market Value

FINLAND 3.8%
Diversified Financial Services 0.3%
Pohjola Bank PLC, Class A	40,000	$783,389

Diversified Telecommunication Services 0.6%
Elisa OYJ	60,000	1,538,077

Insurance 0.7%
Sampo OYJ, Class A	35,000	1,622,876

Oil, Gas & Consumable Fuels 0.3%
Neste Oil OYJ	45,000	803,268

Paper & Forest Products 1.6%
Stora Enso OYJ, Class R	200,000	1,866,655
UPM-Kymmene OYJ	130,000	1,991,164

		3,857,819

Pharmaceuticals 0.3%
Orion OYJ, Class B	25,000	652,510

		9,257,939

FRANCE 11.7%
Aerospace & Defense 1.0%
Safran SA	15,000	1,065,994
Thales SA	20,000	1,301,491

		2,367,485

Auto Components 2.0%
Cie Generale des Etablissements Michelin	30,000	3,155,711
Valeo SA	15,000	1,673,782

		4,829,493

Automobiles 0.5%
Renault SA	15,000	1,303,036

Commercial Banks 2.1%
Credit Agricole SA*	250,000	3,354,554
Natixis	200,000	1,173,228
Societe Generale SA	15,000	847,498

		5,375,280

Construction & Engineering 1.8%
Eiffage SA	20,000	1,161,154
Vinci SA	50,000	3,269,464

		4,430,618

Electric Utilities 0.5%
Electricite de France	35,000	1,188,129

Information Technology Services 0.9%
AtoS	17,000	1,486,669
Cap Gemini SA	12,000	816,288

		2,302,957

Insurance 0.9%
AXA SA	50,000	1,311,549
SCOR SE	25,000	809,912

		2,121,461

Statement of Investments (Continued)
January 31, 2014 (Unaudited)

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Multi-Utilities 0.5%
GDF Suez	50,000	$1,103,674

Oil, Gas & Consumable Fuels 1.1%
Total SA	45,000	2,567,326

Pharmaceuticals 0.4%
Sanofi	10,000	977,610

		28,567,069

GERMANY 8.2%
Air Freight & Logistics 0.9%
Deutsche Post AG REG	60,000	2,072,269

Airlines 0.4%
Deutsche Lufthansa AG REG*	45,000	1,068,933

Auto Components 0.5%
Continental AG	6,000	1,287,690

Automobiles 0.7%
Daimler AG REG	20,000	1,670,518

Computers & Peripherals 0.3%
Wincor Nixdorf AG	10,000	710,380

Hotels, Restaurants & Leisure 1.0%
TUI AG*	140,000	2,382,913

Insurance 1.7%
Allianz SE REG	10,000	1,662,404
Hannover Rueck SE	20,000	1,586,597
Muenchener Rueckversicherungs AG REG	5,000	1,030,402

		4,279,403

Media 0.4%
ProSiebenSat.1 Media AG REG	20,000	895,934

Pharmaceuticals 1.5%
Bayer AG REG	22,000	2,895,328
Merck KGaA	5,000	774,207

		3,669,535

Wireless Telecommunication Services 0.8%
Freenet AG*	60,000	1,829,401

		19,866,976

GREECE 1.9%
Diversified Telecommunication Services 0.9%
Hellenic Telecommunications Organization SA*	140,000	2,046,658

Electric Utilities 0.3%
Public Power Corp. SA	50,000	669,820

Hotels, Restaurants & Leisure 0.7%
OPAP SA	140,000	1,810,423

		4,526,901

HONG KONG 3.0%
Air Freight & Logistics 0.1%
Kerry Logistics Network Ltd.*	75,000	126,742

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Commercial Banks 0.3%
BOC Hong Kong Holdings Ltd.	250,000	$759,813

Electrical Equipment 0.4%
Johnson Electric Holdings Ltd.	1,200,000	1,069,452

Hotels, Restaurants & Leisure 0.3%
SJM Holdings Ltd.	250,000	774,888

Industrial Conglomerates 0.3%
Hutchison Whampoa Ltd.	60,000	743,036

Real Estate Management & Development 1.6%
Cheung Kong Holdings Ltd.	80,000	1,186,702
Kerry Properties Ltd.	150,000	481,094
New World Development Co., Ltd.	1,100,000	1,375,631
Wharf Holdings Ltd.	125,000	850,928

		3,894,355

		7,368,286

HUNGARY 1.6%
Commercial Banks 0.7%
OTP Bank PLC	100,000	1,830,297

Oil, Gas & Consumable Fuels 0.6%
MOL Hungarian Oil & Gas PLC	22,000	1,346,454

Pharmaceuticals 0.3%
Richter Gedeon Nyrt	35,000	707,472

		3,884,223

IRELAND 0.9%
Containers & Packaging 0.5%
Smurfit Kappa Group PLC	60,000	1,404,914

Food Products 0.4%
Kerry Group PLC, Class A	13,000	874,902

		2,279,816

JAPAN 20.5%
Airlines 0.7%
Japan Airlines Co., Ltd.	35,000	1,751,879

Auto Components 1.8%
Bridgestone Corp.	60,000	2,154,140
Toyo Tire & Rubber Co., Ltd.	150,000	843,835
Toyota Boshoku Corp.	40,000	455,518
Yokohama Rubber Co., Ltd. (The)	100,000	890,502

		4,343,995

Automobiles 1.0%
Daihatsu Motor Co., Ltd.	50,000	779,800
Toyota Motor Corp.	30,000	1,716,590

		2,496,390

Capital Markets 0.5%
Daiwa Securities Group, Inc.	120,000	1,112,929

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Chemicals 1.6%
DIC Corp.	300,000	$853,178
Sumitomo Chemical Co., Ltd.	300,000	1,215,367
Tosoh Corp.	400,000	1,705,534

		3,774,079

Commercial Banks 3.7%
Mizuho Financial Group, Inc.	1,200,000	2,543,187
Resona Holdings, Inc.	200,000	1,054,216
Sumitomo Mitsui Financial Group, Inc.	110,000	5,095,874

		8,693,277

Computers & Peripherals 1.3%
Seiko Epson Corp.	125,000	3,246,061

Electric Utilities 0.4%
Tokyo Electric Power Co., Inc.*	200,000	907,669

Food & Staples Retailing 1.0%
Aeon Co., Ltd.	200,000	2,493,807

Health Care Providers & Services 0.4%
Medipal Holdings Corp.	70,000	1,022,183

Household Durables 0.8%
Sekisui House Ltd.	140,000	1,930,934

Information Technology Services 1.1%
IT Holdings Corp.	40,000	661,639
SCSK Corp.	70,000	1,928,901

		2,590,540

Leisure Equipment & Products 0.9%
Heiwa Corp.	40,000	708,730
Namco Bandai Holdings, Inc.	60,000	1,361,663

		2,070,393

Machinery 0.8%
Hino Motors Ltd.	100,000	1,455,187
Mitsui Engineering & Shipbuilding Co., Ltd.	300,000	585,229

		2,040,416

Metals & Mining 0.3%
Mitsubishi Materials Corp.	250,000	839,264

Office Electronics 0.4%
Ricoh Co., Ltd.	100,000	1,050,830

Oil, Gas & Consumable Fuels 0.2%
Idemitsu Kosan Co., Ltd.	26,000	576,853

Real Estate Management & Development 0.1%
Daikyo, Inc.	150,000	364,544

Road & Rail 0.7%
Sankyu, Inc.	240,000	903,601
West Japan Railway Co.	20,000	819,243

		1,722,844

Trading Companies & Distributors 1.8%
ITOCHU Corp.	100,000	1,221,728
Marubeni Corp.	250,000	1,744,060

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Trading Companies & Distributors (continued)
Sojitz Corp.	400,000	$685,730
Sumitomo Corp.	60,000	747,620

		4,399,138

Wireless Telecommunication Services 1.0%
KDDI Corp.	45,000	2,477,797

		49,905,822

MACAU 0.6%
Hotels, Restaurants & Leisure 0.6%
MGM China Holdings Ltd.	350,000	1,371,800

NETHERLANDS 5.2%
Air Freight & Logistics 0.5%
PostNL NV*	200,000	1,119,540

Diversified Financial Services 0.8%
ING Groep NV, CVA*	150,000	1,981,049

Energy Equipment & Services 0.3%
SBM Offshore NV*	40,000	771,896

Food & Staples Retailing 0.7%
Koninklijke Ahold NV	100,000	1,664,529

Industrial Conglomerates 0.4%
Koninklijke Philips NV	25,000	867,354

Insurance 0.7%
Aegon NV	200,000	1,743,314

Media 0.4%
Wolters Kluwer NV	35,000	965,651

Oil, Gas & Consumable Fuels 0.9%
Royal Dutch Shell PLC, Class B	60,000	2,194,630

Professional Services 0.5%
Randstad Holding NV	20,000	1,268,335

		12,576,298

PAKISTAN 1.1%
Chemicals 0.4%
Engro Corp. Ltd.*	600,000	1,014,531

Oil, Gas & Consumable Fuels 0.4%
Pakistan Petroleum Ltd.	450,000	945,417

Textiles, Apparel & Luxury Goods 0.3%
Nishat Mills Ltd.	500,000	639,148

		2,599,096

RUSSIA 1.5%
Commercial Banks 0.4%
Sberbank of Russia, ADR	80,000	865,600

Oil, Gas & Consumable Fuels 0.8%
Gazprom OAO, ADR	120,000	988,204
Lukoil OAO, ADR	20,000	1,140,000

		2,128,204

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

RUSSIA (continued)
Wireless Telecommunication Services 0.3%
Mobile Telesystems OJSC, ADR	40,000	$690,000

		3,683,804

SPAIN 4.3%
Commercial Banks 1.5%
Bankinter SA	500,000	3,733,651

Electrical Equipment 0.4%
Gamesa Corp. Tecnologica SA*	90,000	986,739

Gas Utilities 0.8%
Gas Natural SDG SA	75,000	1,853,519

Information Technology Services 0.5%
Amadeus IT Holding SA, Class A	30,000	1,186,739

Oil, Gas & Consumable Fuels 0.6%
Repsol SA	65,000	1,519,171

Transportation Infrastructure 0.5%
Abertis Infraestructuras SA	50,000	1,115,757

		10,395,576

SWEDEN 1.5%
Commercial Banks 0.5%
Skandinaviska Enskilda Banken AB, Class A	90,000	1,159,622

Commercial Services & Supplies 0.3%
Securitas AB, Class B	70,000	726,515

Construction & Engineering 0.3%
NCC AB, Class B	25,000	797,775

Household Products 0.4%
Svenska Cellulosa AB SCA, Class B	30,000	853,061

		3,536,973

SWITZERLAND 11.2%
Capital Markets 0.4%
Credit Suisse Group AG REG*	35,853	1,080,285

Computers & Peripherals 0.6%
Logitech International SA REG	90,000	1,414,803

Food Products 1.3%
Aryzta AG*	12,000	942,959
Nestle SA REG	30,000	2,174,141

		3,117,100

Hotels, Restaurants & Leisure 0.4%
Kuoni Reisen Holding AG REG*	2,000	903,992

Insurance 2.3%
Swiss Life Holding AG REG*	8,000	1,721,830
Swiss Re AG*	30,000	2,589,034
Zurich Insurance Group AG*	4,000	1,159,763

		5,470,627

Life Sciences Tools & Services 0.6%
Lonza Group AG REG*	15,000	1,504,597

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Machinery 1.3%
Georg Fischer AG REG*	2,000	$1,369,983
OC Oerlikon Corp. AG REG*	120,000	1,887,856

		3,257,839

Pharmaceuticals 3.7%
Novartis AG REG	30,000	2,371,226
Roche Holding AG	24,000	6,584,776

		8,956,002

Professional Services 0.6%
Adecco SA REG*	20,000	1,570,931

		27,276,176

UNITED KINGDOM 13.0%
Aerospace & Defense 0.9%
BAE Systems PLC	300,000	2,116,466

Capital Markets 1.2%
3i Group PLC	150,000	919,252
Aberdeen Asset Management PLC	300,000	1,924,195

		2,843,447

Commercial Banks 0.6%
Lloyds Banking Group PLC*	1,000,000	1,363,742

Containers & Packaging 0.8%
DS Smith PLC	200,000	1,076,933
Rexam PLC	108,000	873,867

		1,950,800

Diversified Telecommunication Services 1.2%
BT Group PLC	450,000	2,833,687

Food Products 1.3%
Tate & Lyle PLC	70,000	870,567
Unilever PLC	60,000	2,302,801

		3,173,368

Hotels, Restaurants & Leisure 1.0%
Compass Group PLC	110,000	1,643,989
William Hill PLC	150,000	818,742

		2,462,731

Insurance 0.3%
Old Mutual PLC	300,000	848,971

Media 1.1%
Daily Mail & General Trust PLC, Class A	80,000	1,263,786
ITV PLC	400,000	1,290,762

		2,554,548

Paper & Forest Products 0.4%
Mondi PLC	60,000	907,950

Pharmaceuticals 1.7%
AstraZeneca PLC	38,085	2,415,128
GlaxoSmithKline PLC	70,000	1,799,293

		4,214,421

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Road & Rail 0.4%
Stagecoach Group PLC	150,000	$896,136

Software 0.3%
Micro Focus International PLC	67,132	826,131

Specialty Retail 0.8%
WH Smith PLC	120,000	2,055,026

Tobacco 1.0%
British American Tobacco PLC	30,000	1,431,533
Imperial Tobacco Group PLC	30,000	1,094,765

		2,526,298

		31,573,722

Total Common Stocks (cost $185,666,365)		232,114,111

Exchange Traded Funds 2.0%
UNITED STATES 2.0%
Market Vectors ETF Trust*	150,000	3,789,000
Market Vectors Vietnam ETF	50,000	1,053,500

Total Exchange Traded Funds (cost $5,216,999)		4,842,500

Mutual Fund 3.4%
Money Market Fund 3.4%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (a)	8,276,892	8,276,892

Total Mutual Fund (cost $8,276,892)		8,276,892

Total Investments (cost $199,160,256) (b) — 100.9%		245,233,503

Liabilities in excess of other assets — (0.9)%		(2,102,448)

NET ASSETS — 100.0%		$243,131,055

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of January 31, 2014.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

CVA	Dutch Certificate

ETF	Exchange Traded Fund

GDR	Global Depositary Receipt

KGaA	Limited Partnership with shares

Ltd.	Limited

NV	Public Traded Company

OAO	Joint Stock Company

OJSC	Open Joint Stock Company

OYJ	Public Traded Company

PLC	Public Limited Company

RE	Reinsured

REG	Registered Shares

SA	Stock Company

SCA	Limited partnership with share capital

SE	European Public Limited Liability Company

At January 31, 2014, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Japanese Yen	Brown Brothers Harriman & Co.	3/19/14	(2,000,000,000)	$(19,513,337)	$(19,579,186)	$(65,849)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Nationwide Bailard International Equities Fund
Assets:
Investments, at value (cost $199,160,256)	$245,233,503
Cash	1,940
Foreign currencies, at value (cost $44,732)	44,336
Dividends receivable	209,052
Receivable for investments sold	6,554,850
Receivable for capital shares issued	382,870
Reclaims receivable	292,214
Prepaid expenses	16,416

Total Assets	252,735,181

Liabilities:
Payable for investments purchased	9,118,073
Payable for capital shares redeemed	131,129
Unrealized depreciation on forward foreign currency contracts (Note 2)	65,849
Accrued expenses and other payables:
Investment advisory fees	157,729
Fund administration fees	14,118
Distribution fees	2,178
Administrative servicing fees	53,409
Accounting and transfer agent fees	6,568
Trustee fees	2,840
Deferred compensation (Note 2)	15,375
Custodian fees	8,880
Compliance program costs (Note 3)	1,548
Professional fees	15,940
Printing fees	5,697
Other	4,793

Total Liabilities	9,604,126

Net Assets	$243,131,055

Represented by:
Capital	$232,875,787
Accumulated undistributed net investment income	121,824
Accumulated net realized losses from investment, futures, forward and foreign currency transactions	(35,887,645)
Net unrealized appreciation/(depreciation) from investments	46,073,247
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(65,849)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	13,691

Net Assets	$243,131,055

Statement of Assets and Liabilities (Continued)

January 31, 2014 (Unaudited)

Nationwide Bailard International Equities Fund
Net Assets:
Class A Shares	$3,348,264
Class C Shares	1,685,102
Class M Shares	166,070,585
Institutional Service Class Shares	72,016,790
Institutional Class Shares	10,314

Total	$243,131,055

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	419,015
Class C Shares	211,350
Class M Shares	20,821,154
Institutional Service Class Shares	9,033,804
Institutional Class Shares	1,294

Total	30,486,617

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$7.99
Class C Shares (b)	$7.97
Class M Shares	$7.98
Institutional Service Class Shares	$7.97
Institutional Class Shares	$7.97
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.48

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made with 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than 1 year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended January 31, 2014 (Unaudited)

Nationwide Bailard International Equities Fund
INVESTMENT INCOME:
Dividend income	$2,214,885
Foreign tax withholding	(171,566)

Total Income	2,043,319

EXPENSES:
Investment advisory fees	886,156
Fund administration fees	103,079
Distribution fees Class A	5,132
Distribution fees Class C	6,790
Administrative servicing fees Class A	5,132
Administrative servicing fees Institutional Service Class (a)	83,457
Registration and filing fees	25,727
Professional fees	24,026
Printing fees	11,907
Trustee fees	4,237
Custodian fees	21,752
Accounting and transfer agent fees	11,600
Compliance program costs (Note 3)	1,866
Other	17,588

Total expenses before earnings credit, fees waived, and expenses reimbursed	1,208,449

Earnings credit (Note 5)	(109)
Administrative servicing fees voluntarily waived – Class A (Note 3)	(1,055)
Administrative servicing fees voluntarily waived – Institutional Service Class (a) (Note 3)	(7,733)
Expenses reimbursed by adviser (Note 3)	(5,050)

Net Expenses	1,194,502

NET INVESTMENT INCOME	848,817

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions†	6,597,033
Net realized gains from futures transactions (Note 2)	114,341
Net realized gains from forward and foreign currency transactions (Note 2)	568,381

Net realized gains from investment, futures, forward and foreign currency transactions	7,279,755

Net change in unrealized appreciation/(depreciation) from investments	13,735,260
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(84,595)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	217,199
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(6,801)

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	13,861,063

Net realized/unrealized gains from investment, futures, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	21,140,818

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$21,989,635

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
†	Net of capital gain country taxes of $11,963.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Bailard International Equities Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
Operations:
Net investment income	$848,817		$4,674,601
Net realized gains from investment, futures, forward and foreign currency transactions	7,279,755		12,360,956
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	13,861,063		21,360,062

Change in net assets resulting from operations	21,989,635		38,395,619

Distributions to Shareholders From:
Net investment income:
Class A	(81,222)		(50,144)
Class C	(17,079)		(7,450)
Class M	(3,735,701)		(2,633,788)
Institutional Service Class (a)	(1,435,087)		(1,189,568)
Institutional Class	(231	)(b)	–

Change in net assets from shareholder distributions	(5,269,320)		(3,880,950)

Change in net assets from capital transactions	11,936,749		(10,857,206)

Change in net assets	28,657,064		23,657,463

Net Assets:
Beginning of period	214,473,991		190,816,528

End of period	$243,131,055		$214,473,991

Accumulated undistributed net investment income at end of period	$121,824		$4,542,327

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$767,402		$1,714,811 (c)
Dividends reinvested	75,925		43,775
Cost of shares redeemed	(2,036,910)		(1,484,760)

Total Class A Shares	(1,193,583)		273,826

Class C Shares
Proceeds from shares issued	566,645		141,363 (c)
Dividends reinvested	15,435		6,555
Cost of shares redeemed	(148,693)		(363,280)

Total Class C Shares	433,387		(215,362)

Class M Shares
Proceeds from shares issued	8,400,427		14,021,008 (c)
Dividends reinvested	3,344,102		2,300,833
Cost of shares redeemed	(5,867,483)		(13,903,604)

Total Class M Shares	5,877,046		2,418,237

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.
(c)	Includes redemption fees. See Note 4 for further information.

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard International Equities Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (a)
Proceeds from shares issued	$12,306,414		$18,806,412 (c)
Dividends reinvested	491,055		460,313
Cost of shares redeemed	(5,987,801)		(32,600,632)

Total Institutional Service Class Shares	6,809,668		(13,333,907)

Institutional Class Shares
Proceeds from shares issued	10,000	(b)	–
Dividends reinvested	231	(b)	–
Cost of shares redeemed	–	(b)	–

Total Institutional Class Shares	10,231	(b)	–

Change in net assets from capital transactions	$11,936,749		$(10,857,206)

SHARE TRANSACTIONS:
Class A Shares
Issued	94,246		242,887
Reinvested	9,598		6,353
Redeemed	(253,554)		(208,284)

Total Class A Shares	(149,710)		40,956

Class C Shares
Issued	69,777		19,970
Reinvested	1,954		954
Redeemed	(18,456)		(52,939)

Total Class C Shares	53,275		(32,015)

Class M Shares
Issued	1,072,452		1,959,519
Reinvested	423,841		335,398
Redeemed	(739,986)		(1,942,751)

Total Class M Shares	756,307		352,166

Institutional Service Class Shares (a)
Issued	1,556,889		2,671,833
Reinvested	62,238		67,003
Redeemed	(766,125)		(4,608,686)

Total Institutional Service Class Shares	853,002		(1,869,850)

Institutional Class Shares
Issued	1,265	(b)	–
Reinvested	29	(b)	–
Redeemed	–	(b)	–

Total Institutional Class Shares	1,294	(b)	–

Total change in shares	1,514,168		(1,508,743)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.
(c)	Includes redemption fees. See Note 4 for further information.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard International Equities Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$7.41	0.01	0.73	0.74	(0.16)	–	(0.16)	–	$7.99	10.00%		$3,348,264	1.39%	0.36%		1.44%	39.38%
Year Ended July 31, 2013 (f)	$6.27	0.14	1.11	1.25	(0.11)	–	(0.11)	–	$7.41	20.04%		$4,216,776	1.38%	1.94%		1.58%	97.00%
Year Ended July 31, 2012 (f)	$7.45	0.13	(1.15)	(1.02)	(0.16)	–	(0.16)	–	$6.27	(13.57%	)	$3,306,852	1.49%	2.04%		1.67%	102.00%
Year Ended July 31, 2011 (f)	$6.32	0.11	1.14	1.25	(0.12)	–	(0.12)	–	$7.45	20.05%		$5,066,564	1.62%	1.52%		1.77%	95.00%
Year Ended July 31, 2010 (f)	$5.98	0.08	0.40	0.48	(0.14)	–	(0.14)	–	$6.32	8.04%		$6,692,942	1.60%	1.28%		1.78%	84.00%
Year Ended July 31, 2009 (f)	$8.45	0.11	(2.34)	(2.23)	(0.10)	(0.14)	(0.24)	–	$5.98	(25.77%	)	$10,003,501	1.57%	1.92%		1.81%	134.00%

Class C Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$7.37	(0.01)	0.72	0.71	(0.11)	–	(0.11)	–	$7.97	9.62%		$1,685,102	1.93%	(0.20%	)	1.93%	39.38%
Year Ended July 31, 2013 (f)	$6.22	0.09	1.11	1.20	(0.05)	–	(0.05)	–	$7.37	19.28%		$1,164,820	2.08%	1.24%		2.08%	97.00%
Year Ended July 31, 2012 (f)	$7.37	0.08	(1.13)	(1.05)	(0.10)	–	(0.10)	–	$6.22	(14.07%	)	$1,181,621	2.17%	1.36%		2.17%	102.00%
Year Ended July 31, 2011 (f)	$6.26	0.06	1.13	1.19	(0.08)	–	(0.08)	–	$7.37	19.16%		$2,289,773	2.27%	0.87%		2.27%	95.00%
Year Ended July 31, 2010 (f)	$5.92	0.04	0.39	0.43	(0.09)	–	(0.09)	–	$6.26	7.39%		$1,974,951	2.28%	0.60%		2.28%	84.00%
Year Ended July 31, 2009 (f)	$8.35	0.07	(2.30)	(2.23)	(0.06)	(0.14)	(0.20)	–	$5.92	(26.34%	)	$2,217,072	2.27%	1.22%		2.31%	134.00%

Class M Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$7.40	0.03	0.73	0.76	(0.18)	–	(0.18)	–	$7.98	10.34%		$166,070,585	0.93%	0.80%		0.94%	39.38%
Year Ended July 31, 2013 (f)	$6.26	0.16	1.12	1.28	(0.14)	–	(0.14)	–	$7.40	20.53%		$148,561,732	1.08%	2.24%		1.08%	97.00%
Year Ended July 31, 2012 (f)	$7.47	0.15	(1.16)	(1.01)	(0.20)	–	(0.20)	–	$6.26	(13.28%	)	$123,438,593	1.17%	2.36%		1.17%	102.00%
Year Ended July 31, 2011 (f)	$6.34	0.13	1.15	1.28	(0.15)	–	(0.15)	–	$7.47	20.39%		$150,887,844	1.27%	1.87%		1.27%	95.00%
Year Ended July 31, 2010 (f)	$6.00	0.10	0.40	0.50	(0.16)	–	(0.16)	–	$6.34	8.31%		$133,320,908	1.28%	1.60%		1.28%	84.00%
Year Ended July 31, 2009 (f)	$8.48	0.12	(2.34)	(2.22)	(0.12)	(0.14)	(0.26)	–	$6.00	(25.55%	)	$134,220,243	1.27%	2.22%		1.31%	134.00%

Institutional Service Class Shares (g)
Six Months Ended January 31, 2014 (f) (Unaudited)	$7.40	0.02	0.72	0.74	(0.17)	–	(0.17)	–	$7.97	10.05%		$72,016,790	1.16%	0.57%		1.19%	39.38%
Year Ended July 31, 2013 (f)	$6.26	0.15	1.11	1.26	(0.12)	–	(0.12)	–	$7.40	20.34%		$60,530,663	1.21%	2.11%		1.33%	97.00%
Year Ended July 31, 2012 (f)	$7.46	0.14	(1.16)	(1.02)	(0.18)	–	(0.18)	–	$6.26	(13.35%	)	$62,889,462	1.31%	2.21%		1.42%	102.00%
Year Ended July 31, 2011 (f)	$6.33	0.12	1.15	1.27	(0.14)	–	(0.14)	–	$7.46	20.25%		$93,100,614	1.45%	1.69%		1.52%	95.00%
Year Ended July 31, 2010 (f)	$6.00	0.09	0.39	0.48	(0.15)	–	(0.15)	–	$6.33	8.03%		$79,236,673	1.44%	1.44%		1.53%	84.00%
Year Ended July 31, 2009 (f)	$8.48	0.11	(2.34)	(2.23)	(0.11)	(0.14)	(0.25)	–	$6.00	(25.64%	)	$63,644,211	1.39%	2.10%		1.56%	134.00%

Institutional Class Shares
Period Ended January 31, 2014 (f)(h) (Unaudited)	$7.91	0.02	0.22	0.24	(0.18)	–	(0.18)	–	$7.97	3.09%		$10,314	0.88%	0.77%		0.88%	39.38%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(h)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014. Total return is calculated based on inception date of September 18, 2013 through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Bailard Technology & Science Fund

For the semiannual period ended January 31, 2014, the Nationwide Bailard Technology & Science Fund (Class M at NAV) returned 14.85%* versus 14.78% for its primary benchmark, the NASDAQ-100 Index and 14.02% for its secondary benchmark, the S&P North American Technology Sector IndexTM. For broader comparison, the median return for the Fund’s closest Lipper peer category of Science & Technology Funds (consisting of 155 funds as of January 31, 2014) was 14.94% for the same time period.

*Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

Portfolio Performance and Return Drivers

During the reporting period, the Fund’s performance against the NASDAQ-100 Index was aided by allocation but held back by stock selection. The Fund’s overweight position to software and services was accretive; however, selection within the industry detracted, particularly an underweight position to Facebook. Fund holding IBM also was a laggard despite already depressed valuations as the firm continued to struggle with slowing growth in major product lines. The Fund’s overweight positions in smaller software companies Aspen Technology and Manhattan Associates aided selection as both firms continued to outperform expectations. Fund holdings LSI and Responsys were both acquired (by Avago and Oracle, respectively) benefitting performance during the reporting period.

Stock selection in biotechnology also was helpful for Fund performance during the reporting period as the Fund’s health-care exposure posted a return of 26.7% for the reporting period against the NASDAQ Biotechnology Index (a modified market capitalization-weighted index comprising approximately 120 members), which rose 24.5% during the reporting period. The Fund’s overweight bets in Enanta, Gilead, Biogen and Incyte Corp. were the largest contributors to Fund performance during the reporting period. The Fund had a small overweight exposure to ARIAD Pharmaceuticals that moderately hindered Fund performance.

Market Commentary

Technology stocks continued to enjoy the overall strength in equity markets, posting solid gains during the reporting period. In particular, growth technology has continued to power forward despite sky-high valuations, buoyed by solid returns from standouts Facebook and Yelp and a number of successful initial public offerings (IPOs). SAAS (Software-as-a-Service) companies continue to demand a hefty premium, in our opinion only justified in a few select cases. A small sell-off in January provided an interesting data point should the market experience continued near-term volatility.

Biotechnology stocks (as measured by the NASDAQ Biotechnology Index) rose in dramatic fashion during the reporting period. Large-cap stocks moved higher as Gilead released positive clinical data related to its Hepatitis C Virus (HCV) program, and Biogen’s script data for its new Multiple Sclerosis drug continued to impress. While there were no significant signs of the financing window closing, there was a blip on the radar when ARIAD Pharmaceuticals announced that it had discovered a cardiovascular toxicity linked to its oncology drug Iclusig™. This announcement led to an 85% drop in the stock price. Still, the sector held on to the positive tailwinds of various clinical successes and the positive financing environment.

Outlook and Positioning

Investors are starved for organic growth and the technology sector is benefiting. High growth valuations have been bid up, in some cases to unjustifiable levels, while more-stable companies have lagged their counterparts. We believe this leads to opportunity as valuation differentials contract. We are pleased to have kept pace during the reporting period, given our preference for earnings quality and free cash flow, and remain diligent in identifying quality companies to add to the portfolio. Significant downside exists for high growth companies when expectations are missed, as slight changes in growth multiples can have large ramifications on overall company valuation. We believe that an emphasis on process and quality is particularly important in this environment.

Fund Commentary (con’t.)	Nationwide Bailard Technology & Science Fund

Our long-term belief is that a healthy financing/IPO window is what makes the innovation engine run, and over the longer term we expect that this innovation will allow biotechnology to outpace other sectors of the market with respect to growth. We remain vigilant, however, concerning certain sector observations: IPOs of biotechnology companies with little to no clinical data are sporting valuations of nearly $1 billion, and sell-side expectations are increasingly based on higher multiples and clinical success rates as valuations outgrow their “more conservative” discounted cash flow (DCF) estimates. This trend is likely a byproduct of generalist money coming to the table and is something we need to watch carefully, as the historical success rates of biotechnology products are low and clinical-trial failures are often just as spectacularly negative as their positive counterparts—as we witnessed with ARIAD. The Fund held no derivatives during the period.

Subadviser:

Bailard, Inc.

Portfolio Manager:

Sonya Thadhani

The Fund is subject to the risks of investing in equity securities, including new public companies. Growth funds may underperform other funds that use different investing styles. Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview (Unaudited)	Nationwide Bailard Technology & Science Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•	For the semiannual period ended January 31, 2014, the Fund (Class M at NAV) returned 14.85%, outperforming the primary benchmark by 0.07% and underperforming the Lipper peer category by 0.09%.

•	Technology stocks continued to enjoy the overall strength in equity markets during the reporting period, posting solid gains.

•	The Fund’s performance against the NASDAQ-100 Index during the reporting period was aided by allocation but held back by stock selection.

Asset Allocation†

Common Stocks	98.9%
Mutual Fund	0.8%
Exchange Traded Fund	0.4%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Industries††

Software	15.9%
Internet Software & Services	15.4%
Computers & Peripherals	14.8%
Semiconductors & Semiconductor Equipment	14.4%
Information Technology Services	12.7%
Communications Equipment	7.9%
Biotechnology	7.1%
Internet & Catalog Retail	4.0%
Electronic Equipment, Instruments & Components	3.6%
Media	1.1%
Other Industries	3.1%
100.0%

Top Holdings††

Google, Inc., Class A	6.9%
Apple, Inc.	6.5%
Microsoft Corp.	3.5%
QUALCOMM, Inc.	2.9%
Cisco Systems, Inc.	2.7%
Oracle Corp.	2.0%
eBay, Inc.	1.9%
Facebook, Inc., Class A	1.9%
International Business Machines Corp.	1.8%
Amazon.com, Inc.	1.7%
Other Holdings	68.2%
100.0%

†	Percentages indicated are based upon net assets as of January 31, 2014.

††	Percentages indicated are based upon total investments as of January 31, 2014.

Fund Performance	Nationwide Bailard Technology & Science Fund

Average Annual Total Return

(For periods ended January 31, 2014)

		Six Months*		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	14.66%		28.86%	21.75%	6.43%
	w/SC2	8.32%		19.89%	20.37%	5.83%
Class C	w/o SC1	14.29%		26.06%	20.98%	5.83%
	w/SC3	13.29%		25.06%	20.98%	5.83%
Class M4	w/o SC	14.85%		27.30%	22.19%	6.88%
Institutional Service Class[4,5]	w/o SC	14.84%		27.23%	22.17%	6.79%
Institutional Class[4]	w/o SC	9.66%	[6]	—	—	—

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	For the period from September 16, 2013 through January 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective September 16, 2013 Fiduciary Shares were renamed Institutional Service Class Shares.

[6]	Since inception date of September 18, 2013. Not Annualized.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.53%	1.45%
Class C	2.03%	2.03%
Class M	1.03%	1.03%
Institutional Service Class	1.28%	1.20%
Institutional Class	1.03%	1.03%

*	Current effective prospectus dated September 16, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance	Nationwide Bailard Technology & Science Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class M shares of the Nationwide Bailard Technology & Science Fund versus the S&P North American (NA) Technology Sector IndexTM, the NASDAQ-100 Index and the Consumer Price Index (CPI) over the 10-year period ended 1/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Bailard Technology & Science Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (August 1, 2013) and continued to hold your shares at the end of the reporting period (January 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from August 1, 2013 through January 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from August 1, 2013 through January 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard Technology & Science Fund January 31, 2014			Beginning Account Value ($) 08/01/13	Ending Account Value ($) 01/31/14	Expenses Paid During Period ($) 08/01/13 - 01/31/14	Expense Ratio During Period (%) 08/01/13 - 01/31/14
Class A Shares	Actual	[a]	1,000.00	1,146.60	7.63	1.41
	Hypothetical	[a,b]	1,000.00	1,018.10	7.17	1.41
Class C Shares	Actual	[a]	1,000.00	1,142.90	10.80	2.00
	Hypothetical	[a,b]	1,000.00	1,015.12	10.16	2.00
Class M Shares	Actual	[a]	1,000.00	1,148.50	5.47	1.01
	Hypothetical	[a,b]	1,000.00	1,020.11	5.14	1.01
Institutional Service Class Shares[c]	Actual	[a]	1,000.00	1,148.40	6.28	1.16
	Hypothetical	[a,b]	1,000.00	1,019.36	5.90	1.16
Institutional Class Shares	Actual	[d]	1,000.00	1,096.60	3.88	1.00
	Hypothetical	[a,b]	1,000.00	1,020.16	5.09	1.00

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from August 1, 2013 through January 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

d	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from September 19, 2013 through January 31, 2014 to reflect the period from commencement of operations.

Statement of Investments

January 31, 2014 (Unaudited)

Nationwide Bailard Technology & Science Fund

Common Stocks 98.9%

	Shares	Market Value

Automobiles 0.3%
Tesla Motors, Inc.*	1,500	$272,115

Biotechnology 7.1%
Alexion Pharmaceuticals, Inc.*	2,500	396,825
Alkermes PLC*	3,000	146,040
Alnylam Pharmaceuticals, Inc.*	2,400	200,784
Amgen, Inc.	6,000	713,700
ARIAD Pharmaceuticals, Inc.*	8,700	64,293
Array BioPharma, Inc.*	19,800	95,238
Biogen Idec, Inc.*	2,500	781,600
BioMarin Pharmaceutical, Inc.*	4,000	275,520
Celgene Corp.*	4,400	668,492
Clovis Oncology, Inc.*	1,500	97,545
Cubist Pharmaceuticals, Inc.*	2,000	146,180
Enanta Pharmaceuticals, Inc.*	9,000	329,220
Gilead Sciences, Inc.*	9,800	790,370
Incyte Corp., Ltd.*	3,000	196,560
Infinity Pharmaceuticals, Inc.*	4,000	51,400
InterMune, Inc.*	10,000	133,500
Isis Pharmaceuticals, Inc.*	3,900	199,134
KaloBios Pharmaceuticals, Inc.*	30,000	93,600
Medivation, Inc.*	1,500	119,400
Momenta Pharmaceuticals, Inc.*	5,000	89,500
NewLink Genetics Corp.*	6,000	222,120
NPS Pharmaceuticals, Inc.*	5,300	189,634
Orexigen Therapeutics, Inc.*	35,000	238,000
Regeneron Pharmaceuticals, Inc.*	1,325	382,382
Seattle Genetics, Inc.*	3,000	134,580
Vertex Pharmaceuticals, Inc.*	4,500	355,680
XOMA Corp.*	20,000	155,400

		7,266,697

Communications Equipment 7.9%
Cisco Systems, Inc.	124,000	2,716,840
F5 Networks, Inc.*	7,400	791,800
Motorola Solutions, Inc.	24,300	1,550,340
QUALCOMM, Inc.	40,200	2,983,644

		8,042,624

Computers & Peripherals 14.8%
Apple, Inc.	13,350	6,683,010
Electronics For Imaging, Inc.*	29,500	1,249,915
EMC Corp.	64,500	1,563,480
Hewlett-Packard Co.	5,600	162,400
Lexmark International, Inc., Class A	11,000	431,090
NetApp, Inc.	32,020	1,355,727
SanDisk Corp.	4,800	333,840
Seagate Technology PLC	22,200	1,173,492
Synaptics, Inc.*	16,800	980,448
Western Digital Corp.	14,200	1,223,614

		15,157,016

Common Stocks (continued)

	Shares	Market Value

Diversified Telecommunication Services 0.1%
inContact, Inc.*	14,000	$122,920

Electrical Equipment 0.2%
Rockwell Automation, Inc.	1,300	149,292

Electronic Equipment, Instruments & Components 3.6%
Amphenol Corp., Class A	12,000	1,042,560
Jabil Circuit, Inc.	33,600	603,792
Sanmina Corp.*	16,000	267,520
SYNNEX Corp.*	14,000	786,100
TE Connectivity Ltd.	17,800	1,005,878

		3,705,850

Information Technology Services 12.7%
Accenture PLC, Class A	19,300	1,541,684
Alliance Data Systems Corp.*	2,650	635,099
Amdocs Ltd.	31,200	1,349,712
Automatic Data Processing, Inc.	9,800	750,680
Cognizant Technology Solutions Corp., Class A*	14,500	1,405,340
Computer Sciences Corp.	19,000	1,147,790
Euronet Worldwide, Inc.*	30,610	1,311,944
Fidelity National Information Services, Inc.	7,200	365,040
Fiserv, Inc.*	15,600	874,380
FleetCor Technologies, Inc.*	2,600	276,432
International Business Machines Corp.	10,150	1,793,302
MasterCard, Inc., Class A	10,800	817,344
Sapient Corp.*	18,600	298,158
Visa, Inc., Class A	1,920	413,626

		12,980,531

Internet & Catalog Retail 4.0%
Amazon.com, Inc.*	4,900	1,757,581
priceline.com, Inc.*	1,000	1,144,890
TripAdvisor, Inc.*	15,000	1,157,850

		4,060,321

Internet Software & Services 15.4%
AOL, Inc.*	3,800	175,104
Blucora, Inc.*	17,300	443,053
eBay, Inc.*	37,100	1,973,720
Facebook, Inc., Class A*	30,300	1,895,871
Google, Inc., Class A*	5,950	7,026,771
IAC/InterActiveCorp.	12,700	889,508
LinkedIn Corp., Class A*	2,375	511,124
MercadoLibre, Inc.	1,400	135,086
Qihoo 360 Technology Co. Ltd., ADR-CN*	2,800	283,024
Tencent Holdings Ltd., ADR-CN	2,600	179,790
ValueClick, Inc.*	14,600	313,900
VeriSign, Inc.*	18,500	1,086,875
XO Group, Inc.*	8,000	97,040
Yahoo!, Inc.*	16,200	583,524
Yelp, Inc.*	2,000	151,900

		15,746,290

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide Bailard Technology & Science Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Life Sciences Tools & Services 0.5%
Illumina, Inc.*	2,000	$304,000
Luminex Corp.*	5,000	91,350
NanoString Technologies, Inc.*	7,000	127,260

		522,610

Media 1.1%
Comcast Corp., Class A	20,000	1,089,000

Pharmaceuticals 0.9%
Endocyte, Inc.*	9,000	106,830
Merck & Co., Inc.	1,500	79,455
Mylan, Inc.*	7,500	340,575
Salix Pharmaceuticals Ltd.*	2,000	194,680
Shire PLC, ADR-IE	1,500	224,430

		945,970

Semiconductors & Semiconductor Equipment 14.4%
Altera Corp.	14,300	478,049
Analog Devices, Inc.	26,000	1,255,020
Applied Materials, Inc.	13,700	230,434
Avago Technologies Ltd.	6,300	344,232
Broadcom Corp., Class A	18,000	535,680
Cree, Inc.*	3,100	187,302
First Solar, Inc.*	11,400	576,612
Intel Corp.	8,300	203,682
KLA-Tencor Corp.	21,500	1,321,605
Lam Research Corp.*	13,400	678,174
Linear Technology Corp.	26,700	1,189,218
Marvell Technology Group Ltd.	24,400	364,292
Maxim Integrated Products, Inc.	35,900	1,086,334
Micron Technology, Inc.*	50,100	1,154,304
NVIDIA Corp.	50,000	785,000
NXP Semiconductor NV*	22,300	1,078,205
Samsung Electronics Co., Ltd., GDR-KR Reg. S	2,350	1,376,061
Texas Instruments, Inc.	15,000	636,000
Xilinx, Inc.	26,400	1,225,488

		14,705,692

Software 15.9%
Activision Blizzard, Inc.	38,300	656,079
Adobe Systems, Inc.*	7,100	420,249
Advent Software, Inc.	10,300	338,458
ANSYS, Inc.*	4,300	337,679
Aspen Technology, Inc.*	33,650	1,533,430
Autodesk, Inc.*	8,000	410,000
CA, Inc.	9,200	295,136
Check Point Software Technologies Ltd.*	5,800	379,494
CommVault Systems, Inc.*	4,950	341,897
Intuit, Inc.	11,300	827,725
Manhattan Associates, Inc.*	26,800	903,696
Microsoft Corp.	94,000	3,557,900
Oracle Corp.	55,300	2,040,570

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Pegasystems, Inc.	10,000	$454,400
Red Hat, Inc.*	15,200	858,800
Salesforce.com, Inc.*	10,700	647,671
Splunk, Inc.*	4,100	315,823
Symantec Corp.	73,600	1,575,776
VMware, Inc., Class A*	2,600	234,364
Workday, Inc., Class A*	1,500	134,310

		16,263,457

Total Common Stocks (cost $56,704,799)		101,030,385

Exchange Traded Fund 0.4%
Equity Fund 0.4%
Powershares QQQ Trust	5,000	431,350

Total Exchange Traded Fund (cost $380,856)		431,350

Mutual Fund 0.8%
Money Market Fund 0.8%
Fidelity Institutional Money Market Fund —Institutional Class, 0.08% (a)	868,317	868,317

Total Mutual Fund (cost $868,317)		868,317

Total Investments (cost $57,953,972) (b) — 100.1%		102,330,052

Liabilities in excess of other assets — (0.1%)		(95,430)

NET ASSETS — 100.0%		$102,234,622

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of January 31, 2014.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

CN	China

GDR	Global Depositary Receipt

IE	Ireland

KR	South Korea

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

Reg. S	Regulation S

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Nationwide Bailard Technology & Science Fund
Assets:
Investments, at value (cost $57,953,972)	$102,330,052
Dividends receivable	12,743
Receivable for investments sold	278,429
Receivable for capital shares issued	35,355
Reclaims receivable	992
Prepaid expenses	17,491

Total Assets	102,675,062

Liabilities:
Payable for investments purchased	297,962
Payable for capital shares redeemed	33,339
Accrued expenses and other payables:
Investment advisory fees	65,621
Fund administration fees	10,809
Distribution fees	797
Administrative servicing fees	299
Accounting and transfer agent fees	3,090
Trustee fees	1,139
Deferred compensation (Note 2)	5,754
Custodian fees	579
Compliance program costs (Note 3)	1,540
Professional fees	13,579
Printing fees	5,347
Other	585

Total Liabilities	440,440

Net Assets	$102,234,622

Represented by:
Capital	$58,144,101
Accumulated distributions in excess of net investment income	(50,694)
Accumulated net realized losses from investment transactions	(234,865)
Net unrealized appreciation/(depreciation) from investments	44,376,080

Net Assets	$102,234,622

Net Assets:
Class A Shares	$1,797,335
Class C Shares	479,583
Class M Shares	98,720,401
Institutional Service Class Shares	1,226,335
Institutional Class Shares	10,968

Total	$102,234,622

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	116,061
Class C Shares	32,398
Class M Shares	6,195,804
Institutional Service Class Shares	77,054
Institutional Class Shares	690

Total	6,422,007

Statement of Assets and Liabilities (Continued)

January 31, 2014 (Unaudited)

Nationwide Bailard Technology & Science Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$15.49
Class C Shares (b)	$14.80
Class M Shares	$15.93
Institutional Service Class Shares	$15.92
Institutional Class Shares	$15.90
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.44

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than 1 year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended January 31, 2014 (Unaudited)

Nationwide Bailard Technology & Science Fund
INVESTMENT INCOME:
Dividend income	$581,302
Interest income	47
Foreign tax withholding	(122)

Total Income	581,227

EXPENSES:
Investment advisory fees	365,018
Fund administration fees	62,553
Distribution fees Class A	2,097
Distribution fees Class C	2,228
Administrative servicing fees Class A	1,451
Administrative servicing fees Institutional Service Class (a)	1,232
Registration and filing fees	24,131
Professional fees	15,739
Printing fees	9,098
Trustee fees	1,738
Custodian fees	2,006
Accounting and transfer agent fees	5,470
Compliance program costs (Note 3)	1,747
Other	8,314

Total expenses before earnings credit, fees waived, and expenses reimbursed	502,822

Earnings credit (Note 5)	(18)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(193)
Administrative servicing fees voluntarily waived — Institutional Service Class (a) (Note 3)	(189)
Expenses reimbursed by adviser (Note 3)	(5,440)

Net Expenses	496,982

NET INVESTMENT INCOME	84,245

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	5,748,919
Net change in unrealized appreciation/(depreciation) from investments	7,517,036

Net realized/unrealized gains from investments	13,265,955

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$13,350,200

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Bailard Technology & Science Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
Operations:
Net investment income	$84,245		$215,422
Net realized gains from investment transactions	5,748,919		5,772,714
Net change in unrealized appreciation/(depreciation) from investments	7,517,036		7,636,756

Change in net assets resulting from operations	13,350,200		13,624,892

Distributions to Shareholders From:
Net investment income:
Class A	–		–
Class C	–		–
Class M	(201,450)		–
Institutional Service Class (a)	(708)		–
Institutional Class	(22	)(b)	–

Change in net assets from shareholder distributions	(202,180)		–

Change in net assets from capital transactions	(974,736)		(4,517,352)

Change in net assets	12,173,284		9,107,540

Net Assets:
Beginning of period	90,061,338		80,953,798

End of period	$102,234,622		$90,061,338

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(50,694)		$67,241

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$243,840		$310,643
Dividends reinvested	–		–
Cost of shares redeemed	(130,119)		(462,227)

Total Class A Shares	113,721		(151,584)

Class C Shares
Proceeds from shares issued	47,488		296,440
Dividends reinvested	–		–
Cost of shares redeemed	(10,635)		(62,169)

Total Class C Shares	36,853		234,271

Class M Shares
Proceeds from shares issued	3,973,911		6,074,346
Dividends reinvested	186,718		–
Cost of shares redeemed	(4,794,535)		(9,179,691)

Total Class M Shares	(633,906)		(3,105,345)

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Technology & Science Fund
	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (a)
Proceeds from shares issued	$7,801	$686,194
Dividends reinvested	708	–
Cost of shares redeemed	(509,935)	(2,180,888)

Total Institutional Service Class Shares	(501,426)	(1,494,694)

Institutional Class Shares
Proceeds from shares issued	10,000 (b)	–
Dividends reinvested	22 (b)	–
Cost of shares redeemed	– (b)	–

Total Institutional Class Shares	10,022 (b)	–

Change in net assets from capital transactions	$(974,736)	$(4,517,352)

SHARE TRANSACTIONS:
Class A Shares
Issued	17,315	25,493
Reinvested	–	–
Redeemed	(9,202)	(38,465)

Total Class A Shares	8,113	(12,972)

Class C Shares
Issued	3,498	24,443
Reinvested	–	–
Redeemed	(731)	(5,480)

Total Class C Shares	2,767	18,963

Class M Shares
Issued	267,874	473,576
Reinvested	12,236	–
Redeemed	(319,840)	(709,516)

Total Class M Shares	(39,730)	(235,940)

Institutional Service Class Shares (a)
Issued	551	54,441
Reinvested	46	–
Redeemed	(34,827)	(177,027)

Total Institutional Service Class Shares	(34,230)	(122,586)

Institutional Class Shares
Issued	688 (b)	–
Reinvested	2 (b)	–
Redeemed	– (b)	–

Total Institutional Class Shares	690 (b)	–

Total change in shares	(62,390)	(352,535)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Technology & Science Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$13.51	(0.02)	2.00	1.98	–	–	$15.49	14.66%		$1,797,335	1.41%	(0.22%	)	1.44%	20.78%
Year Ended July 31, 2013 (f)	$11.56	(0.02)	1.97	1.95	–	–	$13.51	16.87%		$1,458,286	1.45%	(0.13%	)	1.58%	45.00%
Year Ended July 31, 2012 (f)	$10.98	(0.06)	0.64	0.58	–	–	$11.56	5.28%		$1,397,618	1.45%	(0.57%	)	1.60%	11.00%
Year Ended July 31, 2011 (f)	$9.05	(0.06)	1.99	1.93	–	–	$10.98	21.33%		$1,973,765	1.45%	(0.61%	)	1.58%	16.00%
Year Ended July 31, 2010 (f)	$7.96	(0.04)	1.13	1.09	–	–	$9.05	13.71%		$2,277,231	1.43%	(0.46%	)	1.58%	17.00%
Year Ended July 31, 2009 (f)	$9.17	(0.02)	(1.19)	(1.21)	–	–	$7.96	(13.20%	)	$875,347	1.40%	(0.26%	)	1.56%	24.00%

Class C Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$12.95	(0.06)	1.91	1.85	–	–	$14.80	14.29%		$479,583	2.00%	(0.82%	)	2.02%	20.78%
Year Ended July 31, 2013 (f)	$11.15	(0.09)	1.89	1.80	–	–	$12.95	16.14%		$383,795	2.05%	(0.73%	)	2.08%	45.00%
Year Ended July 31, 2012 (f)	$10.66	(0.12)	0.61	0.49	–	–	$11.15	4.60%		$118,946	2.05%	(1.17%	)	2.10%	11.00%
Year Ended July 31, 2011 (f)	$8.84	(0.13)	1.95	1.82	–	–	$10.66	20.59%		$271,742	2.05%	(1.21%	)	2.08%	16.00%
Year Ended July 31, 2010 (f)	$7.82	(0.09)	1.11	1.02	–	–	$8.84	13.04%		$179,645	2.03%	(1.06%	)	2.08%	17.00%
Year Ended July 31, 2009 (f)	$9.07	(0.06)	(1.19)	(1.25)	–	–	$7.82	(13.78%	)	$121,987	2.00%	(0.87%	)	2.06%	24.00%

Class M Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$13.90	0.01	2.05	2.06	(0.03)	(0.03)	$15.93	14.85%		$98,720,401	1.01%	0.19%		1.02%	20.78%
Year Ended July 31, 2013 (f)	$11.85	0.03	2.02	2.05	–	–	$13.90	17.30%		$86,675,286	1.05%	0.27%		1.08%	45.00%
Year Ended July 31, 2012 (f)	$11.21	(0.02)	0.66	0.64	–	–	$11.85	5.71%		$76,669,709	1.05%	(0.17%	)	1.10%	11.00%
Year Ended July 31, 2011 (f)	$9.20	(0.02)	2.03	2.01	–	–	$11.21	21.85%		$86,181,523	1.05%	(0.21%	)	1.08%	16.00%
Year Ended July 31, 2010 (f)	$8.07	(0.01)	1.15	1.14	(0.01)	(0.01)	$9.20	14.04%		$64,408,363	1.03%	(0.06%	)	1.08%	17.00%
Year Ended July 31, 2009 (f)	$9.27	0.01	(1.21)	(1.20)	–	–	$8.07	(12.84%	)	$65,867,273	1.00%	0.13%		1.06%	24.00%

Institutional Service Class Shares (g)
Six Months Ended January 31, 2014 (f) (Unaudited)	$13.87	0.01	2.05	2.06	(0.01)	(0.01)	$15.92	14.84%		$1,226,335	1.16%	0.07%		1.20%	20.78%
Year Ended July 31, 2013 (f)	$11.83	0.02	2.02	2.04	–	–	$13.87	17.24%		$1,543,971	1.14%	0.18%		1.33%	45.00%
Year Ended July 31, 2012 (f)	$11.20	(0.03)	0.66	0.63	–	–	$11.83	5.63%		$2,767,525	1.11%	(0.23%	)	1.35%	11.00%
Year Ended July 31, 2011 (f)	$9.20	(0.03)	2.03	2.00	–	–	$11.20	21.74%		$1,980,407	1.09%	(0.25%	)	1.33%	16.00%
Year Ended July 31, 2010 (f)	$8.07	(0.01)	1.15	1.14	(0.01)	(0.01)	$9.20	14.17%		$1,676,367	1.06%	(0.09%	)	1.33%	17.00%
Year Ended July 31, 2009 (f)	$9.26	0.01	(1.20)	(1.19)	–	–	$8.07	(12.85%	)	$1,996,051	1.00%	0.13%		1.31%	24.00%

Institutional Class Shares
Period Ended January 31, 2014 (f)(h) (Unaudited)	$14.53	–	1.40	1.40	(0.03)	(0.03)	$15.90	9.66%		$10,968	1.00%	0.01%		1.00%	20.78%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(h)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014. Total return is calculated based on inception return from September 18, 2013 through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Geneva Mid Cap Growth Fund

For the semiannual period ended January 31, 2014, the Nationwide Geneva Mid Cap Growth Fund (Institutional Service Class) returned 6.91%* versus 8.99% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mid-Cap Growth Funds (consisting of 382 funds as of January 31, 2014) was 9.87% for the same time period.

*	Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

The sectors that contributed to relative Fund performance during the reporting period were financial services and consumer discretionary. Specific stocks contributing the most to Fund performance during the reporting period were Under Armour and Chipotle Mexican Grill, both in the consumer discretionary sector, Cognizant Technology Solutions in the technology sector, and Signature Bank in the financial services sector.

The Fund’s holdings in the health-care, materials and processing, and consumer staples sectors were the most significant detractors from relative Fund performance during the reporting period. Individual Fund holdings that detracted from the Fund’s performance during the reporting period were Chart Industries in the producer durables sector, Teradata Corp. in the technology sector, and Ulta Salon in the consumer discretionary sector. From a quality perspective, low-quality companies significantly out-performed their high-quality cohort, with stocks rated C and D by rating agency Standard & Poor’s up 11.12% for the reporting period and those rated B+ or better up 4.74% for the same period.

Subadviser:

Geneva Capital Management Ltd.

Portfolio Managers:

Amy S. Croen, Michelle J. Picard, William A. Priebe and William Scott Priebe

The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of mid-sized companies. Growth funds may underperform other funds that use different investing styles. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview (Unaudited)	Nationwide Geneva Mid Cap Growth Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•	For the semiannual period ended January 31, 2014, the Fund (Institutional Service Class) returned 6.91%, underperforming the benchmark by 2.08% and the Lipper peer category by 2.96%.

•	The sectors in which the Fund invested that contributed to relative Fund performance during the reporting period were financial services and consumer discretionary.

•	The Fund’s holdings in the health-care, materials and processing, and consumer staples sectors were the most significant detractors from relative Fund performance during the reporting period.

Asset Allocation†

Common Stocks	98.0%
Mutual Fund	2.9%
Repurchase Agreements	0.3%
Liabilities in excess of other assets	(1.2)%
100.0%

Top Industries††

Software	12.0%
Specialty Retail	8.3%
Machinery	7.7%
Health Care Equipment & Supplies	6.4%
Commercial Banks	4.3%
Oil, Gas & Consumable Fuels	4.3%
Information Technology Services	4.0%
Electronic Equipment, Instruments & Components	4.0%
Hotels, Restaurants & Leisure	3.5%
Electrical Equipment	3.4%
Other Industries*	42.1%
100.0%

Top Holdings††

Under Armour, Inc., Class A	3.0%
Fidelity Institutional Money Market Fund — Institutional Class	2.9%
Tractor Supply Co.	2.5%
Signature Bank	2.4%
O’Reilly Automotive, Inc.	2.4%
Polaris Industries, Inc.	2.4%
Perrigo Co. PLC	2.2%
Cerner Corp.	2.2%
Wabtec Corp.	2.1%
Amphenol Corp., Class A	2.1%
Other Holdings*	75.8%
100.0%

†	Percentages indicated are based upon net assets as of January 31, 2014.

††	Percentages indicated are based upon total investments as of January 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

Fund Performance	Nationwide Geneva Mid Cap Growth Fund

Average Annual Total Return

(For periods ended January 31, 2014)

		Six Months*		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	6.73%		18.55%	21.20%	9.82%
	w/SC2	0.88%		12.04%	19.84%	9.20%
Class C	w/o SC1	6.47%		17.88%	20.48%	9.08%
	w/SC3	5.47%		16.88%	20.48%	9.08%
Institutional Service Class[4,5]	w/o SC	6.91%		18.88%	21.51%	9.96%
Institutional Class[4]	w/o SC	2.37%	[6]	—	—	—

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	For the period from September 16, 2013 through January 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective September 16, 2013 Fiduciary Shares were renamed Institutional Service Class Shares.

[6]	Since inception date of September 18, 2013. Not Annualized.

Expense Ratios

Expense Ratio*
Class A	1.36%
Class C	1.86%
Institutional Service Class	1.11%
Institutional Class	0.86%

*	Current effective prospectus dated September 16, 2013. Please see the Fund’s most recent prospectus for details.

Fund Performance	Nationwide Geneva Mid Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Geneva Mid Cap Growth Fund versus the Russell Midcap® Growth Index and the Consumer Price Index (CPI) over the 10-year period ended 1/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Geneva Mid Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (August 1, 2013) and continued to hold your shares at the end of the reporting period (January 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from August 1, 2013 through January 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from August 1, 2013 through January 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Geneva Mid Cap Growth Fund January 31, 2014			Beginning Account Value ($) 08/01/13	Ending Account Value ($) 01/31/14	Expenses Paid During Period ($) 08/01/13 - 01/31/14	Expense Ratio During Period (%) 08/01/13 - 01/31/14
Class A Shares	Actual	[a]	1,000.00	1,067.30	6.98	1.34
	Hypothetical	[a,b]	1,000.00	1,018.45	6.82	1.34
Class C Shares	Actual	[a]	1,000.00	1,064.70	9.68	1.86
	Hypothetical	[a,b]	1,000.00	1,015.83	9.45	1.86
Institutional Service Class Shares[c]	Actual	[a]	1,000.00	1,069.10	5.68	1.09
	Hypothetical	[a,b]	1,000.00	1,019.71	5.55	1.09
Institutional Class Shares	Actual	[d]	1,000.00	1,023.70	3.14	0.84
	Hypothetical	[a,b]	1,000.00	1,020.97	4.28	0.84

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from August 1, 2013 through January 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

d	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from September 19, 2013 through January 31, 2014 to reflect the period from commencement of operations.

Statement of Investments

January 31, 2014 (Unaudited)

Nationwide Geneva Mid Cap Growth Fund

Common Stocks 98.0%

	Shares	Market Value

Capital Markets 3.3%
Affiliated Managers Group, Inc.*	162,748	$32,425,911
Raymond James Financial, Inc.	349,758	17,806,180

		50,232,091

Chemicals 1.3%
Sigma-Aldrich Corp.	205,320	19,088,600

Commercial Banks 4.4%
East West Bancorp, Inc.	864,645	28,931,022
Signature Bank*	300,660	36,698,559

		65,629,581

Commercial Services & Supplies 3.4%
Copart, Inc.*	683,587	23,433,362
Stericycle, Inc.*	238,508	27,919,747

		51,353,109

Distributors 2.0%
LKQ Corp.*	1,086,124	29,401,377

Diversified Financial Services 2.0%
IntercontinentalExchange Group, Inc.	143,922	30,049,474

Electrical Equipment 3.5%
AMETEK, Inc.	623,101	30,793,651
Roper Industries, Inc.	154,040	21,140,450

		51,934,101

Electronic Equipment, Instruments & Components 4.0%
Amphenol Corp., Class A	374,992	32,579,305
Trimble Navigation Ltd.*	856,154	27,679,459

		60,258,764

Energy Equipment & Services 0.8%
Oceaneering International, Inc.	177,170	12,074,135

Food Products 2.6%
Hain Celestial Group, Inc. (The)*	262,972	24,164,497
J.M. Smucker Co. (The)	152,407	14,690,511

		38,855,008

Health Care Equipment & Supplies 6.5%
Align Technology, Inc.*	460,452	27,360,058
C.R. Bard, Inc.	146,581	18,995,432
Sirona Dental Systems, Inc.*	266,003	19,136,256
Varian Medical Systems, Inc.*	385,367	31,334,190

		96,825,936

Health Care Providers & Services 1.5%
Catamaran Corp.*	465,553	22,635,187

Health Care Technology 2.2%
Cerner Corp.*	575,084	32,716,529

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure 3.5%
Chipotle Mexican Grill, Inc.*	58,720	$32,411,091
Panera Bread Co., Class A*	123,053	20,804,571

		53,215,662

Household Products 1.6%
Church & Dwight Co., Inc.	376,063	24,286,149

Information Technology Services 4.0%
Cognizant Technology Solutions Corp., Class A*	304,489	29,511,074
Fiserv, Inc.*	551,567	30,915,330

		60,426,404

Insurance 1.3%
Brown & Brown, Inc.	625,119	19,684,997

Internet Software & Services 1.5%
CoStar Group, Inc.*	129,560	22,289,502

Leisure Equipment & Products 2.4%
Polaris Industries, Inc.	287,071	35,941,289

Life Sciences Tools & Services 1.5%
PAREXEL International Corp.*	454,997	22,208,404

Machinery 7.8%
Chart Industries, Inc.*	213,632	18,252,718
IDEX Corp.	370,231	26,660,334
Middleby Corp. (The)*	89,587	22,090,363
Pall Corp.	225,039	18,025,624
Wabtec Corp.	441,488	32,586,229

		117,615,268

Oil, Gas & Consumable Fuels 4.4%
Concho Resources, Inc.*	256,977	25,129,781
Oasis Petroleum, Inc.*	375,765	15,710,735
Range Resources Corp.	283,976	24,475,891

		65,316,407

Pharmaceuticals 2.2%
Perrigo Co. PLC	211,569	32,932,831

Professional Services 1.8%
IHS, Inc., Class A*	241,186	27,352,904

Road & Rail 2.8%
Genesee & Wyoming, Inc., Class A*	214,902	19,414,247
J.B. Hunt Transport Services, Inc.	295,443	22,172,997

		41,587,244

Software 12.1%
ANSYS, Inc.*	347,655	27,301,347
CommVault Systems, Inc.*	216,865	14,978,866
FactSet Research Systems, Inc. (a)	109,940	11,628,354

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide Geneva Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Intuit, Inc.	383,720	$28,107,490
Manhattan Associates, Inc.*	417,984	14,094,420
MICROS Systems, Inc.*	491,161	27,274,170
Red Hat, Inc.*	493,184	27,864,896
Tyler Technologies, Inc.*	174,274	18,377,193
Ultimate Software Group, Inc. (The)*	75,546	12,331,374

		181,958,110

Specialty Retail 8.4%
Dick’s Sporting Goods, Inc.	542,441	28,478,153
DSW, Inc., Class A	626,514	23,588,252
O’Reilly Automotive, Inc.*	278,382	36,462,474
Tractor Supply Co.	562,815	37,432,826

		125,961,705

Textiles, Apparel & Luxury Goods 3.0%
Under Armour, Inc., Class A*	415,599	44,930,408

Trading Companies & Distributors 2.2%
Beacon Roofing Supply, Inc.*	414,012	15,645,514
Fastenal Co.	387,271	17,012,815

		32,658,329

Total Common Stocks (cost $1,126,206,466)		1,469,419,505

Mutual Fund 2.9%
Money Market Fund 2.9%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (b)	43,455,897	43,455,897

Total Mutual Fund (cost $43,455,897)		43,455,897

Repurchase Agreements 0.3%

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.03%, dated 01/31/14, due 02/03/14, repurchase price $3,244,408, collateralized by U.S. Government Agency Securities ranging from 1.63% - 5.00%, maturing 04/20/24 - 12/20/43; total market value $3,309,307. (c)	$3,244,400	3,244,400

Repurchase Agreements (continued)

	Principal Amount	Market Value

Goldman Sachs & Co., 0.01%, dated 01/29/14, due 02/05/14, repurchase price $1,000,002, collateralized by U.S. Government Treasury Securities ranging from 0.00% - 4.38%, maturing 07/15/19 - 02/15/43; total market value $1,020,000. (c)	$1,000,000	$1,000,000

Total Repurchase Agreements (cost $4,244,400)		4,244,400

Total Investments (cost $1,173,906,763) (d) — 101.2%		1,517,119,802
Liabilities in excess of other assets — (1.2%)		(18,268,529)

NET ASSETS — 100.0%		$1,498,851,273

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at January 31, 2014. The total value of securities on loan at January 31, 2014 was $4,156,761.

(b)	Represents 7-day effective yield as of January 31, 2014.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of January 31, 2014 was $4,244,400. Also, see Note 2 within the notes to financial statements for additional information.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

Ltd.	Limited

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Nationwide Geneva Mid Cap Growth Fund
Assets:
Investments, at value* (cost $1,169,662,363)	$1,512,875,402
Repurchase agreements, at value and cost	4,244,400

Total Investments (total cost $1,173,906,763)	1,517,119,802

Dividends receivable	254,118
Security lending income receivable	121
Receivable for capital shares issued	3,740,628
Prepaid expenses	22,840

Total Assets	1,521,137,509

Liabilities:
Payable for investments purchased	13,535,890
Payable for capital shares redeemed	2,203,214
Payable upon return of securities loaned (Note 2)	4,244,400
Accrued expenses and other payables:
Investment advisory fees	872,526
Fund administration fees	67,284
Distribution fees	192,839
Administrative servicing fees	919,155
Accounting and transfer agent fees	76,843
Trustee fees	852
Deferred compensation (Note 2)	85,315
Custodian fees	9,003
Compliance program costs (Note 3)	326
Professional fees	22,097
Printing fees	54,481
Other	2,011

Total Liabilities	22,286,236

Net Assets	$1,498,851,273

Represented by:
Capital	$1,132,846,296
Accumulated net investment loss	(13,936,049)
Accumulated net realized gains from investment transactions	36,727,987
Net unrealized appreciation/(depreciation) from investments	343,213,039

Net Assets	$1,498,851,273

*	Includes value of securities on loan of $4,156,761 (Note 2).

Statement of Assets and Liabilities (Continued)

January 31, 2014 (Unaudited)

Nationwide Geneva Mid Cap Growth Fund
Net Assets:
Class A Shares	$491,829,217
Class C Shares	98,924,326
Institutional Service Class Shares	907,596,688
Institutional Class Shares	501,042

Total	$1,498,851,273

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	17,290,968
Class C Shares	3,859,762
Institutional Service Class Shares	31,483,972
Institutional Class Shares	17,359

Total	52,652,061

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$28.44
Class C Shares (b)	$25.63
Institutional Service Class Shares	$28.83
Institutional Class Shares	$28.86
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$30.18

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made with 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than 1 year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended January 31, 2014 (Unaudited)

Nationwide Geneva Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$3,105,475
Income from securities lending (Note 2)	121

Total Income	3,105,596

EXPENSES:
Investment advisory fees	5,045,300
Fund administration fees	627,682
Distribution fees Class A	622,367
Distribution fees Class B (a)	2,013
Distribution fees Class C	507,513
Administrative servicing fees Class A	622,367
Administrative servicing fees Class B (a)	671
Administrative servicing fees Institutional Service Class (b)	1,117,837
Registration and filing fees	70,788
Professional fees	57,614
Printing fees	228,535
Trustee fees	28,612
Custodian fees	31,199
Accounting and transfer agent fees	243,394
Compliance program costs (Note 3)	3,120
Recoupment fees (Note 3)	45,468
Other	53,405

Total expenses before earnings credit and fees waived	9,307,885

Earnings credit (Note 5)	(383)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(60,206)
Administrative servicing fees voluntarily waived — Institutional Service Class (b) (Note 3)	(104,251)

Net Expenses	9,143,045

NET INVESTMENT LOSS	(6,037,449)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	37,282,740
Net change in unrealized appreciation/(depreciation) from investments	65,311,583

Net realized/unrealized gains from investments	102,594,323

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$96,556,874

(a)	Effective September 16, 2013, Class B Shares were converted to Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Geneva Mid Cap Growth Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
Operations:
Net investment loss	$(6,037,449)		$(7,898,601)
Net realized gains from investment transactions	37,282,740		88,815,733
Net change in unrealized appreciation/(depreciation) from investments	65,311,583		157,419,685

Change in net assets resulting from operations	96,556,874		238,336,817

Distributions to Shareholders From:
Net realized gains:
Class A	(25,361,042)		(6,861,984)
Class B (a)	–		(54,588)
Class C	(5,688,359)		(1,519,946)
Institutional Service Class (b)	(46,021,008)		(9,977,376)
Institutional Class	(515	)(c)	–

Change in net assets from shareholder distributions	(77,070,924)		(18,413,894)

Change in net assets from capital transactions	86,907,793		323,508,195

Change in net assets	106,393,743		543,431,118

Net Assets:
Beginning of period	1,392,457,530		849,026,412

End of period	$1,498,851,273		$1,392,457,530

Accumulated net investment loss at end of period	$(13,936,049)		$(7,898,600)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$57,260,064		$148,745,590
Dividends reinvested	24,126,492		6,402,395
Cost of shares redeemed	(71,760,130)		(104,626,362)

Total Class A Shares	9,626,426		50,521,623

Class B Shares (a)
Proceeds from shares issued	1,748		3,668
Dividends reinvested	–		51,653
Cost of shares redeemed	(2,327,121)		(1,841,076)

Total Class B Shares	(2,325,373)		(1,785,755)

Class C Shares
Proceeds from shares issued	7,509,907		23,731,707
Dividends reinvested	5,132,718		1,296,710
Cost of shares redeemed	(11,025,056)		(10,901,080)

Total Class C Shares	1,617,569		14,127,337

(a)	Effective September 16, 2013, Class B Shares were converted to Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period September 19, 2013 (commencement of operations) through January 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide Geneva Mid Cap Growth Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (b)
Proceeds from shares issued	$148,260,109		$407,746,116
Dividends reinvested	37,689,226		8,126,513
Cost of shares redeemed	(108,455,748)		(155,227,639)

Total Institutional Service Class Shares	77,493,587		260,644,990

Institutional Class Shares
Proceeds from shares issued	521,405	(c)	–
Dividends reinvested	515	(c)	–
Cost of shares redeemed	(26,336	)(c)	–

Total Institutional Class Shares	495,584	(c)	–

Change in net assets from capital transactions	$86,907,793		$323,508,195

SHARE TRANSACTIONS:
Class A Shares
Issued	1,965,475		5,904,464
Reinvested	855,229		268,670
Redeemed	(2,457,782)		(4,136,914)

Total Class A Shares	362,922		2,036,220

Class B Shares (a)
Issued	70		165
Reinvested	–		2,407
Redeemed	(90,045)		(81,834)

Total Class B Shares	(89,975)		(79,262)

Class C Shares
Issued	284,647		1,042,254
Reinvested	201,837		59,674
Redeemed	(416,663)		(470,443)

Total Class C Shares	69,821		631,485

Institutional Service Class Shares (b)
Issued	5,042,978		16,112,704
Reinvested	1,318,727		337,620
Redeemed	(3,673,564)		(6,065,193)

Total Institutional Service Class Shares	2,688,141		10,385,131

Institutional Class Shares
Issued	18,229	(c)	–
Reinvested	18	(c)	–
Redeemed	(888	)(c)	–

Total Institutional Class Shares	17,359	(c)	–

Total change in shares	3,048,268		12,973,574

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Class B Shares were converted to Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period September 19, 2013 (commencement of operations) through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Geneva Mid Cap Growth Fund

		Operations				Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Portfolio Turnover (e)
Class A Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$28.09	(0.14)		2.02	1.88	(1.53)	(1.53)	$28.44	6.73%		$491,829,217	1.34%		(0.92%	)	1.36%		17.85%
Year Ended July 31, 2013 (f)	$23.26	(0.20)		5.46	5.26	(0.43)	(0.43)	$28.09	22.96%		$475,430,830	1.38%		(0.79%	)	1.45%		26.00%
Year Ended July 31, 2012 (f)	$22.71	(0.20)		1.20	1.00	(0.45)	(0.45)	$23.26	4.46%		$346,311,494	1.38%		(0.88%	)	1.51%		17.00%
Year Ended July 31, 2011 (f)	$17.92	(0.20)		5.02	4.82	(0.03)	(0.03)	$22.71	26.82%		$195,872,031	1.38%		(0.92%	)	1.54%		23.00%
Year Ended July 31, 2010 (f)	$15.03	(0.15)		3.04	2.89	–	–	$17.92	19.22%		$176,923,831	1.38%		(0.90%	)	1.57%		26.00%
Period Ended July 31, 2009 (f)(g)	$13.53	(0.10)		1.60	1.50	–	–	$15.03	11.16%		$148,670,303	1.70%	(h)	(1.07%	)	1.72%	(h)	24.00%
Year Ended October 31, 2008	$21.80	(0.17	) (i)	(6.94)	(7.11)	(1.16)	(1.16)	$13.53	(34.29%	)	$132,591,915	1.38%		(0.91%	)	1.38%		22.00%

Class C Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$25.52	(0.19)		1.83	1.64	(1.53)	(1.53)	$25.63	6.47%		$98,924,326	1.86%		(1.45%	)	1.86%		17.85%
Year Ended July 31, 2013 (f)	$21.29	(0.32)		4.98	4.66	(0.43)	(0.43)	$25.52	22.26%		$96,702,988	1.98%		(1.39%	)	1.95%		26.00%
Year Ended July 31, 2012 (f)	$20.96	(0.32)		1.10	0.78	(0.45)	(0.45)	$21.29	3.77%		$67,244,463	1.98%		(1.48%	)	2.01%		17.00%
Year Ended July 31, 2011 (f)	$16.64	(0.31)		4.66	4.35	(0.03)	(0.03)	$20.96	26.14%		$32,580,381	1.98%		(1.52%	)	2.04%		23.00%
Year Ended July 31, 2010 (f)	$14.04	(0.24)		2.84	2.60	–	–	$16.64	18.52%		$18,896,175	1.98%		(1.50%	)	2.07%		26.00%
Period Ended July 31, 2009 (f)(g)	$12.70	(0.16)		1.50	1.34	–	–	$14.04	10.55%		$14,708,050	2.42%	(h)	(1.79%	)	2.42%	(h)	24.00%
Year Ended October 31, 2008	$20.69	(0.28	) (i)	(6.55)	(6.83)	(1.16)	(1.16)	$12.70	(34.80%	)	$14,432,997	2.13%		(1.66%	)	2.13%		22.00%

Institutional Service Class Shares (j)
Six Months Ended January 31, 2014 (f) (Unaudited)	$28.41	(0.10)		2.05	1.95	(1.53)	(1.53)	$28.83	6.91%		$907,596,688	1.09%		(0.67%	)	1.10%		17.85%
Year Ended July 31, 2013 (f)	$23.46	(0.14)		5.52	5.38	(0.43)	(0.43)	$28.41	23.28%		$818,056,645	1.13%		(0.54%	)	1.02%		26.00%
Year Ended July 31, 2012 (f)	$22.85	(0.15)		1.21	1.06	(0.45)	(0.45)	$23.46	4.70%		$431,911,298	1.13%		(0.63%	)	1.26%		17.00%
Year Ended July 31, 2011 (f)	$17.98	(0.15)		5.05	4.90	(0.03)	(0.03)	$22.85	27.25%		$215,698,880	1.13%		(0.67%	)	1.29%		23.00%
Year Ended July 31, 2010 (f)	$15.04	(0.11)		3.05	2.94	–	–	$17.98	19.55%		$19,588,342	1.11%		(0.63%	)	1.32%		26.00%
Period Ended July 31, 2009 (f)(k)	$14.07	(0.01)		0.98	0.97	–	–	$15.04	6.89%		$1,458,576	1.13%	(h)	(0.50%	)	1.25%	(h)	24.00%

Institutional Class Shares
Period Ended January 31, 2014 (f)(l) (Unaudited)	$29.70	0.01		0.68	0.69	(1.53)	(1.53)	$28.86	2.37%		$501,042	0.84%		0.07%		0.84%		17.85%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from October 31, 2008 (predecessor fund fiscal year end) through July 31, 2009.
(h)	Ratios of expenses to average net assets include interest expenses of less that 0.005% for the period ended July 31, 2009, which is not included in the contractual expenses limitation. The interest expense is from utilizing a line of credit.
(i)	Per share amounts calculated using SEC method.
(j)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(k)	For the period from June 26, 2009 (commencement of operations) through July 31, 2009.
(l)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014. Total return is calculated based on inception date of September 18, 2013 through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Geneva Small Cap Growth Fund

For the semiannual period ended January 31, 2014, the Nationwide Geneva Small Cap Growth Fund (Institutional Service Class) returned 12.79%* versus 11.48% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Growth Funds (consisting of 536 funds as of January 31, 2014) was 11.52% for the same time period.

*Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

The sectors that contributed to relative Fund performance during the reporting period were technology, financial services and energy. The greatest-contributing stocks to Fund performance during the reporting period were Tyler Technologies, Concur Technologies, Envestnet and Interactive Intelligence in the technology sector, Medidata Solutions in the health-care sector and Middleby Corp. in the producer durables sector.

The Fund’s holdings in the health-care and consumer discretionary sectors were the most significant detractors from relative Fund performance during the reporting period. Individual Fund holdings that detracted from the Fund’s performance during the reporting period were Chart Industries in the producer durables sector, Infoblox in the technology sector, and BJ’s Restaurant and Ulta Salon, both in the consumer discretionary sector. BJ’s Restaurant and Ulta Salon were sold from the Fund during the reporting period.

Subadviser:

Geneva Capital Management Ltd.

Portfolio Managers:

Amy S. Croen, Michelle J. Picard,

William A. Priebe and William Scott Priebe

The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of smaller companies. Growth funds may underperform other funds that use different investing styles. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview (Unaudited)	Nationwide Geneva Small Cap Growth Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•	For the semiannual period ended January 31, 2014, the Fund (Institutional Service Class) returned 12.79%, outperforming the benchmark by 1.31% and the Lipper peer category by 1.27%.

•	The sectors that contributed to relative Fund performance during the reporting period were technology, financial services and energy.

•	The Fund’s holdings in the health-care and consumer discretionary sectors were the most significant detractors from relative Fund performance during the reporting period.

Asset Allocation†

Common Stocks	95.5%
Mutual Fund	5.6%
Liabilities in excess of other assets	(1.1)%
100.0%

Top Industries††

Software	14.8%
Machinery	11.4%
Health Care Equipment & Supplies	7.0%
Specialty Retail	5.1%
Oil, Gas & Consumable Fuels	5.1%
Commercial Banks	4.7%
Health Care Providers & Services	4.7%
Life Sciences Tools & Services	4.1%
Chemicals	3.6%
Health Care Technology	3.4%
Other Industries	36.1%
100.0%

Top Holdings††

Fidelity Institutional Money Market Fund — Institutional Class	5.5%
Medidata Solutions, Inc.	3.4%
Tyler Technologies, Inc.	3.2%
MWI Veterinary Supply, Inc.	3.1%
Middleby Corp. (The)	3.0%
Ultimate Software Group, Inc. (The)	2.7%
Concur Technologies, Inc.	2.6%
Interactive Intelligence Group, Inc.	2.6%
MarketAxess Holdings, Inc.	2.6%
Bank of the Ozarks, Inc.	2.5%
Other Holdings	68.8%
100.0%

†	Percentages indicated are based upon net assets as of January 31, 2014.

††	Percentages indicated are based upon total investments as of January 31, 2014.

Fund Performance	Nationwide Geneva Small Cap Growth Fund

Average Annual Total Return

(For periods ended January 31, 2014)

		Six Months*	1 Yr.	Since Inception
Class A	w/o SC1	12.66%	32.75%	22.05%	[6]
	w/SC2	6.47%	25.44%	20.58%	[6]
Class C	w/o SC1	12.29%	31.93%	21.34%	[6]
	w/SC3	11.29%	30.93%	21.34%	[6]
Institutional Service Class[4,5]	w/o SC	12.79%	33.06%	22.36%	[6]
Institutional Class[4]	w/o SC	—	—	6.21%	[7]

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	For the period from September 16, 2013 through January 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective September 16, 2013 Fiduciary Shares were renamed Institutional Service Class Shares.

[6]	Since inception date of June 12, 2009.

[7]	Since inception date of September 18, 2013. Not Annualized.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.85%	1.62%
Class C	2.35%	2.22%
Institutional Service Class	1.60%	1.37%
Institutional Class	1.35%	1.22%

*	Current effective prospectus dated September 16, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance	Nationwide Geneva Small Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide Geneva Small Cap Growth Fund since inception* through 1/31/14 versus the Russell 2000® Growth Index and the Consumer Price Index (CPI) for the same period. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*The inception date for the Nationwide Geneva Small Cap Growth Fund is 9/16/13. Performance prior to that date is based on the since-inception performance of the Fund’s predecessor fund.

Shareholder Expense Example	Nationwide Geneva Small Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (August 1, 2013) and continued to hold your shares at the end of the reporting period (January 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from August 1, 2013 through January 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from August 1, 2013 through January 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Geneva Small Cap Growth Fund January 31, 2014			Beginning Account Value ($) 08/01/13	Ending Account Value ($) 01/31/14	Expenses Paid During Period ($) 08/01/13 - 01/31/14	Expense Ratio During Period (%) 08/01/13 - 01/31/14
Class A Shares	Actual	[a]	1,000.00	1,126.60	8.68	1.62
	Hypothetical	[a,b]	1,000.00	1,017.04	8.24	1.62
Class C Shares	Actual	[a]	1,000.00	1,122.90	11.88	2.22
	Hypothetical	[a,b]	1,000.00	1,014.01	11.27	2.22
Institutional Service Class Shares[c]	Actual	[a]	1,000.00	1,127.90	7.35	1.37
	Hypothetical	[a,b]	1,000.00	1,018.30	6.97	1.37
Institutional Class Shares	Actual	[d]	1,000.00	1,062.10	4.65	1.22
	Hypothetical	[a,b]	1,000.00	1,019.06	6.21	1.22

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from August 1, 2013 through January 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares. Class Shares

d	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from September 19, 2013 through January 31, 2014 to reflect the period from commencement of operations.

Statement of Investments

January 31, 2014 (Unaudited)

Nationwide Geneva Small Cap Growth Fund

Common Stocks 95.5%

	Shares	Market Value

Air Freight & Logistics 1.3%
Echo Global Logistics, Inc.*	97,524	$1,978,762

Airlines 1.9%
Allegiant Travel Co.	31,294	2,849,945

Capital Markets 1.0%
Affiliated Managers Group, Inc.*	7,177	1,429,945

Chemicals 3.6%
Balchem Corp.	53,116	2,895,884
Sensient Technologies Corp.	51,185	2,503,970

		5,399,854

Commercial Banks 4.8%
Bank of the Ozarks, Inc.	59,309	3,760,191
Texas Capital Bancshares, Inc.*	56,613	3,366,775

		7,126,966

Commercial Services & Supplies 3.3%
Healthcare Services Group, Inc.	103,900	2,818,807
Team, Inc.*	48,125	2,037,131

		4,855,938

Distributors 0.9%
LKQ Corp.*	51,695	1,399,384

Diversified Financial Services 2.6%
MarketAxess Holdings, Inc.	61,021	3,828,458

Electrical Equipment 2.4%
Acuity Brands, Inc.	28,051	3,563,599

Electronic Equipment, Instruments & Components 1.4%
Cognex Corp.*	53,953	2,128,446

Energy Equipment & Services 1.6%
Dril-Quip, Inc.*	23,534	2,366,579

Food Products 3.1%
J&J Snack Foods Corp.	31,949	2,814,707
TreeHouse Foods, Inc.*	27,869	1,834,895

		4,649,602

Health Care Equipment & Supplies 7.0%
ABIOMED, Inc.*	99,382	2,732,011
Cantel Medical Corp.	100,803	3,195,455
Haemonetics Corp.*	45,902	1,739,227
Neogen Corp.*	65,903	2,769,244

		10,435,937

Health Care Providers & Services 4.7%
IPC The Hospitalist Co., Inc.*	45,028	2,403,595
MWI Veterinary Supply, Inc.*	24,627	4,587,025

		6,990,620

Common Stocks (continued)

	Shares	Market Value

Health Care Technology 3.5%
Medidata Solutions, Inc.*	81,531	$5,144,606

Hotels, Restaurants & Leisure 3.4%
Chuy’s Holdings, Inc.*	57,706	2,084,341
Panera Bread Co., Class A*	12,095	2,044,901
Red Robin Gourmet Burgers, Inc.*	13,844	891,969

		5,021,211

Internet Software & Services 2.9%
Envestnet, Inc.*	66,012	2,822,013
NIC, Inc.	64,445	1,401,034

		4,223,047

Life Sciences Tools & Services 4.2%
PAREXEL International Corp.*	69,691	3,401,618
Techne Corp.	31,075	2,823,785

		6,225,403

Machinery 11.5%
Barnes Group, Inc.	75,338	2,820,655
Chart Industries, Inc.*	28,343	2,421,626
Donaldson Co., Inc.	56,540	2,332,840
Middleby Corp. (The)*	18,069	4,455,454
Proto Labs, Inc.*	25,101	1,992,015
RBC Bearings, Inc.*	46,777	3,033,021

		17,055,611

Oil, Gas & Consumable Fuels 5.1%
Bonanza Creek Energy, Inc.*	45,137	1,837,527
Gulfport Energy Corp.*	48,744	2,970,947
SM Energy Co.	33,516	2,773,784

		7,582,258

Professional Services 1.5%
Advisory Board Co. (The)*	34,500	2,184,195

Road & Rail 2.4%
Genesee & Wyoming, Inc., Class A*	22,040	1,991,094
Marten Transport Ltd.	84,992	1,620,797

		3,611,891

Software 15.0%
Bottomline Technologies de, Inc.*	74,318	2,572,889
Concur Technologies, Inc.*	32,787	3,978,375
FactSet Research Systems, Inc.	10,237	1,082,768
Infoblox, Inc.*	52,460	1,840,297
Interactive Intelligence Group, Inc.*	51,549	3,914,631
Tyler Technologies, Inc.*	45,647	4,813,476
Ultimate Software Group, Inc. (The)*	24,958	4,073,894

		22,276,330

Specialty Retail 5.2%
Hibbett Sports, Inc.*	45,829	2,750,198

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide Geneva Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Monro Muffler Brake, Inc.	57,050	$3,166,845
Vitamin Shoppe, Inc.*	38,835	1,740,585

		7,657,628

Trading Companies & Distributors 1.2%
Beacon Roofing Supply, Inc.*	48,635	1,837,917

Total Common Stocks (cost $107,060,143)		141,824,132

Mutual Fund 5.6%
Money Market Fund 5.6%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (a)	8,258,162	8,258,162

Total Mutual Fund (cost $8,258,162)		8,258,162

Total Investments (cost $115,318,305) (b) — 101.1%		150,082,294

Liabilities in excess of other assets — (1.1%)		(1,635,865)

NET ASSETS — 100.0%		$148,446,429

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of January 31, 2014.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Nationwide Geneva Small Cap Growth Fund
Assets:
Investments, at value (cost $115,318,305)	$150,082,294
Dividends receivable	3,870
Receivable for capital shares issued	824,122
Prepaid expenses	18,189

Total Assets	150,928,475

Liabilities:
Payable for investments purchased	2,172,594
Payable for capital shares redeemed	66,942
Accrued expenses and other payables:
Investment advisory fees	123,409
Fund administration fees	15,063
Distribution fees	22,115
Administrative servicing fees	46,862
Accounting and transfer agent fees	4,053
Trustee fees	869
Deferred compensation (Note 2)	5,466
Custodian fees	754
Compliance program costs (Note 3)	434
Professional fees	12,654
Printing fees	10,183
Other	648

Total Liabilities	2,482,046

Net Assets	$148,446,429

Represented by:
Capital	$114,101,411
Accumulated net investment loss	(1,472,669)
Accumulated net realized gains from investment transactions	1,053,698
Net unrealized appreciation/(depreciation) from investments	34,763,989

Net Assets	$148,446,429

Statement of Assets and Liabilities (Continued)

January 31, 2014 (Unaudited)

Nationwide Geneva Small Cap Growth Fund
Net Assets:
Class A Shares	$38,296,048
Class C Shares	16,806,792
Institutional Service Class Shares	93,281,665
Institutional Class Shares	61,924

Total	$148,446,429

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	876,535
Class C Shares	396,264
Institutional Service Class Shares	2,107,373
Institutional Class Shares	1,398

Total	3,381,570

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$43.69
Class C Shares (b)	$42.41
Institutional Service Class Shares	$44.26
Institutional Class Shares	$44.29
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$46.36

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than 1 year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended January 31, 2014 (Unaudited)

Nationwide Geneva Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$270,821

Total Income	270,821

EXPENSES:
Investment advisory fees	640,164
Fund administration fees	83,551
Distribution fees Class A	38,224
Distribution fees Class C	73,074
Administrative servicing fees Class A	26,043
Administrative servicing fees Institutional Service Class (a)	71,596
Registration and filing fees	29,365
Professional fees	16,803
Printing fees	19,371
Trustee fees	2,190
Custodian fees	2,572
Accounting and transfer agent fees	14,404
Compliance program costs (Note 3)	1,768
Other	6,930

Total expenses before earnings credit, fees waived, and expenses reimbursed	1,026,055

Earnings credit (Note 5)	(37)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(3,108)
Administrative servicing fees voluntarily waived — Institutional Service Class (a) (Note 3)	(9,476)
Expenses reimbursed by adviser (Note 3)	(34,707)

Net Expenses	978,727

NET INVESTMENT LOSS	(707,906)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,670,824
Net change in unrealized appreciation/(depreciation) from investments	12,343,218

Net realized/unrealized gains from investments	15,014,042

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$14,306,136

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Geneva Small Cap Growth Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
Operations:
Net investment loss	$(707,906)		$(764,763)
Net realized gains from investment transactions	2,670,824		4,210,112
Net change in unrealized appreciation/(depreciation) from investments	12,343,218		18,438,559

Change in net assets resulting from operations	14,306,136		21,883,908

Distributions to Shareholders From:
Net realized gains:
Class A	(1,065,380)		(583,961)
Class C	(502,214)		(285,618)
Institutional Service Class (a)	(2,586,446)		(1,574,763)
Institutional Class	(325	)(b)	–

Change in net assets from shareholder distributions	(4,154,365)		(2,444,342)

Change in net assets from capital transactions	28,618,575		51,141,945

Change in net assets	38,770,346		70,581,511

Net Assets:
Beginning of period	109,676,083		39,094,572

End of period	$148,446,429		$109,676,083

Accumulated net investment loss at end of period	$(1,472,669)		$(764,763)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$17,034,350		$15,711,087
Dividends reinvested	1,038,753		552,963
Cost of shares redeemed	(6,622,041)		(6,057,104)

Total Class A Shares	11,451,062		10,206,946

Class C Shares
Proceeds from shares issued	4,465,047		6,971,615
Dividends reinvested	493,337		281,159
Cost of shares redeemed	(1,135,677)		(1,075,169)

Total Class C Shares	3,822,707		6,177,605

Institutional Service Class Shares (a)
Proceeds from shares issued	28,571,816		47,263,193
Dividends reinvested	2,109,679		1,100,299
Cost of shares redeemed	(17,398,296)		(13,606,098)

Total Institutional Service Class Shares	13,283,199		34,757,394

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

(b) For the period from September 19, 2013 (commencement of operations) through January 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide Geneva Small Cap Growth Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$61,298	(b)	$–
Dividends reinvested	325	(b)	–
Cost of shares redeemed	(16	)(b)	–

Total Institutional Class Shares	61,607	(b)	–

Change in net assets from capital transactions	$28,618,575		$51,141,945

SHARE TRANSACTIONS:
Class A Shares
Issued	389,828		457,436
Reinvested	24,367		17,383
Redeemed	(152,603)		(176,348)

Total Class A Shares	261,592		298,471

Class C Shares
Issued	104,997		205,357
Reinvested	11,911		9,035
Redeemed	(27,065)		(31,379)

Total Class C Shares	89,843		183,013

Institutional Service Class Shares (a)
Issued	651,290		1,350,672
Reinvested	48,858		34,256
Redeemed	(396,872)		(383,045)

Total Institutional Service Class Shares	303,276		1,001,883

Institutional Class Shares
Issued	1,391	(b)	–
Reinvested	8	(b)	–
Redeemed	(1	)(b)	–

Total Institutional Class Shares	1,398	(b)	–

Total change in shares	656,109		1,483,367

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from (b) September 19, 2013 (commencement of operations) through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Geneva Small Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Loss to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Six Months Ended January 31, 2014(f) (Unaudited)	$40.05	(0.26)	5.30	5.04	(1.40)	(1.40)	–	$43.69	12.66%	$38,296,048	1.62%	(1.20)%	1.69%	11.81%
Year Ended July 31, 2013(f)	$31.36	(0.42)	10.63	10.21	(1.52)	(1.52)	–	$40.05	33.86%	$24,629,215	1.62%	(1.21)%	1.88%	30.00%
Year Ended July 31, 2012(f)	$30.87	(0.38)	1.80	1.42	(0.93)	(0.93)	–	$31.36	4.69%	$9,925,067	1.62%	(1.26)%	2.07%	45.00%
Year Ended July 31, 2011(f)	$24.39	(0.39)	7.90	7.51	(1.03)	(1.03)	–	$30.87	30.90%	$9,000,251	1.62%	(1.30)%	2.25%	45.00%
Year Ended July 31, 2010(f)	$20.70	(0.26)	3.95	3.69	–	–	–	$24.39	17.83%	$3,220,168	1.62%	(1.15)%	2.73%	62.00%
Period Ended July 31, 2009(f)(g)	$20.00	(0.03)	0.73	0.70	–	–	–	$20.70	3.50%	$1,987,979	1.62%	(0.98)%	8.59%	7.00%

Class C Shares
Six Months Ended January 31, 2014(f) (Unaudited)	$39.04	(0.38)	5.15	4.77	(1.40)	(1.40)	–	$42.41	12.29%	$16,806,792	2.22%	(1.79)%	2.27%	11.81%
Year Ended July 31, 2013(f)	$30.78	(0.62)	10.40	9.78	(1.52)	(1.52)	–	$39.04	33.08%	$11,961,250	2.22%	(1.81)%	2.38%	30.00%
Year Ended July 31, 2012(f)	$30.49	(0.56)	1.78	1.22	(0.93)	(0.93)	–	$30.78	4.09%	$3,798,576	2.22%	(1.86)%	2.57%	45.00%
Year Ended July 31, 2011(f)	$24.23	(0.58)	7.87	7.29	(1.03)	(1.03)	–	$30.49	30.18%	$2,133,507	2.22%	(1.90)%	2.75%	45.00%
Year Ended July 31, 2010(f)	$20.69	(0.40)	3.94	3.54	–	–	–	$24.23	17.11%	$259,851	2.22%	(1.75)%	3.23%	62.00%
Period Ended July 31, 2009(f)(g)	$20.00	(0.04)	0.73	0.69	–	–	–	$20.69	3.45%	$36,280	2.22%	(1.58)%	9.09%	7.00%
Institutional Service Class Shares(h)
Six Months Ended January 31, 2014(f) (Unaudited)	$40.51	(0.21)	5.36	5.15	(1.40)	(1.40)	–	$44.26	12.79%	$93,281,665	1.37%	(0.95)%	1.45%	11.81%
Year Ended July 31, 2013(f)	$31.63	(0.34)	10.74	10.40	(1.52)	(1.52)	–	$40.51	34.18%	$73,085,618	1.36%	(0.95)%	1.63%	30.00%
Year Ended July 31, 2012(f)	$31.04	(0.30)	1.82	1.52	(0.93)	(0.93)	–	$31.63	4.99%	$25,370,929	1.35%	(0.99)%	1.82%	45.00%
Year Ended July 31, 2011(f)	$24.45	(0.31)	7.93	7.62	(1.03)	(1.03)	–	$31.04	31.28%	$12,477,289	1.35%	(1.03)%	2.00%	45.00%
Year Ended July 31, 2010(f)	$20.70	(0.20)	3.95	3.75	–	–	–	$24.45	18.12%	$6,252,291	1.37%	(0.89)%	2.48%	62.00%
Period Ended July 31, 2009(f)(g)	$20.00	(0.02)	0.72	0.70	–	–	–	$20.70	3.50%	$1,597,847	1.37%	(0.73)%	8.34%	7.00%
Institutional Class Shares
Period Ended January 31, 2014(f)(i) (Unaudited)	$43.05	(0.15)	2.78	2.63	(1.40)	(1.40)	–	$44.29	6.21%	$61,924	1.22%	(0.89)%	1.24%	11.81%

Amounts designated as “_” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from June 12, 2009 (commencement of operations) through July 31, 2009.
(h)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(i)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014. Total return is calculated based on inception date of September 18, 2013 through January 31, 2014 .

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide HighMark Balanced Fund

For the semiannual period ended January 31, 2014, the Nationwide HighMark Balanced Fund (Institutional Service Class) returned 3.03%* versus 4.88% for its composite benchmark, 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 364 funds as of January 31, 2014) was 2.97% for the same time period.

*	Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

Market Environment

The six months of the reporting period were characterized by the odd juxtaposition of stronger economic data and increased confidence in a continuation of the Federal Reserve’s accommodative monetary policy. This combination led to a strong market rally in the latter half of 2013 with a definite “risk on” flavor. The markets pulled back in January 2014 when trouble with emerging markets began to appear.

The rally began with the Fed’s “surprise” decision in September 2013 not to taper (gradually reduce) its bond purchases. Strong employment data and better-than-expected gross domestic product (GDP) growth added fuel to the fire and kept the rally going. By the end of 2013, sentiment was so positive that the Fed was able to announce a modest tapering without derailing the market. The January 2014 market pullback resulted from worries about emerging markets being affected by decreased stimulus from the Fed.

The fixed-income markets were volatile during the reporting period due to uncertainty about fiscal and monetary policy, particularly regarding the future of the Fed’s bond purchase program. The federal budget agreement is expected to have a slightly less negative impact on GDP in 2014, although the federal debt ceiling will need to be raised again, perhaps as early as March, providing another potential flashpoint. On December 18, 2013, the Federal Open Market Committee (FOMC) finally took the first step toward ending the Fed’s bond purchases, deciding to “modestly reduce the pace of its asset purchases” from $85 billion per month to $75 billion, marking the beginning of the end of this previously unlimited program.

Portfolio Performance

The Fund benefited on the equity portion of its investments during the reporting period from being overweight in the industrials sector, which outperformed the benchmark during the reporting period. This overweight in the Fund was a byproduct of bottom-up stock selection rather than a decision based on management’s top-down view of the sector. The Fund also benefited from being underweight the utilities sector and the telecommunications sector, both of which underperformed the benchmark for the reporting period. As with the industrials sector, the underweights in these two sectors were a function of bottom-up stock selection rather than a specific bet on the overall sector based on macroeconomic or other top-down factors. Detractors from Fund performance during the reporting period included stock selection in technology, industrials and consumer discretionary.

In the fixed-income market, investment-grade corporate bond spreads ended the reporting period up 130 basis points, the tightest level since July 2007, while high-yield bond spreads finished up 421 basis points, below the long-term average of 600 basis points. New supply from both investment-grade and high-yield bond issuers was strong during the period , as companies attempted to lock in borrowing costs ahead of rising Treasury yields. Agency mortgage-backed securities returned 2.8% during the period, as option-adjusted spreads narrowed by 18 basis points. At 36 basis points, agency mortgage spreads remained below long-term averages, supported by the Fed’s low-interest-rate policy and agency mortgage bond buying mandate. The volume of mortgages issued at these low rates has kept the duration of the mortgage index near the longest in its history, 5.6 years at period end. The Fed continues to reinvest principal and interest payments from its existing portfolio into agency mortgage-backed securities in addition to those purchased under the quantitative easing (QE) program.

Fund Commentary (cont’d)	Nationwide HighMark Balanced Fund

In the equities area, during the past several years high-quality companies have traded at a persistent discount to lower-quality, high-octane stocks. This trend came to a head in 2013 as the performance spread between such styles was near 10%. Every time the gap threatens to close, the Fed engages in a fresh round of stimulus of some kind, refueling low-quality firms for another run. With the pace of the QE program beginning to abate and with interest rates having nowhere to go but up, we expect that this discount will close with more persistence than we have seen for some time, and companies with stable earnings and the ability to self-finance will lead the market.

Outlook and Positioning

In the fixed-income area our near-term outlook is for a gradual improvement in economic growth to put modest upward pressure on Treasury yields beyond two-year maturities. Short-term rates, however, most likely will continue to be anchored by the Fed’s commitment to “a highly accommodative stance of monetary policy…for a considerable time after the asset purchase program ends and the economic recovery strengthens.” Despite the announced reduction in bond purchases, the Fed continues to emphasize that there is no predetermined path for asset purchases and that future decisions regarding the pace remain dependent upon the Fed’s outlook for the labor market and inflation. Corporate bonds may continue to perform well in this environment as the economy slowly improves, valuations remain relatively attractive and the Fed continues to be supportive.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Derek Izuel; E. Jack Montgomery;

Kenneth Wemer; and David Wines

The Fund is subject to the risks of investing in equity securities and fixed-income securities. The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview (Unaudited)	Nationwide HighMark Balanced Fund

Objective

The Fund seeks capital appreciation and income. Conservation of capital is a secondary consideration in selecting portfolio investments.

Highlights

•

For the semiannual period ended January 31, 2014, the Fund (Institutional Service Class) returned 3.03%, underperforming the composite benchmark by 1.85% and outperforming the Lipper peer category by 0.06%.

•	The Fund benefited on the equity portion from being overweight in the industrials sector, which outperformed the composite benchmark during the reporting period.

•	Detractors from Fund performance during the reporting period included stock selection in technology, industrials and consumer discretionary.

Asset Allocation†

Common Stocks	61.1%
Corporate Bonds	22.2%
U.S. Treasury Notes	4.6%
U.S. Government Mortgage Backed Agencies	4.1%
Asset-Backed Securities	2.0%
Mutual Fund	2.0%
Commercial Mortgage Backed Securities	1.9%
Municipal Bonds	1.2%
Collateralized Mortgage Obligations	0.4%
Bank Loan	0.1%
Other assets in excess of liabilities	0.4%
100.0%

Top Industries††

Commercial Banks	8.2%
Pharmaceuticals	5.3%
Chemicals	4.8%
Diversified Financial Services	4.7%
Oil, Gas & Consumable Fuels	4.3%
Specialty Retail	3.6%
Computers & Peripherals	2.9%
Food & Staples Retailing	2.9%
Industrial Conglomerates	2.8%
Biotechnology	2.6%
Other Industries	57.9%
100.0%

Top Holdings††

Wells Fargo & Co.	3.3%
Danaher Corp.	2.8%
Ecolab, Inc.	2.6%
U.S. Bancorp	2.2%
Fidelity Institutional Money Market Fund — Institutional Class	2.0%
Praxair, Inc.	1.9%
American Tower Corp.	1.6%
Analog Devices, Inc.	1.6%
Microsoft Corp.	1.5%
EMC Corp.	1.5%
Other Holdings	79.0%
100.0%

†	Percentages indicated are based upon net assets as of January 31, 2014.

††	Percentages indicated are based upon total investments as of January 31, 2014.

Fund Performance	Nationwide HighMark Balanced Fund

Average Annual Total Return

(For periods ended January 31, 2014)

		Six Months*		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	2.97%		8.28%	12.96%	4.96%
	w/SC2	-2.71%		2.30%	11.69%	4.37%
Class C	w/o SC1	2.60%		7.63%	12.28%	4.31%
	w/SC3	1.60%		6.63%	12.28%	4.31%
Institutional Service Class[4,5]	w/o SC	3.03%		8.53%	13.22%	5.22%
Institutional Class[4]	w/o SC	1.67%	[6]	—	—	—

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	For the period from September 16, 2013 through January 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective September 16, 2013 Fiduciary Shares were renamed Institutional Service Class Shares.

[6]	Since inception date of September 18, 2013. Not Annualized.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.96%	1.24%
Class C	2.46%	1.84%
Institutional Service Class	1.71%	0.99%
Institutional Class	1.46%	0.84%

*	Current effective prospectus dated September 16, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance	Nationwide HighMark Balanced Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide HighMark Balanced Fund versus the Composite Index*, the S&P 500® Index, the Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 1/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*The Fund’s Composite Index comprises 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index.

Shareholder Expense Example	Nationwide HighMark Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (August 1, 2013) and continued to hold your shares at the end of the reporting period (January 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from August 1, 2013 through January 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from August 1, 2013 through January 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Balanced Fund January 31, 2014			Beginning Account Value ($) 08/01/13	Ending Account Value ($) 01/31/14	Expenses Paid During Period ($) 08/01/13 - 01/31/14	Expense Ratio During Period (%) 08/01/13 - 01/31/14
Class A Shares	Actual	[a]	1,000.00	1,029.70	6.34	1.24
	Hypothetical	[a,b]	1,000.00	1,018.95	6.31	1.24
Class C Shares	Actual	[a]	1,000.00	1,026.00	9.40	1.84
	Hypothetical	[a,b]	1,000.00	1,015.93	9.35	1.84
Institutional Service Class Shares[c]	Actual	[a]	1,000.00	1,030.30	5.07	0.99
	Hypothetical	[a,b]	1,000.00	1,020.21	5.04	0.99
Institutional Class Shares	Actual	[d]	1,000.00	1,016.70	3.13	0.84
	Hypothetical	[a,b]	1,000.00	1,020.97	4.28	0.84

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from August 1, 2013 through January 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

d	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from September 19, 2013 through January 31, 2014 to reflect the period from commencement of operations.

Statement of Investments

January 31, 2014 (Unaudited)

Nationwide HighMark Balanced Fund

Common Stocks 61.1%

	Shares	Market Value

Aerospace & Defense 1.7%
Boeing Co. (The)	2,395	$299,998
Honeywell International, Inc.	2,335	213,022

		513,020

Air Freight & Logistics 0.5%
United Parcel Service, Inc., Class B	1,430	136,179

Beverages 1.1%
Anheuser-Busch InBev NV ADR-BE	1,790	171,643
Coca-Cola Co. (The)	4,225	159,790

		331,433

Biotechnology 2.0%
Amgen, Inc.	1,815	215,894
Gilead Sciences, Inc.*	3,275	264,129
Vertex Pharmaceuticals, Inc.*	1,270	100,381

		580,404

Capital Markets 0.7%
Charles Schwab Corp. (The)	8,455	209,853

Chemicals 4.5%
Ecolab, Inc.	7,525	756,564
Praxair, Inc.	4,435	553,133

		1,309,697

Commercial Banks 5.5%
U.S. Bancorp	16,435	652,962
Wells Fargo & Co.	21,005	952,367

		1,605,329

Commercial Services & Supplies 1.0%
Stericycle, Inc.*	2,615	306,112

Communications Equipment 1.3%
QUALCOMM, Inc.	5,035	373,698

Computers & Peripherals 2.6%
Apple, Inc.	690	345,414
EMC Corp.	17,435	422,624

		768,038

Diversified Financial Services 0.9%
Citigroup, Inc.	5,840	276,991

Electric Utilities 0.7%
ITC Holdings Corp.	1,920	198,720

Electronic Equipment, Instruments & Components 1.0%
FEI Co.	3,285	307,870

Energy Equipment & Services 1.7%
Halliburton Co.	6,515	319,300
Schlumberger Ltd.	2,080	182,146

		501,446

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing 1.7%
Costco Wholesale Corp.	2,285	$256,743
Walgreen Co.	4,157	238,404

		495,147

Food Products 0.8%
Kraft Foods Group, Inc.	1,701	89,047
Mondelez International, Inc., Class A	4,600	150,650

		239,697

Health Care Equipment & Supplies 1.0%
Covidien PLC	4,220	287,973

Hotels, Restaurants & Leisure 0.8%
Yum! Brands, Inc.	3,491	234,421

Household Products 0.9%
Procter & Gamble Co. (The)	3,415	261,657

Industrial Conglomerates 2.8%
Danaher Corp.	10,940	813,827

Information Technology Services 1.0%
Accenture PLC, Class A	3,645	291,163

Insurance 0.9%
Arch Capital Group Ltd.*	5,185	279,005

Internet Software & Services 1.2%
Google, Inc., Class A*	295	348,386

Life Sciences Tools & Services 1.2%
Agilent Technologies, Inc.	4,095	238,124
Bruker Corp. *	5,415	110,195

		348,319

Machinery 0.9%
Pall Corp.	3,280	262,728

Media 0.6%
Discovery Communications, Inc., Class A*	2,110	168,336

Multiline Retail 1.1%
Dollar Tree, Inc.*	3,575	180,609
Target Corp.	2,675	151,512

		332,121

Oil, Gas & Consumable Fuels 2.7%
Anadarko Petroleum Corp.	2,145	173,080
Chevron Corp.	1,045	116,653
EOG Resources, Inc.	1,505	248,686
Exxon Mobil Corp.	2,690	247,911

		786,330

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Balanced Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals 4.7%
Allergan, Inc.	2,380	$272,748
Johnson & Johnson	4,400	389,268
Merck & Co., Inc.	5,815	308,020
Pfizer, Inc.	12,992	394,957

		1,364,993

Real Estate Investment Trusts (REITs) 1.6%
American Tower Corp.	5,730	463,442

Road & Rail 1.9%
J.B. Hunt Transport Services, Inc.	4,735	355,362
Kansas City Southern	1,935	204,316

		559,678

Semiconductors & Semiconductor Equipment 1.6%
Analog Devices, Inc.	9,600	463,392

Software 2.4%
ANSYS, Inc.*	3,325	261,112
Microsoft Corp.	11,445	433,193

		694,305

Specialty Retail 3.6%
Dick’s Sporting Goods, Inc.	3,516	184,590
PetSmart, Inc.	2,510	158,130
Ross Stores, Inc.	1,855	125,973
Sally Beauty Holdings, Inc.*	7,252	205,812
TJX Cos., Inc.	6,445	369,685

		1,044,190

Tobacco 1.4%
Altria Group, Inc.	2,450	86,289
Philip Morris International, Inc.	3,985	311,388

		397,677

Trading Companies & Distributors 1.1%
W.W. Grainger, Inc.	1,400	328,272

Total Common Stocks (cost $13,999,547)		17,883,849

Asset-Backed Securities 2.0%

	Principal Amount

Automobiles 1.0%
ARI Fleet Lease Trust, Series 2012-B, Class A, 0.46%, 01/15/21 (a)(b)	$50,028	49,999
Enterprise Fleet Financing LLC, Series 2013-1, Class A2, 0.68%, 09/20/18 (b)	69,243	69,282

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Automobiles (continued)
Hertz Vehicle Financing LLC, Series 2011-1A, Class A1, 2.20%, 03/25/16 (b)	$100,000	$101,319
World Omni Auto Receivables Trust, Series 2011-A, Class A4, 1.91%, 04/15/16	71,129	71,550

		292,150

Credit Card 0.2%
American Express Credit Account Secured Note Trust, Series 2012-4, Class A, 0.40%, 05/15/20 (a)	75,000	74,833

Electric Utilities 0.4%
AEP Texas Central Transition Funding LLC, Series 2012-1, Class A1, 0.88%, 12/01/18	121,805	121,757

Other 0.2%
CAL Funding Ltd., Series 2012-1A, Class A, 3.47%, 10/25/27 (b)	48,125	47,817

Student Loan 0.2%
SLM Private Education Loan Trust, Series 2011-A, Class A1, 1.16%, 10/15/24 (a)(b)	51,392	51,631

Total Asset-Backed Securities (cost $586,954)		588,188

Bank Loan 0.1%
HJ Heinz Co., Term Loan, 2.53%, 06/07/19 (a)	29,850	30,057

Total Bank Loan (cost $29,715)		30,057

Collateralized Mortgage Obligations 0.4%
Chase Mortgage Finance Trust, Series 2004-S1, Class A3, 5.50%, 02/25/19	19,656	19,879
Sequoia Mortgage Trust
Series 2012-1, Class 2A1, 3.47%, 01/25/42 (a)	26,186	26,186
Series 2012-2, Class A2, 3.50%, 04/25/42 (a)	29,010	28,971
Series 2013-1, Class 1A1, 1.45%, 02/25/43 (a)	46,769	44,462

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Balanced Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 2.62%, 12/25/33 (a)	$9,969	$10,077

Total Collateralized Mortgage Obligations (cost $131,921)		129,575

Commercial Mortgage Backed Securities 1.9%
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class A4 5.01%, 02/15/38 (a)	134,024	137,730
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 3.74%, 11/10/46 (b)	114,836	120,358
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class A1 1.23%, 11/15/45	96,334	96,547
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A1 1.31%, 08/15/46	216,279	217,149

Total Commercial Mortgage Backed Securities (cost $562,152)		571,784

Corporate Bonds 22.2%
Aerospace & Defense 0.1%
United Technologies Corp., 3.10%, 06/01/22	25,000	24,862

Airlines 1.8%
British Airways PLC, Series 2013-1, Class A, 4.63%, 06/20/24 (b)	120,000	127,200
Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.75%, 01/12/21	86,050	92,289
Delta Air Lines Pass Through Trust, Series 2011-1, Class A, 5.30%, 04/15/19	114,415	125,857
U.S. Airways Pass Through Trust, Series 2013-1, Class A, 3.95%, 11/15/25	120,000	120,000
United Airlines Pass Through Trust, Series 2013-1, Class A, 4.30%, 08/15/25	70,000	71,444

		536,790

Corporate Bonds (continued)

	Principal Amount	Market Value

Automobiles 0.4%
General Motors Co., 3.50%, 10/02/18 (b)	$125,000	$127,500

Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 07/15/22	100,000	94,387

Biotechnology 0.6%
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 09/15/18	154,000	165,742

Capital Markets 0.1%
Lehman Brothers Holdings, Inc., 5.63%, 01/24/13*	125,000	27,031

Chemicals 0.3%
Dow Chemical Co. (The), 4.25%, 11/15/20	75,000	79,918

Commercial Banks 2.7%
Bank of Montreal, 2.38%, 01/25/19	150,000	151,924
Bank of New York Mellon Corp. (The), 1.35%, 03/06/18	75,000	74,212
BB&T Corp., 2.15%, 03/22/17	100,000	102,567
Capital One Financial Corp.
1.00%, 11/06/15	25,000	25,027
4.75%, 07/15/21	125,000	135,452
Fifth Third Bank, 1.45%, 02/28/18	105,000	103,620
Wells Fargo & Co.
5.63%, 12/11/17	50,000	57,423
1.50%, 01/16/18	70,000	69,848
Westpac Banking Corp., 2.25%, 07/30/18	75,000	76,070

		796,143

Computers & Peripherals 0.3%
Hewlett-Packard Co., 4.38%, 09/15/21	90,000	92,218

Consumer Finance 0.5%
Ford Motor Credit Co. LLC, 5.75%, 02/01/21	125,000	141,758

Containers & Packaging 0.5%
Ball Corp., 6.75%, 09/15/20	125,000	135,625

Diversified Financial Services 3.0%
Bank of America Corp.
5.65%, 05/01/18	100,000	113,683
1.28%, 01/15/19 (a)	50,000	50,341

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Balanced Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
Citigroup, Inc., 3.88%, 10/25/23	$125,000	$122,996
General Electric Capital Corp., 2.30%, 04/27/17	125,000	128,937
JPMorgan Chase & Co.
4.25%, 10/15/20	125,000	133,262
3.20%, 01/25/23	150,000	143,809
KE Export Leasing LLC, Series 2011-II, 0.50%, 05/19/24 (a)	47,957	47,733
MSN 41079 and 41084 Ltd., 1.63%, 12/14/24	92,336	88,633
NASDAQ OMX Group, Inc. (The), 5.25%, 01/16/18	50,000	54,887

		884,281

Diversified Telecommunication Services 1.0%
AT&T, Inc., 3.00%, 02/15/22	90,000	85,443
Verizon Communications, Inc., 6.55%, 09/15/43	35,000	42,012
Verizon Maryland LLC, 8.00%, 10/15/29	75,000	90,830
Verizon New England, Inc., 7.88%, 11/15/29	50,000	60,473

		278,758

Electric Utilities 0.3%
MidAmerican Energy Holdings Co., 3.75%, 11/15/23 (b)	80,000	79,894

Food & Staples Retailing 1.2%
CVS Caremark Corp., 2.75%, 12/01/22	125,000	117,155
Kroger Co. (The), 3.40%, 04/15/22	125,000	123,447
Walgreen Co., 3.10%, 09/15/22	125,000	119,994

		360,596

Food Products 0.5%
Unilever Capital Corp., 2.20%, 03/06/19	75,000	75,661
WM Wrigley Jr Co., 2.40%, 10/21/18 (b)	60,000	60,408

		136,069

Gas Utilities 1.3%
El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/01/21	60,000	63,653
Energy Transfer Partners LP, 9.70%, 03/15/19	100,000	130,271

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Kinder Morgan Energy Partners LP, 3.95%, 09/01/22	$75,000	$74,643
Magellan Midstream Partners LP, 6.55%, 07/15/19	100,000	119,725

		388,292

Health Care Providers & Services 0.2%
Laboratory Corp. of America Holdings, 4.63%, 11/15/20	50,000	54,129

Household Products 0.4%
Clorox Co. (The), 3.05%, 09/15/22	125,000	119,714

Information Technology Services 0.2%
International Business Machines Corp., 6.50%, 01/15/28	50,000	63,657

Insurance 1.0%
American International Group, Inc., 4.13%, 02/15/24	120,000	121,469
Berkshire Hathaway Finance Corp., 5.40%, 05/15/18	50,000	57,787
Berkshire Hathaway, Inc., 3.00%, 02/11/23	125,000	120,618

		299,874

Media 0.9%
Comcast Corp., 5.70%, 07/01/19	50,000	58,354
TCI Communications, Inc., 7.13%, 02/15/28	100,000	125,818
Time Warner Entertainment Co. LP, 8.38%, 03/15/23	70,000	83,954

		268,126

Metals & Mining 0.1%
Rio Tinto Finance USA Ltd., 6.50%, 07/15/18	25,000	29,718

Multiline Retail 0.5%
Macy’s Retail Holdings, Inc., 4.38%, 09/01/23	125,000	129,139

Office Electronics 0.2%
Xerox Corp., 2.95%, 03/15/17	50,000	51,932

Oil, Gas & Consumable Fuels 1.6%
BP Capital Markets PLC
1.38%, 11/06/17	75,000	74,794
2.24%, 09/26/18	50,000	50,739
Cimarex Energy Co., 5.88%, 05/01/22	35,000	37,362

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Balanced Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Petrobras International Finance Co., 3.88%, 01/27/16	$125,000	$128,247
Petrohawk Energy Corp.
7.88%, 06/01/15	61,000	62,202
7.25%, 08/15/18	100,000	107,125

		460,469

Paper & Forest Products 0.7%
Georgia-Pacific LLC, 8.00%, 01/15/24	150,000	198,452

Pharmaceuticals 0.6%
Mylan, Inc., 7.88%, 07/15/20 (b)	160,000	180,600

Real Estate Investment Trusts (REITs) 0.5%
Boston Properties LP, 4.13%, 05/15/21	125,000	130,829
ERP Operating LP, 4.63%, 12/15/21	25,000	26,854

		157,683

Road & Rail 0.4%
Burlington Northern Santa Fe LLC, 3.45%, 09/15/21	125,000	126,960

Total Corporate Bonds (cost $6,406,985)		6,490,317

Municipal Bonds 1.2%
California 1.2%
California State, GO, 6.20%, 10/01/19	100,000	119,344
Los Angeles, Department of Water & Power, RB, 6.57%, 07/01/45	50,000	65,910
Metropolitan Water District of Southern California, RB, 6.95%, 07/01/40	150,000	170,522

Total Municipal Bonds (cost $325,838)		355,776

U.S. Government Mortgage Backed Agencies 4.1%
Federal Home Loan Mortgage Corp. Gold Pool Pool# G11401 6.00%, 09/01/17	14,930	15,779
Pool# B14038 4.50%, 05/01/19	8,117	8,670
Pool# G11769 5.00%, 10/01/20	6,815	7,298
Pool# G13201 4.50%, 07/01/23	12,701	13,646

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# C90698 4.50%, 08/01/23	$185,466	$201,614
Pool# G13868 4.50%, 07/01/25	100,186	107,574
Federal National Mortgage Association Pool Pool# 499842 6.50%, 05/01/14	206	206
Pool# 254196 6.00%, 02/01/17	16,667	17,542
Pool# 254546 5.50%, 12/01/17	17,559	18,591
Pool# 254919 4.00%, 09/01/18	5,510	5,877
Pool# 555872 5.00%, 11/01/18	2,901	3,069
Pool# 725168 4.50%, 02/01/19	22,868	24,482
Pool# 725414 4.50%, 05/01/19	58,056	62,153
Pool# 254800 5.50%, 07/01/23	97,106	106,813
Pool# 311811 8.00%, 05/01/25	9,269	11,018
Pool# AE3066 3.50%, 09/01/25	54,565	57,654
Pool# AE0552 5.00%, 09/01/25	31,574	34,072
Pool# AL0243 4.00%, 01/01/26	37,015	39,553
Pool# 364588 7.00%, 07/01/26	11,347	13,105
Pool# AJ4093 3.50%, 10/01/26	66,763	70,501
Pool# 251335 7.00%, 12/01/27	7,074	8,195
Pool# 251477 6.50%, 01/01/28	5,743	6,489
Pool# 412654 6.00%, 03/01/28	8,883	9,855
Pool# MA0428 4.50%, 06/01/30	198,939	215,328
Pool# 725205 5.00%, 03/01/34	45,345	49,746
Government National Mortgage Association I Pool Pool# 421686 7.00%, 02/15/26	7,206	8,379
Pool# 412334 7.00%, 10/15/27	8,904	10,391
Pool# 403847 6.50%, 05/15/28	9,330	10,530

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Balanced Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 497505 6.50%, 01/15/29	$3,765	$4,349
Pool# 462109 7.00%, 03/15/29	13,340	15,695
Pool# 506487 6.00%, 04/15/29	27,766	31,410

Total U.S. Government Mortgage Backed Agencies (cost $1,145,474)		1,189,584

U.S. Treasury Notes 4.6%
U.S. Treasury Notes
0.50%, 06/15/16	200,000	200,188
0.63%, 04/30/18	300,000	292,312
1.38%, 05/31/20	400,000	385,938
2.00%, 02/15/23	400,000	381,375
2.75%, 11/15/23	75,000	75,539

Total U.S. Treasury Notes (cost $1,338,816)		1,335,352

Mutual Fund 2.0%

	Shares

Money Market Fund 2.0%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (c)	587,267	587,267

Total Mutual Fund (cost $587,267)		587,267

Total Investments (cost $25,114,669) (d) — 99.6%		29,161,749

Other assets in excess of liabilities — 0.4%		107,205

NET ASSETS — 100.0%		$29,268,954

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on January 31, 2014. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at January 31, 2014 was $1,016,008 which represents 3.47% of net assets.
(c)	Represents 7-day effective yield as of January 31, 2014.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

BE	Belgium

GO	General Obligation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Nationwide HighMark Balanced Fund
Assets:
Investments, at value (cost $25,114,669)	$29,161,749
Cash	16
Interest and dividends receivable	89,226
Receivable for investments sold	862
Receivable for capital shares issued	106,237
Reclaims receivable	1,306
Prepaid expenses	18,174

Total Assets	29,377,570

Liabilities:
Payable for investments purchased	32,147
Payable for capital shares redeemed	20,853
Accrued expenses and other payables:
Investment advisory fees	134
Fund administration fees	7,222
Distribution fees	6,679
Administrative servicing fees	11,235
Accounting and transfer agent fees	1,810
Trustee fees	304
Deferred compensation (Note 2)	1,807
Custodian fees	155
Compliance program costs (Note 3)	939
Professional fees	19,144
Printing fees	5,955
Other	232

Total Liabilities	108,616

Net Assets	$29,268,954

Represented by:
Capital	$24,891,563
Accumulated distributions in excess of net investment income	(11,429)
Accumulated net realized gains from investment transactions	341,740
Net unrealized appreciation/(depreciation) from investments	4,047,080

Net Assets	$29,268,954

Net Assets:
Class A Shares	$10,757,052
Class C Shares	5,139,178
Institutional Service Class Shares	13,362,554
Institutional Class Shares	10,170

Total	$29,268,954

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	728,540
Class C Shares	350,536
Institutional Service Class Shares	902,722
Institutional Class Shares	686

Total	1,982,484

Statement of Assets and Liabilities (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Balanced Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$14.77
Class C Shares (b)	$14.66
Institutional Service Class Shares	$14.80
Institutional Class Shares	$14.83
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$15.67

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made with 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than 1 year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended January 31, 2014 (Unaudited)

Nationwide HighMark Balanced Fund
INVESTMENT INCOME:
Interest income	$170,661
Dividend income	147,290
Foreign tax withholding	(166)

Total Income	317,785

EXPENSES:
Investment advisory fees	93,645
Fund administration fees	49,771
Distribution fees Class A	14,223
Distribution fees Class B (a)	15
Distribution fees Class C	25,066
Administrative servicing fees Class A	9,965
Administrative servicing fees Class B (a)	5
Administrative servicing fees Institutional Service Class (b)	13,265
Registration and filing fees	28,893
Professional fees	19,614
Printing fees	9,146
Trustee fees	539
Custodian fees	682
Accounting and transfer agent fees	6,349
Compliance program costs (Note 3)	1,694
Other	6,303

Total expenses before earnings credit, fees waived, and expenses reimbursed	279,175

Earnings credit (Note 5)	(51)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(1,431)
Administrative servicing fees voluntarily waived — Institutional Service Class (b) (Note 3)	(2,157)
Expenses reimbursed by adviser (Note 3)	(85,606)

Net Expenses	189,930

NET INVESTMENT INCOME	127,855

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,284,521
Net change in unrealized appreciation/(depreciation) from investments	(510,928)

Net realized/unrealized gains from investments	773,593

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$901,448

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide HighMark Balanced Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
Operations:
Net investment income	$127,855		$263,858
Net realized gains from investment transactions	1,284,521		2,056,942
Net change in unrealized appreciation/(depreciation) from investments	(510,928)		(60,153)

Change in net assets resulting from operations	901,448		2,260,647

Distributions to Shareholders From:
Net investment income:
Class A	(54,031)		(80,133)
Class B (a)	–		(164)
Class C	(8,973)		(8,365)
Institutional Service Class (b)	(79,475)		(216,399)
Institutional Class	(55	)(c)	–
Net realized gains:
Class A	(941,399)		(219,482)
Class B (a)	–		(1,094)
Class C	(415,313)		(49,397)
Institutional Service Class (b)	(1,100,257)		(489,144)
Institutional Class	(857	)(c)	–

Change in net assets from shareholder distributions	(2,600,360)		(1,064,178)

Change in net assets from capital transactions	(2,778,639)		8,072,990

Change in net assets	(4,477,551)		9,269,459

Net Assets:
Beginning of period	33,746,505		24,477,046

End of period	$29,268,954		$33,746,505

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(11,429)		$3,250

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$865,476		$6,943,883
Dividends reinvested	979,741		280,741
Cost of shares redeemed	(1,932,001)		(2,700,169)

Total Class A Shares	(86,784)		4,524,455

Class B Shares (a)
Proceeds from shares issued	–		–
Dividends reinvested	–		1,258
Cost of shares redeemed	(16,403)		(24,355)

Total Class B Shares	(16,403)		(23,097)

Class C Shares
Proceeds from shares issued	787,970		3,974,799
Dividends reinvested	411,444		55,438
Cost of shares redeemed	(667,765)		(571,877)

Total Class C Shares	531,649		3,458,360

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Balanced Fund
	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (b)
Proceeds from shares issued	$1,185,423	$3,637,134
Dividends reinvested	1,179,715	705,479
Cost of shares redeemed	(5,583,151)	(4,229,341)

Total Institutional Service Class Shares	(3,218,013)	113,272

Institutional Class Shares
Proceeds from shares issued	10,000 (c)	–
Dividends reinvested	912 (c)	–
Cost of shares redeemed	– (c)	–

Total Institutional Class Shares	10,912 (c)	–

Change in net assets from capital transactions	$(2,778,639)	$8,072,990

SHARE TRANSACTIONS:
Class A Shares
Issued	55,647	451,648
Reinvested	66,559	18,899
Redeemed	(123,158)	(177,068)

Total Class A Shares	(952)	293,479

Class B Shares (a)
Issued	–	–
Reinvested	–	85
Redeemed	(1,046)	(1,644)

Total Class B Shares	(1,046)	(1,559)

Class C Shares
Issued	51,927	258,222
Reinvested	28,123	3,774
Redeemed	(42,702)	(37,355)

Total Class C Shares	37,348	224,641

Institutional Service Class Shares (b)
Issued	76,675	235,903
Reinvested	79,980	47,314
Redeemed	(350,995)	(276,326)

Total Institutional Service Class Shares	(194,340)	6,891

Institutional Class Shares
Issued	624 (c)	–
Reinvested	62 (c)	–
Redeemed	– (c)	–

Total Institutional Class Shares	686 (c)	–

Total change in shares	(158,304)	523,452

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Balanced Fund

		Operations				Distributions						Ratios/Supplemental Data
	Net AssetValue, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments		Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$15.76	0.06	0.40		0.46	(0.08)	(1.37)	(1.45)	$14.77	2.97%		$10,757,052	1.24%	0.80%	1.82%	22.49%
Year Ended July 31, 2013 (f)	$15.12	0.14	1.12		1.26	(0.16)	(0.46)	(0.62)	$15.76	8.60%		$11,496,106	1.24%	0.87%	1.81%	44.00%
Year Ended July 31, 2012 (f)	$13.90	0.16	1.21		1.37	(0.15)	–	(0.15)	$15.12	9.94%		$6,590,640	1.24%	1.10%	1.88%	46.00%
Year Ended July 31, 2011 (f)	$12.53	0.13	1.43		1.56	(0.19)	–	(0.19)	$13.90	12.50%		$6,341,488	1.24%	0.96%	1.79%	50.00%
Year Ended July 31, 2010 (f)	$11.29	0.19	1.19		1.38	(0.14)	–	(0.14)	$12.53	12.24%		$5,656,999	1.23%	1.56%	1.85%	31.00%
Year Ended July 31, 2009 (f)	$12.56	0.19	(1.27	)(g)	(1.08)	(0.19)	–	(0.19)	$11.29	(8.46%	)	$4,515,734	1.22%	1.76%	1.81%	48.00%

Class C Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$15.66	0.02	0.38		0.40	(0.03)	(1.37)	(1.40)	$14.66	2.60%		$5,139,178	1.84%	0.19%	2.39%	22.49%
Year Ended July 31, 2013 (f)	$15.02	0.04	1.13		1.17	(0.07)	(0.46)	(0.53)	$15.66	8.03%		$4,903,200	1.84%	0.27%	2.31%	44.00%
Year Ended July 31, 2012 (f)	$13.81	0.07	1.21		1.28	(0.07)	–	(0.07)	$15.02	9.27%		$1,330,078	1.84%	0.50%	2.38%	46.00%
Year Ended July 31, 2011 (f)	$12.46	0.05	1.42		1.47	(0.12)	–	(0.12)	$13.81	11.80%		$853,968	1.84%	0.36%	2.29%	50.00%
Year Ended July 31, 2010 (f)	$11.22	0.12	1.18		1.30	(0.06)	–	(0.06)	$12.46	11.61%		$510,316	1.83%	0.96%	2.35%	31.00%
Year Ended July 31, 2009 (f)	$12.49	0.12	(1.26	)(g)	(1.14)	(0.13)	–	(0.13)	$11.22	(9.03%	)	$333,018	1.82%	1.16%	2.31%	48.00%

Institutional Service Class Shares (h)
Six Months Ended January 31, 2014 (f) (Unaudited)	$15.80	0.08	0.39		0.47	(0.10)	(1.37)	(1.47)	$14.80	3.03%		$13,362,554	0.99%	1.05%	1.56%	22.49%
Year Ended July 31, 2013 (f)	$15.15	0.18	1.13		1.31	(0.20)	(0.46)	(0.66)	$15.80	8.91%		$17,330,766	0.99%	1.12%	1.56%	44.00%
Year Ended July 31, 2012 (f)	$13.93	0.19	1.21		1.40	(0.18)	–	(0.18)	$15.15	10.19%		$16,517,048	0.99%	1.35%	1.63%	46.00%
Year Ended July 31, 2011 (f)	$12.56	0.16	1.43		1.59	(0.22)	–	(0.22)	$13.93	12.72%		$18,267,117	0.99%	1.21%	1.54%	50.00%
Year Ended July 31, 2010 (f)	$11.31	0.22	1.20		1.42	(0.17)	–	(0.17)	$12.56	12.60%		$17,551,594	0.98%	1.81%	1.60%	31.00%
Year Ended July 31, 2009 (f)	$12.58	0.21	(1.27	)(g)	(1.06)	(0.21)	–	(0.21)	$11.31	(8.24%	)	$16,798,667	0.97%	2.01%	1.56%	48.00%

Institutional Class Shares
Period Ended January 31, 2014 (f)(i) (Unaudited)	$16.03	0.07	0.19		0.26	(0.09)	(1.37)	(1.46)	$14.83	1.67%		$10,170	0.84%	1.19%	1.45%	22.49%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Includes $0.012 of Fair Funds Settlement.
(h)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(i)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014. Total return is calculated based on inception date of September 18, 2013 through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide HighMark Large Cap Core Equity Fund

For the semiannual period ended January 31, 2014, the Nationwide HighMark Large Cap Core Equity Fund (Institutional Service Class) returned 5.53%* versus 6.85% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Large-Cap Core Funds (consisting of 951 funds as of January 31, 2014) was 6.60% for the same time period.

*Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

Market Environment

The reporting period started off ominously as an impasse in the U.S. Congress over the debt ceiling shut down the U.S. federal government for two weeks. Fortunately, before any actual debt payments were missed, the crisis was resolved, and the economy went right back to resuming its upward trend.

And upward it was: At 4.1% in the third quarter and 3.2% in the fourth quarter of 2013, gross domestic product (GDP) growth was higher than observers thought it would be. Housing improved, the rate of unemployment fell, the rate of consumption grew and, most important, the federal government passed its first budget in more than two years. This agreement removed the extension of sequestration and the threat of further policy impasse due to issues involving the debt ceiling.

All this good news led the domestic equities to extend their gains in the fourth quarter of 2013. The gains were primarily from expectations of future earnings growth. Earnings growth itself has been moderate since then, but the growth in the valuation multiples for the market have been anything but.

Portfolio Performance

The market activity for 2013 produced headwinds for the Fund. Much of the performance in the market was generated from the extremes of the style spectrum: either high-octane, high-valuation growth stocks or distressed value stocks. Given our position in the middle of this range in relation to the Fund’s investments, these stocks are infrequent members of the Fund’s portfolio.

In addition, in the fourth quarter of 2013, market strength added to the challenge. Broad growth across the market muted the signals we get from our earnings-based models. The market rewarded the firms with weaker expectations under the premise that on the margin they would be helped more by the improving economy, working against the trends that we have found useful in our process. This reversal is a characteristic of a “junk” rally and occurs from time to time when lower-quality stocks lead the market.

During the reporting period, we maintained a fairly stable position in the Fund across industries and sectors. The Fund was overweight in the industrials sector behind positions in aerospace firms Boeing and Lockheed Martin. The Fund’s largest underweight was in consumer discretionary, due to a lack of attractive stocks in the retailing and media industries.

Outlook and Positioning

Stabilization in market conditions has improved the environment for active management. Correlations across stocks fell throughout 2013, indicating that the merit of individual stocks’ future returns will be determined more by the merit of individual companies than by overbearing macroeconomic concerns. Active management thrives in such an environment.

At the same time, the market activity that produced headwinds for the Fund’s strategy in 2013 should shift and become tailwinds in 2014. The strong returns that came from the extremes of the growth and value universes also stretched these asset classes’ valuations versus those of the rest of the market. If these trends were to reverse, we could have the type of market in which the Fund’s strategy excels. The Fund entered into financial futures contracts (“futures contracts”) to enable the Fund to more closely approximate the performance of its benchmark indices or for tactical hedging purposes.

Fund Commentary (con’t.)	Nationwide HighMark Large Cap Core Equity Fund

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Edward Herbert and Derek Izuel

The Fund is subject to the risks of investing in equity securities. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview (Unaudited)	Nationwide HighMark Large Cap Core Equity Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•	For the semiannual period ended January 31, 2014, the Fund (Institutional Service Class) returned 5.53%, underperforming the benchmark by 1.32% and the Lipper peer category by 1.07%.

•

The Fund underperformed during the reporting period due to a rally in high-octane, high-valuation growth stocks or distressed value stocks; the Fund is underweight in both of these areas of investment.

•	The Fund was overweight the industrials sector and underweight the consumer discretionary sector during the reporting period.

Asset Allocation†

Common Stocks	98.7%
Mutual Fund	1.5%
Liabilities in excess of other assets	(0.2)%
100.0%

Top Industries††

Oil, Gas & Consumable Fuels	8.2%
Pharmaceuticals	7.1%
Software	5.7%
Chemicals	5.4%
Commercial Banks	5.2%
Insurance	4.6%
Communications Equipment	4.5%
Road & Rail	4.2%
Aerospace & Defense	4.2%
Health Care Providers & Services	3.2%
Other Industries	47.7%
100.0%

Top Holdings†

Wells Fargo & Co.	4.3%
QUALCOMM, Inc.	3.5%
Union Pacific Corp.	3.3%
Procter & Gamble Co. (The)	3.0%
Coca-Cola Co. (The)	3.0%
Pfizer, Inc.	2.9%
Chevron Corp.	2.8%
Boeing Co. (The)	2.6%
General Electric Co.	2.5%
Travelers Cos., Inc. (The)	2.4%
Other Holdings	69.7%
100.0%

†	Percentages indicated are based upon net assets as of January 31, 2014.

††	Percentages indicated are based upon total investments as of January 31, 2014.

Fund Performance	Nationwide HighMark Large Cap Core Equity Fund

Average Annual Total Return

(For periods ended January 31, 2014)

		Six Months*		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	5.44%		18.71%	19.04%	6.01%
	w/SC2	-0.40%		12.22%	17.68%	5.42%
Class C	w/o SC1	5.13%		17.96%	18.28%	5.34%
	w/SC3	4.13%		16.96%	18.28%	5.34%
Institutional Service Class[4,5]	w/o SC	5.53%		18.93%	19.37%	6.31%
Institutional Class[4]	w/o SC	3.12%	[6]	—	—	—

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	For the period from September 16, 2013 through January 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective September 16, 2013 Fiduciary Shares were renamed Institutional Service Class Shares.

[6]	Since inception date of September 18, 2013. Not Annualized.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.46%	1.22%
Class C	1.96%	1.82%
Institutional Service Class	1.21%	0.97%
Institutional Class	0.96%	0.82%

*	Current effective prospectus dated September 16, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance	Nationwide HighMark Large Cap Core Equity Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide HighMark Large Cap Core Equity Fund versus the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 1/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide HighMark Large Cap Core Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (August 1, 2013) and continued to hold your shares at the end of the reporting period (January 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from August 1, 2013 through January 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from August 1, 2013 through January 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Large Cap Core Equity Fund January 31, 2014			Beginning Account Value ($) 08/01/13	Ending Account Value ($) 01/31/14	Expenses Paid During Period ($) 08/01/13 - 01/31/14	Expense Ratio During Period (%) 08/01/13 - 01/31/14
Class A Shares	Actual	[a]	1,000.00	1,054.40	6.32	1.22
	Hypothetical	[a,b]	1,000.00	1,019.06	6.21	1.22
Class C Shares	Actual	[a]	1,000.00	1,051.30	9.41	1.82
	Hypothetical	[a,b]	1,000.00	1,016.03	9.25	1.82
Institutional Service Class Shares[c]	Actual	[a]	1,000.00	1,055.30	5.03	0.97
	Hypothetical	[a,b]	1,000.00	1,020.32	4.94	0.97
Institutional Class Shares	Actual	[d]	1,000.00	1,031.20	3.08	0.82
	Hypothetical	[a,b]	1,000.00	1,021.07	4.18	0.82

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from August 1, 2013 through January 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Class Shares.

d	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from September 19, 2013 through January 31, 2014 to reflect the period from commencement of operations.

Statement of Investments

January 31, 2014 (Unaudited)

Nationwide HighMark Large Cap Core Equity Fund

Common Stocks 98.7%

	Shares	Market Value

Aerospace & Defense 4.2%
Boeing Co. (The)	12,400	$1,553,224
Lockheed Martin Corp.	4,500	679,095
Spirit AeroSystems Holdings, Inc., Class A*	7,200	244,152

		2,476,471

Auto Components 0.9%
Johnson Controls, Inc.	11,800	544,216

Automobiles 0.7%
Ford Motor Co.	28,500	426,360

Beverages 3.0%
Coca-Cola Co. (The)	46,920	1,774,514

Biotechnology 2.5%
Biogen Idec, Inc.*	2,400	750,336
Celgene Corp.*	1,400	212,702
Pharmacyclics, Inc.*	3,700	492,359

		1,455,397

Building Products 0.4%
Allegion PLC*	4,366	215,462

Capital Markets 1.0%
Goldman Sachs Group, Inc. (The)	3,400	558,008

Chemicals 5.4%
Huntsman Corp.	13,200	289,344
Monsanto Co.	4,700	500,785
PPG Industries, Inc.	6,300	1,148,868
Praxair, Inc.	2,067	257,796
Westlake Chemical Corp.	8,100	984,474

		3,181,267

Commercial Banks 5.2%
Regions Financial Corp.	53,900	548,163
Wells Fargo & Co.	55,045	2,495,740

		3,043,903

Commercial Services & Supplies 0.4%
Tyco International Ltd.	6,400	259,136

Communications Equipment 4.5%
Cisco Systems, Inc.	26,900	589,379
QUALCOMM, Inc.	27,875	2,068,883

		2,658,262

Computers & Peripherals 1.6%
Apple, Inc.	1,815	908,589

Consumer Finance 1.2%
Discover Financial Services	13,000	697,450

Common Stocks (continued)

	Shares	Market Value

Diversified Consumer Services 0.7%
Service Corp. International	22,700	$401,790

Diversified Financial Services 0.5%
Citigroup, Inc.	6,400	303,552

Energy Equipment & Services 1.2%
Dril-Quip, Inc.*	6,000	603,360
Oceaneering International, Inc.	1,800	122,670

		726,030

Food & Staples Retailing 0.3%
CVS Caremark Corp.	2,440	165,237

Food Products 1.5%
Hillshire Brands Co.	25,000	890,500

Health Care Equipment & Supplies 2.3%
Abbott Laboratories	37,300	1,367,418

Health Care Providers & Services 3.2%
Aetna, Inc.	8,400	573,972
Cardinal Health, Inc.	3,900	265,278
McKesson Corp.	6,000	1,046,460

		1,885,710

Hotels, Restaurants & Leisure 2.1%
McDonald’s Corp.	5,800	546,186
Starbucks Corp.	5,400	384,048
Starwood Hotels & Resorts Worldwide, Inc.	3,879	289,800

		1,220,034

Household Durables 0.2%
Taylor Morrison Home Corp., Class A*	6,200	131,130

Household Products 3.0%
Procter & Gamble Co. (The)	23,200	1,777,584

Independent Power Producers & Energy Traders 0.6%
Calpine Corp.*	17,800	337,844

Industrial Conglomerates 2.5%
General Electric Co.	58,055	1,458,922

Information Technology Services 2.6%
Amdocs Ltd.	15,000	648,900
Computer Sciences Corp.	10,200	616,182
CoreLogic, Inc.*	4,150	132,177
FleetCor Technologies, Inc.*	1,200	127,584

		1,524,843

Insurance 4.6%
Allstate Corp. (The)	5,730	293,376
Aspen Insurance Holdings Ltd.	7,200	280,080
HCC Insurance Holdings, Inc.	3,250	139,458

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Large Cap Core Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
PartnerRe Ltd.	5,700	$559,569
Travelers Cos., Inc. (The)	17,300	1,406,144

		2,678,627

Internet & Catalog Retail 0.5%
Amazon.com, Inc.*	800	286,952

Internet Software & Services 2.9%
eBay, Inc.*	16,300	867,160
Google, Inc., Class A*	700	826,679

		1,693,839

Machinery 1.3%
Ingersoll-Rand PLC	13,100	770,149

Media 2.1%
Liberty Media Corp., Series A*	2,500	328,975
Madison Square Garden Co. (The), Class A*	2,600	150,878
Time Warner, Inc.	8,100	508,923
Viacom, Inc., Class B	2,700	221,670

		1,210,446

Multi-Utilities 0.7%
DTE Energy Co.	6,000	409,320

Office Electronics 1.7%
Xerox Corp.	91,700	994,945

Oil, Gas & Consumable Fuels 8.2%
Anadarko Petroleum Corp.	4,300	346,967
Cabot Oil & Gas Corp.	17,600	703,648
Chevron Corp.	14,900	1,663,287
EOG Resources, Inc.	3,900	644,436
Occidental Petroleum Corp.	7,171	627,964
Phillips 66	8,700	635,883
Southwestern Energy Co.*	4,800	195,312

		4,817,497

Personal Products 0.2%
Nu Skin Enterprises, Inc., Class A	1,200	102,180

Pharmaceuticals 7.1%
AbbVie, Inc.	10,700	526,761
Allergan, Inc.	6,800	779,280
Eli Lilly & Co.	3,600	194,436
Johnson & Johnson	10,940	967,862
Pfizer, Inc.	55,717	1,693,797

		4,162,136

Real Estate Investment Trusts (REITs) 2.1%
Boston Properties, Inc.	2,500	270,225
Equity Lifestyle Properties, Inc.	4,400	172,964
General Growth Properties, Inc.	9,300	187,302

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Prologis, Inc.	15,161	$587,640

		1,218,131

Road & Rail 4.3%
AMERCO	1,000	222,730
Old Dominion Freight Line, Inc.*	6,400	347,136
Union Pacific Corp.	11,000	1,916,640

		2,486,506

Software 5.8%
Activision Blizzard, Inc.	18,200	311,766
Adobe Systems, Inc.*	7,900	467,601
CA, Inc.	13,630	437,251
Citrix Systems, Inc.*	3,200	173,024
Compuware Corp.	39,400	399,516
Microsoft Corp.	31,725	1,200,791
Oracle Corp.	10,138	374,092

		3,364,041

Specialty Retail 2.5%
Home Depot, Inc. (The)	10,083	774,879
Lowe’s Cos., Inc.	8,900	411,981
Signet Jewelers Ltd.	3,800	302,290

		1,489,150

Textiles, Apparel & Luxury Goods 0.3%
NIKE, Inc., Class B	2,200	160,270

Tobacco 2.0%
Philip Morris International, Inc.	15,290	1,194,761

Wireless Telecommunication Services 0.7%
Telephone & Data Systems, Inc.	14,600	394,492

Total Common Stocks (cost $45,825,722)		57,823,071

Mutual Fund 1.5%
Money Market Fund 1.5%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (a)	863,587	863,587

Total Mutual Fund (cost $863,587)		863,587

Total Investments (cost $46,689,309) (b) — 100.2%		58,686,658

Liabilities in excess of other assets — (0.2%)		(130,164)

NET ASSETS — 100.0%		$58,556,494

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Large Cap Core Equity Fund (Continued)

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of January 31, 2014.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At January 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
10	E-mini S&P 500	03/21/14	$888,300	$(1,835)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Nationwide HighMark Large Cap Core Equity Fund
Assets:
Investments, at value (cost $46,689,309)	$58,686,658
Dividends receivable	35,367
Receivable for capital shares issued	75,166
Reclaims receivable	163
Receivable for variation margin on futures contracts	60,233
Prepaid expenses	20,547

Total Assets	58,878,134

Liabilities:
Payable for capital shares redeemed	213,913
Cash overdraft (Note 2)	11,075
Accrued expenses and other payables:
Investment advisory fees	25,397
Fund administration fees	10,117
Distribution fees	3,136
Administrative servicing fees	29,154
Accounting and transfer agent fees	1,582
Trustee fees	995
Deferred compensation (Note 2)	5,379
Custodian fees	282
Compliance program costs (Note 3)	819
Professional fees	13,910
Printing fees	5,772
Other	109

Total Liabilities	321,640

Net Assets	$58,556,494

Represented by:
Capital	$50,142,006
Accumulated undistributed net investment income	272,657
Accumulated net realized losses from investment and futures transactions	(3,853,683)
Net unrealized appreciation/(depreciation) from investments	11,997,349
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,835)

Net Assets	$58,556,494

Net Assets:
Class A Shares	$10,394,584
Class C Shares	955,873
Institutional Service Class Shares	47,195,726
Institutional Class Shares	10,311

Total	$58,556,494

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	862,869
Class C Shares	81,862
Institutional Service Class Shares	3,903,938
Institutional Class Shares	853

Total	4,849,522

Statement of Assets and Liabilities (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Large Cap Core Equity Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$12.05
Class C Shares (b)	$11.68
Institutional Service Class Shares	$12.09
Institutional Class Shares	$12.09
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.79

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than 1 year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended January 31, 2014 (Unaudited)

Nationwide HighMark Large Cap Core Equity Fund
INVESTMENT INCOME:
Dividend income	$581,702
Interest income	57

Total Income	581,759

EXPENSES:
Investment advisory fees	180,325
Fund administration fees	52,912
Distribution fees Class A	12,843
Distribution fees Class C	5,032
Administrative servicing fees Class A	8,925
Administrative servicing fees Institutional Service Class (a)	42,773
Registration and filing fees	20,147
Professional fees	14,708
Printing fees	8,780
Trustee fees	1,350
Custodian fees	1,403
Accounting and transfer agent fees	4,782
Compliance program costs (Note 3)	1,597
Other	6,218

Total expenses before earnings credit, fees waived, and expenses reimbursed	361,795

Earnings credit (Note 5)	(29)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(1,219)
Administrative servicing fees voluntarily waived — Institutional Service Class (a) (Note 3)	(6,159)
Expenses reimbursed by adviser (Note 3)	(45,707)

Net Expenses	308,681

NET INVESTMENT INCOME	273,078

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,786,954
Net realized gains from futures transactions (Note 2)	114,972

Net realized gains from investment and futures transactions	2,901,926

Net change in unrealized appreciation/(depreciation) from investments	(57,185)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	3,799

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(53,386)

Net realized/unrealized gains from investment and futures transactions	2,848,540

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,121,618

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide HighMark Large Cap Core Equity Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
Operations:
Net investment income	$273,078		$852,788
Net realized gains from investment and futures transactions	2,901,926		10,629,141
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(53,386)		4,812,139

Change in net assets resulting from operations	3,121,618		16,294,068

Distributions to Shareholders From:
Net investment income:
Class A	(1,462)		(52,788)
Class C	–		(3,112)
Institutional Service Class (a)	(16,382)		(779,460)
Institutional Class	(5	)(b)	–

Change in net assets from shareholder distributions	(17,849)		(835,360)

Change in net assets from capital transactions	(5,334,386)		(18,016,074)

Change in net assets	(2,230,617)		(2,557,366)

Net Assets:
Beginning of period	60,787,111		63,344,477

End of period	$58,556,494		$60,787,111

Accumulated undistributed net investment income at end of period	$272,657		$17,428

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$859,252		$6,029,593
Dividends reinvested	1,441		51,016
Cost of shares redeemed	(792,181)		(1,153,545)

Total Class A Shares	68,512		4,927,064

Class C Shares
Proceeds from shares issued	63,966		175,860
Dividends reinvested	–		1,826
Cost of shares redeemed	(154,979)		(136,248)

Total Class C Shares	(91,013)		41,438

Institutional Service Class Shares (a)
Proceeds from shares issued	472,846		9,027,736
Dividends reinvested	1,014		271,828
Cost of shares redeemed	(5,795,750)		(32,284,140)

Total Institutional Service Class Shares	(5,321,890)		(22,984,576)

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Large Cap Core Equity Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$10,000	(b)	$–
Dividends reinvested	5	(b)	–
Cost of shares redeemed	–	(b)	–

Total Institutional Class Shares	10,005	(b)	–

Change in net assets from capital transactions	$(5,334,386)		$(18,016,074)

SHARE TRANSACTIONS:
Class A Shares
Issued	72,090		577,813
Reinvested	120		4,869
Redeemed	(66,780)		(111,058)

Total Class A Shares	5,430		471,624

Class C Shares
Issued	5,827		17,857
Reinvested	–		182
Redeemed	(13,616)		(14,178)

Total Class C Shares	(7,789)		3,861

Institutional Service Class Shares (a)
Issued	39,701		927,552
Reinvested	84		26,611
Redeemed	(499,226)		(3,014,582)

Total Institutional Service Class Shares	(459,441)		(2,060,419)

Institutional Class Shares
Issued	853	(b)	–
Reinvested	–	(b)	–
Redeemed	–	(b)	–

Total Institutional Class Shares	853	(b)	–

Total change in shares	(460,947)		(1,584,934)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Large Cap Core Equity Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$11.43	0.04	0.58	0.62	–	–	$12.05	5.44%		$10,394,584	1.22%	0.70%	1.40%	18.50%
Year Ended July 31, 2013 (f)	$9.17	0.10	2.25	2.35	(0.09)	(0.09)	$11.43	25.80%		$9,799,235	1.22%	0.96%	1.45%	63.00%
Year Ended July 31, 2012 (f)	$8.47	0.06	0.71	0.77	(0.07)	(0.07)	$9.17	9.12%		$3,537,695	1.23%	0.72%	1.53%	78.00%	(g)
Year Ended July 31, 2011 (f)	$7.23	0.07	1.24	1.31	(0.07)	(0.07)	$8.47	18.15%		$3,027,452	1.25%	0.79%	1.48%	68.00%
Year Ended July 31, 2010 (f)	$6.38	0.06	0.85	0.91	(0.06)	(0.06)	$7.23	14.27%		$2,640,213	1.23%	0.85%	1.47%	93.00%
Year Ended July 31, 2009 (f)	$8.10	0.10	(1.72)	(1.62)	(0.10)	(0.10)	$6.38	(19.83%	)	$2,003,580	1.20%	1.72%	1.44%	42.00%

Class C Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$11.11	0.01	0.56	0.57	–	–	$11.68	5.13%		$955,873	1.82%	0.12%	1.97%	18.50%
Year Ended July 31, 2013 (f)	$8.92	0.04	2.19	2.23	(0.04)	(0.04)	$11.11	25.01%		$995,957	1.82%	0.36%	1.95%	63.00%
Year Ended July 31, 2012 (f)	$8.24	0.01	0.69	0.70	(0.02)	(0.02)	$8.92	8.47%		$765,173	1.83%	0.12%	2.03%	78.00%	(g)
Year Ended July 31, 2011 (f)	$7.03	0.02	1.21	1.23	(0.02)	(0.02)	$8.24	17.48%		$639,507	1.85%	0.19%	1.98%	68.00%
Year Ended July 31, 2010 (f)	$6.21	0.02	0.82	0.84	(0.02)	(0.02)	$7.03	13.50%		$440,991	1.83%	0.25%	1.97%	93.00%
Year Ended July 31, 2009 (f)	$7.92	0.07	(1.70)	(1.63)	(0.08)	(0.08)	$6.21	(20.52%	)	$445,742	1.80%	1.12%	1.94%	42.00%

Institutional Service Class Shares (h)
Six Months Ended January 31, 2014 (f) (Unaudited)	$11.46	0.06	0.57	0.63	–	–	$12.09	5.53%		$47,195,726	0.97%	0.97%	1.15%	18.50%
Year Ended July 31, 2013 (f)	$9.19	0.13	2.26	2.39	(0.12)	(0.12)	$11.46	26.21%		$49,991,919	0.93%	1.25%	1.20%	63.00%
Year Ended July 31, 2012 (f)	$8.49	0.09	0.70	0.79	(0.09)	(0.09)	$9.19	9.39%		$59,041,609	0.93%	1.02%	1.28%	78.00%	(g)
Year Ended July 31, 2011 (f)	$7.24	0.09	1.25	1.34	(0.09)	(0.09)	$8.49	18.63%		$53,369,484	0.96%	1.09%	1.23%	68.00%
Year Ended July 31, 2010 (f)	$6.39	0.08	0.85	0.93	(0.08)	(0.08)	$7.24	14.56%		$55,593,087	0.95%	1.13%	1.22%	93.00%
Year Ended July 31, 2009 (f)	$8.12	0.12	(1.73)	(1.61)	(0.12)	(0.12)	$6.39	(19.59%	)	$60,454,131	0.92%	2.00%	1.19%	42.00%

Institutional Class Shares
Period Ended January 31, 2014 (f)(i) (Unaudited)	$11.73	0.04	0.33	0.37	(0.01)	(0.01)	$12.09	3.12%		$10,311	0.82%	0.93%	0.96%	18.50%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Excludes merger activity.
(h)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(i)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014. Total return is calculated based on inception date of September 18, 2013 through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide HighMark Large Cap Growth Fund

For the semiannual period ended January 31, 2014, the Nationwide HighMark Large Cap Growth Fund (Institutional Service Class) returned 4.86%* versus 10.15 % for its benchmark, the Russell 1000® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Large-Cap Growth Funds (consisting of 745 funds as of January 31, 2014) was 11.68% for the same time period.

*Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

Market Environment

The six months of the reporting period were characterized by the odd juxtaposition of stronger economic data and increased confidence in a continuation of the Federal Reserve’s accommodative monetary policy. This combination led to a strong market rally in the latter half of 2013 with a definite “risk on” flavor. The markets pulled back in January 2014 when trouble with emerging markets began to appear.

The rally began with the Fed’s “surprise” decision in September 2013 not to taper (gradually reduce) its bond purchases. Strong employment data and better-than-expected gross domestic product (GDP) growth added fuel to the fire and kept the rally going. By the end of 2013, sentiment was so positive that the Fed was able to announce a modest tapering without derailing the market. The January 2014 market pullback resulted from worries about emerging markets being affected by decreased stimulus from the Fed.

Portfolio Performance

The Fund’s performance was negatively affected during the reporting period by the Fund’s underweight in the information technology sector as well as overweights in both the materials and utilities sectors. Other detractors from Fund performance during the reporting period included overweights in trading companies and distributors, specialty retail and REIT industries. These active weights were the result of identifying compelling investments in these industries rather than overall industry bets based on top-down factors.

The Fund benefited from being overweight in the industrials sector, which outperformed the benchmark during the reporting period. Another benefit came from the Fund’s underweights in the energy and telecommunications sectors, which both underperformed the benchmark for the reporting period. As with the industrials sector, the underweights were a function of bottom-up stock selection rather than a specific bet on the overall sector based on macroeconomic or other top-down factors.

Outlook and Positioning

The Fund’s over/underweights at the sector level are largely the result of bottom-up stock selection subject to risk management guidelines. Such is the case for overweights in the materials, industrials and utilities sectors as well as underweights in the consumer discretionary, information technology and telecommunication sectors. Secular concerns about the attractiveness of the telecommunication space have generally made us more cautious in this area. These secular concerns include intense competition, commodity products and aggressive capital investment.

During the past several years, high-quality growth companies have traded at a persistent discount to lower-quality, high-octane growth stocks. This trend came to a head in 2013 as the performance spread between such styles was near 10%. Every time the gap threatens to close, the Fed engages in a fresh round of stimulus of some kind, refueling low-quality firms for another run. With quantitative easing (QE) beginning to abate and interest rates with nowhere to go but up, we expect that this discount will close with more persistence than we have seen for some time, and growth companies with stable earnings and the ability to self-finance may lead the market. The Fund entered into financial futures contracts (“futures contracts”) to enable the Fund to more closely approximate indices or for tactical hedging purposes.

Fund Commentary (con’t.)	Nationwide HighMark Large Cap Growth Fund

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Derek Izuel; George Rokas; and Kenneth Wemer

The Fund is subject to the risks of investing in equity securities. Growth funds may underperform other funds that use different investing styles. The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview (Unaudited)	Nationwide HighMark Large Cap Growth Fund

Objective

The Fund seeks long-term capital appreciation through investments in U.S. equity securities; current income is incidental.

Highlights

•	For the semiannual period ended January 31, 2014, the Fund (Institutional Service Class) returned 4.86%, underperforming the benchmark by 5.29% and the Lipper peer category by 6.82%.

•

The Fund’s performance was negatively affected during the reporting period by the Fund’s underweight in the information technology sector as well as overweights in both the materials and utilities sectors.

•	The Fund benefited from being overweight in the industrials sector, which outperformed the benchmark during the reporting period.

Asset Allocation†

Common Stocks	98.8%
Mutual Fund	0.8%
Other assets in excess of liabilities	0.4%
100.0%

Top Industries††

Chemicals	9.3%
Pharmaceuticals	6.1%
Specialty Retail	5.8%
Software	5.3%
Computers & Peripherals	5.3%
Semiconductors & Semiconductor Equipment	4.6%
Internet Software & Services	4.0%
Industrial Conglomerates	3.9%
Hotels, Restaurants & Leisure	3.8%
Road & Rail	3.7%
Other Industries	48.2%
100.0%

Top Holdings††

Ecolab, Inc.	4.7%
Google, Inc., Class A	4.0%
Danaher Corp.	3.9%
Microsoft Corp.	3.6%
Praxair, Inc.	3.4%
Apple, Inc.	3.1%
Analog Devices, Inc.	3.1%
QUALCOMM, Inc.	3.1%
American Tower Corp.	3.0%
Stericycle, Inc.	3.0%
Other Holdings	65.1%
100.0%

†	Percentages indicated are based upon net assets as of January 31, 2014.

††	Percentages indicated are based upon total investments as of January 31, 2014.

Fund Performance	Nationwide HighMark Large Cap Growth Fund

Average Annual Total Return

(For periods ended January 31, 2014)

		Six Months*		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	4.73%		13.36%	16.48%	5.46%
	w/SC2	-1.00%		7.11%	15.19%	4.87%
Class C	w/o SC1	4.48%		12.66%	15.80%	4.82%
	w/SC3	3.38%		11.66%	15.80%	4.82%
Institutional Service Class[4,5]	w/o SC	4.86%		13.62%	16.82%	5.73%
Institutional Class[4]	w/o SC	1.48%	[6]	—	—	—

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	For the period from September 16, 2013 through January 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective September 16, 2013 Fiduciary Shares were renamed Institutional Service Class Shares.

[6]	Since inception date of September 18, 2013. Not Annualized.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.46%	1.27%
Class C	1.96%	1.87%
Institutional Service Class	1.21%	1.02%
Institutional Class	0.96%	0.87%

*	Current effective prospectus dated September 16, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance	Nationwide HighMark Large Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide HighMark Large Cap Growth Fund versus the Russell 1000® Growth Index and the Consumer Price Index (CPI) over the 10-year period ended 1/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide HighMark Large Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (August 1, 2013) and continued to hold your shares at the end of the reporting period (January 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from August 1, 2013 through January 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from August 1, 2013 through January 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Large Cap Growth Fund January 31, 2014			Beginning Account Value ($) 08/01/13	Ending Account Value ($) 01/31/14	Expenses Paid During Period ($) 08/01/13 - 01/31/14	Expense Ratio During Period (%) 08/01/13 - 01/31/14
Class A Shares	Actual	[a]	1,000.00	1,047.30	6.55	1.27
	Hypothetical	[a,b]	1,000.00	1,018.80	6.46	1.27
Class C Shares	Actual	[a]	1,000.00	1,044.80	9.64	1.87
	Hypothetical	[a,b]	1,000.00	1,015.78	9.50	1.87
Institutional Service Class Shares[c]	Actual	[a]	1,000.00	1,048.60	5.27	1.02
	Hypothetical	[a,b]	1,000.00	1,020.06	5.19	1.02
Institutional Class Shares	Actual	[d]	1,000.00	1,014.80	3.24	0.87
	Hypothetical	[a,b]	1,000.00	1,020.82	4.43	0.87

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from August 1, 2013 through January 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

d	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from September 19, 2013 through January 31, 2014 to reflect the period from commencement of operations.

Statement of Investments

January 31, 2014 (Unaudited)

Nationwide HighMark Large Cap Growth Fund

Common Stocks 98.8%

	Shares	Market Value

Aerospace & Defense 2.8%
Boeing Co. (The)	9,123	$1,142,747
Honeywell International, Inc.	8,544	779,469

		1,922,216

Air Freight & Logistics 1.1%
United Parcel Service, Inc., Class B	7,743	737,366

Beverages 1.3%
Anheuser-Busch InBev NV, ADR-BE	9,049	867,709

Biotechnology 3.4%
Amgen, Inc.	6,749	802,794
Gilead Sciences, Inc.*	12,216	985,220
Vertex Pharmaceuticals, Inc.*	6,403	506,093

		2,294,107

Capital Markets 1.2%
Charles Schwab Corp. (The)	32,657	810,547

Chemicals 9.3%
Ecolab, Inc.	31,507	3,167,714
Monsanto Co.	7,653	815,427
Praxair, Inc.	18,615	2,321,663

		6,304,804

Commercial Services & Supplies 3.0%
Stericycle, Inc.*	17,123	2,004,418

Communications Equipment 3.0%
QUALCOMM, Inc.	27,806	2,063,761

Computers & Peripherals 5.3%
Apple, Inc.	4,161	2,082,997
EMC Corp.	61,505	1,490,881

		3,573,878

Diversified Financial Services 0.5%
Citigroup, Inc.	7,803	370,096

Electric Utilities 1.3%
ITC Holdings Corp.	8,776	908,316

Electronic Equipment, Instruments & Components 2.0%
FEI Co.	14,542	1,362,876

Energy Equipment & Services 1.4%
Halliburton Co.	19,569	959,077

Food & Staples Retailing 3.6%
Costco Wholesale Corp.	9,265	1,041,016
Walgreen Co.	24,052	1,379,382

		2,420,398

Common Stocks (continued)

	Shares	Market Value

Food Products 1.1%
Mondelez International, Inc., Class A	22,819	$747,322

Health Care Equipment & Supplies 1.8%
Covidien PLC	17,447	1,190,583

Hotels, Restaurants & Leisure 3.7%
Marriott International, Inc., Class A	13,919	686,207
Starbucks Corp.	16,209	1,152,784
Yum! Brands, Inc.	10,349	694,935

		2,533,926

Industrial Conglomerates 3.9%
Danaher Corp.	35,204	2,618,825

Information Technology Services 2.4%
Accenture PLC, Class A	20,162	1,610,540
Visa, Inc., Class A	100	21,543

		1,632,083

Internet & Catalog Retail 1.7%
priceline.com, Inc.*	711	814,017
TripAdvisor, Inc.*	4,404	339,944

		1,153,961

Internet Software & Services 4.0%
Google, Inc., Class A*	2,295	2,710,326

Life Sciences Tools & Services 1.9%
Agilent Technologies, Inc.	15,882	923,538
Bruker Corp.*	19,419	395,177

		1,318,715

Machinery 1.5%
Pall Corp.	12,780	1,023,678

Media 1.5%
Discovery Communications, Inc., Class A*	12,636	1,008,100

Multiline Retail 1.5%
Dollar Tree, Inc.*	20,575	1,039,449

Oil, Gas & Consumable Fuels 2.1%
Anadarko Petroleum Corp.	8,116	654,880
EOG Resources, Inc.	4,795	792,326

		1,447,206

Pharmaceuticals 6.1%
Allergan, Inc.	8,977	1,028,764
Johnson & Johnson	20,586	1,821,243
Novartis AG, ADR-CH	15,923	1,259,032

		4,109,039

Real Estate Investment Trusts (REITs) 3.0%
American Tower Corp.	24,795	2,005,420

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Road & Rail 3.6%
J.B. Hunt Transport Services, Inc.	22,607	$1,696,655
Kansas City Southern	7,372	778,410

		2,475,065

Semiconductors & Semiconductor Equipment 4.6%
Analog Devices, Inc.	42,945	2,072,955
Linear Technology Corp.	23,516	1,047,403

		3,120,358

Software 5.3%
ANSYS, Inc.*	14,440	1,133,973
Microsoft Corp.	64,516	2,441,931

		3,575,904

Specialty Retail 5.8%
Dick’s Sporting Goods, Inc.	12,847	674,467
Home Depot, Inc. (The)	13,316	1,023,335
Ross Stores, Inc.	7,048	478,630
Sally Beauty Holdings, Inc.*	29,850	847,143
TJX Cos., Inc.	15,494	888,736

		3,912,311

Textiles, Apparel & Luxury Goods 1.7%
NIKE, Inc., Class B	15,802	1,151,176

Trading Companies & Distributors 2.4%
W.W. Grainger, Inc.	6,889	1,615,333

Total Common Stocks (cost $51,903,495)		66,988,349

Mutual Fund 0.8%
Money Market Fund 0.8%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (a)	566,030	566,030

Total Mutual Fund (cost $566,030)		566,030

Total Investments (cost $52,469,525) (b) — 99.6%		67,554,379
Other assets in excess of liabilities — 0.4%		302,078

NET ASSETS — 100.0%		$67,856,457

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of January 31, 2014.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt

AG	Stock Corporation

BE	Belgium

CH	Switzerland

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Nationwide HighMark Large Cap Growth Fund
Assets:
Investments, at value (cost $52,469,525)	$67,554,379
Dividends receivable	13,970
Receivable for investments sold	6,434,444
Receivable for capital shares issued	16,024
Reclaims receivable	14,826
Prepaid expenses	17,198

Total Assets	74,050,841

Liabilities:
Payable for investments purchased	5,985,113
Payable for capital shares redeemed	101,706
Accrued expenses and other payables:
Investment advisory fees	25,532
Fund administration fees	10,262
Distribution fees	5,991
Administrative servicing fees	30,766
Accounting and transfer agent fees	4,813
Trustee fees	1,014
Deferred compensation (Note 2)	5,346
Custodian fees	339
Compliance program costs (Note 3)	1,333
Professional fees	13,455
Printing fees	7,862
Other	852

Total Liabilities	6,194,384

Net Assets	$67,856,457

Represented by:
Capital	$47,302,155
Accumulated undistributed net investment income	99,352
Accumulated net realized gains from investment transactions	5,370,096
Net unrealized appreciation/(depreciation) from investments	15,084,854

Net Assets	$67,856,457

Net Assets:
Class A Shares	$16,316,227
Class C Shares	2,713,512
Institutional Service Class Shares	48,816,547
Institutional Class Shares	10,171

Total	$67,856,457

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,256,822
Class C Shares	228,103
Institutional Service Class Shares	3,689,556
Institutional Class Shares	769

Total	5,175,250

Statement of Assets and Liabilities (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Large Cap Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$12.98
Class C Shares (b)	$11.90
Institutional Service Class Shares	$13.23
Institutional Class Shares	$13.23
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.77

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made with 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than 1 year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended January 31, 2014 (Unaudited)

Nationwide HighMark Large Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$501,982
Foreign tax withholding	(1,648)

Total Income	500,334

EXPENSES:
Investment advisory fees	215,867
Fund administration fees	66,007
Distribution fees Class A	21,507
Distribution fees Class B (a)	405
Distribution fees Class C	14,269
Administrative servicing fees Class A	14,991
Administrative servicing fees Class B (a)	135
Administrative servicing fees Institutional Service Class (b)	45,399
Registration and filing fees	29,283
Professional fees	14,786
Printing fees	12,202
Trustee fees	1,364
Custodian fees	1,756
Accounting and transfer agent fees	13,396
Compliance program costs (Note 3)	1,720
Other	6,989

Total expenses before earnings credit, fees waived, and expenses reimbursed	460,076

Earnings credit (Note 5)	(19)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(2,088)
Administrative servicing fees voluntarily waived — Institutional Service Class (b) (Note 3)	(6,565)
Expenses reimbursed by adviser (Note 3)	(50,433)

Net Expenses	400,971

NET INVESTMENT INCOME	99,363

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	5,402,618
Net change in unrealized appreciation/(depreciation) from investments	(2,100,516)

Net realized/unrealized gains from investments	3,302,102

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,401,465

(a)	Effective September 16, 2013, Class B Shares were converted to Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide HighMark Large Cap Growth Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
Operations:
Net investment income	$99,363		$569,850
Net realized gains from investment transactions	5,402,618		11,021,133
Net change in unrealized appreciation/(depreciation) from investments	(2,100,516)		(2,517,102)

Change in net assets resulting from operations	3,401,465		9,073,881

Distributions to Shareholders From:
Net investment income:
Class A	(109,609)		(23,724)
Class B (a)	–		–
Class C	(11,474)		–
Institutional Service Class (b)	(391,864)		(277,645)
Institutional Class	(88	)(c)	–
Net realized gains:
Class A	(178,380)		–
Class B (a)	–		–
Class C	(32,946)		–
Institutional Service Class (b)	(525,075)		–
Institutional Class	(106	)(c)	–

Change in net assets from shareholder distributions	(1,249,542)		(301,369)

Change in net assets from capital transactions	(7,213,480)		(8,939,605)

Change in net assets	(5,061,557)		(167,093)

Net Assets:
Beginning of period	72,918,014		73,085,107

End of period	$67,856,457		$72,918,014

Accumulated undistributed net investment income at end of period	$99,352		$513,024

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$663,086		$2,765,078
Dividends reinvested	264,721		21,570
Cost of shares redeemed	(1,981,470)		(4,618,218)

Total Class A Shares	(1,053,663)		(1,831,570)

Class B Shares (a)
Proceeds from shares issued	1,880		–
Dividends reinvested	–		–
Cost of shares redeemed	(454,453)		(274,550)

Total Class B Shares	(452,573)		(274,550)

(a)	Effective September 16, 2013, Class B Shares were converted to Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Large Cap Growth Fund
	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$104,107	$202,314
Dividends reinvested	38,213	–
Cost of shares redeemed	(296,978)	(349,735)

Total Class C Shares	(154,658)	(147,421)

Institutional Service Class Shares (b)
Proceeds from shares issued	2,119,624	9,884,756
Dividends reinvested	702,990	159,942
Cost of shares redeemed	(8,385,414)	(16,730,762)

Total Institutional Service Class Shares	(5,562,800)	(6,686,064)

Institutional Class Shares
Proceeds from shares issued	10,020 (c)	–
Dividends reinvested	194 (c)	–
Cost of shares redeemed	– (c)	–

Total Institutional Class Shares	10,214 (c)	–

Change in net assets from capital transactions	$(7,213,480)	$(8,939,605)

SHARE TRANSACTIONS:
Class A Shares
Issued	51,600	240,066
Reinvested	20,332	1,916
Redeemed	(150,744)	(395,886)

Total Class A Shares	(78,812)	(153,904)

Class B Shares (a)
Issued	153	–
Reinvested	–	–
Redeemed	(38,482)	(25,260)

Total Class B Shares	(38,329)	(25,260)

Class C Shares
Issued	8,791	19,005
Reinvested	3,200	–
Redeemed	(24,775)	(32,252)

Total Class C Shares	(12,784)	(13,247)

Institutional Service Class Shares (b)
Issued	158,903	831,934
Reinvested	53,016	13,957
Redeemed	(635,709)	(1,367,544)

Total Institutional Service Class Shares	(423,790)	(521,653)

(a)	Effective September 16, 2013, Class B Shares were converted to Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Large Cap Growth Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	754	(c)	–
Reinvested	15	(c)	–
Redeemed	–	(c)	–

Total Institutional Class Shares	769	(c)	–

Total change in shares	(552,946)		(714,064)

Amounts designated as “–” are zero or have been rounded to zero.

(c)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Large Cap Growth Fund

		Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments		Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$12.61	0.01	0.59		0.60	(0.09)	(0.14)	(0.23)	$12.98	4.73%		$16,316,227	1.27%	0.11%		1.43%	17.05%
Year Ended July 31, 2013 (f)	$11.23	0.07	1.33		1.40	(0.02)	–	(0.02)	$12.61	12.45%		$16,839,693	1.27%	0.58%		1.49%	41.00%
Year Ended July 31, 2012 (f)	$10.12	0.02	1.09		1.11	–	–	–	$11.23	10.97%		$16,721,772	1.27%	0.17%		1.52%	53.00%
Year Ended July 31, 2011 (f)	$8.64	–	1.57		1.57	(0.09)	–	(0.09)	$10.12	18.16%		$16,620,770	1.27%	(0.05%	)	1.49%	41.00%
Year Ended July 31, 2010 (f)	$7.74	0.08	0.89		0.97	(0.07)	–	(0.07)	$8.64	12.48%		$19,881,394	1.25%	0.89%		1.46%	34.00%
Year Ended July 31, 2009 (f)	$8.95	0.05	(1.24	)(g)	(1.19)	(0.02)	–	(0.02)	$7.74	(13.21%	)	$17,543,311	1.21%	0.72%		1.42%	60.00%

Class C Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$11.57	(0.03)	0.55		0.52	(0.05)	(0.14)	(0.19)	$11.90	4.48%		$2,713,512	1.87%	(0.48%	)	2.01%	17.05%
Year Ended July 31, 2013 (f)	$10.35	–	1.22		1.22	–	–	–	$11.57	11.79%		$2,787,128	1.87%	(0.02%	)	1.99%	41.00%
Year Ended July 31, 2012 (f)	$9.38	(0.04)	1.01		0.97	–	–	–	$10.35	10.34%		$2,629,339	1.87%	(0.43%	)	2.02%	53.00%
Year Ended July 31, 2011 (f)	$8.02	(0.06)	1.45		1.39	(0.03)	–	(0.03)	$9.38	17.36%		$2,860,809	1.87%	(0.65%	)	1.99%	41.00%
Year Ended July 31, 2010 (f)	$7.21	0.02	0.84		0.86	(0.05)	–	(0.05)	$8.02	11.88%		$3,250,012	1.85%	0.29%		1.96%	34.00%
Year Ended July 31, 2009 (f)	$8.36	0.01	(1.16	)(g)	(1.15)	–	–	–	$7.21	(13.76%	)	$3,481,034	1.81%	0.12%		1.92%	60.00%

Institutional Service Class Shares(h)
Six Months Ended January 31, 2014 (f) (Unaudited)	$12.85	0.02	0.60		0.62	(0.10)	(0.14)	(0.24)	$13.23	4.86%		$48,816,547	1.02%	0.37%		1.19%	17.05%
Year Ended July 31, 2013 (f)	$11.45	0.10	1.36		1.46	(0.06)	–	(0.06)	$12.85	12.80%		$52,843,472	1.01%	0.84%		1.24%	41.00%
Year Ended July 31, 2012 (f)	$10.31	0.05	1.11		1.16	(0.02)	–	(0.02)	$11.45	11.25%		$53,069,738	1.01%	0.43%		1.27%	53.00%
Year Ended July 31, 2011 (f)	$8.81	0.02	1.60		1.62	(0.12)	–	(0.12)	$10.31	18.41%		$57,206,982	1.01%	0.21%		1.24%	41.00%
Year Ended July 31, 2010 (f)	$7.87	0.10	0.91		1.01	(0.07)	–	(0.07)	$8.81	12.82%		$60,078,249	0.99%	1.16%		1.21%	34.00%
Year Ended July 31, 2009 (f)	$9.11	0.07	(1.26	)(g)	(1.19)	(0.05)	–	(0.05)	$7.87	(12.97%	)	$67,051,343	0.93%	0.99%		1.17%	60.00%

Institutional Class Shares
Period Ended January 31, 2014 (f)(i) (Unaudited)	$13.29	0.02	0.18		0.20	(0.12)	(0.14)	(0.26)	$13.23	1.48%		$10,171	0.87%	0.36%		1.01%	17.05%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Includes $0.017 of Fair Funds Settlement.
(h)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(i)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014. Total return is calculated based on inception date of September 18, 2013 through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide HighMark Small Cap Core Fund

For the semiannual period ended January 31, 2014, the Nationwide HighMark Small Cap Core Fund (Institutional Service Class) returned 10.18%* versus 8.88% for its benchmark, the Russell 2000® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Core Funds (consisting of 733 funds as of January 31, 2014) was 8.17% for the same time period.

*Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

Market Environment

Small-capitalization stocks were the best-performing asset class of 2013, returning more than 38% as measured by the Russell 2000 Index and exceeding their large- and mid-cap brethren by more than 6%. In January 2014, however, these stocks gave back some of their lead, registering -2.8% for the month. Overall, for the reporting period, small-cap stocks returned 8.9%, outperforming large- and mid-cap stocks by 1.5%.

Many economic factors that drive small-cap returns were favorable during the reporting period. Credit spreads fell, fueling capital into smaller, more highly leveraged stocks. Improvement in U.S. markets and weakness in international markets fueled performance of U.S.-focused small-cap firms.

Portfolio Performance

In addition, the overall strength of the market overwhelmed some of the criteria the team monitors to select positions. Earnings signals exhibited mixed results as the improving economic conditions provided support for firms with weak earnings outlook as much or sometimes more than those with improving earnings outlook. Short traders were challenged by the market strength, and the information content of their activity moderated.

The Fund’s overweights in industrials and materials during the reporting period contributed to Fund returns as cyclical stocks advanced. The Fund’s underweight in energy also paid off as emerging market weakness drove down expectations for oil prices and in turn, energy company valuations.

The three best contributors to the Fund’s industry allocation performance were in health-care equipment, biotechnology and consumer finance. Also, continuing a pattern we have seen throughout the years, the positions the Fund held in biotechnology performed well.

The largest detractors from Fund performance during the reporting period included sector selection in health care and stock selection in financials and consumer staples.

Outlook and Positioning

Stabilization in market conditions has improved the environment for active management. Correlations across stocks fell throughout 2013, indicating that the merit of individual stocks’ future returns will be determined more by the merit of individual companies than by overbearing macroeconomic concerns. Active management thrives in such an environment. The Fund entered into financial futures contracts (“futures contracts”) to enable the Fund to more closely approximate the performance of its benchmark indices or for tactical hedging purposes.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Edward Herbert and Derek Izuel

The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of smaller companies. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile), exchange-traded funds (ETFs) (shareholders will bear additional costs) and foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview (Unaudited)	Nationwide HighMark Small Cap Core Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•	For the semiannual period ended January 31, 2014, the Fund (Institutional Service Class) returned 10.18%, outperforming the benchmark by 1.30% and the Lipper peer category by 2.01%.

•	The Fund’s overweights in industrials and materials contributed to the Fund’s returns during the reporting period as cyclical stocks advanced.

•	The largest detractors from Fund performance during the reporting period included sector selection in health care and stock selection in financials and consumer staples.

Asset Allocation†

Common Stocks	94.5%
Mutual Fund	5.4%
Other assets in excess of liabilities	0.1%
100.0%

Top Industries††

Real Estate Investment Trusts (REITs)	9.0%
Software	7.8%
Health Care Equipment & Supplies	6.0%
Semiconductors & Semiconductor Equipment	5.3%
Commercial Banks	4.8%
Professional Services	4.5%
Machinery	4.3%
Communications Equipment	3.4%
Energy Equipment & Services	3.0%
Hotels, Restaurants & Leisure	2.8%
Other Industries	49.1%
100.0%

Top Holdings††

Fidelity Institutional Money Market Fund — Institutional Class	5.4%
Aspen Technology, Inc.	2.1%
West Pharmaceutical Services, Inc.	2.0%
Graphic Packaging Holding Co.	2.0%
Mueller Industries, Inc.	1.9%
Korn/Ferry International	1.9%
Tyler Technologies, Inc.	1.8%
PNM Resources, Inc.	1.7%
DCT Industrial Trust, Inc.	1.6%
Papa John’s International, Inc.	1.5%
Other Holdings	78.1%
100.0%

†	Percentages indicated are based upon net assets as of January 31, 2014.

††	Percentages indicated are based upon total investments as of January 31, 2014.

Fund Performance	Nationwide HighMark Small Cap Core Fund

Average Annual Total Return

(For periods ended January 31, 2014)

		Six Months*		1 Yr.	5 Yr.
Class A	w/o SC1	10.03%		26.52%	23.12%
	w/SC2	3.97%		19.54%	21.73%
Class C	w/o SC1	9.73%		25.78%	22.38%
	w/SC3	8.73%		24.78%	22.38%
Institutional Service Class[4,5]	w/o SC	10.18%		26.84%	23.49%
Institutional Class[4]	w/o SC	6.44%	[6]	—	—

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	For the period from September 16, 2013 through January 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective September 16, 2013 Fiduciary Shares were renamed Institutional Service Class Shares.

[6]	Since inception date of September 18, 2013. Not Annualized.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.83%	1.62%
Class C	2.33%	2.22%
Institutional Service Class	1.58%	1.37%
Institutional Class	1.33%	1.22%

*	Current effective prospectus dated September 16, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance	Nationwide HighMark Small Cap Core Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide HighMark Small Cap Core Fund since inception* through 1/31/14 versus the Russell 2000® Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*The inception date for the Nationwide HighMark Small Cap Core Fund is 9/16/13. Performance prior to that date is based on the since-inception performance of the Fund’s predecessor fund.

Shareholder Expense Example	Nationwide HighMark Small Cap Core Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (August 1, 2013) and continued to hold your shares at the end of the reporting period (January 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from August 1, 2013 through January 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from August 1, 2013 through January 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Small Cap Core Fund January 31, 2014			Beginning Account Value ($) 08/01/13	Ending Account Value ($) 01/31/14	Expenses Paid During Period ($) 08/01/13 - 01/31/14	Expense Ratio During Period (%) 08/01/13 - 01/31/14
Class A Shares	Actual	[a]	1,000.00	1,100.30	8.58	1.62
	Hypothetical	[a,b]	1,000.00	1,017.04	8.24	1.62
Class C Shares	Actual	[a]	1,000.00	1,097.30	11.74	2.22
	Hypothetical	[a,b]	1,000.00	1,014.01	11.27	2.22
Institutional Service Class Shares[c]	Actual	[a]	1,000.00	1,101.80	7.26	1.37
	Hypothetical	[a,b]	1,000.00	1,018.30	6.97	1.37
Institutional Class Shares	Actual	[d]	1,000.00	1,064.40	4.63	1.22
	Hypothetical	[a,b]	1,000.00	1,019.06	6.21	1.22

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from August 1, 2013 through January 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

d	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from September 19, 2013 through January 31, 2014 to reflect the period from commencement of operations.

Statement of Investments

January 31, 2014 (Unaudited)

Nationwide HighMark Small Cap Core Fund

Common Stocks 94.5%

	Shares	Market Value

Aerospace & Defense 2.3%
American Science & Engineering, Inc.	12,750	$871,972
Taser International, Inc.*	64,000	1,027,840

		1,899,812

Airlines 0.6%
Republic Airways Holdings, Inc.*	53,000	519,930

Auto Components 1.4%
Superior Industries International, Inc.	38,650	703,817
Tenneco, Inc.*	3,950	224,518
Tower International, Inc.*	8,700	193,401

		1,121,736

Automobiles 0.4%
Winnebago Industries, Inc.*	13,150	315,074

Biotechnology 1.7%
Alkermes PLC*	17,700	861,636
Puma Biotechnology, Inc.*	4,450	526,034

		1,387,670

Building Products 0.2%
A.O. Smith Corp.	4,300	203,046

Capital Markets 0.9%
Fifth Street Finance Corp.	26,421	248,622
Investment Technology Group, Inc.*	17,100	282,150
MCG Capital Corp.	42,400	189,528

		720,300

Chemicals 2.2%
American Vanguard Corp.	7,450	173,138
Ferro Corp.*	25,250	317,645
FutureFuel Corp.	53,600	876,896
Minerals Technologies, Inc.	4,450	229,976
Rockwood Holdings, Inc.	900	61,677
Stepan Co.	2,450	155,305

		1,814,637

Commercial Banks 4.8%
First Interstate BancSystem, Inc.	10,850	278,411
Huntington Bancshares, Inc.	53,200	482,524
International Bancshares Corp.	35,150	822,861
PrivateBancorp, Inc.	30,350	867,707
United Community Banks, Inc.*	19,450	324,426
Webster Financial Corp.	24,850	753,949
Wilshire Bancorp, Inc.	38,450	382,962

		3,912,840

Commercial Services & Supplies 1.4%
EnerNOC, Inc.*	47,900	1,072,960
Ennis, Inc.	6,150	88,991

		1,161,951

Common Stocks (continued)

	Shares	Market Value

Communications Equipment 3.4%
Bel Fuse, Inc., Class B	14,650	$280,840
Comtech Telecommunications Corp.	30,800	936,936
Emulex Corp.*	65,800	484,288
Extreme Networks, Inc.*	124,800	913,536
ShoreTel, Inc.*	27,500	211,750

		2,827,350

Computers & Peripherals 1.3%
Avid Technology, Inc.*	21,250	147,475
Novatel Wireless, Inc.*	46,900	125,223
QLogic Corp.*	65,900	762,463

		1,035,161

Construction & Engineering 0.7%
Dycom Industries, Inc.*	10,000	278,300
EMCOR Group, Inc.	5,500	233,805
Pike Corp.*	10,000	105,400

		617,505

Construction Materials 0.7%
Eagle Materials, Inc.	4,000	315,000
United States Lime & Minerals, Inc.*	4,550	248,203

		563,203

Containers & Packaging 2.0%
Graphic Packaging Holding Co.*	169,200	1,607,400

Diversified Consumer Services 0.6%
Capella Education Co.	7,950	496,000

Electric Utilities 2.4%
El Paso Electric Co.	14,750	537,343
PNM Resources, Inc.	57,800	1,424,770

		1,962,113

Electrical Equipment 0.3%
Powell Industries, Inc.	4,250	260,993

Energy Equipment & Services 3.0%
Dawson Geophysical Co.*	6,150	199,076
Dril-Quip, Inc.*	9,400	945,264
Helix Energy Solutions Group, Inc.*	45,400	925,706
Tesco Corp.*	18,350	387,552

		2,457,598

Food & Staples Retailing 0.7%
SUPERVALU, Inc.*	101,900	588,982

Food Products 0.4%
Seaboard Corp.*	120	306,000

Health Care Equipment & Supplies 6.0%
Align Technology, Inc.*	6,150	365,433
AngioDynamics, Inc.*	12,100	192,511

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Small Cap Core Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
Lumenis Ltd.* (a)	13	$0
NuVasive, Inc.*	24,950	934,128
OraSure Technologies, Inc.*	23,950	140,586
Sirona Dental Systems, Inc.*	3,300	237,402
SurModics, Inc.*	40,200	980,076
Thoratec Corp.*	13,500	471,690
West Pharmaceutical Services, Inc.	34,400	1,632,280

		4,954,106

Health Care Providers & Services 1.5%
Corvel Corp.*	12,950	613,312
Cross Country Healthcare, Inc.*	31,750	342,900
Magellan Health Services, Inc.*	4,550	272,227

		1,228,439

Health Care Technology 1.4%
MedAssets, Inc.*	38,450	847,438
Omnicell, Inc.*	11,250	290,475

		1,137,913

Hotels, Restaurants & Leisure 2.8%
DineEquity, Inc.	5,100	396,831
Multimedia Games Holding Co., Inc.*	13,400	425,584
Papa John’s International, Inc.	25,700	1,236,941
Six Flags Entertainment Corp.	6,600	236,874

		2,296,230

Household Durables 1.3%
Libbey, Inc.*	13,700	295,098
M.D.C. Holdings, Inc.*	23,900	738,271

		1,033,369

Household Products 0.9%
Spectrum Brands Holdings, Inc.	9,450	711,113

Information Technology Services 0.4%
Acxiom Corp.*	8,400	302,064

Insurance 1.7%
Navigators Group, Inc. (The)*	12,850	766,245
OneBeacon Insurance Group Ltd., Class A	29,100	409,146
United Fire Group, Inc.	10,300	258,530

		1,433,921

Internet Software & Services 1.6%
comScore, Inc.*	13,400	367,294
Cornerstone OnDemand, Inc.*	4,350	248,168
Stamps.com, Inc.*	6,550	258,463
XO Group, Inc.*	39,600	480,348

		1,354,273

Life Sciences Tools & Services 0.9%
Pacific Biosciences of California, Inc.*	99,900	717,282

Common Stocks (continued)

	Shares	Market Value

Machinery 4.3%
Columbus McKinnon Corp.*	12,000	$296,640
Middleby Corp. (The)*	1,380	340,280
Mueller Industries, Inc.	24,950	1,552,888
Mueller Water Products, Inc., Class A	37,610	326,455
Rexnord Corp.*	22,400	581,952
Xerium Technologies, Inc.*	24,300	407,268

		3,505,483

Media 2.1%
E.W. Scripps Co. (The), Class A*	17,750	326,778
Entravision Communications Corp., Class A	38,277	230,810
Live Nation Entertainment, Inc.*	43,900	933,753
MDC Partners, Inc., Class A	8,750	210,262

		1,701,603

Metals & Mining 1.0%
SunCoke Energy, Inc.*	18,050	400,349
Worthington Industries, Inc.	10,000	405,400

		805,749

Oil, Gas & Consumable Fuels 0.8%
Clayton Williams Energy, Inc.*	4,250	293,335
REX American Resources Corp.*	8,900	364,544

		657,879

Paper & Forest Products 1.5%
Deltic Timber Corp.	5,000	321,550
Louisiana-Pacific Corp.*	30,550	535,542
Neenah Paper, Inc.	8,900	386,616

		1,243,708

Personal Products 0.9%
Inter Parfums, Inc.	7,100	231,034
Revlon, Inc., Class A*	20,400	478,992

		710,026

Pharmaceuticals 1.5%
Impax Laboratories, Inc.*	8,700	201,318
Lannett Co., Inc.*	18,250	644,590
Nektar Therapeutics*	18,600	252,960
XenoPort, Inc.*	29,850	171,638

		1,270,506

Professional Services 4.5%
Barrett Business Services, Inc.	10,950	858,589
Huron Consulting Group, Inc.*	4,800	317,952
Insperity, Inc.	5,500	181,610
Korn/Ferry International*	65,200	1,529,592
Resources Connection, Inc.	56,600	762,968

		3,650,711

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Small Cap Core Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) 9.0%
Anworth Mortgage Asset Corp.	40,200	$188,538
CBL & Associates Properties, Inc.	31,300	531,787
Cedar Realty Trust, Inc.	33,650	212,331
DCT Industrial Trust, Inc.	178,600	1,285,920
Extra Space Storage, Inc.	25,050	1,143,783
First Industrial Realty Trust, Inc.	58,300	1,000,428
Healthcare Realty Trust, Inc.	8,600	197,112
Post Properties, Inc.	1,500	70,395
Potlatch Corp.	24,500	980,000
Sovran Self Storage, Inc.	5,200	353,132
Strategic Hotels & Resorts, Inc.*	60,800	566,048
Sunstone Hotel Investors, Inc.	65,000	833,950

		7,363,424

Real Estate Management & Development 0.7%
Altisource Residential Corp.	20,150	604,500

Road & Rail 1.5%
Old Dominion Freight Line, Inc.*	8,000	433,920
Saia, Inc.*	22,750	765,765

		1,199,685

Semiconductors & Semiconductor Equipment 5.3%
Advanced Energy Industries, Inc.*	15,400	420,420
FormFactor, Inc.*	55,646	358,360
Intermolecular, Inc.*	21,950	88,459
Intersil Corp., Class A	51,298	581,719
Kulicke & Soffa Industries, Inc.*	51,500	599,460
Lattice Semiconductor Corp.*	57,332	331,379
M/A-COM Technology Solutions Holdings, Inc.*	23,250	395,250
RF Micro Devices, Inc.*	212,100	1,130,493
Ultra Clean Holdings, Inc.*	35,150	401,765

		4,307,305

Software 7.8%
Aspen Technology, Inc.*	37,050	1,688,368
CommVault Systems, Inc.*	7,850	542,199
Infoblox, Inc.*	7,950	278,886
NetSuite, Inc.*	7,800	820,404
Pegasystems, Inc.	14,100	640,704
Rosetta Stone, Inc.*	11,550	127,974
Telenav, Inc.*	51,100	332,150
TIBCO Software, Inc.*	13,900	295,931
TiVo, Inc.*	19,450	240,986
Tyler Technologies, Inc.*	13,600	1,434,120

		6,401,722

Common Stocks (continued)

	Shares	Market Value

Specialty Retail 1.2%
Brown Shoe Co., Inc.	9,650	$228,512
Citi Trends, Inc.*	4,550	72,800
New York & Co., Inc.*	53,700	243,261
Pier 1 Imports, Inc.	14,250	272,317
Stein Mart, Inc.	13,400	165,892

		982,782

Textiles, Apparel & Luxury Goods 0.9%
Skechers U.S.A., Inc., Class A*	24,650	712,139

Thrifts & Mortgage Finance 1.6%
Northfield Bancorp, Inc.	64,700	804,221
Tree.com, Inc.*	9,450	306,652
WSFS Financial Corp.	2,956	212,241

		1,323,114

Total Common Stocks (cost $58,970,188)		77,388,347

Mutual Fund 5.4%
Money Market Fund 5.4%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (b)	4,452,702	4,452,702

Total Mutual Fund (cost $4,452,702)		4,452,702

Total Investments (cost $63,422,890) (c) — 99.9%		81,841,049

Other assets in excess of liabilities — 0.1%		108,721

NET ASSETS — 100.0%		$81,949,770

*	Denotes a non-income producing security.

(a)	Fair value security.

(b)	Represents 7-day effective yield as of January 31, 2014.

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Small Cap Core Fund (Continued)

At January 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
40	Russell 2000 Mini Future	03/21/14	$4,513,200	$47,567

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Nationwide HighMark Small Cap Core Fund
Assets:
Investments, at value (cost $63,422,890)	$81,841,049
Dividends receivable	26,239
Receivable for capital shares issued	71,618
Reclaims receivable	251
Receivable for variation margin on futures contracts	186,576
Prepaid expenses	12,273

Total Assets	82,138,006

Liabilities:
Payable for capital shares redeemed	7,115
Cash overdraft (Note 2)	31,740
Accrued expenses and other payables:
Investment advisory fees	65,170
Fund administration fees	9,946
Distribution fees	6,287
Administrative servicing fees	35,579
Accounting and transfer agent fees	2,802
Trustee fees	1,098
Deferred compensation (Note 2)	5,625
Custodian fees	363
Compliance program costs (Note 3)	931
Professional fees	13,785
Printing fees	7,222
Other	573

Total Liabilities	188,236

Net Assets	$81,949,770

Represented by:
Capital	$83,884,189
Accumulated distributions in excess of net investment loss	(167,898)
Accumulated net realized losses from investment and futures transactions	(20,232,247)
Net unrealized appreciation/(depreciation) from investments	18,418,159
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	47,567

Net Assets	$81,949,770

Statement of Assets and Liabilities (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Small Cap Core Fund
Net Assets:
Class A Shares	$11,844,174
Class C Shares	4,317,909
Institutional Service Class Shares	65,777,039
Institutional Class Shares	10,648

Total	$81,949,770

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	430,201
Class C Shares	163,003
Institutional Service Class Shares	2,354,752
Institutional Class Shares	381

Total	2,948,337

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$27.53
Class C Shares (b)	$26.49
Institutional Service Class Shares	$27.93
Institutional Class Shares	$27.95
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$29.21

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made with 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than 1 year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended January 31, 2014 (Unaudited)

Nationwide HighMark Small Cap Core Fund
INVESTMENT INCOME:
Dividend income	$405,619
Interest income	55
Foreign tax withholding	(79)

Total Income	405,595

EXPENSES:
Investment advisory fees	362,134
Fund administration fees	62,013
Distribution fees Class A	14,709
Distribution fees Class C	22,095
Administrative servicing fees Class A	10,252
Administrative servicing fees Institutional Service Class (a)	52,179
Registration and filing fees	21,520
Professional fees	15,102
Printing fees	11,654
Trustee fees	1,567
Custodian fees	1,669
Accounting and transfer agent fees	9,596
Compliance program costs (Note 3)	1,420
Other	6,764

Total expenses before earnings credit, fees waived, and expenses reimbursed	592,674

Earnings credit (Note 5)	(35)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(1,426)
Administrative servicing fees voluntarily waived — Institutional Service Class (a) (Note 3)	(7,145)
Expenses reimbursed by adviser (Note 3)	(27,905)

Net Expenses	556,163

NET INVESTMENT LOSS	(150,568)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	4,094,266
Net realized gains from futures transactions (Note 2)	81,365

Net realized gains from investment and futures transactions	4,175,631

Net change in unrealized appreciation/(depreciation) from investments	3,081,044
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	31,737

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	3,112,781

Net realized/unrealized gains from investments and futures transactions	7,288,412

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,137,844

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide HighMark Small Cap Core Fund
	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013
Operations:
Net investment loss	$(150,568)	$(20,351)
Net realized gains from investment and futures transactions	4,175,631	12,871,094
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	3,112,781	8,055,058

Change in net assets resulting from operations	7,137,844	20,905,801

Distributions to Shareholders From:
Net investment income:
Class A	–	–
Class C	–	–
Institutional Service Class (a)	–	(18,837)
Institutional Class	– (b)	–

Change in net assets from shareholder distributions	–	(18,837)

Change in net assets from capital transactions	968,636	(8,116,338)

Change in net assets	8,106,480	12,770,626

Net Assets:
Beginning of period	73,843,290	61,072,664

End of period	$81,949,770	$73,843,290

Accumulated distributions in excess of net investment loss at end of period	$(167,898)	$(17,330)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$206,160	$630,988 (c)
Dividends reinvested	–	–
Cost of shares redeemed	(1,026,656)	(2,928,406)

Total Class A Shares	(820,496)	(2,297,418)

Class C Shares
Proceeds from shares issued	53,433	364,794 (c)
Dividends reinvested	–	–
Cost of shares redeemed	(537,534)	(858,039)

Total Class C Shares	(484,101)	(493,245)

Institutional Service Class Shares (a)
Proceeds from shares issued	9,816,537	23,986,569 (c)
Dividends reinvested	–	9,042
Cost of shares redeemed	(7,553,304)	(29,321,286)

Total Institutional Service Class Shares	2,263,233	(5,325,675)

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.
(c)	Includes redemption fees. See Note 4 for further information.

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Small Cap Core Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$10,000	(b)	$–
Dividends reinvested	–	(b)	–
Cost of shares redeemed	–	(b)	–

Total Institutional Class Shares	10,000	(b)	–

Change in net assets from capital transactions	$968,636		$(8,116,338)

SHARE TRANSACTIONS:
Class A Shares
Issued	7,742		28,038
Reinvested	–		–
Redeemed	(39,216)		(138,488)

Total Class A Shares	(31,474)		(110,450)

Class C Shares
Issued	2,067		17,247
Reinvested	–		–
Redeemed	(21,135)		(41,869)

Total Class C Shares	(19,068)		(24,622)

Institutional Service Class Shares (a)
Issued	358,807		1,145,861
Reinvested	–		447
Redeemed	(288,099)		(1,277,868)

Total Institutional Service Class Shares	70,708		(131,560)

Institutional Class Shares
Issued	381	(b)	–
Reinvested	–	(b)	–
Redeemed	–	(b)	–

Total Institutional Class Shares	381	(b)	–

Total change in shares	20,547		(266,632)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Small Cap Core Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$25.02	(0.07)	2.58	2.51	–	–	–	$27.53	10.03%		$11,844,174	1.62%	(0.55%	)	1.72%	19.51%
Year Ended July 31, 2013 (f)	$19.00	(0.05)	6.07	6.02	–	–	–	$25.02	31.69%		$11,549,088	1.62%	(0.22%	)	1.80%	77.00%
Year Ended July 31, 2012 (f)	$19.09	(0.05)	(0.04)	(0.09)	–	–	–	$19.00	(0.52%	)	$10,869,386	1.62%	(0.27%	)	1.96%	106.00%	(g)
Year Ended July 31, 2011 (f)	$14.47	(0.11)	4.73	4.62	–	–	–	$19.09	32.00%		$536,163	1.62%	(0.62%	)	2.01%	67.00%
Year Ended July 31, 2010 (f)	$11.80	(0.08)	2.78	2.70	(0.03)	(0.03)	–	$14.47	22.86%		$309,823	1.60%	(0.61%	)	2.04%	78.00%
Year Ended July 31, 2009 (f)	$16.43	0.02	(4.63)	(4.61)	(0.02)	(0.02)	–	$11.80	(28.08%	)	$226,761	1.57%	0.18%		2.10%	61.00%

Class C Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$24.14	(0.15)	2.50	2.35	–	–	–	$26.49	9.73%		$4,317,909	2.22%	(1.15%	)	2.30%	19.51%
Year Ended July 31, 2013 (f)	$18.45	(0.17)	5.86	5.69	–	–	–	$24.14	30.84%		$4,395,523	2.22%	(0.82%	)	2.30%	77.00%
Year Ended July 31, 2012 (f)	$18.65	(0.16)	(0.04)	(0.20)	–	–	–	$18.45	(1.07%	)	$3,812,858	2.22%	(0.87%	)	2.46%	106.00%	(g)
Year Ended July 31, 2011 (f)	$14.22	(0.22)	4.65	4.43	–	–	–	$18.65	31.15%		$216,583	2.22%	(1.22%	)	2.51%	67.00%
Year Ended July 31, 2010 (f)	$11.65	(0.16)	2.73	2.57	–	–	–	$14.22	22.17%		$77,175	2.20%	(1.21%	)	2.54%	78.00%
Year Ended July 31, 2009 (f)	$16.36	(0.05)	(4.66)	(4.71)	–	–	–	$11.65	(28.85%	)	$87,084	2.17%	(0.42%	)	2.60%	61.00%

Institutional Service Class Shares (i)
Six Months Ended January 31, 2014 (f) (Unaudited)	$25.35	(0.04)	2.62	2.58	–	–	–	$27.93	10.18%		$65,777,039	1.37%	(0.31%	)	1.47%	19.51%
Year Ended July 31, 2013 (f)	$19.20	0.01	6.15	6.16	(0.01)	(0.01)	–	$25.35	32.07%		$57,898,679	1.34%	0.06%		1.56%	77.00%
Year Ended July 31, 2012 (f)	$19.24	0.01	(0.05)	(0.04)	–	–	–	$19.20	(0.21%	)	$46,390,420	1.33%	0.03%		1.71%	106.00%	(g)
Year Ended July 31, 2011 (f)	$14.54	(0.06)	4.76	4.70	–	–	–	$19.24	32.33%		$27,136,559	1.31%	(0.31%	)	1.76%	67.00%
Year Ended July 31, 2010 (f)	$11.85	(0.04)	2.79	2.75	(0.06)	(0.06)	–	$14.54	23.32%		$23,527,050	1.30%	(0.30%	)	1.79%	78.00%
Year Ended July 31, 2009 (f)	$16.45	0.06	(4.64)	(4.58)	(0.02)	(0.02)	–	$11.85	(27.90%	)	$22,084,240	1.27%	0.48%		1.85%	61.00%

Institutional Class Shares
Period Ended January 31, 2014 (f)(h) (Unaudited)	$26.26	(0.02)	1.71	1.69	–	–	–	$27.95	6.44%		$10,648	1.22%	(0.20%	)	1.29%	19.51%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Excludes merger activity.
(h)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014. Total return is calculated based on inception date of September 18, 2013 through January 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide HighMark Value Fund

For the semiannual period ended January 31, 2014, the Nationwide HighMark Value Fund (Institutional Service Class) returned 5.14%* versus 6.85 % for its primary benchmark, the S&P 500® Index and 4.63% for its secondary benchmark, the Russell 1000® Value Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Large-Cap Core Funds (consisting of 951 funds as of January 31, 2014) was 6.60% for the same time period.

*Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

The market continues to experience a change in leadership in which yield-oriented “safe” sectors have given way to cyclical sectors. The Federal Reserve’s talk of a reduction in the quantitative easing (QE) program has been instrumental in ushering in the change in leadership as has a generally stronger macroeconomic environment. This dynamic has been coupled with investors crowding into high-dividend-producing equities, forcing these securities and sectors to unreasonable valuations.

Portfolio Performance

The Fund benefited during the six-month reporting period from a sector leadership change in the market to the less-expensive cyclical sectors of consumer discretionary and industrials, which we overweighted in the portfolio. We shifted the portfolio away from relatively expensive securities and sectors in the telecommunication services and utilities sectors due to weak fundamentals, low growth prospects and high valuations.

The largest detractors from Fund performance for the reporting period included sector selection in financials and stock selection in financials and energy. Although financials are listed as a top underweight, the industry within the financials sector driving the underweight is REITs, which are underweight by 400 basis points due to the high valuations being awarded to REITs. REITs are discounting very low interest rates and appear to be another area distorted by historically low interest rates.

We believe that investors, seeking yield in a low-interest-rate and slow-growth environment, drove historically stable, safe and yield-rich sectors to unreasonable valuations during the reporting period. Artificially low interest rates have caused a scarcity value for yield. Consequently, investors have sought high-dividend-producing equities, favoring fixed-income alternatives. Due to weak fundamentals, low growth prospects and high valuations, the Fund continued to underweight these sectors during the reporting period, having very low exposure to telecommunication services and utilities. The Fund shifted away from expensive securities during the reporting period to better opportunities, taking advantage of the market’s quest for yield. Rather than looking solely at dividend yield, we also sought companies with high and rising free cash flow yields to potentially drive future outperformance for the Fund.

Outlook and Positioning

The focus of the Fund is on long-term fundamentals and buying the best risk-reward opportunities available. This approach, we believe, will help us navigate market cycles, macroeconomic volatility and policy uncertainty. We believe business fundamentals and valuations ultimately determine investor returns, and this appears to be occurring as market leadership shifts. Therefore, investors expected to take advantage of macroeconomically driven volatility, focusing on long-term business fundamentals and seeking to buy undervalued assets in order to maximize long-term returns.

The Fund continues to be actively positioned in a “barbell” type of strategy — in other words, owning companies that are well positioned for a low growth environment on one end of the barbell and companies well positioned to take advantage of higher growth regions on the other end. Companies positioned for low growth typically have a controllable opportunity to drive shareholder returns. These returns can be generated through restructuring to drive operating margins; portfolio optimization through divestitures, spinoffs, and selective mergers and acquisitions (M&As); and increasing cash returns to shareholders through buybacks and dividends.

Fund Commentary (con’t.)	Nationwide HighMark Value Fund

Companies positioned for higher growth typically are multinational firms poised to take advantage of emerging markets growth. In managing the Fund, however, we do not chase or even count on macroeconomic growth, instead focusing on companies trading at low valuations with exposure to these higher-growth areas. This enables us to take advantage of a market that puts companies into buckets such as developed and emerging, assigning valuations accordingly. As a result, we find compelling opportunities in U.S. and foreign companies with exposure to higher-growth markets, which has taken the Fund’s exposure to American Depositary Receipts (ADRs) and local ordinary shares up to about 16% of the Fund’s holdings. We strive to buy companies offering high and improving returns on capital, strong free cash flow yields and clean balance sheets to provide financial flexibility in times of stress. All of these decisions are made to position the Fund with the opportunity to outperform regardless of the macroeconomic environment. When volatile and highly correlated markets experience macroeconomic conditions that dominate over microeconomic company fundamentals, we try to be opportunistic and capitalize on market inefficiencies and mispricing that may occur. The Fund entered into financial futures contracts (“futures contracts”) to enable the Fund to more closely approximate the performance of its benchmark indices or for tactical hedging purposes.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Derek Izuel, Todd Lowenstein and Keith Stribling

The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of mid-sized companies. Value funds may underperform other funds that use different investing styles. The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview (Unaudited)	Nationwide HighMark Value Fund

Objective

The Fund seeks long-term capital growth; current income is a secondary objective.

Highlights

•	The Fund (Institutional Service Class) returned 5.14% for the six-month reporting period ended January 31, 2014, underperforming the benchmark by 1.71% and the Lipper peer group by 1.46%.

•

The Fund benefited during the reporting period from a sector leadership change in the market to the less-expensive cyclical sectors of consumer discretionary and industrials, which we overweighted in the portfolio.

•	The largest detractors from Fund performance during the reporting period included sector selection in financials and stock selection in financials and energy.

Asset Allocation†

Common Stocks	97.9%
Mutual Fund	1.0%
Preferred Stock	0.9%
Other assets in excess of liabilities	0.2%
100.0%

Top Holdings††

JPMorgan Chase & Co.	4.2%
Procter & Gamble Co. (The)	3.1%
Citigroup, Inc.	3.0%
Microsoft Corp.	2.8%
Baxter International, Inc.	2.5%
UBS AG	2.2%
Berkshire Hathaway, Inc., Class B	2.2%
Roche Holding AG, ADR	2.1%
Novartis AG, ADR	2.1%
Comcast Corp., Class A	2.0%
Other Holdings	73.8%
100.0%

Top Industries††

Diversified Financial Services	9.9%
Oil, Gas & Consumable Fuels	9.0%
Capital Markets	5.7%
Insurance	5.6%
Media	5.0%
Software	4.7%
Health Care Providers & Services	4.2%
Pharmaceuticals	4.1%
Health Care Equipment & Supplies	4.0%
Household Products	3.9%
Other Industries	43.9%
100.0%

†	Percentages indicated are based upon net assets as of January 31, 2014.

††	Percentages indicated are based upon total investments as of January 31, 2014.

Fund Performance	Nationwide HighMark Value Fund

Average Annual Total Return

(For periods ended January 31, 2014)

		Six Months*		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	5.01%		17.51%	17.73%	6.30%
	w/SC2	-0.74%		11.02%	16.41%	5.70%
Class C	w/o SC1	4.76%		16.88%	17.05%	5.67%
	w/SC3	3.76%		15.88%	17.05%	5.67%
Class U4	w/o SC	5.25%		18.03%	18.11%	6.62%
Institutional Service Class[4,5]	w/o SC	5.14%		17.83%	18.02%	6.58%
Institutional Class[4]	w/o SC	1.52%	[6]	—	—	—

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	For the period from September 16, 2013 through January 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective September 16, 2013 Fiduciary Shares were renamed Institutional Service Class Shares.

[6]	Since inception date of September 18, 2013. Not Annualized.

Expense Ratios

Expense Ratio*
Class A	1.25%
Class C	1.75%
Class U	0.75%
Institutional Service Class	1.00%
Institutional Class	0.75%

*	Current effective prospectus dated September 16, 2013. Please see the Fund’s most recent prospectus for details.

Fund Performance	Nationwide HighMark Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide HighMark Value Fund versus the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 1/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide HighMark Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (August 1, 2013) and continued to hold your shares at the end of the reporting period (January 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from August 1, 2013 through January 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from August 1, 2013 through January 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Value Fund January 31, 2014			Beginning Account Value ($) 08/01/13	Ending Account Value ($) 01/31/14	Expenses Paid During Period ($) 08/01/13 - 01/31/14	Expense Ratio During Period (%) 08/01/13 - 01/31/14
Class A Shares	Actual	[a]	1,000.00	1,050.10	6.41	1.24
	Hypothetical	[a,b]	1,000.00	1,018.95	6.31	1.24
Class C Shares	Actual	[a]	1,000.00	1,047.60	9.14	1.77
	Hypothetical	[a,b]	1,000.00	1,016.28	9.00	1.77
Class U Shares	Actual	[a]	1,000.00	1,052.50	3.98	0.77
	Hypothetical	[a,b]	1,000.00	1,021.32	3.92	0.77
Institutional Service Class Shares[c]	Actual	[a]	1,000.00	1,051.40	5.12	0.99
	Hypothetical	[a,b]	1,000.00	1,020.21	5.04	0.99
Institutional Class Shares	Actual	[d]	1,000.00	1,015.20	2.76	0.74
	Hypothetical	[a,b]	1,000.00	1,021.48	3.77	0.74

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from August 1, 2013 through January 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

d	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from September 19, 2013 through January 31, 2014 to reflect the period from commencement of operations.

Statement of Investments

January 31, 2014 (Unaudited)

Nationwide HighMark Value Fund

Common Stocks 97.9%

	Shares	Market Value

Aerospace & Defense 3.2%
Airbus Group NV	47,650	$3,375,780
Rockwell Collins, Inc.	45,050	3,403,978
United Technologies Corp.	36,450	4,156,029

		10,935,787

Air Freight & Logistics 1.7%
United Parcel Service, Inc., Class B	61,200	5,828,076

Auto Components 1.0%
TRW Automotive Holdings Corp.*	47,500	3,522,125

Beverages 1.5%
Carlsberg A/S, ADR-DK	264,725	5,157,372

Capital Markets 5.7%
Goldman Sachs Group, Inc. (The)	40,750	6,687,890
Lazard Ltd., Class A	123,775	5,292,619
UBS AG REG*	380,225	7,555,071

		19,535,580

Chemicals 0.9%
Mosaic Co. (The)	72,450	3,235,617

Commercial Banks 3.8%
BB&T Corp.	149,575	5,595,601
CIT Group, Inc.	92,275	4,295,401
First Republic Bank	62,850	3,050,110

		12,941,112

Communications Equipment 1.3%
QUALCOMM, Inc.	61,975	4,599,785

Computers & Peripherals 2.6%
EMC Corp.	205,100	4,971,624
Western Digital Corp.	44,500	3,834,565

		8,806,189

Construction & Engineering 1.7%
Chicago Bridge & Iron Co. NV	43,950	3,295,811
Vinci SA	39,650	2,592,685

		5,888,496

Construction Materials 1.0%
Holcim Ltd. REG*	45,650	3,313,392

Consumer Finance 1.4%
Capital One Financial Corp.	67,475	4,764,410

Diversified Financial Services 9.9%
Citigroup, Inc.	214,350	10,166,621
IntercontinentalExchange Group, Inc.	26,700	5,574,693
JPMorgan Chase & Co.	260,650	14,429,584
Pargesa Holding SA	46,000	3,701,024

		33,871,922

Common Stocks (continued)

	Shares	Market Value

Electric Utilities 0.7%
Edison International	52,500	$2,528,400

Electrical Equipment 1.3%
Eaton Corp. PLC	59,550	4,352,509

Electronic Equipment, Instruments & Components 1.1%
Hitachi Ltd., ADR-JP	49,150	3,767,348

Energy Equipment & Services 1.5%
Ensco PLC, Class A	46,950	2,364,871
National Oilwell Varco, Inc.	39,175	2,938,517

		5,303,388

Food Products 1.8%
Mondelez International, Inc., Class A	192,175	6,293,731

Health Care Equipment & Supplies 4.0%
Baxter International, Inc.	126,375	8,631,412
St. Jude Medical, Inc.	82,100	4,985,933

		13,617,345

Health Care Providers & Services 4.2%
Express Scripts Holding Co.*	53,900	4,025,791
HCA Holdings, Inc.*	84,000	4,222,680
UnitedHealth Group, Inc.	84,425	6,102,239

		14,350,710

Household Products 3.9%
Henkel AG & Co. KGaA, ADR-DE	28,650	2,787,931
Procter & Gamble Co. (The)	138,675	10,625,279

		13,413,210

Industrial Conglomerates 0.9%
Jardine Matheson Holdings Ltd., ADR-HK	55,400	2,972,210

Information Technology Services 1.4%
International Business Machines Corp.	28,200	4,982,376

Insurance 5.6%
American International Group, Inc.	144,100	6,911,036
Berkshire Hathaway, Inc., Class B*	66,550	7,426,980
MetLife, Inc.	97,425	4,778,696

		19,116,712

Internet & Catalog Retail 0.9%
Liberty Interactive Corp., Series A*	114,400	3,055,624

Machinery 3.6%
CNH Industrial NV*	232,487	2,450,413
Joy Global, Inc.	63,000	3,325,770
Stanley Black & Decker, Inc.	48,000	3,715,200
Timken Co.	51,500	2,900,995

		12,392,378

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Media 5.0%
Comcast Corp., Class A	133,700	$6,999,195
DIRECTV*	61,000	4,235,230
Liberty Media Corp., Series A*	22,500	2,960,775
News Corp., Class A*	177,950	2,840,082

		17,035,282

Metals & Mining 0.6%
BHP Billiton PLC, ADR-UK	34,900	2,057,704

Multiline Retail 1.1%
Target Corp.	64,725	3,666,024

Multi-Utilities 1.1%
PG&E Corp.	92,200	3,886,230

Office Electronics 1.1%
Xerox Corp.	345,850	3,752,473

Oil, Gas & Consumable Fuels 8.9%
Apache Corp.	48,750	3,912,675
Chevron Corp.	57,475	6,415,934
Occidental Petroleum Corp.	69,150	6,055,465
Royal Dutch Shell PLC, ADR-NL	70,950	5,167,289
Suncor Energy, Inc.	201,050	6,600,472
WPX Energy, Inc.*	137,725	2,623,661

		30,775,496

Pharmaceuticals 4.1%
Novartis AG, ADR-CH	89,625	7,086,649
Roche Holding AG, ADR-CH	103,350	7,089,810

		14,176,459

Real Estate Investment Trusts (REITs) 0.9%
Weyerhaeuser Co.	105,500	3,152,340

Road & Rail 1.2%
Hertz Global Holdings, Inc.*	156,475	4,071,479

Semiconductors & Semiconductor Equipment 0.7%
Marvell Technology Group Ltd.	171,400	2,559,002

Software 4.7%
Microsoft Corp.	255,882	9,685,134
Oracle Corp.	178,500	6,586,650

		16,271,784

Tobacco 1.9%
Philip Morris International, Inc.	84,525	6,604,784

Total Common Stocks (cost $295,669,114)		336,554,861

Preferred Stock 0.9%

	Shares	Market Value

Automobiles 0.9%
Porsche Automobil Holding SE	33,750	$3,292,676

Total Preferred Stock (cost $2,902,767)		3,292,676

Mutual Fund 1.0%
Money Market Fund 1.0%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (a)	3,404,520	3,404,520

Total Mutual Fund (cost $3,404,520)		3,404,520

Total Investments (cost $301,976,401) (b) — 99.8%		343,252,057

Other assets in excess of liabilities — 0.2%		607,544

NET ASSETS — 100.0%		$343,859,601

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of January 31, 2014.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

CH	Switzerland

DE	Germany

DK	Denmark

HK	Hong Kong

JP	Japan

KGaA	Limited Partnership with shares

Ltd.	Limited

NL	Netherlands

NV	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SE	European Public Limited Liability Company

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Nationwide HighMark Value Fund
Assets:
Investments, at value (cost $301,976,401)	$343,252,057
Dividends receivable	103,183
Receivable for investments sold	2,899,541
Receivable for capital shares issued	282,625
Reclaims receivable	208,112
Prepaid expenses	14,203

Total Assets	346,759,721

Liabilities:
Payable for investments purchased	1,897,748
Payable for capital shares redeemed	544,977
Accrued expenses and other payables:
Investment advisory fees	180,832
Fund administration fees	11,432
Distribution fees	22,350
Administrative servicing fees	171,154
Accounting and transfer agent fees	14,884
Trustee fees	4,781
Deferred compensation (Note 2)	23,975
Custodian fees	1,904
Compliance program costs (Note 3)	1,559
Professional fees	15,803
Printing fees	8,113
Other	608

Total Liabilities	2,900,120

Net Assets	$343,859,601

Represented by:
Capital	$306,111,025
Accumulated distributions in excess of net investment income	(3,417,202)
Accumulated net realized losses from investment and foreign currency transactions	(108,745)
Net unrealized appreciation/(depreciation) from investments	41,275,656
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(1,133)

Net Assets	$343,859,601

Net Assets:
Class A Shares	$86,349,098
Class C Shares	3,706,220
Class U Shares	127,059,931
Institutional Service Class Shares	126,732,595
Institutional Class Shares	11,757

Total	$343,859,601

Statement of Assets and Liabilities (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,684,055
Class C Shares	253,557
Class U Shares	8,326,218
Institutional Service Class Shares	8,309,547
Institutional Class Shares	771

Total	22,574,148

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$15.19
Class C Shares (b)	$14.62
Class U Shares	$15.26
Institutional Service Class Shares	$15.25
Institutional Class Shares	$15.25
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.12

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made with 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than 1 year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended January 31, 2014 (Unaudited)

Nationwide HighMark Value Fund
INVESTMENT INCOME:
Dividend income	$2,929,626
Foreign tax withholding	(14,762)

Total Income	2,914,864

EXPENSES:
Investment advisory fees	1,042,729
Fund administration fees	160,149
Distribution fees Class A	112,965
Distribution fees Class B (a)	831
Distribution fees Class C	19,226
Administrative servicing fees Class A	112,965
Administrative servicing fees Class B (a)	277
Administrative servicing fees Institutional Service Class (b)	156,187
Registration and filing fees	29,255
Professional fees	23,784
Printing fees	20,622
Trustee fees	6,609
Custodian fees	7,910
Accounting and transfer agent fees	37,074
Compliance program costs (Note 3)	1,957
Other	19,690

Total expenses before earnings credit, fees waived, and expenses reimbursed	1,752,230

Earnings credit (Note 5)	(51)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(11,137)
Administrative servicing fees voluntarily waived — Institutional Service Class (b) (Note 3)	(16,216)
Expenses reimbursed by adviser (Note 3)	(18,823)

Net Expenses	1,706,003

NET INVESTMENT INCOME	1,208,861

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	25,609,795
Net realized losses from foreign currency transactions (Note 2)	(6,260)

Net realized gains from investment and foreign currency transactions	25,603,535

Net change in unrealized appreciation/(depreciation) from investments	(10,011,606)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(4,341)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(10,015,947)

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	15,587,588

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$16,796,449

(a)	Effective September 16, 2013, Class B Shares were converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide HighMark Value Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
Operations:
Net investment income	$1,208,861		$4,221,800
Net realized gains from investment and foreign currency transactions	25,603,535		64,996,092
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(10,015,947)		15,236,336

Change in net assets resulting from operations	16,796,449		84,454,228

Distributions to Shareholders From:
Net investment income:
Class A	(1,111,182)		(868,709)
Class B (a)	–		(4,739)
Class C	(38,056)		(18,375)
Class U	(1,868,788)		(1,503,776)
Institutional Service Class (b)	(1,607,865)		(1,859,523)
Institutional Class	(172	)(c)	–
Net realized gains:
Class A	(16,926,608)		(6,894,754)
Class B (a)	–		(82,018)
Class C	(739,307)		(303,289)
Class U	(24,016,009)		(8,404,072)
Institutional Service Class (b)	(22,294,154)		(12,447,024)
Institutional Class	(2,209	)(c)	–

Change in net assets from shareholder distributions	(68,604,350)		(32,386,279)

Change in net assets from capital transactions	46,602,599		(38,328,884)

Change in net assets	(5,205,302)		13,739,065

Net Assets:
Beginning of period	349,064,903		335,325,838

End of period	$343,859,601		$349,064,903

Accumulated distributions in excess of net investment income at end of period	$(3,417,202)		$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,352,176		$1,347,842
Dividends reinvested	16,978,066		7,275,918
Cost of shares redeemed	(7,565,073)		(15,745,647)

Total Class A Shares	10,765,169		(7,121,887)

Class B Shares (a)
Proceeds from shares issued	–		–
Dividends reinvested	–		83,105
Cost of shares redeemed	(913,887)		(493,107)

Total Class B Shares	(913,887)		(410,002)

(a)	Effective September 16, 2013, Class B Shares were converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Value Fund
	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$217,897	$187,337
Dividends reinvested	757,325	308,590
Cost of shares redeemed	(527,605)	(977,349)

Total Class C Shares	447,617	(481,422)

Class U Shares
Proceeds from shares issued	5,377,912	16,337,730
Dividends reinvested	25,884,797	9,907,841
Cost of shares redeemed	(8,572,549)	(19,448,653)

Total Class U Shares	22,690,160	6,796,918

Institutional Service Class Shares (b)
Proceeds from shares issued	18,846,396	14,668,770
Dividends reinvested	21,556,338	12,856,808
Cost of shares redeemed	(26,803,127)	(64,638,069)

Total Institutional Service Class Shares	13,599,607	(37,112,491)

Institutional Class Shares
Proceeds from shares issued	11,552 (c)	–
Dividends reinvested	2,381 (c)	–
Cost of shares redeemed	– (c)	–

Total Institutional Class Shares	13,933 (c)	–

Change in net assets from capital transactions	$46,602,599	$(38,328,884)

SHARE TRANSACTIONS:
Class A Shares
Issued	75,558	80,730
Reinvested	1,114,778	475,129
Redeemed	(431,967)	(947,843)

Total Class A Shares	758,369	(391,984)

Class B Shares (a)
Issued	–	–
Reinvested	–	5,587
Redeemed	(51,071)	(30,498)

Total Class B Shares	(51,071)	(24,911)

Class C Shares
Issued	12,693	11,314
Reinvested	51,659	20,853
Redeemed	(30,601)	(61,093)

Total Class C Shares	33,751	(28,926)

(a)	Effective September 16, 2013, Class B Shares were converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Value Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
SHARE TRANSACTIONS: (continued)
Class U Shares
Issued	304,270		980,824
Reinvested	1,692,923		642,770
Redeemed	(484,634)		(1,167,646)

Total Class U Shares	1,512,559		455,948

Institutional Service Class Shares (b)
Issued	1,162,939		887,082
Reinvested	1,410,755		837,907
Redeemed	(1,499,550)		(3,850,323)

Total Institutional Service Class Shares	1,074,144		(2,125,334)

Institutional Class Shares
Issued	615	(c)	–
Reinvested	156	(c)	–
Redeemed	–	(c)	–

Total Institutional Class Shares	771	(c)	–

Total change in shares	3,328,523		(2,115,207)

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$18.10	0.04	0.88	0.92	(0.24)	(3.59)	(3.83)	$15.19	5.01%		$86,349,098	1.24%	0.44%		1.28%	31.50%
Year Ended July 31, 2013 (f)	$15.67	0.16	3.80	3.96	(0.16)	(1.37)	(1.53)	$18.10	27.18%		$89,153,591	1.25%	0.98%		1.36%	55.00%
Year Ended July 31, 2012 (f)	$16.05	0.18	0.27	0.45	(0.18)	(0.65)	(0.83)	$15.67	3.28%		$83,338,902	1.26%	1.20%		1.39%	44.00%	(g)
Year Ended July 31, 2011 (f)	$13.61	0.15	2.57	2.72	(0.28)	–	(0.28)	$16.05	20.12%		$71,163,994	1.27%	0.99%		1.38%	26.00%
Year Ended July 31, 2010 (f)	$12.14	0.23	1.37	1.60	(0.13)	–	(0.13)	$13.61	13.18%		$72,131,888	1.25%	1.70%		1.36%	12.00%
Year Ended July 31, 2009 (f)	$17.50	0.19	(4.40)	(4.21)	(0.19)	(0.96)	(1.15)	$12.14	(23.30%	)	$75,156,038	1.21%	1.57%		1.34%	20.00%

Class C Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$17.55	(0.01)	0.85	0.84	(0.18)	(3.59)	(3.77)	$14.62	4.76%		$3,706,220	1.77%	(0.09%	)	1.78%	31.50%
Year Ended July 31, 2013 (f)	$15.25	0.06	3.69	3.75	(0.08)	(1.37)	(1.45)	$17.55	26.37%		$3,857,499	1.85%	0.38%		1.86%	55.00%
Year Ended July 31, 2012 (f)	$15.63	0.09	0.27	0.36	(0.09)	(0.65)	(0.74)	$15.25	2.70%		$3,792,235	1.86%	0.60%		1.89%	44.00%	(g)
Year Ended July 31, 2011 (f)	$13.26	0.06	2.51	2.57	(0.20)	–	(0.20)	$15.63	19.48%		$2,503,285	1.87%	0.39%		1.88%	26.00%
Year Ended July 31, 2010 (f)	$11.84	0.15	1.32	1.47	(0.05)	–	(0.05)	$13.26	12.50%		$2,547,983	1.85%	1.10%		1.86%	12.00%
Year Ended July 31, 2009 (f)	$17.10	0.11	(4.29)	(4.18)	(0.12)	(0.96)	(1.08)	$11.84	(23.76%	)	$3,058,026	1.81%	0.97%		1.84%	20.00%

Class U Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$18.17	0.08	0.88	0.96	(0.28)	(3.59)	(3.87)	$15.26	5.25%		$127,059,931	0.77%	0.91%		0.78%	31.50%
Year Ended July 31, 2013 (f)	$15.72	0.23	3.81	4.04	(0.22)	(1.37)	(1.59)	$18.17	27.69%		$123,771,869	0.85%	1.38%		0.86%	55.00%
Period Ended July 31, 2012 (f)(h)	$14.85	0.14	0.85	0.99	(0.12)	–	(0.12)	$15.72	6.70%		$99,929,775	0.86%	1.60%		0.89%	44.00%	(g)

Institutional Service Class Shares (i)
Six Months Ended January 31, 2014 (f) (Unaudited)	$18.16	0.06	0.88	0.94	(0.26)	(3.59)	(3.85)	$15.25	5.14%		$126,732,595	0.99%	0.69%		1.03%	31.50%
Year Ended July 31, 2013 (f)	$15.71	0.21	3.81	4.02	(0.20)	(1.37)	(1.57)	$18.16	27.54%		$131,380,766	0.99%	1.24%		1.11%	55.00%
Year Ended July 31, 2012 (f)	$16.09	0.22	0.27	0.49	(0.22)	(0.65)	(0.87)	$15.71	3.50%		$147,100,903	1.00%	1.46%		1.14%	44.00%	(g)
Year Ended July 31, 2011 (f)	$13.64	0.19	2.57	2.76	(0.31)	–	(0.31)	$16.09	20.50%		$234,784,893	1.02%	1.24%		1.13%	26.00%
Year Ended July 31, 2010 (f)	$12.17	0.26	1.37	1.63	(0.16)	–	(0.16)	$13.64	13.43%		$228,162,137	1.00%	1.95%		1.11%	12.00%
Year Ended July 31, 2009 (f)	$17.53	0.22	(4.40)	(4.18)	(0.22)	(0.96)	(1.18)	$12.17	(23.11%	)	$229,770,927	0.96%	1.82%		1.09%	20.00%

Institutional Class Shares
Period Ended January 31, 2014 (f)(j) (Unaudited)	$18.83	0.05	0.24	0.29	(0.28)	(3.59)	(3.87)	$15.25	1.52%		$11,757	0.74%	0.80%		0.74%	31.50%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Excludes merger activity.
(h)	For the period from January 4, 2012 (commencement of operations) through July 31, 2012.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014. Total return is calculated based on inception date of September 18, 2013 through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Ziegler Equity Income Fund

For the semiannual period ended January 31, 2014, the Nationwide Ziegler Equity Income Fund (Class A) returned 3.68%* versus 4.63% for its benchmark, the Russell 1000® Value Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Equity Income Funds (consisting of 443 funds as of January 31, 2014) was 4.08% for the same time period.

*Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

U.S. economic data suggested an overall improvement in economic conditions, and U.S. equities performed well during the six-month reporting period ended January 31, 2014, with the Russell 1000 Index, a broad market indicator, returning 7.38% for the same time period. Growth-oriented strategies generally outperformed value approaches, as evidenced by the 10.15% return of the Russell 1000 Growth Index for the reporting period. Stocks exhibiting high beta, high volatility and strong growth characteristics produced relatively strong performance in the second half of 2013, while stocks with more exposure to value factors such as high dividend, earnings and cash flow yields underperformed. The Fund carried an even more conservative exposure to lower-beta, higher-earnings-quality stocks, which hurt Fund performance relative to the Fund’s benchmark.

The Fund began its fiscal year with an allocation to utilities stocks that was about 1.0% greater than that of the benchmark, but that exposure was reduced to a neutral position by year-end in recognition of the improving economy. Nevertheless, the overweight to utilities cost the Fund 0.17% of relative performance against its benchmark.

An overweight to Real Estate Investment Trusts (REITs) detracted from Fund performance as REITs underperformed along with other interest-rate-sensitive sectors such as utilities and telecommunication services. Two REITs in particular underperformed: Rayonier Inc. (RYN) and Home Properties Inc. (HME). Timberland manager Rayonier declined 17.1% after missing earnings and cost the Fund 0.34% of total return before the holding was removed from the portfolio. Home Properties fell 10.5% during the reporting period and cost the Fund 0.17% of relative performance, but the stock was retained and has rebounded recently. The portfolio’s exposure to REITs provides higher yield and serves as an important defensive play in a market downturn such as we saw in January 2014.

The Fund carried an allocation to health-care stocks that was similar to that of the benchmark but underperformed by 0.46%, primarily driven by the Fund’s lack of exposure to stocks in the life sciences tools and services sector; these stocks appreciated more than 23% on a weighted average basis during the reporting period.

Industrials was the second-best-performing sector during the reporting period, and the Fund’s allocation and stock selection in industrials added 0.89% to relative Fund performance. During the reporting period, the Fund was overweight aerospace and defense industry stocks that returned 27.1% versus 25.4% for the industry within the Russell 1000 Value Index. The portfolio benefited from large positions in Boeing (BA) and Lockheed Martin (LMT), which are not held in the benchmark, as well as holdings in Northrop Grumman Corp. and Raytheon Co., which are benchmark constituents. In addition, a position in commercial printer Deluxe Corp. appreciated 19.7% during the reporting period.

The Fund began the reporting period with a large underweight to information technology stocks but added to the sector during the reporting period in anticipation of an improving economy. Two top contributors to the Fund’s performance were Fund holdings Hewlett Packard (HPQ), which was up 37% since its purchase by the Fund in early October, and Lexmark International (LXK), which appreciated 10% since being added to the portfolio in late December. These two companies contributed 0.50% of relative outperformance to the Fund.

Looking ahead, we feel that dividends will remain an important contributor to total return, although the market will likely continue to move away from very high yielding, bond-like equities and focus

Fund Commentary (con’t.)	Nationwide Ziegler Equity Income Fund

more on companies that exhibit strong dividend growth and benefit from an improving economy.

Subadviser:

Ziegler Capital Management, LLC

Portfolio Managers:

Mikhail I. Alkhazov and David J. Nesbitt

The Fund is subject to the risks of investing in equity securities and fixed-income securities. Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile), exchange-traded funds (ETFs) (shareholders will bear additional costs) and foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview (Unaudited)	Nationwide Ziegler Equity Income Fund

Objective

The Fund seeks total return from income and capital appreciation.

Highlights

•	For the semiannual period ended January 31, 2014, the Fund (Class A) returned 3.68%, underperforming the benchmark by 0.95% and the Lipper peer category by 0.40%.

•

An overweight to Real Estate Investment Trusts (REITs) detracted from Fund performance during the reporting period as REITs underperformed along with other interest-rate-sensitive sectors such as utilities and telecommunication services.

•	Industrials was the second-best-performing sector during the reporting period, and the Fund’s allocation and stock selection in industrials added 0.89% to relative Fund performance.

Asset Allocation†

Common Stocks	98.7%
Exchange Traded Fund	0.8%
Mutual Fund	0.3%
Other assets in excess of liabilities	0.2%
100.0%

Top Industries††

Oil, Gas & Consumable Fuels	10.8%
Insurance	10.5%
Commercial Banks	10.2%
Pharmaceuticals	8.8%
Aerospace & Defense	7.1%
Real Estate Investment Trusts (REITs)	6.5%
Computers & Peripherals	3.9%
Health Care Equipment & Supplies	3.9%
Diversified Telecommunication Services	3.3%
Diversified Financial Services	3.2%
Other Industries	31.8%
100.0%

Top Holdings††

Wells Fargo & Co.	4.0%
Johnson & Johnson	3.4%
Pfizer, Inc.	3.4%
Exxon Mobil Corp.	3.3%
JPMorgan Chase & Co.	3.2%
Chevron Corp.	3.1%
ConocoPhillips	3.0%
General Electric Co.	2.8%
Allstate Corp. (The)	2.4%
Travelers Cos., Inc. (The)	2.3%
Other Holdings	69.1%
100.0%

†	Percentages indicated are based upon net assets as of January 31, 2014.

††	Percentages indicated are based upon total investments as of January 31, 2014.

Fund Performance	Nationwide Ziegler Equity Income Fund

Average Annual Total Return

(For periods ended January 31, 2014)

		Six Months*		1 Yr.	5 Yr.
Class A	w/o SC1	3.68%		18.55%	18.11%
	w/SC2	-2.03%		12.00%	16.77%
Class C	w/o SC1	3.33%		17.83%	17.38%
	w/SC3	2.33%		16.83%	17.38%
Institutional Service Class[4,5]	w/o SC	3.86%		18.86%	18.27%
Institutional Class[4]	w/o SC	2.99%	[6]	—	—

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	For the period from September 16, 2013 through January 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective September 16, 2013 Fiduciary Shares were renamed Institutional Service Class Shares.

[6]	Since inception date of September 18, 2013. Not Annualized.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.97%	1.15%
Class C	2.47%	1.75%
Institutional Service Class	1.72%	0.90%
Institutional Class	1.47%	0.75%

*	Current effective prospectus dated September 16, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance	Nationwide Ziegler Equity Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Ziegler Equity Income Fund since inception* through 1/31/14 versus the Russell 1000® Value Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*The inception date for the Nationwide Ziegler Equity Income Fund is 9/16/13. Performance prior to that date is based on the since-inception performance of the Fund’s predecessor fund.

Shareholder Expense Example	Nationwide Ziegler Equity Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (August 1, 2013) and continued to hold your shares at the end of the reporting period (January 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from August 1, 2013 through January 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from August 1, 2013 through January 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Ziegler Equity Income Fund January 31, 2014			Beginning Account Value ($) 08/01/13	Ending Account Value ($) 01/31/14	Expenses Paid During Period ($) 08/01/13 - 01/31/14	Expense Ratio During Period (%) 08/01/13 - 01/31/14
Class A Shares	Actual	[a]	1,000.00	1,036.80	5.90	1.15
	Hypothetical[a,b]		1,000.00	1,019.41	5.85	1.15
Class C Shares	Actual	[a]	1,000.00	1,033.30	8.97	1.75
	Hypothetical	[a,b]	1,000.00	1,016.38	8.89	1.75
Institutional Service Class Shares[c]	Actual	[a]	1,000.00	1,038.60	4.62	0.90
	Hypothetical	[a,b]	1,000.00	1,020.67	4.58	0.90
Institutional Class Shares	Actual	[d]	1,000.00	1,029.90	2.78	0.74
	Hypothetical	[a,b]	1,000.00	1,021.48	3.77	0.74

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from August 1, 2013 through January 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

d	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from September 19, 2013 through January 31, 2014 to reflect the period from commencement of operations.

Statement of Investments

January 31, 2014 (Unaudited)

Nationwide Ziegler Equity Income Fund

Common Stocks 98.7%

	Shares	Market Value

Aerospace & Defense 7.0%
Boeing Co. (The)	19,313	$2,419,146
Lockheed Martin Corp.	14,129	2,132,208
Northrop Grumman Corp.	17,136	1,980,065
Raytheon Co.	25,343	2,409,359

		8,940,778

Automobiles 1.5%
Ford Motor Co.	124,287	1,859,333

Capital Markets 1.4%
Goldman Sachs Group, Inc. (The)	10,856	1,781,687

Commercial Banks 10.2%
Fifth Third Bancorp	99,058	2,082,199
FirstMerit Corp.	117,294	2,386,933
PNC Financial Services Group, Inc. (The)	19,463	1,554,704
U.S. Bancorp	48,546	1,928,733
Wells Fargo & Co.	110,712	5,019,682

		12,972,251

Commercial Services & Supplies 2.4%
Deluxe Corp.	35,846	1,740,323
Pitney Bowes, Inc.	51,726	1,302,461

		3,042,784

Communications Equipment 1.4%
Harris Corp.	24,987	1,732,599

Computers & Peripherals 3.9%
Apple, Inc.	3,023	1,513,314
Hewlett-Packard Co.	67,851	1,967,679
Lexmark International, Inc., Class A	38,718	1,517,358

		4,998,351

Containers & Packaging 1.7%
Avery Dennison Corp.	44,065	2,171,083

Diversified Financial Services 3.2%
JPMorgan Chase & Co.	73,500	4,068,960

Diversified Telecommunication Services 3.3%
AT&T, Inc.	49,502	1,649,407
Verizon Communications, Inc.	53,065	2,548,181

		4,197,588

Electric Utilities 2.6%
Edison International	41,949	2,020,264
Westar Energy, Inc.	37,995	1,260,294

		3,280,558

Gas Utilities 1.8%
Southwest Gas Corp.	43,448	2,334,461

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies 3.8%
Baxter International, Inc.	19,870	$1,357,121
Becton, Dickinson and Co.	17,215	1,861,286
St. Jude Medical, Inc.	27,510	1,670,682

		4,889,089

Hotels, Restaurants & Leisure 1.0%
DineEquity, Inc.	15,971	1,242,703

Household Durables 1.5%
Newell Rubbermaid, Inc.	61,361	1,896,055

Household Products 1.1%
Kimberly-Clark Corp.	12,705	1,389,546

Industrial Conglomerates 2.8%
General Electric Co.	140,333	3,526,568

Insurance 10.5%
ACE Ltd.	19,325	1,812,878
Allstate Corp. (The)	58,243	2,982,042
Assurant, Inc.	21,149	1,382,087
Chubb Corp. (The)	27,479	2,323,075
PartnerRe Ltd.	19,443	1,908,719
Travelers Cos., Inc. (The)	35,690	2,900,883

		13,309,684

Leisure Equipment & Products 1.1%
Hasbro, Inc.	29,142	1,431,455

Machinery 1.0%
Deere & Co.	15,077	1,296,019

Media 2.5%
Thomson Reuters Corp.	33,094	1,193,369
Time Warner, Inc.	31,478	1,977,763

		3,171,132

Oil, Gas & Consumable Fuels 10.8%
Chevron Corp.	35,009	3,908,055
ConocoPhillips	57,640	3,743,718
Exxon Mobil Corp.	45,958	4,235,489
Williams Cos., Inc. (The)	44,812	1,814,438

		13,701,700

Paper & Forest Products 1.4%
International Paper Co.	37,177	1,774,830

Pharmaceuticals 8.8%
Eli Lilly & Co.	45,673	2,466,799
Johnson & Johnson	49,420	4,372,187
Pfizer, Inc.	141,167	4,291,477

		11,130,463

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide Ziegler Equity Income Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) 6.5%
Annaly Capital Management, Inc.	150,742	$1,623,491
Chimera Investment Corp.	663,224	2,069,259
Home Properties, Inc.	21,672	1,208,214
Macerich Co. (The)	28,018	1,585,819
Weingarten Realty Investors	60,823	1,763,259

		8,250,042

Road & Rail 1.6%
CSX Corp.	33,403	898,875
Norfolk Southern Corp.	12,040	1,114,783

		2,013,658

Semiconductors & Semiconductor Equipment 1.4%
Texas Instruments, Inc.	41,522	1,760,533

Software 1.5%
CA, Inc.	58,895	1,889,352

Tobacco 1.0%
Altria Group, Inc.	36,816	1,296,659

Total Common Stocks (cost $115,030,075)		125,349,921

Exchange Traded Fund 0.8%
Equity Fund 0.8%
Vanguard Value ETF	13,074	961,854

Total Exchange Traded Fund (cost $944,753)		961,854

Mutual Fund 0.3%
Money Market Fund 0.3%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (a)	383,210	383,210

Total Mutual Fund (cost $383,210)		383,210

Total Investments (cost $116,358,038) (b) — 99.8%		126,694,985

Other assets in excess of liabilities — 0.2%		312,955

NET ASSETS — 100.0%		$127,007,940

(a)	Represents 7-day effective yield as of January 31, 2014.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.
ETF	Exchange Traded Fund

Ltd.	Limited

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Nationwide Ziegler Equity Income Fund
Assets:
Investments, at value (cost $116,358,038)	$126,694,985
Cash	132,645
Dividends receivable	113,074
Receivable for capital shares issued	166,756
Prepaid expenses	16,025

Total Assets	127,123,485

Liabilities:
Payable for capital shares redeemed	5,305
Accrued expenses and other payables:
Investment advisory fees	58,027
Fund administration fees	5,284
Distribution fees	9,481
Administrative servicing fees	10,256
Accounting and transfer agent fees	3,281
Trustee fees	326
Deferred compensation (Note 2)	1,868
Custodian fees	590
Compliance program costs (Note 3)	764
Professional fees	13,950
Printing fees	5,812
Other	601

Total Liabilities	115,545

Net Assets	$127,007,940

Represented by:
Capital	$122,201,563
Accumulated undistributed net investment income	226,793
Accumulated net realized losses from investment transactions	(5,757,363)
Net unrealized appreciation/(depreciation) from investments	10,336,947

Net Assets	$127,007,940

Net Assets:
Class A Shares	$22,391,670
Class C Shares	5,293,561
Institutional Service Class Shares	8,637,476
Institutional Class Shares	90,685,233

Total	$127,007,940

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,809,373
Class C Shares	430,317
Institutional Service Class Shares	695,621
Institutional Class Shares	7,303,617

Total	10,238,928

Statement of Assets and Liabilities (Continued)

January 31, 2014 (Unaudited)

Nationwide Ziegler Equity Income Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$12.38
Class C Shares (b)	$12.30
Institutional Service Class Shares	$12.42
Institutional Class Shares	$12.42
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.14

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made with 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than 1 year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended January 31, 2014 (Unaudited)

Nationwide Ziegler Equity Income Fund
INVESTMENT INCOME:
Dividend income	$1,514,184

Total Income	1,514,184

EXPENSES:
Investment advisory fees	262,802
Fund administration fees	53,397
Distribution fees Class A	26,526
Distribution fees Class B (a)	1,001
Distribution fees Class C	25,910
Administrative servicing fees Class A	18,312
Administrative servicing fees Class B (a)	334
Administrative servicing fees Institutional Service Class (b)	7,394
Registration and filing fees	27,120
Professional fees	15,603
Printing fees	10,246
Trustee fees	903
Custodian fees	1,783
Accounting and transfer agent fees	9,125
Compliance program costs (Note 3)	1,544
Other	4,837

Total expenses before earnings credit, fees waived, and expenses reimbursed	466,837

Earnings credit (Note 5)	(4)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(2,395)
Administrative servicing fees voluntarily waived — Institutional Service Class (b)(Note 3)	(1,063)
Expenses reimbursed by adviser (Note 3)	(22,837)

Net Expenses	440,538

NET INVESTMENT INCOME	1,073,646

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,576,314
Net change in unrealized appreciation/(depreciation) from investments	3,124,185

Net realized/unrealized gains from investments	4,700,499

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,774,145

(a)	Effective September 16, 2013, Class B Shares were converted to Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Ziegler Equity Income Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
Operations:
Net investment income	$1,073,646		$560,037
Net realized gains from investment transactions	1,576,314		1,256,886
Net change in unrealized appreciation/(depreciation) from investments	3,124,185		3,250,723

Change in net assets resulting from operations	5,774,145		5,067,646

Distributions to Shareholders From:
Net investment income:
Class A	(124,461)		(328,753)
Class B (a)	–		(20,580)
Class C	(16,159)		(54,983)
Institutional Service Class (b)	(55,008)		(188,098)
Institutional Class	(679,914	)(c)	–

Change in net assets from shareholder distributions	(875,542)		(592,414)

Change in net assets from capital transactions	88,572,670		6,814,801

Change in net assets	93,471,273		11,290,033

Net Assets:
Beginning of period	33,536,667		22,246,634

End of period	$127,007,940		$33,536,667

Accumulated undistributed net investment income at end of period	$226,793		$28,689

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,890,134		$7,541,853
Dividends reinvested	100,893		275,320
Cost of shares redeemed	(1,454,493)		(2,591,284)

Total Class A Shares	2,536,534		5,225,889

Class B Shares (a)
Proceeds from shares issued	–		20,609
Dividends reinvested	–		19,786
Cost of shares redeemed	(1,097,631)		(398,226)

Total Class B Shares	(1,097,631)		(357,831)

Class C Shares
Proceeds from shares issued	969,333		1,818,705
Dividends reinvested	14,765		47,853
Cost of shares redeemed	(372,744)		(568,401)

Total Class C Shares	611,354		1,298,157

(a)	Effective September 16, 2013, Class B Shares were converted to Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period September 19, 2013 (commencement of operations) through January 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler Equity Income Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (b)
Proceeds from shares issued	$1,199,301		$2,075,494
Dividends reinvested	47,101		157,453
Cost of shares redeemed	(1,529,479)		(1,584,361)

Total Institutional Service Class Shares	(283,077)		648,586

Institutional Class Shares
Proceeds from shares issued	89,339,017	(c)	–
Dividends reinvested	679,914	(c)	–
Cost of shares redeemed	(3,213,441	)(c)	–

Total Institutional Class Shares	86,805,490	(c)	–

Change in net assets from capital transactions	$88,572,670		$6,814,801

SHARE TRANSACTIONS:
Class A Shares
Issued	318,954		675,181
Reinvested	8,183		25,768
Redeemed	(118,609)		(237,901)

Total Class A Shares	208,528		463,048

Class B Shares (a)
Issued	–		1,935
Reinvested	–		1,867
Redeemed	(92,606)		(37,017)

Total Class B Shares	(92,606)		(33,215)

Class C Shares
Issued	82,802		159,501
Reinvested	1,203		4,503
Redeemed	(30,992)		(52,124)

Total Class C Shares	53,013		111,880

Institutional Service Class Shares (b)
Issued	96,683		186,993
Reinvested	3,808		14,697
Redeemed	(127,075)		(146,919)

Total Institutional Service Class Shares	(26,584)		54,771

Institutional Class Shares
Issued	7,507,594	(c)	–
Reinvested	54,965	(c)	–
Redeemed	(258,942	)(c)	–

Total Institutional Class Shares	7,303,617	(c)	–

Total change in shares	7,445,968		596,484

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Class B Shares were converted to Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period September 19, 2013 (commencement of operations) through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Ziegler Equity Income Fund

		Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Portfolio Turnover (e)
Class A Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$12.01	0.13		0.31	0.44	(0.07)	–	(0.07)	$12.38	3.68%		$22,391,670	1.15%		2.05%	1.30%		31.95%
Year Ended July 31, 2013 (f)	$10.12	0.24		1.91	2.15	(0.26)	–	(0.26)	$12.01	21.57%		$19,218,955	1.15%		2.23%	1.76%		69.00%
Year Ended July 31, 2012 (f)	$9.18	0.24		0.94	1.18	(0.24)	–	(0.24)	$10.12	13.12%		$11,518,605	1.15%		2.60%	1.90%		79.00%
Year Ended July 31, 2011 (f)	$7.89	0.25		1.31	1.56	(0.27)	–	(0.27)	$9.18	19.98%		$9,259,221	1.15%		2.79%	2.00%		78.00%
Year Ended July 31, 2010 (f)	$6.97	0.24		0.88	1.12	(0.20)	–	(0.20)	$7.89	16.06%		$9,975,601	1.15%		3.03%	2.05%		46.00%
Period Ended July 31, 2009 (f)(g)	$7.37	0.15		(0.39)	(0.24)	(0.16)	–	(0.16)	$6.97	(2.93%	)	$11,793,250	1.16%	(h)	3.17%	2.47%	(h)	32.00%
Year Ended October 31, 2008	$12.01	0.30	(i)	(4.31)	(4.01)	(0.28)	(0.35)	(0.63)	$7.37	(34.84%	)	$13,298,305	1.15%		2.95%	1.68%		83.00%

Class C Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$11.94	0.09		0.31	0.40	(0.04)	–	(0.04)	$12.30	3.33%		$5,293,561	1.75%		1.45%	1.87%		31.95%
Year Ended July 31, 2013 (f)	$10.07	0.18		1.89	2.07	(0.20)	–	(0.20)	$11.94	20.79%		$4,504,018	1.75%		1.63%	2.26%		69.00%
Year Ended July 31, 2012 (f)	$9.14	0.19		0.93	1.12	(0.19)	–	(0.19)	$10.07	12.40%		$2,673,144	1.75%		2.00%	2.40%		79.00%
Year Ended July 31, 2011 (f)	$7.85	0.19		1.32	1.51	(0.22)	–	(0.22)	$9.14	19.37%		$2,431,052	1.75%		2.19%	2.50%		78.00%
Year Ended July 31, 2010 (f)	$6.94	0.19		0.87	1.06	(0.15)	–	(0.15)	$7.85	15.22%		$2,193,955	1.75%		2.43%	2.55%		46.00%
Period Ended July 31, 2009 (f)(g)	$7.33	0.12		(0.38)	(0.26)	(0.12)	–	(0.12)	$6.95	(3.39%	)	$2,831,931	1.87%	(h)	2.45%	3.17%	(h)	32.00%
Year Ended October 31, 2008	$11.95	0.21	(i)	(4.28)	(4.07)	(0.20)	(0.35)	(0.55)	$7.33	(35.38%	)	$4,056,918	1.90%		2.18%	2.44%		83.00%

Institutional Service Class Shares (j)
Six Months Ended January 31, 2014 (f) (Unaudited)	$12.04	0.14		0.32	0.46	(0.08)	–	(0.08)	$12.42	3.86%		$8,637,476	0.90%		2.32%	1.06%		31.95%
Year Ended July 31, 2013 (f)	$10.15	0.27		1.90	2.17	(0.28)	–	(0.28)	$12.04	21.80%		$8,697,861	0.90%		2.48%	1.51%		69.00%
Year Ended July 31, 2012 (f)	$9.21	0.27		0.94	1.21	(0.27)	–	(0.27)	$10.15	13.38%		$6,777,074	0.88%		2.87%	1.65%		79.00%
Year Ended July 31, 2011 (f)	$7.88	0.28		1.33	1.61	(0.28)	–	(0.28)	$9.21	20.68%		$5,532,039	0.90%		3.04%	1.75%		78.00%
Year Ended July 31, 2010 (f)	$6.97	0.25		0.83	1.08	(0.17)	–	(0.17)	$7.88	15.50%		$9,253	0.90%		3.28%	1.80%		46.00%
Period Ended July 31, 2009 (f)(k)	$6.89	–		0.08	0.08	–	–	–	$6.97	1.16%		$75,923	0.90%	(h)	3.43%	2.53%	(h)	32.00%

Institutional Class Shares
Period Ended January 31, 2014 (f)(l) (Unaudited)	$12.15	0.11		0.25	0.36	(0.09)	–	(0.09)	$12.42	2.99%		$90,685,233	0.74%		2.29%	0.74%		31.95%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from October 31, 2008 (predecessor fund fiscal year end) through July 31, 2009.
(h)	Ratios of expenses to average net assets include interest expenses of less than 0.005% for the period ended July 31, 2009, which is not included in the contractual expense limitations. The interest expense is from utilizing a line of credit.
(i)	Per share amounts calculated using SEC method.
(j)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(k)	For the period from July 24, 2009 (commencement of operations) through July 31, 2009.
(l)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014. Total return is calculated based on inception date of September 18, 2013 through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

For the semiannual period ended January 31, 2014, the Nationwide Ziegler NYSE Arca Tech 100 Index Fund (Class A) returned 13.95%* versus 13.88 % for its benchmark, the NYSE Arca Tech 100 Index®. For broader comparison, the median return for the Fund’s closest Lipper peer category of Science & Technology Funds (consisting of 155 funds as of January 31, 2014) was 14.94% for the same time period.

*Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

U.S. economic data suggested an overall improvement in economic conditions, and U.S. equities performed well during the six-month reporting period ended January 31, 2014, with the S&P 500 Index, a broad market indicator, returning 6.8% for the same time period. The information technology sector within the S&P 500 Index performed even better, appreciating 13.0% for the same period, as investors were drawn to the sector by its attractive prospects for future earnings growth. The information technology sector continues to appear attractive versus others sectors in the market; the Fund, with two-thirds of its holdings in technology, is well positioned to take advantage of gains. The Fund also provides diversification through other sectors such as health care, which utilizes important technology to achieve growth.

The Fund is passively managed to the NYSE Arca Tech 100 Index, so performance differences between the Fund and its benchmark are primarily the result of Fund expenses and investor capital flows. Because the Fund is passively managed, it makes no active industry or security-selection bets as an investment strategy; therefore, the Fund’s performance reflects the NYSE Arca Tech 100 Index’s exposure to various industries and the individual stocks in the index.

The New York Stock Exchange maintains the Index and determines any addition or deletion of constituents, which generally are driven by an annual rebalance or member corporate actions. There were several corporate actions affecting the portfolio’s composition during the reporting period. A consortium of private investors bought

BMC Software (BMC) in mid-September and it was replaced in the Index by Informatica Corp. (INFA), a global provider of enterprise data integration and data quality software and services. Dell Computer (DELL) was removed from the Fund at the end of October, when it also was taken private, and was replaced with Fusion-io Inc. (FIO), a global provider of storage memory platforms. At the end of January, biotechnology company ViroPharma Inc. (VPHM) was acquired by Shire plc. and replaced with MasterCard Inc. (MA), a global transaction processing and payment-related services company.

Specific stocks that detracted from Fund performance during the reporting period included a 1.02% portfolio holding in Teradata Corp. (TDC), which provides data warehousing solutions. The stock declined 30.5% during the reporting period and detracted 0.40% from the Fund’s total return. A 1.30% position within the Fund in Citrix Systems, a global provider of enterprise and online services for cloud computing, declined 24.9% and detracted 0.39% from the Fund’s total return during the reporting period.

The Fund carried a 67% exposure to stocks in the information technology sector during the reporting period, with its largest industry exposure being an 18.6% allocation to software companies. The 21 stocks in that industry produced a weighted average return of 13.9% for the reporting period and contributed 2.36% to the Fund’s total return for the period. A 1.05% Fund holding in enterprise cloud computing solutions provider Salesforce.com (CRM) appreciated 38.35% and added 0.37% to the Fund’s total return for the period.

The Fund’s holdings are well diversified across numerous sectors and industries, with almost 25% of the Fund’s assets invested across 17 companies among 4 industries within the health-care sector. These investments outside of the “traditional” information technology sector have provided an effective diversification feature that has lowered the historical volatility of the Fund relative to its peers. The Fund’s allocation to the health-care sector contributed 2.66% to the Fund’s total return for the reporting period, led by the Fund’s

Fund Commentary (con’t.)	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

5.1% position in Biogen Idec Inc. (BIIB) that contributed 2.0% to the Fund’s total return for the period. The provider of therapies for autoimmune diseases and cancer appreciated 43.3% during the reporting period, bolstered by positive revenue and earnings growth.

The Fund carried a 4.4% exposure to the aerospace and defense industry within the industrials sector during the reporting period, invested between two stocks: Lockheed Martin Corp. (LMT), which appreciated 28.0%, and Raytheon Co. (RTN), which returned 34.1% for the reporting period. These stocks had fallen out of favor with investors in past years, and these investors had discounted them in anticipation of defense spending cuts, but the stocks have been showing surprisingly strong relative earnings growth during recent quarters.

We continue to believe that the technology sector has attractive valuations and strong relative growth as companies look to increase their capital spending in the coming year.

Subadviser:

Ziegler Capital Management, LLC

Portfolio Managers:

Mikhail I. Alkhazov and David J. Nesbitt

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and exchange-traded funds (ETFs) (shareholders will bear additional costs). Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

“Archipelago®”, “ARCA®”, “ARCAEX®”, “NYSE®”, “NYSE ARCASM” and “NYSE Arca Tech 100SM” are trademarks of the NYSE Group, Inc. and Archipelago Holdings, Inc. and have been licensed for use by the Nationwide Funds. This Fund is not sponsored, endorsed, sold or promoted by Archipelago Holdings, Inc. (“ARCA”). ARCA makes no representation or warranty regarding the advisability of investing in securities generally, in the Fund particularly, or the ability of the NYSE Arca Tech 100 Index to track general stock market performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview (Unaudited)	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Objective

The Fund seeks to track the total return of the NYSE Arca Tech 100 Index before deducting Fund expenses.

Highlights

•

For the semiannual period ended January 31, 2014, the Nationwide Ziegler NYSE Arca Tech 100 Index Fund (Class A) returned 13.95%, outperforming the benchmark by 0.07% and underperforming the peer category by 0.99%.

Asset Allocation†

Common Stocks	98.8%
Exchange Traded Fund	0.9%
Mutual Fund	0.5%
Liabilities in excess of other assets	(0.2)%
100.0%

Top Industries††

Software	18.1%
Information Technology Services	14.4%
Communications Equipment	10.0%
Semiconductors & Semiconductor Equipment	9.8%
Biotechnology	9.5%
Pharmaceuticals	6.1%
Computers & Peripherals	6.0%
Internet Software & Services	4.8%
Life Sciences Tools & Services	4.6%
Aerospace & Defense	4.5%
Other Industries	12.2%
100.0%

Top Holdings††

Biogen Idec, Inc.	5.8%
Visa, Inc., Class A	4.0%
International Business Machines Corp.	3.3%
Lockheed Martin Corp.	2.8%
Valeant Pharmaceuticals International, Inc.	2.5%
Amgen, Inc.	2.2%
Thermo Fisher Scientific, Inc.	2.1%
F5 Networks, Inc.	2.0%
Open Text Corp.	1.8%
Raytheon Co.	1.8%
Other Holdings	71.7%
100.0%

†	Percentages indicated are based upon net assets as of January 31, 2014.

††	Percentages indicated are based upon total investments as of January 31, 2014.

Fund Performance	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Average Annual Total Return

(For periods ended January 31, 2014)

		Six Months*		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	13.95%		27.84%	23.42%	8.65%
	w/SC2	7.68%		20.80%	22.04%	8.04%
Class C	w/o SC1	13.61%		27.10%	22.66%	7.91%
	w/SC3	12.61%		26.10%	22.66%	7.91%
Institutional Service Class[4,5]	w/o SC	14.07%		28.15%	23.73%	8.78%
Institutional Class[4]	w/o SC	8.46%	[6]	—	—	—

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	For the period from September 16, 2013 through January 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective September 16, 2013 Fiduciary Shares were renamed Institutional Service Class Shares.

[6]	Since inception date of September 18, 2013. Not Annualized.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.10%	1.08%
Class C	1.60%	1.60%
Institutional Service Class	0.85%	0.83%
Institutional Class	0.60%	0.60%

*	Current effective prospectus dated September 16, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Ziegler NYSE Arca Tech 100 Index Fund versus the NYSE Arca Tech 100 Index® and the Consumer Price Index (CPI) over the 10-year period ended 1/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (August 1, 2013) and continued to hold your shares at the end of the reporting period (January 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from August 1, 2013 through January 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from August 1, 2013 through January 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Ziegler NYSE Arca Tech 100 Index Fund January 31, 2014			Beginning Account Value ($) 08/01/13	Ending Account Value ($) 01/31/14	Expenses Paid During Period ($) 08/01/13 - 01/31/14	Expense Ratio During Period (%) 08/01/13 - 01/31/14
Class A Shares	Actual	[a]	1,000.00	1,139.50	5.61	1.04
	Hypothetical	[a,b]	1,000.00	1,019.96	5.30	1.04
Class C Shares	Actual	[a]	1,000.00	1,136.10	8.61	1.60
	Hypothetical	[a,b]	1,000.00	1,017.14	8.13	1.60
Institutional Service Class Shares[c]	Actual	[a]	1,000.00	1,140.70	4.26	0.79
	Hypothetical	[a,b]	1,000.00	1,021.22	4.02	0.79
Institutional Class Shares	Actual	[d]	1,000.00	1,084.60	2.27	0.59
	Hypothetical	[a,b]	1,000.00	1,022.23	3.01	0.59

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from August 1, 2013 through January 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

d	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from September 19, 2013 through January 31, 2014 to reflect the period from commencement of operations.

Statement of Investments

January 31, 2014 (Unaudited)

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Common Stocks 98.8%

	Shares	Market Value

Aerospace & Defense 4.6%
Lockheed Martin Corp.	52,100	$7,862,411
Raytheon Co.	52,100	4,953,147

		12,815,558

Biotechnology 9.5%
Amgen, Inc.	52,100	6,197,295
Biogen Idec, Inc.*	52,100	16,288,544
Gilead Sciences, Inc.*	52,100	4,201,865

		26,687,704

Communications Equipment 10.0%
ARRIS Group, Inc.*	52,100	1,349,390
Ciena Corp.*	52,100	1,215,493
Cisco Systems, Inc.	52,100	1,141,511
Comtech Telecommunications Corp.	52,100	1,584,882
F5 Networks, Inc.*	52,100	5,574,700
Harmonic, Inc.*	52,100	341,776
Harris Corp.	52,100	3,612,614
InterDigital, Inc.	52,100	1,497,875
Ixia*	52,100	666,359
JDS Uniphase Corp.*	52,100	692,409
Juniper Networks, Inc.*	52,100	1,386,381
Motorola Solutions, Inc.	52,100	3,323,980
Nokia OYJ, ADR-FI*	52,100	360,532
Polycom, Inc.*	52,100	621,553
QUALCOMM, Inc.	52,100	3,866,862
Riverbed Technology, Inc.*	52,100	1,027,412

		28,263,729

Computers & Peripherals 6.0%
EMC Corp.	52,100	1,262,904
Fusion-io, Inc.*	52,100	573,100
Hewlett-Packard Co.	52,100	1,510,900
NetApp, Inc.	52,100	2,205,914
QLogic Corp.*	52,100	602,797
SanDisk Corp.	52,100	3,623,555
Seagate Technology PLC	52,100	2,754,006
Western Digital Corp.	52,100	4,489,457

		17,022,633

Diversified Telecommunication Services 0.6%
AT&T, Inc.	52,100	1,735,972

Electronic Equipment, Instruments & Components 2.5%
Amphenol Corp., Class A	52,100	4,526,448
Corning, Inc.	52,100	896,641
FLIR Systems, Inc.	52,100	1,652,612

		7,075,701

Energy Equipment & Services 2.5%
Halliburton Co.	52,100	2,553,421
Schlumberger Ltd.	52,100	4,562,397

		7,115,818

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies 4.5%
Baxter International, Inc.	52,100	$3,558,430
Boston Scientific Corp.*	52,100	704,913
CONMED Corp.	52,100	2,185,595
Medtronic, Inc.	52,100	2,946,776
St. Jude Medical, Inc.	52,100	3,164,033

		12,559,747

Information Technology Services 14.4%
Amdocs Ltd.	52,100	2,253,846
Automatic Data Processing, Inc.	52,100	3,990,860
Computer Sciences Corp.	52,100	3,147,361
DST Systems, Inc.	52,100	4,741,100
International Business Machines Corp.	52,100	9,205,028
MasterCard, Inc., Class A	52,100	3,942,928
Teradata Corp.*	52,100	2,142,352
Visa, Inc., Class A	52,100	11,223,903

		40,647,378

Internet Software & Services 4.8%
Akamai Technologies, Inc.*	52,100	2,484,128
Digital River, Inc.*	52,100	915,918
eBay, Inc.*	52,100	2,771,720
j2 Global, Inc.	52,100	2,362,735
VeriSign, Inc.*	52,100	3,060,875
Yahoo!, Inc.*	52,100	1,876,642

		13,472,018

Life Sciences Tools & Services 4.6%
Agilent Technologies, Inc.	52,100	3,029,615
Life Technologies Corp.*	52,100	3,963,247
Thermo Fisher Scientific, Inc.	52,100	5,998,794

		12,991,656

Office Electronics 0.2%
Xerox Corp.	52,100	565,285

Pharmaceuticals 6.1%
AstraZeneca PLC, ADR-UK	52,100	3,308,350
Bristol-Myers Squibb Co.	52,100	2,603,437
Novartis AG, ADR-CH	52,100	4,119,547
Valeant Pharmaceuticals International, Inc.*	52,100	7,066,844

		17,098,178

Semiconductors & Semiconductor Equipment 9.8%
Altera Corp.	52,100	1,741,703
Analog Devices, Inc.	52,100	2,514,867
Applied Materials, Inc.	52,100	876,322
Broadcom Corp., Class A	52,100	1,550,496
Cypress Semiconductor Corp.*	52,100	523,084
Intel Corp.	52,100	1,278,534
KLA-Tencor Corp.	52,100	3,202,587
Lam Research Corp.*	52,100	2,636,781
Linear Technology Corp.	52,100	2,320,534

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide Ziegler NYSE Arca Tech 100 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
LSI Corp.	52,100	$574,663
Microchip Technology, Inc.	52,100	2,337,206
NVIDIA Corp.	52,100	817,970
SunEdison, Inc.*	52,100	724,711
Teradyne, Inc.*	52,100	980,001
Tessera Technologies, Inc.	52,100	1,034,185
Texas Instruments, Inc.	52,100	2,209,040
Xilinx, Inc.	52,100	2,418,482

		27,741,166

Software 18.2%
Activision Blizzard, Inc.	52,100	892,473
Adobe Systems, Inc.*	52,100	3,083,799
Autodesk, Inc.*	52,100	2,670,125
CA, Inc.	52,100	1,671,368
Check Point Software Technologies Ltd.*	52,100	3,408,903
Citrix Systems, Inc.*	52,100	2,817,047
Compuware Corp.	52,100	528,294
Informatica Corp.*	52,100	2,102,756
Intuit, Inc.	52,100	3,816,325
Microsoft Corp.	52,100	1,971,985
Open Text Corp.	52,100	5,152,690
Oracle Corp.	52,100	1,922,490
Progress Software Corp.*	52,100	1,259,257
PTC, Inc.*	52,100	1,858,928
Red Hat, Inc.*	52,100	2,943,650
Salesforce.com, Inc.*	52,100	3,153,613
SAP AG, ADR-DE	52,100	3,981,482
Symantec Corp.	52,100	1,115,461
Synopsys, Inc.*	52,100	2,076,706
VMware, Inc., Class A*	52,100	4,696,294

		51,123,646

Wireless Telecommunication Services 0.5%
Telephone & Data Systems, Inc.	52,100	1,407,742

Total Common Stocks (cost $152,441,351)		278,323,931

Exchange Traded Fund 0.9%
Equity Fund 0.9%
Powershares QQQ Trust	28,799	2,484,489

Total Exchange Traded Fund (cost $2,241,911)		2,484,489

Mutual Fund 0.5%

	Shares	Market Value

Money Market Fund 0.5%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (a)	1,515,711	$1,515,711

Total Mutual Fund (cost $1,515,711)		1,515,711

Total Investments (cost $156,198,973) (b) — 100.2%		282,324,131

Liabilities in excess of other assets — (0.2%)		(608,251)

NET ASSETS — 100.0%		$281,715,880

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of January 31, 2014.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

CH	Switzerland

DE	Germany

FI	Finland

Ltd.	Limited

OYJ	Public Traded Company

PLC	Public Limited Company

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Assets:
Investments, at value (cost $156,198,973)	$282,324,131
Dividends receivable	113,449
Receivable for capital shares issued	652,813
Reclaims receivable	39,476
Prepaid expenses	19,935

Total Assets	283,149,804

Liabilities:
Payable for investments purchased	661,873
Payable for capital shares redeemed	392,838
Accrued expenses and other payables:
Investment advisory fees	78,885
Fund administration fees	33,865
Distribution fees	65,517
Administrative servicing fees	122,131
Accounting and transfer agent fees	21,848
Trustee fees	2,966
Deferred compensation (Note 2)	15,288
Custodian fees	1,377
Compliance program costs (Note 3)	558
Professional fees	14,444
Printing fees	21,540
Other	794

Total Liabilities	1,433,924

Net Assets	$281,715,880

Represented by:
Capital	$234,765,174
Accumulated distributions in excess of net investment income	(135,839)
Accumulated net realized losses from investment transactions	(79,038,613)
Net unrealized appreciation/(depreciation) from investments	126,125,158

Net Assets	$281,715,880

Statement of Assets and Liabilities (Continued)

January 31, 2014 (Unaudited)

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Net Assets:
Class A Shares	$239,018,730
Class C Shares	17,244,680
Institutional Service Class Shares	25,319,312
Institutional Class Shares	133,158

Total	$281,715,880

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,873,389
Class C Shares	385,409
Institutional Service Class Shares	511,785
Institutional Class Shares	2,693

Total	5,773,276

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$49.05
Class C Shares (b)	$44.74
Institutional Service Class Shares	$49.47
Institutional Class Shares	$49.45
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$52.04

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made with 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than 1 year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended January 31, 2014 (Unaudited)

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
INVESTMENT INCOME:
Dividend income	$1,651,490
Foreign tax withholding	(7,391)

Total Income	1,644,099

EXPENSES:
Investment advisory fees	440,947
Fund administration fees	186,274
Distribution fees Class A	280,989
Distribution fees Class B (a)	2,535
Distribution fees Class C	78,117
Administrative servicing fees Class A	238,070
Administrative servicing fees Class B (a)	845
Administrative servicing fees Institutional Service Class (b)	22,287
Registration and filing fees	29,126
Professional fees	20,737
Printing fees	38,251
Trustee fees	4,713
Custodian fees	6,162
Accounting and transfer agent fees	54,229
Compliance program costs (Note 3)	1,893
Other	26,844

Total expenses before earnings credit, fees waived, and expenses reimbursed	1,432,019

Earnings credit (Note 5)	(196)
Investment advisory fees waived (Note 3)	(12,386)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(26,555)
Administrative servicing fees voluntarily waived — Institutional Service Class (b) (Note 3)	(2,309)
Expenses reimbursed by adviser (Note 3)	(4,903)

Net Expenses	1,385,670

NET INVESTMENT INCOME	258,429

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,812,681
Net change in unrealized appreciation/(depreciation) from investments	30,962,467

Net realized/unrealized gains from investments	33,775,148

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$34,033,577

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Ziegler NYSE Arca Tech 100 Index Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
Operations:
Net investment income	$258,429		$743,106
Net realized gains from investment transactions	2,812,681		3,953,136
Net change in unrealized appreciation/(depreciation) from investments	30,962,467		44,583,754

Change in net assets resulting from operations	34,033,577		49,279,996

Distributions to Shareholders From:
Net investment income:
Class A	(536,399)		(242,613)
Class B (a)	–		–
Class C	–		–
Institutional Service Class (b)	(110,524)		(28,571)
Institutional Class	(62	)(c)	–

Change in net assets from shareholder distributions	(646,985)		(271,184)

Change in net assets from capital transactions	3,024,316		3,236,202

Change in net assets	36,410,908		52,245,014

Net Assets:
Beginning of period	245,304,972		193,059,958

End of period	$281,715,880		$245,304,972

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(135,839)		$252,717

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$24,185,419		$46,342,546 (d)
Dividends reinvested	504,578		226,311
Cost of shares redeemed	(24,755,032)		(48,959,110)

Total Class A Shares	(65,035)		(2,390,253)

Class B Shares (a)
Proceeds from shares issued	–		200 (d)
Dividends reinvested	–		–
Cost of shares redeemed	(2,873,846)		(1,773,895)

Total Class B Shares	(2,873,846)		(1,773,695)

Class C Shares
Proceeds from shares issued	2,762,726		1,987,025 (d)
Dividends reinvested	–		–
Cost of shares redeemed	(1,441,864)		(1,913,649)

Total Class C Shares	1,320,862		73,376

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.
(d)	Includes redemption fees. See Note 4 for further information.

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler NYSE Arca Tech 100 Index Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (b)
Proceeds from shares issued	$7,569,064		$14,768,987 (d)
Dividends reinvested	105,119		28,036
Cost of shares redeemed	(3,164,315)		(7,470,249)

Total Institutional Service Class Shares	4,509,868		7,326,774

Institutional Class Shares
Proceeds from shares issued	132,405	(c)	–
Dividends reinvested	62	(c)	–
Cost of shares redeemed	–	(c)	–

Total Institutional Class Shares	132,467	(c)	–

Change in net assets from capital transactions	$3,024,316		$3,236,202

SHARE TRANSACTIONS:
Class A Shares
Issued	527,940		1,198,597
Reinvested	10,882		6,211
Redeemed	(543,377)		(1,292,345)

Total Class A Shares	(4,555)		(87,537)

Class B Shares (a)
Issued	–		5
Reinvested	–		–
Redeemed	(72,245)		(52,513)

Total Class B Shares	(72,245)		(52,508)

Class C Shares
Issued	66,025		56,354
Reinvested	–		–
Redeemed	(34,350)		(55,512)

Total Class C Shares	31,675		842

Institutional Service Class Shares (b)
Issued	162,678		385,422
Reinvested	2,248		763
Redeemed	(68,655)		(189,452)

Total Institutional Service Class Shares	96,271		196,733

Institutional Class Shares
Issued	2,692	(c)	–
Reinvested	1	(c)	–
Redeemed	–	(c)	–

Total Institutional Class Shares	2,693	(c)	–

Total change in shares	53,839		57,530

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

		Operations				Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Portfolio Turnover (e)
Class A Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$43.15	0.05		5.96	6.01	(0.11)	(0.11)	$49.05	13.95%		$239,018,730	1.04%		0.21%		1.08%		10.25%
Year Ended July 31, 2013 (f)	$34.34	0.14		8.72	8.86	(0.05)	(0.05)	$43.15	25.83%		$210,474,970	1.08%		0.37%		1.22%		33.00%
Year Ended July 31, 2012 (f)	$32.07	(0.02)		2.29	2.27	–	–	$34.34	7.05%		$170,515,922	1.08%		(0.07%	)	1.27%		30.00%
Year Ended July 31, 2011 (f)	$25.62	(0.05)		6.50	6.45	–	–	$32.07	25.17%		$182,410,113	1.08%		(0.15%	)	1.27%		11.00%
Year Ended July 31, 2010 (f)	$22.06	(0.06)		3.62	3.56	–	–	$25.62	16.18%		$162,266,663	1.08%		(0.26%	)	1.25%		9.00%
Period Ended July 31, 2009 (f)(g)	$18.53	(0.03)		3.56	3.53	–	–	$22.06	19.05%		$166,899,338	1.27%	(h)(i)	(0.21%	) (i)	1.42%	(h)(i)	10.00%
Year Ended October 31, 2008	$29.13	(0.10	) (j)	(10.50)	(10.60)	–	–	$18.53	(36.39%	)	$157,075,914	1.08%	(k)	(0.37%	) (k)	1.08%		19.00%

Class C Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$39.38	(0.08)		5.44	5.36	–	–	$44.74	13.61%		$17,244,680	1.60%		(0.36%	)	1.61%		10.25%
Year Ended July 31, 2013 (f)	$31.49	(0.08)		7.97	7.89	–	–	$39.38	25.06%		$13,930,080	1.68%		(0.23%	)	1.72%		33.00%
Year Ended July 31, 2012 (f)	$29.58	(0.20)		2.11	1.91	–	–	$31.49	6.42%		$11,111,107	1.68%		(0.67%	)	1.77%		30.00%
Year Ended July 31, 2011 (f)	$23.78	(0.21)		6.01	5.80	–	–	$29.58	24.43%		$11,269,283	1.68%		(0.75%	)	1.77%		11.00%
Year Ended July 31, 2010 (f)	$20.59	(0.20)		3.39	3.19	–	–	$23.78	15.49%		$10,679,964	1.68%		(0.86%	)	1.75%		9.00%
Period Ended July 31, 2009 (f)(g)	$17.39	(0.12)		3.32	3.20	–	–	$20.59	18.40%		$10,620,406	1.99%	(h)(i)	(0.92%	) (i)	2.11%	(h)(i)	10.00%
Year Ended October 31, 2008	$27.55	(0.30	) (j)	(9.86)	(10.16)	–	–	$17.39	(36.88%	)	$12,839,217	1.82%	(k)	(1.12%	) (k)	1.82%		19.00%

Institutional Service Class Shares (l)
Six Months Ended January 31, 2014 (f) (Unaudited)	$43.58	0.10		6.02	6.12	(0.23)	(0.23)	$49.47	14.07%		$25,319,312	0.79%		0.44%		0.82%		10.25%
Year Ended July 31, 2013 (f)	$34.63	0.25		8.80	9.05	(0.10)	(0.10)	$43.58	26.19%		$18,106,198	0.81%		0.64%		0.97%		33.00%
Year Ended July 31, 2012 (f)	$32.26	0.06		2.31	2.37	–	–	$34.63	7.35%		$7,575,853	0.81%		0.20%		1.02%		30.00%
Year Ended July 31, 2011 (f)	$25.69	0.05		6.52	6.57	–	–	$32.26	25.58%		$5,989,789	0.77%		0.16%		1.02%		11.00%
Year Ended July 31, 2010 (f)	$22.06	–		3.63	3.63	–	–	$25.69	16.46%		$311,833	0.83%		(0.01%	)	1.00%		9.00%
Period Ended July 31, 2009 (f)(m)	$22.04	–		0.02	0.02	–	–	$22.06	0.09%		$20,318	0.83%	(h)(i)	0.24%	(i)	0.97%	(h)(i)	10.00%

Institutional Class Shares
Period Ended January 31, 2014 (f)(n) (Unaudited)	$45.87	0.06		3.80	3.86	(0.28)	(0.28)	$49.45	8.46%		$133,158	0.59%		0.35%		0.59%		10.25%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from October 31, 2008 (prececessor fund fiscal year end) through July 31, 2009.
(h)	Ratios of expenses to average net assets include interest expenses of less than 0.005% for the period ended July 31, 2009, which is not included in the contractual expenses limitation. The interest expense is from utilizing a line of credit.
(i)	Does not reflect vendor reimbursement of 0.08%.
(j)	Per share amounts calculated using SEC method.
(k)	Does not reflect vendor reimbursement of 0.03%.
(l)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(m)	For the period from July 23, 2009 (commencement of operations) through July 31, 2009.
(n)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014. Total return is calculated based on inception date of September 18, 2013 through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

January 31, 2014 (Unaudited)

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of January 31, 2014, the Trust operates fifty-three (53) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the twelve (12) series listed below (each, a “Fund”; collectively, the “Funds”).

-Nationwide Bailard Cognitive Value Fund (“Cognitive Value”)

-Nationwide Bailard International Equities Fund (“International Equities”)

-Nationwide Bailard Technology & Science Fund (“Technology & Science”)

-Nationwide Geneva Mid Cap Growth Fund (“Mid Cap Growth”)

-Nationwide Geneva Small Cap Growth Fund (“Small Cap Growth”)

-Nationwide HighMark Balanced Fund (“Balanced”)

-Nationwide HighMark Large Cap Core Equity Fund (“Large Cap Core Equity”)

-Nationwide HighMark Large Cap Growth Fund (“Large Cap Growth”)

-Nationwide HighMark Small Cap Core Fund (“Small Cap Core”)

-Nationwide HighMark Value Fund (“Value”)

-Nationwide Ziegler Equity Income Fund (“Equity Income”)

-Nationwide Ziegler NYSE Arca Tech 100 Index Fund (“NYSE Arca Tech 100 Index”)

Each Fund commenced operations on September 16, 2013 as a result of a reorganization in which Cognitive Value, International Equities, Technology & Science, Mid Cap Growth, Small Cap Growth, Balanced, Large Cap Core Equity, Large Cap Growth, Small Cap Core, Value, Equity Income, and NYSE Arca Tech 100 Index acquired all of the assets, subject to all liabilities and obligations, of the HighMark Cognitive Value Fund, HighMark International Opportunities Fund, HighMark Enhanced Growth Fund, HighMark Geneva Mid Cap Growth Fund, HighMark Geneva Small Cap Growth Fund, HighMark Balanced Fund, HighMark Large Cap Core Equity Fund, HighMark Large Cap Growth Fund, HighMark Small Cap Core Fund, HighMark Value Fund, HighMark Equity Income Fund, and HighMark NYSE Arca Tech 100 Index Fund, respectively, each a former series of HighMark Funds (each a “Predecessor Fund,” and collectively the “Predecessor Funds”). Each Fund has adopted the historical performance of its corresponding Predecessor Fund. Each Fund and its corresponding Predecessor Fund have substantially similar investment goals and strategies.

Each of the Funds is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Funds’ portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Funds, Nationwide Fund Advisors (“NFA”), assigns a fair value to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements)

Notes to Financial Statements (Continued)

January 31, 2014 (Unaudited)

and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Exchange-traded funds are valued at their last reported sale price. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign fair value. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The FVC follows guidelines approved by the Board of Trustees to assign the fair value. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Funds’ securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Notes to Financial Statements (Continued)

January 31, 2014 (Unaudited)

Securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is principally traded and are categorized as Level 1 investments within the hierarchy. Securities utilizing a fair value factor provided by an independent fair value pricing service provider are categorized as Level 2 investments within the hierarchy. When fair valuation factors are utilized, the value assigned to securities may not be the same as quoted or published prices of the securities on their primary markets. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. All debt obligations involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

At January 31, 2014, 100% of the market value of Cognitive Value, Small Cap Growth, Large Cap Core Equity, Large Cap Growth, Equity Income, and NYSE Arca Tech 100 Index were determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of January 31, 2014. Please refer to the Statements of Investments for additional information on portfolio holdings.

International Equities

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$4,483,951	$—	$4,483,951
Air Freight & Logistics	—	3,318,551	—	3,318,551
Airlines	—	2,820,812	—	2,820,812
Auto Components	—	10,461,178	—	10,461,178
Automobiles	—	5,469,944	—	5,469,944
Capital Markets	—	5,859,795	—	5,859,795
Chemicals	—	4,788,610	—	4,788,610
Commercial Banks	1,524,700	23,711,353	—	25,236,053
Commercial Services & Supplies	—	726,515	—	726,515
Computers & Peripherals	—	5,371,244	—	5,371,244
Construction & Engineering	—	5,947,000	—	5,947,000
Containers & Packaging	—	4,615,775	—	4,615,775
Diversified Consumer Services	611,292	—	—	611,292
Diversified Financial Services	—	4,075,219	—	4,075,219
Diversified Telecommunication Services	—	7,318,584	—	7,318,584
Electric Utilities	603,611	3,483,758	—	4,087,369
Electrical Equipment	—	2,056,191	—	2,056,191
Energy Equipment & Services	—	771,896	—	771,896
Food & Staples Retailing	—	4,158,336	—	4,158,336

Notes to Financial Statements (Continued)

January 31, 2014 (Unaudited)

	Level 1	Level 2	Level 3	Total
Food Products	$—	$7,165,370	$—	$7,165,370
Gas Utilities	—	1,853,519	—	1,853,519
Health Care Providers & Services	—	1,673,765	—	1,673,765
Hotels, Restaurants & Leisure	—	10,328,372	—	10,328,372
Household Durables	—	1,930,934	—	1,930,934
Household Products	—	853,061	—	853,061
Industrial Conglomerates	—	1,610,390	—	1,610,390
Information Technology Services	—	6,080,236	—	6,080,236
Insurance	—	16,086,652	—	16,086,652
Leisure Equipment & Products	—	2,070,393	—	2,070,393
Life Sciences Tools & Services	—	1,504,597	—	1,504,597
Machinery	—	5,298,255	—	5,298,255
Media	—	4,416,133	—	4,416,133
Metals & Mining	816,000	1,790,933	—	2,606,933
Multi-Utilities	—	1,103,674	—	1,103,674
Office Electronics	—	1,050,830	—	1,050,830
Oil, Gas & Consumable Fuels	1,825,200	11,595,419	—	13,420,619
Paper & Forest Products	—	4,765,769	—	4,765,769
Pharmaceuticals	—	19,177,550	—	19,177,550
Professional Services	—	2,839,266	—	2,839,266
Real Estate Management & Development	—	4,258,899	—	4,258,899
Road & Rail	—	2,618,980	—	2,618,980
Software	—	826,131	—	826,131
Specialty Retail	—	2,055,026	—	2,055,026
Textiles, Apparel & Luxury Goods	—	639,148	—	639,148
Tobacco	—	2,526,298	—	2,526,298
Trading Companies & Distributors	—	4,399,138	—	4,399,138
Transportation Infrastructure	—	1,115,757	—	1,115,757
Wireless Telecommunication Services	—	5,660,101	—	5,660,101
Total Common Stocks	$5,380,803	$226,733,308	$—	$232,114,111
Exchange Traded Funds	4,842,500	—	—	4,842,500
Mutual Fund	8,276,892	—	—	8,276,892
Total Assets	$18,500,195	$226,733,308	$—	$245,233,503
Liabilities:
Forward Foreign Currency Contracts	—	(65,849)	—	(65,849)
Total Liabilities	$—	$(65,849)	$—	$(65,849)
Total	$18,500,195	$226,667,459	$—	$245,167,654

Notes to Financial Statements (Continued)

January 31, 2014 (Unaudited)

Technology & Science

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Automobiles	$272,115	$—	$—	$272,115
Biotechnology	7,266,697	—	—	7,266,697
Communications Equipment	8,042,624	—	—	8,042,624
Computers & Peripherals	15,157,016	—	—	15,157,016
Diversified Telecommunication Services	122,920	—	—	122,920
Electrical Equipment	149,292	—	—	149,292
Electronic Equipment, Instruments & Components	3,705,850	—	—	3,705,850
Information Technology Services	12,980,531	—	—	12,980,531
Internet & Catalog Retail	4,060,321	—	—	4,060,321
Internet Software & Services	15,746,290	—	—	15,746,290
Life Sciences Tools & Services	522,610	—	—	522,610
Media	1,089,000	—	—	1,089,000
Pharmaceuticals	945,970	—	—	945,970
Semiconductors & Semiconductor Equipment	13,329,631	1,376,061	—	14,705,692
Software	16,263,457	—	—	16,263,457
Total Common Stocks	$99,654,324	$1,376,061	$—	$101,030,385
Exchange Traded Fund	431,350	—	—	431,350
Mutual Fund	868,317	—	—	868,317
Total	$100,953,991	$1,376,061	$—	$102,330,052

Mid Cap Growth

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,469,419,505	$—	$—	$1,469,419,505
Mutual Fund	43,455,897	—	—	43,455,897
Repurchase Agreements	—	4,244,400	—	4,244,400
Total	$1,512,875,402	$4,244,400	$—	$1,517,119,802

Notes to Financial Statements (Continued)

January 31, 2014 (Unaudited)

Balanced

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$588,188	$—	$588,188
Bank Loan	—	30,057	—	30,057
Collateralized Mortgage Obligations	—	129,575	—	129,575
Commercial Mortgage Backed Securities	—	571,784	—	571,784
Common Stocks	17,883,849	—	—	17,883,849
Corporate Bonds	—	6,490,317	—	6,490,317
Municipal Bonds	—	355,776	—	355,776
Mutual Fund	587,267	—	—	587,267
U.S. Government Mortgage Backed Agencies	—	1,189,584	—	1,189,584
U.S. Treasury Notes	—	1,335,352	—	1,335,352
Total	$18,471,116	$10,690,633	$—	$29,161,749

Small Cap Core

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$1,899,812	$—	$—	$1,899,812
Airlines	519,930	—	—	519,930
Auto Components	1,121,736	—	—	1,121,736
Automobiles	315,074	—	—	315,074
Biotechnology	1,387,670	—	—	1,387,670
Building Products	203,046	—	—	203,046
Capital Markets	720,300	—	—	720,300
Chemicals	1,814,637	—	—	1,814,637
Commercial Banks	3,912,840	—	—	3,912,840
Commercial Services & Supplies	1,161,951	—	—	1,161,951
Communications Equipment	2,827,350	—	—	2,827,350
Computers & Peripherals	1,035,161	—	—	1,035,161
Construction & Engineering	617,505	—	—	617,505
Construction Materials	563,203	—	—	563,203
Containers & Packaging	1,607,400	—	—	1,607,400
Diversified Consumer Services	496,000	—	—	496,000
Electric Utilities	1,962,113	—	—	1,962,113
Electrical Equipment	260,993	—	—	260,993
Energy Equipment & Services	2,457,598	—	—	2,457,598
Food & Staples Retailing	588,982	—	—	588,982
Food Products	306,000	—	—	306,000
Health Care Equipment & Supplies	4,954,106	—	—	4,954,106
Health Care Providers & Services	1,228,439	—	—	1,228,439
Health Care Technology	1,137,913	—	—	1,137,913
Hotels, Restaurants & Leisure	2,296,230	—	—	2,296,230
Household Durables	1,033,369	—	—	1,033,369
Household Products	711,113	—	—	711,113
Information Technology Services	302,064	—	—	302,064
Insurance	1,433,921	—	—	1,433,921
Internet Software & Services	1,354,273	—	—	1,354,273
Life Sciences Tools & Services	717,282	—	—	717,282
Machinery	3,505,483	—	—	3,505,483
Media	1,701,603	—	—	1,701,603

Notes to Financial Statements (Continued)

January 31, 2014 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Metals & Mining	$805,749	$—	$—	$805,749
Oil, Gas & Consumable Fuels	657,879	—	—	657,879
Paper & Forest Products	1,243,708	—	—	1,243,708
Personal Products	710,026	—	—	710,026
Pharmaceuticals	1,270,506	—	—	1,270,506
Professional Services	3,650,711	—	—	3,650,711
Real Estate Investment Trusts (REITs)	7,363,424	—	—	7,363,424
Real Estate Management & Development	604,500	—	—	604,500
Road & Rail	1,199,685	—	—	1,199,685
Semiconductors & Semiconductor Equipment	4,307,305	—	—	4,307,305
Software	6,401,722	—	—	6,401,722
Specialty Retail	982,782	—	—	982,782
Textiles, Apparel & Luxury Goods	712,139	—	—	712,139
Thrifts & Mortgage Finance	1,323,114	—	—	1,323,114
Total Common Stocks	$77,388,347	$—	$—	$77,388,347
Futures Contracts	47,567	—	—	47,567
Mutual Fund	4,452,702	—	—	4,452,702
Total	$81,888,616	$—	$—	$81,888,616

Value

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$7,560,007	$3,375,780	$—	$10,935,787
Air Freight & Logistics	5,828,076	–	—	5,828,076
Auto Components	3,522,125	–	—	3,522,125
Beverages	5,157,372	–	—	5,157,372
Capital Markets	19,535,580	–	—	19,535,580
Chemicals	3,235,617	–	—	3,235,617
Commercial Banks	12,941,112	–	—	12,941,112
Communications Equipment	4,599,785	–	—	4,599,785
Computers & Peripherals	8,806,189	–	—	8,806,189
Construction & Engineering	3,295,811	2,592,685	—	5,888,496
Construction Materials	—	3,313,392	—	3,313,392
Consumer Finance	4,764,410	—	—	4,764,410
Diversified Financial Services	30,170,898	3,701,024	—	33,871,922
Electric Utilities	2,528,400	—	—	2,528,400
Electrical Equipment	4,352,509	—	—	4,352,509
Electrical Equipment, Instruments & Components	3,767,348	—	—	3,767,348
Energy Equipment & Services	5,303,388	—	—	5,303,388
Food Products	6,293,731	—	—	6,293,731
Health Care Equipment & Supplies	13,617,345	—	—	13,617,345
Health Care Providers & Services	14,350,710	—	—	14,350,710
Household Products	13,413,210	—	—	13,413,210
Industrial Conglomerates	2,972,210	—	—	2,972,210
Information Technology Services	4,982,376	—	—	4,982,376
Insurance	19,116,712	—	—	19,116,712
Internet & Catalog Retail	3,055,624	—	—	3,055,624
Machinery	12,392,378	—	—	12,392,378

Notes to Financial Statements (Continued)

January 31, 2014 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Media	$17,035,282	$—	$—	$17,035,282
Metals & Mining	2,057,704	—	—	2,057,704
Multiline Retail	3,666,024	—	—	3,666,024
Multi-Utilities	3,886,230	—	—	3,886,230
Office Electronics	3,752,473	—	—	3,752,473
Oil, Gas & Consumable Fuels	30,775,496	—	—	30,775,496
Pharmaceuticals	14,176,459	—	—	14,176,459
Real Estate Investment Trusts (REITs)	3,152,340	—	—	3,152,340
Road & Rail	4,071,479	—	—	4,071,479
Semiconductors & Semiconductor Equipment	2,559,002	—	—	2,559,002
Software	16,271,784	—	—	16,271,784
Tobacco	6,604,784	—	—	6,604,784
Total Common Stocks	$323,571,980	$12,982,881	$—	$336,554,861
Mutual Fund	3,404,520	—	—	3,404,520
Preferred Stock	—	3,292,676	—	3,292,676
Total	$326,976,500	$16,275,557	$—	$343,252,057

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended January 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

During the six months ended January 31, 2014, Small Cap Core held 1 common stock investment that was categorized as a Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Cash Overdraft

As of January 31, 2014, Cognitive Value, Large Cap Core Equity, and Small Cap Core each had overdrawn balances of $12, $11,075, and $31,740, respectively, with the Funds’ custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to each overdraft. Consistent with the Funds’ borrowing policy, the advances are deemed a temporary loan to each Fund. Such loans are payable upon demand and bear interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. These advances are separate from, and were not made pursuant to, the credit agreement discussed in Note 5.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/ (depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between interest or dividends, receivables and payables for investments sold or purchased, forward foreign currency contracts and foreign cash recorded on a

Notes to Financial Statements (Continued)

January 31, 2014 (Unaudited)

Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid, are included in net realized gain or loss from foreign currency transactions and net change in unrealized appreciation/(depreciation) from the translation of assets and liabilities denominated in foreign currencies.

(d)	Forward Foreign Currency Contracts

International Equities is subject to foreign currency exchange risk in the normal course of pursuing its objectives. International Equities entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

International Equities’ forward foreign currency contracts are reflected in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(e)	Futures Contracts

International Equities, Large Cap Core Equity, and Small Cap Core are subject to equity price risk in the normal course of pursuing their investment objectives. International Equities, Large Cap Core Equity, and Small Cap Core entered into financial futures contracts (“futures contracts”) to enable the Funds to more closely approximate the performance of their benchmark indices or for tactical hedging purposes. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures

Notes to Financial Statements (Continued)

January 31, 2014 (Unaudited)

contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

A Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

At January 31, 2014, International Equities had no open futures contracts.

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of January 31, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of January 31, 2014

International Equities

Liabilities:	Statement of Assets & Liabilities
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(65,849)
Total		$(65,849)

Large Cap Core Equity

Liabilities:	Statement of Assets & Liabilities
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(1,835)
Total		$(1,835)

Small Cap Core

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$47,567
Total		$47,567
*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended January 31, 2014

International Equities

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$995,024

Futures Contracts
Equity risk	114,341

Total	$1,109,365

Notes to Financial Statements (Continued)

January 31, 2014 (Unaudited)

Large Cap Core Equity

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$114,972

Total	$114,972

Small Cap Core

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$81,365

Total	$81,365

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended January 31, 2014

International Equities

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$217,199

Futures Contracts
Equity risk	(84,595)

Total	$132,604

Large Cap Core Equity

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$3,799

Total	$3,799

Small Cap Core

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$31,737

Total	$31,737

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for International Equities (forward foreign currency contracts), Large Cap Core Equity (futures contracts), and Small Cap Core (futures contracts) during the six months ended January 31, 2014.

Notes to Financial Statements (Continued)

January 31, 2014 (Unaudited)

The table below discloses the volume of the International Equities futures contracts activity during the six months ended January 31, 2014.

Futures Contracts
Average Notional Balance	$4,202,076
Ending Notional Balance	$—

For financial reporting purposes, International Equities, Large Cap Core Equity, and Small Cap Core present all financial assets and financial liabilities on a gross basis that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities. At January 31, 2014, the futures contracts agreements do not permit Large Cap Core Equity or Small Cap Core to enforce netting arrangements.

The following tables set forth International Equities’ net exposure by counterparty for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of January 31, 2014:

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(65,849)	$—	$(65,849)
Total	$(65,849)	$—	$(65,849)

Amounts designated as “—” are zero.

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Brown Brothers Harriman & Co.	$(65,849)	$—	$—	$(65,849)
Total	$(65,849)	$—	$—	$(65,849)

Amounts designated as “—” are zero.

(g)	Securities Lending

During the six months ended January 31, 2014, Mid Cap Growth entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that the Fund receives may be included in calculating the Fund’s total assets. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark to market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of

Notes to Financial Statements (Continued)

January 31, 2014 (Unaudited)

collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Fund. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make a Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At January 31, 2014, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

(h)	Repurchase Agreements

During the period from September 16, 2013 through January 31, 2014, Mid Cap Growth along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Mid Cap Growth’s custodian and securities lending agent, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a marked to market basis, plus accrued interest to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

Mid Cap Growth

At January 31, 2014, the repos on a gross basis were as follows:

Credit Suisse (USA) LLC, 0.03%, dated 01/31/14, due 02/03/14, repurchase price $ 300,000,750, collateralized by U.S. Government Agency Securities ranging 1.63% — 5.00%, maturing 04/20/24 — 12/20/43; total market value $306,001,764.

Goldman Sachs & Co., 0.01%, dated 01/29/14, due 02/05/14, repurchase price $ 250,000,486, collateralized by U.S. Government Treasury Securities ranging 0.00% — 4.38%, maturing 07/15/19 — 02/15/43; total market value $255,000,001.

Please refer to the Statement of Investments for Mid Cap Growth’s undivided interest in each joint repurchase agreement and related collateral.

At January 31, 2014, the Repurchase Agreement does not permit Mid Cap Growth to enforce a netting arrangement.

Notes to Financial Statements (Continued)

January 31, 2014 (Unaudited)

At January 31, 2014, Cognitive Value, Technology & Science, Balanced, Large Cap Core Equity, and Small Cap Core held no repurchase agreements.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities. These characterizations are reflected in the accompanying financial statements.

(j)	Distributions to Shareholders

Effective September 16, 2013, distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Prior to September 16, 2013, each of the Funds declared and paid dividends from net investment income periodically. None of the Funds had a targeted dividend rate, and none of the Funds guaranteed that it would pay any dividends or other distributions. Any net realized capital gains, if any, were distributed at least annually by each of the Funds.

(k)	Deferred Compensation Plan

On April 17, 2013, the Predecessor Funds terminated a deferred compensation plan that had previously been established for the benefit of certain members of the Predecessor Funds’ Board. Effective September 16, 2013, the Funds assumed the deferred compensation liability of their corresponding Predecessor Funds. At January 31, 2014, the deferred compensation payable by the Funds to the Predecessor Funds’ Board was $177,452.

Notes to Financial Statements (Continued)

January 31, 2014 (Unaudited)

(l)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The last four tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(m)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Effective September 16, 2013 under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

Notes to Financial Statements (Continued)

January 31, 2014 (Unaudited)

As of January 31, 2014, the subadvisers for each Fund are as follows:

Fund	Subadviser
Cognitive Value	Bailard, Inc.
International Equities	Bailard, Inc.
Technology & Science	Bailard, Inc.
Mid Cap Growth	Geneva Capital Management Ltd.
Small Cap Growth	Geneva Capital Management Ltd.
Balanced	HighMark Capital Management, Inc. (“HighMark”)
Large Cap Core Equity	HighMark
Large Cap Growth	HighMark
Small Cap Core	HighMark
Value	HighMark
Equity Income	Ziegler Lotsoff Capital Management, LLC
NYSE Arca Tech 100 Index	Ziegler Lotsoff Capital Management, LLC

Effective September 16, 2013, under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. The Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Cognitive Value	Up to $500 million	0.75%
	On $500 million and more	0.70%
International Equities	Up to $1 billion	0.75%
	On $1 billion and more	0.70%
Technology & Science	Up to $500 million	0.75%
	On $500 million up to $1 billion	0.70%
	On $1 billion and more	0.65%
Mid Cap Growth	Up to $250 million	0.75%
	On $250 million up to $500 million	0.70%
	On $500 million and more	0.65%
Small Cap Growth	Up to $250 million	1.00%
	On $250 million up to $500 million	0.95%
	On $500 million and more	0.90%
Balanced	All Assets	0.60%
Large Cap Core Equity
Large Cap Growth
Value
Small Cap Core	All Assets	0.95%
Equity Income	Up to $100 million	0.55%
	$100 million up to $500 million	0.50%
	On $500 million and more	0.45%
NYSE Arca Tech 100 Index	Up to $50 million	0.50%
	$50 million up to $250 million	0.30%
	$250 million up to $500 million	0.25%
	On $500 million and more	0.20%

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

Notes to Financial Statements (Continued)

January 31, 2014 (Unaudited)

For the period from September 16, 2013 through January 31, 2014, the Funds paid investment management fees to NFA in the amounts listed below.

Fund	Amount
Cognitive Value	$301,904
International Equities	680,261
Technology & Science	279,224
Mid Cap Growth	3,847,643
Small Cap Growth	498,732
Balanced	68,389
Large Cap Core Equity	135,319
Large Cap Growth	161,550
Small Cap Core	275,511
Value	781,713
Equity Income	239,898
NYSE Arca Tech 100 Index	335,448

Prior to September 16, 2013, the Funds were managed by, and paid investment management fees to, HighMark. For the period from August 1, 2013 through September 15, 2013, the Funds paid investment management fees to HighMark in the amounts listed below.

Fund	Amount
Cognitive Value	$89,546
International Equities	205,895
Technology & Science	85,794
Mid Cap Growth	1,197,657
Small Cap Growth	141,432
Balanced	25,256
Large Cap Core Equity	45,006
Large Cap Growth	54,317
Small Cap Core	86,623
Value	261,016
Equity Income	22,904
NYSE Arca Tech 100 Index	105,499

Effective September 16, 2013, the Funds and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding acquired fund fees and expenses, and certain other expenses) from exceeding the following amounts until February 28, 2015:

Fund	Class A	Class C	Institutional Service Class	Institutional Class	Class U	Class M
Cognitive Value	1.47%	2.07%	1.22%	1.07	N/A	1.07%
International Equities	1.42	2.10	1.27	1.10	N/A	1.10
Technology & Science	1.45	2.05	1.20	1.05	N/A	1.05
Mid Cap Growth	1.38	1.98	1.13	0.98	N/A	N/A
Small Cap Growth	1.62	2.22	1.37	1.22	N/A	N/A

Notes to Financial Statements (Continued)

January 31, 2014 (Unaudited)

Fund	Class A	Class C	Institutional Service Class	Institutional Class	Class U	Class M
Balanced	1.24	1.84	0.99	0.84	N/A	N/A
Large Cap Core Equity	1.22	1.82	0.97	0.82	N/A	N/A
Large Cap Growth	1.27	1.87	1.02	0.87	N/A	N/A
Small Cap Core	1.62	2.22	1.37	1.22	N/A	N/A
Value	1.25	1.85	1.00	0.85	0.87	N/A
Equity Income	1.15	1.75	0.90	0.75	N/A	N/A
NYSE Arca Tech 100 Index	1.08	1.68	0.83	0.68	N/A	N/A
N/A	– Not Applicable.

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of January 31, 2014, the cumulative potential reimbursements for the Funds, listed by the period in which NFA waived fees or reimbursed expenses to the Funds, are:

Fund	Period Ended January 31, 2014 (a)
Cognitive Value	$—
International Equities	—
Technology & Science	—
Mid Cap Growth	—
Small Cap Growth	14,506
Balanced	68,956
Large Cap Core Equity	29,638
Large Cap Growth	35,889
Small Cap Core	18,458
Value	—
Equity Income	4,730
NYSE Arca Tech 100 Index	—
(a)	For the period from September 16, 2013 through January 31, 2014.

Amounts designated as “—” are zero or have been rounded to zero.

During the period from September 16, 2013 through January 31, 2014, no amounts were reimbursed to NFA by the Funds pursuant to the Expense Limitation Agreement.

Pursuant to a similar expense limitation agreement, prior to September 16, 2013, Mid Cap Growth reimbursed HighMark in the amount of $45,468.

Notes to Financial Statements (Continued)

January 31, 2014 (Unaudited)

Prior to September 16, 2013, HighMark contractually agreed to reduce its fees (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by a Fund through investments in pooled investment vehicles), and to the extent necessary to reimburse the Funds in order to limit the Funds from exceeding certain expense limitations. For the period from August 1, 2013 through September 15, 2013, expenses reimbursed under the terms of that agreement were as follows:

Fund	Amount
Cognitive Value	$3,943
International Equities	5,050
Technology & Science	5,440
Mid Cap Growth	—
Small Cap Growth	20,201
Balanced	16,650
Large Cap Core Equity	16,069
Large Cap Growth	14,544
Small Cap Core	9,447
Value	18,823
Equity Income	18,107
NYSE Arca Tech 100 Index	4,903

Amount designated as “—” is zero or has been rounded to zero.

Effective September 16, 2013, NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Effective September 16, 2013, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the period from September 16, 2013 through January 31, 2014, NFM earned $856,191 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

Prior to September 16, 2013, the Funds were series of an investment trust that was a party to an Administration Agreement with HighMark (the “Administrator”) under which the Administrator provided administrative services to such investment trust for an annual fee of 0.15% of the first $8 billion of the average daily net assets of the Funds and 0.14% of such average daily net assets in excess of $8 billion allocated to each Fund based on its respective net assets. For the period from August 1, 2013 through September 15, 2013, the Administrator received fees from the Funds in the amounts listed below.

Fund	Amount
Cognitive Value	$21,782
International Equities	47,839

Notes to Financial Statements (Continued)

January 31, 2014 (Unaudited)

Fund	Amount
Technology & Science	$20,469
Mid Cap Growth	361,349
Small Cap Growth	30,489
Balanced	10,030
Large Cap Core Equity	16,259
Large Cap Growth	20,555
Small Cap Core	17,238
Value	84,464
Equity Income	11,194
NYSE Arca Tech 100 Index	75,021

Effective September 16, 2013, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Effective September 16, 2013, under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the period from September 16, 2013 through January 31, 2014, the Funds’ aggregate portion of such costs amounted to $2,755. For the period from August 1, 2013, through September 15, 2013, the Funds paid $19,319 to HighMark.

Effective September 16, 2013, under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as follows:

—	0.25% of the average daily net assets of Class A shares of each Fund (distribution or service fee)

—	1.00% of the average daily net assets of Class C shares of each Fund (0.75% of which may be a distribution fee and 0.25% service fee)

Prior to September 16, 2013, HighMark Funds Distributors, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Funds Distributors LLC, and the Funds were parties to an underwriting agreement. HighMark adopted 12b-1 Plans (the “Plans”) with respect to Class A, Class B, and Class C Shares that allowed each Fund to pay distribution and service fees to the Distributor as compensation for its services under the Plans. The Distributor received a distribution fee computed daily and paid monthly, at the annual rate of 0.25% of the daily net assets attributable to each Fund’s Class A Shares, 0.75% of the daily net assets attributable to each Fund’s Class B Shares and 1.00% of the daily net assets attributable to each Fund’s Class C Shares, which was used by the Distributor to provide compensation for sales support and distribution activities.

Effective September 16, 2013, pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new

Notes to Financial Statements (Continued)

January 31, 2014 (Unaudited)

sales of Class A shares of the Funds. The Funds’ Class A sales charges ranged from 0.00% to 5.75% based on the amount of the purchase. For the period from September 16, 2013 through January 31, 2014, the Funds imposed front-end sales charges of $345,627. For the period from August 1, 2013 through September 15, 2013, the Funds imposed front-end sales charges of $84,246.

Effective September 16, 2013, NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. These fees may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC is imposed on Class A shares for certain redemptions, and Class C shares made within 1 year of purchase. Class A CDSCs were 1.00% for the Funds. Class C CDSCs were 1.00% for the Funds. For the period from September 16, 2013 through January 31, 2014, the Funds imposed CDSCs of $4,543. For the period from August 1, 2013 through September 15, 2013, the Funds imposed CDSCs of $1,760.

Effective September 16, 2013, under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A and Institutional Class shares of each Fund.

For the period from September 16, 2013 through January 31, 2014, NFS earned the following amounts in administrative services fees from each Fund:

Fund	Amount
Cognitive Value	$2,015
International Equities	67,938
Technology & Science	1,728
Mid Cap Growth	1,329,059
Small Cap Growth	66,178
Balanced	14,260
Large Cap Core Equity	33,254
Large Cap Growth	38,760
Small Cap Core	41,003
Value	200,768
Equity Income	17,060
NYSE Arca Tech 100 Index	188,198

Prior to September 16, 2013, HighMark had similar administrative servicing plans permitting payment of compensation to service providers, which may have included HighMark or its affiliates that had agreed to provide certain shareholder support services for its customers who owned Fiduciary, Class A or Class B Shares. In consideration for such services, a service provider was entitled to receive compensation at the annual rate of up to 0.25% of the average daily net assets of the applicable class or classes of shares of the Funds. The service providers had agreed to waive a portion of their fees for certain classes of all Funds for the period from August 1, 2013 through September 15, 2013. The administrative servicing fee waivers by HighMark, or its affiliates, were voluntary and not subject to recoupment.

Notes to Financial Statements (Continued)

January 31, 2014 (Unaudited)

For the period from August 1, 2013 through September 15, 2013, HighMark, or its affiliates earned the following amounts in administrative servicing fees, net of waivers, from each Fund:

Fund	Amount
Cognitive Value	$564
International Equities	11,863
Technology & Science	573
Mid Cap Growth	247,359
Small Cap Growth	18,877
Balanced	5,387
Large Cap Core Equity	11,066
Large Cap Growth	13,112
Small Cap Core	12,857
Value	41,308
Equity Income	5,522
NYSE Arca Tech 100 Index	44,140

As of January 31, 2014, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Cognitive Value	—
International Equities	—
Technology & Science	—
Mid Cap Growth	—
Small Cap Growth	—
Balanced	—
Large Cap Core Equity	—
Large Cap Growth	—
Small Cap Core	—
Value	—
Equity Income	71.40%
NYSE Arca Tech 100 Index	—

Amounts designated as “—” are zero or have been rounded to zero.

4.  Redemption Fees

Effective September 16, 2013, the Funds do not impose redemption fees.

Prior to September 16, 2013, certain of the Funds imposed 2% redemption and exchange fees 30 days or less after purchase, and were designed to discourage short-term trading. A Fund’s redemption fees are allocated to all classes in that Fund based on relative net assets and are included in proceeds from shares issued on the Statements of Changes in Net Assets. For the period from August 1, 2013 through September 15, 2013, Cognitive Value received redemption fees of $3.

For the year ended July 31, 2013, Cognitive Value, International Equities, Small Cap Growth, and Small Cap Core received redemption fees of $801, $124, $1,503 and $192, respectively.

Notes to Financial Statements (Continued)

January 31, 2014 (Unaudited)

5.  Earnings Credit

JPMorgan provides earnings credits for cash balances maintained in a Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended January 31, 2014, purchases of and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Cognitive Value	$184,093,425	$178,999,426
International Equities	96,695,012	88,894,373
Technology & Science	19,785,432	20,656,125
Mid Cap Growth	259,010,459	264,121,981
Small Cap Growth	36,661,881	14,568,653
Balanced	6,760,831	9,813,809
Large Cap Core Equity	10,771,301	14,814,297
Large Cap Growth	12,018,224	20,662,657
Small Cap Core	14,376,915	16,687,465
Value	106,247,918	127,342,055
Equity Income	116,451,482	27,953,955
NYSE Arca Tech 100 Index	28,732,347	26,555,144

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Other

The Trust along with certain funds in Nationwide Variable Insurance Trust invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis in the Fidelity Institutional Money Market Fund, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Institutional Money Market Fund, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Institutional Money Market Fund, Institutional Class may decline in value, causing losses to the Trust.

Notes to Financial Statements (Continued)

January 31, 2014 (Unaudited)

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Other

As of January 31, 2014, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Cognitive Value	59.09%	2
International Equities	64.88	3
Technology & Science	67.15	2
Mid Cap Growth	24.42	2
Small Cap Growth	32.50	2
Balanced	43.46	2
Large Cap Core Equity	76.25	2
Large Cap Growth	47.31	2
Small Cap Core	58.72	2
Value	36.89	1
Equity Income	71.40	4	(a)
NYSE Arca Tech 100 Index	18.04	1
(a)	Each such account is the account of an affiliated fund.

10.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of a Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in a Fund’s Statement of Operations. For the period from September 16, 2013 through January 31, 2014, the Funds recaptured the following amounts of brokerage commissions:

Fund	Amount
Cognitive Value	$—
International Equities	—
Technology & Science	—
Mid Cap Growth	13,116
Small Cap Growth	3,683
Balanced	334
Large Cap Core Equity	2,414
Large Cap Growth	200
Small Cap Core	1,944

Notes to Financial Statements (Continued)

January 31, 2014 (Unaudited)

Fund	Amount
Value	$26,588
Equity Income	7,520
NYSE Arca Tech 100 Index	—

Amounts designated as “—” are zero or have been rounded to zero.

11.  Federal Tax Information

As of January 31, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Cognitive Value	$99,673,194	$8,554,734	$(2,983,461)	$5,571,273
International Equities	199,383,388	50,858,467	(5,008,352)	45,850,115
Technology & Science	58,064,581	44,818,392	(552,921)	44,265,471
Mid Cap Growth	1,174,221,010	350,388,484	(7,489,692)	342,898,792
Small Cap Growth	115,384,685	35,602,738	(905,129)	34,697,609
Balanced	25,129,869	4,222,842	(190,962)	4,031,880
Large Cap Core Equity	47,024,615	12,408,249	(746,206)	11,662,043
Large Cap Growth	52,516,709	15,328,123	(290,453)	15,037,670
Small Cap Core	63,432,943	19,996,481	(1,588,375)	18,408,106
Value	302,403,170	44,032,908	(3,184,021)	40,848,887
Equity Income	116,644,486	11,079,323	(1,028,824)	10,050,499
NYSE Arca Tech 100 Index	165,520,687	119,356,250	(2,552,806)	116,803,444

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Supplemental Information

January 31, 2014 (Unaudited)

Nationwide Bailard Cognitive Value Fund

Approval of Advisory and Subadvisory Agreements

At the March 28, 2013 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide Bailard Cognitive Value Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with Bailard, Inc. (“Bailard,” and, together with NFA, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to Bailard in advance of the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Trustees met in person with Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, Trust counsel, Independent Legal Counsel, and others. The Trustees also reviewed the proposed subadvisory relationship with representatives of Bailard.

In making their determinations, the Trustees noted that Bailard is currently the sub-adviser to the HighMark Cognitive Value Fund, and that the new Fund is intended to be the successor to that fund. The Trustees took into account information provided by the Advisers as to management style and investment philosophy and process, and the financial position, of Bailard. The Trustees considered Bailard’s past performance and Bailard’s personnel that would be serving the Fund. The Trustees considered the terms of the Advisory Agreements and information regarding fee arrangements, including the structure of the sub-advisory fees, and the fact that NFA pays Bailard out of its advisory fees.

The Trustees noted that the proposed advisory fees to be paid by the Fund to NFA were below the median of the fees paid by the peer funds presented at the meeting. They also considered pro forma performance information provided by NFA (actual performance of the HighMark Cognitive Value Fund adjusted to reflect the Fund’s expense and load structure) showing that three-year pro forma Class A performance of the Fund through a recent date exceeded the median performance of a Lipper peer universe identified by NFA.

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature and extent of the investment advisory services to be provided to the Fund by the Advisers were appropriate and consistent with the terms of the Advisory Agreements;

—	The prospects for satisfactory investment performance were reasonable;

—	The cost of services to be provided by the Advisers to the Fund appeared reasonable in relation to the services and benefits to be provided to the Fund; and

—	Profitability should be assessed after a reasonable period of Fund operations.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, concluded that the approval of the Advisory Agreements was in the best interests of the Fund and its shareholders and unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

Supplemental Information (Continued)

January 31, 2014 (Unaudited)

Nationwide Bailard International Equities Fund

Approval of Advisory and Subadvisory Agreements

At the March 28, 2013 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide Bailard International Equities Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with Bailard, Inc. (“Bailard,” and, together with NFA, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to Bailard in advance of the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Trustees met in person with Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, Trust counsel, Independent Legal Counsel, and others. The Trustees also reviewed the proposed subadvisory relationship with representatives of Bailard.

In making their determinations, the Trustees noted that Bailard is currently the sub-adviser to the HighMark International Opportunities Fund, and that the new Fund is intended to be the successor to that fund. The Trustees took into account information provided by the Advisers as to management style and investment philosophy and process, and the financial position, of Bailard. The Trustees considered Bailard’s past performance and Bailard’s personnel that would be serving the Fund. The Trustees considered the terms of the Advisory Agreements and information regarding fee arrangements, including the structure of the sub-advisory fees, and the fact that NFA pays Bailard out of its advisory fees.

The Trustees noted that the proposed advisory fees to be paid by the Fund to NFA were below the median of the fees paid by the peer funds presented at the meeting. They also considered pro forma performance information provided by NFA (actual performance of the HighMark International Opportunities Fund adjusted to reflect the Fund’s expense and load structure) showing that three-year pro forma Class A performance of the Fund through a recent date exceeded the median performance of a Lipper peer universe identified by NFA.

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature and extent of the investment advisory services to be provided to the Fund by the Advisers were appropriate and consistent with the terms of the Advisory Agreements;

—	The prospects for satisfactory investment performance were reasonable;

—	The cost of services to be provided by the Advisers to the Fund appeared reasonable in relation to the services and benefits to be provided to the Fund; and

—	Profitability should be assessed after a reasonable period of Fund operations.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, concluded that the approval of the Advisory Agreements was in the best interests of the Fund and its shareholders and unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

Supplemental Information (Continued)

January 31, 2014 (Unaudited)

Nationwide Bailard Technology & Science Fund

Approval of Advisory and Subadvisory Agreements

At the March 28, 2013 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide Bailard Technology & Science Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with Bailard, Inc. (“Bailard,” and, together with NFA, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to Bailard in advance of the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Trustees met in person with Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, Trust counsel, Independent Legal Counsel, and others. The Trustees also reviewed the proposed subadvisory relationship with representatives of Bailard.

In making their determinations, the Trustees noted that Bailard is currently the sub-adviser to the HighMark Enhanced Growth Fund, and that the new Fund is intended to be the successor to that fund. The Trustees took into account information provided by the Advisers as to management style and investment philosophy and process, and the financial position, of Bailard. The Trustees considered Bailard’s past performance and Bailard’s personnel that would be serving the Fund. The Trustees considered the terms of the Advisory Agreements and information regarding fee arrangements, including the structure of the sub-advisory fees, and the fact that NFA pays Bailard out of its advisory fees.

The Trustees noted that the proposed advisory fees to be paid by the Fund to NFA were below the median of the fees paid by the peer funds presented at the meeting. They also considered pro forma performance information provided by NFA (actual performance of the HighMark Enhanced Growth Fund adjusted to reflect the Fund’s expense and load structure) showing that three-year pro forma Class A performance of the Fund through a recent date was below the median, but within the third quintile of the performance of a Lipper peer universe identified by NFA.

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature and extent of the investment advisory services to be provided to the Fund by the Advisers were appropriate and consistent with the terms of the Advisory Agreements;

—	The prospects for satisfactory investment performance were reasonable;

—	The cost of services to be provided by the Advisers to the Fund appeared reasonable in relation to the services and benefits to be provided to the Fund; and

—	Profitability should be assessed after a reasonable period of Fund operations.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, concluded that the approval of the Advisory Agreements was in the best interests of the Fund and its shareholders and unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

Supplemental Information (Continued)

January 31, 2014 (Unaudited)

Nationwide Geneva Mid Cap Growth Fund

Approval of Advisory and Subadvisory Agreements

At the March 28, 2013 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide Geneva Mid Cap Growth Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with Geneva Capital Management, Ltd. (“Geneva,” and, together with NFA, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to Geneva in advance of the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Trustees met in person with Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, Trust counsel, Independent Legal Counsel, and others. The Trustees also reviewed the proposed subadvisory relationship with representatives of Geneva.

In making their determinations, the Trustees noted that Geneva is currently the sub-adviser to the HighMark Geneva Mid Cap Growth Fund, and that the new Fund is intended to be the successor to that fund. The Trustees took into account information provided by the Advisers as to management style and investment philosophy and process, and the financial position, of Geneva. The Trustees considered Geneva’s past performance and Geneva’s personnel that would be serving the Fund. The Trustees considered the terms of the Advisory Agreements and information regarding fee arrangements, including the structure of the sub-advisory fees, and the fact that NFA pays Geneva out of its advisory fees.

The Trustees noted that the proposed advisory fees to be paid by the Fund to NFA were below the median of the fees paid by the peer funds presented at the meeting. They also considered pro forma performance information provided by NFA (actual performance of the HighMark Geneva Mid Cap Growth Fund adjusted to reflect the Fund’s expense and load structure) showing that the three-year pro forma Class A performance of the Fund exceeded the median performance of a Lipper peer universe identified by NFA.

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature and extent of the investment advisory services to be provided to the Fund by the Advisers were appropriate and consistent with the terms of the Advisory Agreements;

—	The prospects for satisfactory investment performance were reasonable;

—	The cost of services to be provided by the Advisers to the Fund appeared reasonable in relation to the services and benefits to be provided to the Fund; and

—	Profitability should be assessed after a reasonable period of Fund operations.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, concluded that the approval of the Advisory Agreements was in the best interests of the Fund and its shareholders and unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

Supplemental Information (Continued)

January 31, 2014 (Unaudited)

Nationwide Geneva Small Cap Growth Fund

Approval of Advisory and Subadvisory Agreements

At the March 28, 2013 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide Geneva Small Cap Growth Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with Geneva Capital Management, Ltd. (“Geneva,” and, together with NFA, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to Geneva in advance of the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Trustees met in person with Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, Trust counsel, Independent Legal Counsel, and others. The Trustees also reviewed the proposed subadvisory relationship with representatives of Geneva.

In making their determinations, the Trustees noted that Geneva is currently the sub-adviser to the HighMark Geneva Small Cap Growth Fund, and that the new Fund is intended to be the successor to that fund. The Trustees took into account information provided by the Advisers as to management style and investment philosophy and process, and the financial position, of Geneva. The Trustees considered Geneva’s past performance and Geneva’s personnel that would be serving the Fund. The Trustees considered the terms of the Advisory Agreements and information regarding fee arrangements, including the structure of the sub-advisory fees, and the fact that NFA pays Geneva out of its advisory fees.

The Trustees noted that the proposed advisory fees to be paid by the Fund to NFA were above the median of the fees paid by the peer funds presented at the meeting, but within the range of fees paid by its peers. They also considered pro forma performance information provided by NFA (actual performance of the HighMark Geneva Mid Cap Growth Fund adjusted to reflect the Fund’s expense and load structure) showing that the three-year pro forma Class A performance of the Fund significantly exceeded the median performance of a Lipper peer universe identified by NFA.

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature and extent of the investment advisory services to be provided to the Fund by the Advisers were appropriate and consistent with the terms of the Advisory Agreements;

—	The prospects for satisfactory investment performance were reasonable;

—	The cost of services to be provided by the Advisers to the Fund appeared reasonable in relation to the services and benefits to be provided to the Fund; and

—	Profitability should be assessed after a reasonable period of Fund operations.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, concluded that the approval of the Advisory Agreements was in the best interests of the Fund and its shareholders and unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

Supplemental Information (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Balanced Fund

Approval of Advisory and Subadvisory Agreements

At the March 28, 2013 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide HighMark Balanced Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with HighMark Capital Management, Inc. (“HighMark,” and, together with NFA, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to HighMark in advance of the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Trustees met in person with Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, Trust counsel, Independent Legal Counsel, and others. The Trustees also reviewed the proposed subadvisory relationship with representatives of HighMark.

In making their determinations, the Trustees noted that HighMark is currently the adviser to the HighMark Balanced Fund, and that the new Fund is intended to be the successor to that fund. The Trustees took into account information provided by the Advisers as to management style and investment philosophy and process, and the financial position, of HighMark. The Trustees considered HighMark’s past performance and HighMark’s personnel that would be serving the Fund. The Trustees considered the terms of the Advisory Agreements and information regarding fee arrangements, including the structure of the sub-advisory fees, and the fact that NFA pays HighMark out of its advisory fees.

The Trustees noted that the proposed advisory fees to be paid by the Fund to NFA were below the median of the fees paid by the peer funds presented at the meeting. They also considered pro forma performance information provided by NFA (actual performance of the HighMark Balanced Fund adjusted to reflect the Fund’s expense and load structure) showing that three-year pro forma Class A performance of the Fund through a recent date exceeded the median performance of a Lipper peer universe identified by NFA. The Trustees also considered that HighMark is the investment adviser to a number of mutual funds being “adopted” by the Nationwide organization and that the adoption transaction contemplated that HighMark would serve as subadviser to the Fund after the adoption; the Trustees took into account the potential conflicts of interest posed by those arrangements.

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature and extent of the investment advisory services to be provided to the Fund by the Advisers were appropriate and consistent with the terms of the Advisory Agreements;

—	The prospects for satisfactory investment performance were reasonable;

—	The cost of services to be provided by the Advisers to the Fund appeared reasonable in relation to the services and benefits to be provided to the Fund; and

—	Profitability should be assessed after a reasonable period of Fund operations.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, concluded that the approval of the Advisory Agreements was in the best interests of the Fund and its shareholders and unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

Supplemental Information (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Large Cap Growth Fund

Approval of Advisory and Subadvisory Agreements

At the March 28, 2013 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide HighMark Large Cap Growth Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with HighMark Capital Management, Inc. (“HighMark,” and, together with NFA, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to HighMark in advance of the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Trustees met in person with Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, Trust counsel, Independent Legal Counsel, and others. The Trustees also reviewed the proposed subadvisory relationship with representatives of HighMark.

In making their determinations, the Trustees noted that HighMark is currently the sub-adviser to the HighMark Large Cap Growth Fund, and that the new Fund is intended to be the successor to that fund. The Trustees took into account information provided by the Advisers as to management style and investment philosophy and process, and the financial position, of HighMark. The Trustees considered HighMark’s past performance and HighMark’s personnel that would be serving the Fund. The Trustees considered the terms of the Advisory Agreements and information regarding fee arrangements, including the structure of the sub-advisory fees, and the fact that NFA pays HighMark out of its advisory fees.

The Trustees noted that the proposed advisory fees to be paid by the Fund to NFA were below the median of the fees paid by the peer funds presented at the meeting. They also considered pro forma performance information provided by NFA (actual performance of the HighMark Large Cap Growth Fund adjusted to reflect the Fund’s expense and load structure) showing that three-year pro forma Class A performance of the Fund through a recent date exceeded the median performance of a Lipper peer universe identified by NFA. The Trustees also considered that HighMark is the investment adviser to a number of mutual funds being “adopted” by the Nationwide organization and that the adoption transaction contemplated that HighMark would serve as subadviser to the Fund after the adoption; the Trustees took into account the potential conflicts of interest posed by those arrangements.

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature and extent of the investment advisory services to be provided to the Fund by the Advisers were appropriate and consistent with the terms of the Advisory Agreements;

—	The prospects for satisfactory investment performance were reasonable;

—	The cost of services to be provided by the Advisers to the Fund appeared reasonable in relation to the services and benefits to be provided to the Fund; and

—	Profitability should be assessed after a reasonable period of Fund operations.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, concluded that the approval of the Advisory Agreements was in the best interests of the Fund and its shareholders and unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

Supplemental Information (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Large Cap Core Equity Fund

Approval of Advisory and Subadvisory Agreements

At the March 28, 2013 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide HighMark Large Cap Core Equity Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with HighMark Capital Management, Inc. (“HighMark,” and, together with NFA, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to HighMark in advance of the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Trustees met in person with Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, Trust counsel, Independent Legal Counsel, and others. The Trustees also reviewed the proposed subadvisory relationship with representatives of HighMark.

In making their determinations, the Trustees noted that HighMark is currently the sub-adviser to the HighMark Large Cap Core Equity Fund, and that the new Fund is intended to be the successor to that fund. The Trustees took into account information provided by the Advisers as to management style and investment philosophy and process, and the financial position, of HighMark. The Trustees considered HighMark’s past performance and HighMark’s personnel that would be serving the Fund. The Trustees considered the terms of the Advisory Agreements and information regarding fee arrangements, including the structure of the sub-advisory fees, and the fact that NFA pays HighMark out of its advisory fees.

The Trustees noted that the proposed advisory fees to be paid by the Fund to NFA were below the median of the fees paid by the peer funds presented at the meeting. They also considered pro forma performance information provided by NFA (actual performance of the HighMark Balanced Fund adjusted to reflect the Fund’s expense and load structure) showing that three-year pro forma Class A performance of the Fund through a recent date exceeded the median performance of a Lipper peer universe identified by NFA. The Trustees also considered that HighMark is the investment adviser to a number of mutual funds being “adopted” by the Nationwide organization and that the adoption transaction contemplated that HighMark would serve as subadviser to the Fund after the adoption; the Trustees took into account the potential conflicts of interest posed by those arrangements.

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature and extent of the investment advisory services to be provided to the Fund by the Advisers were appropriate and consistent with the terms of the Advisory Agreements;

—	The prospects for satisfactory investment performance were reasonable;

—	The cost of services to be provided by the Advisers to the Fund appeared reasonable in relation to the services and benefits to be provided to the Fund; and

—	Profitability should be assessed after a reasonable period of Fund operations.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, concluded that the approval of the Advisory Agreements was in the best interests of the Fund and its shareholders and unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

Supplemental Information (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Small Cap Core Fund

Approval of Advisory and Subadvisory Agreements

At the March 28, 2013 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide HighMark Small Cap Core Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with HighMark Capital Management, Inc. (“HighMark,” and, together with NFA, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to HighMark in advance of the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Trustees met in person with Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, Trust counsel, Independent Legal Counsel, and others. The Trustees also reviewed the proposed subadvisory relationship with representatives of HighMark.

In making their determinations, the Trustees noted that HighMark is currently the sub-adviser to the HighMark Small Cap Core Fund, and that the new Fund is intended to be the successor to that fund. The Trustees took into account information provided by the Advisers as to management style and investment philosophy and process, and the financial position, of HighMark. The Trustees considered HighMark’s past performance and HighMark’s personnel that would be serving the Fund. The Trustees considered the terms of the Advisory Agreements and information regarding fee arrangements, including the structure of the sub-advisory fees, and the fact that NFA pays HighMark out of its advisory fees.

The Trustees noted that the Fund’s proposed advisory fees to be paid by the Fund to NFA were above the median of the fees paid by the peer funds presented at the meeting. The Trustees considered NFA’s statement that, when compared to the Lipper peer universe, the Fund’s proposed advisory fee exceeded the median by 4 basis points, but that, when compared to a sub-group of funds with less than $100 million in assets under management within the Lipper small cap universe, the Fund’s proposed advisory fee was 10 basis points lower than the median management fee for that sub-group. They also considered pro forma performance information provided by NFA (actual performance of the HighMark Small Cap Core Fund adjusted to reflect the Fund’s expense and load structure) showing that three-year pro forma Class A performance of the Fund had substantially exceeded the median performance of a Lipper peer universe identified by NFA. The Trustees also considered that HighMark is the investment adviser to a number of mutual funds being “adopted” by the Nationwide organization and that the adoption transaction contemplated that HighMark would serve as subadviser to the Fund after the adoption; the Trustees took into account the potential conflicts of interest posed by those arrangements.

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature and extent of the investment advisory services to be provided to the Fund by the Advisers were appropriate and consistent with the terms of the Advisory Agreements;

—	The prospects for satisfactory investment performance were reasonable;

—	The cost of services to be provided by the Advisers to the Fund appeared reasonable in relation to the services and benefits to be provided to the Fund; and

—	Profitability should be assessed after a reasonable period of Fund operations.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, concluded that the approval of the Advisory Agreements was in the best interests of the Fund and its shareholders and unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

Supplemental Information (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Value Fund

Approval of Advisory and Subadvisory Agreements

At the March 28, 2013 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide HighMark Value Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with HighMark Capital Management, Inc. (“HighMark,” and, together with NFA, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to HighMark in advance of the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Trustees met in person with Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, Trust counsel, Independent Legal Counsel, and others. The Trustees also reviewed the proposed subadvisory relationship with representatives of HighMark.

In making their determinations, the Trustees noted that HighMark is currently the sub-adviser to the HighMark Value Fund, and that the new Fund is intended to be the successor to that fund. The Trustees took into account information provided by the Advisers as to management style and investment philosophy and process, and the financial position, of HighMark. The Trustees considered HighMark’s past performance and HighMark’s personnel that would be serving the Fund. The Trustees considered the terms of the Advisory Agreements and information regarding fee arrangements, including the structure of the sub-advisory fees, and the fact that NFA pays HighMark out of its advisory fees.

The Trustees noted that the proposed advisory fees to be paid by the Fund to NFA were below the median of the fees paid by the peer funds presented at the meeting. They also considered pro forma performance information provided by NFA (actual performance of the HighMark Large Cap Growth Fund adjusted to reflect the Fund’s expense and load structure) showing that three-year pro forma Class A performance of the Fund through a recent date exceeded the median performance of a Lipper peer universe identified by NFA. The Trustees also considered that HighMark is the investment adviser to a number of mutual funds being “adopted” by the Nationwide organization and that the adoption transaction contemplated that HighMark would serve as subadviser to the Fund after the adoption; the Trustees took into account the potential conflicts of interest posed by those arrangements.

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature and extent of the investment advisory services to be provided to the Fund by the Advisers were appropriate and consistent with the terms of the Advisory Agreements;

—	The prospects for satisfactory investment performance were reasonable;

—	The cost of services to be provided by the Advisers to the Fund appeared reasonable in relation to the services and benefits to be provided to the Fund; and

—	Profitability should be assessed after a reasonable period of Fund operations.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, concluded that the approval of the Advisory Agreements was in the best interests of the Fund and its shareholders and unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

Supplemental Information (Continued)

January 31, 2014 (Unaudited)

Nationwide Ziegler Equity Income Fund

Approval of Advisory and Subadvisory Agreements

At the March 28, 2013 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide Ziegler Equity Income Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with Ziegler Lotsoff Capital Management, LLC (“Ziegler,” and, together with NFA, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to Ziegler in advance of the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Trustees met in person with Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, Trust counsel, Independent Legal Counsel, and others. The Trustees also reviewed the proposed subadvisory relationship with representatives of Ziegler.

In making their determinations, the Trustees noted that Ziegler is currently the sub-adviser to the HighMark Equity Income Fund, and that the new Fund is intended to be the successor to that fund. The Trustees took into account information provided by the Advisers as to management style and investment philosophy and process, and the financial position, of Ziegler. The Trustees considered Ziegler’s past performance and Ziegler’s personnel that would be serving the Fund. The Trustees considered the terms of the Advisory Agreements and information regarding fee arrangements, including the structure of the sub-advisory fees, and the fact that NFA pays Ziegler out of its advisory fees.

The Trustees noted that the proposed advisory fees to be paid by the Fund to NFA were below the median of the fees paid by the peer funds presented at the meeting. They also considered pro forma performance information provided by NFA (actual performance of the HighMark Equity Income Fund adjusted to reflect the Fund’s expense and load structure) showing that three-year pro forma Class A performance of the Fund through a recent date exceeded the median performance of a Lipper peer universe identified by NFA.

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature and extent of the investment advisory services to be provided to the Fund by the Advisers were appropriate and consistent with the terms of the Advisory Agreements;

—	The prospects for satisfactory investment performance were reasonable;

—	The cost of services to be provided by the Advisers to the Fund appeared reasonable in relation to the services and benefits to be provided to the Fund; and

—	Profitability should be assessed after a reasonable period of Fund operations.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, concluded that the approval of the Advisory Agreements was in the best interests of the Fund and its shareholders and unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

Supplemental Information (Continued)

January 31, 2014 (Unaudited)

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Approval of Advisory and Subadvisory Agreements

At the March 28, 2013 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide Ziegler NYSE Arca Tech 100 Index Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with Ziegler Lotsoff Capital Management, LLC (“Ziegler,” and, together with NFA, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to Ziegler in advance of the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Trustees met in person with Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, Trust counsel, Independent Legal Counsel, and others. The Trustees also reviewed the proposed subadvisory relationship with representatives of Ziegler.

In making their determinations, the Trustees noted that Ziegler is currently the sub-adviser to the HighMark NYSE Arca Tech 100 Index Fund, and that the new Fund is intended to be the successor to that fund. The Trustees took into account information provided by the Advisers as to management style and investment philosophy and process, and the financial position, of Ziegler. The Trustees considered Ziegler’s past performance and Ziegler’s personnel that would be serving the Fund. The Trustees considered the terms of the Advisory Agreements and information regarding fee arrangements, including the structure of the sub-advisory fees, and the fact that NFA pays Ziegler out of its advisory fees.

The Trustees noted that the proposed advisory fees to be paid by the Fund to NFA were below the median of the fees paid by the peer funds presented at the meeting. They also considered pro forma performance information provided by NFA (actual performance of the HighMark NYSE Arca Tech 100 Index Fund adjusted to reflect the Fund’s expense and load structure) showing that three-year pro forma Class A performance of the Fund through a recent date exceeded the median performance of a Lipper peer universe identified by NFA.

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature and extent of the investment advisory services to be provided to the Fund by the Advisers were appropriate and consistent with the terms of the Advisory Agreements;

—	The prospects for satisfactory investment performance were reasonable;

—	The cost of services to be provided by the Advisers to the Fund appeared reasonable in relation to the services and benefits to be provided to the Fund; and

—	Profitability should be assessed after a reasonable period of Fund operations.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, concluded that the approval of the Advisory Agreements was in the best interests of the Fund and its shareholders and unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

Management Information

January 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	112	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	112	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	112	None

Management Information (Continued)

January 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	112	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	112	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	112	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	112	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	112	None

Management Information (Continued)

January 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	112	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

Management Information (Continued)

January 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, he also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Market Index Definitions

Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund (IMF).

Barclays Municipal Bond Index: An unmanaged, market value-weighted index of investment-grade municipal bonds with a minimum credit rating of Baa and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of the stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World ex USA Index: An unmanaged index that measures the equity market performance of developed-market countries excluding the United States; covers approximately 85% of the free float-adjusted market capitalization in each country, capturing large- and mid-cap representation.

NASDAQ-100 Index: An unmanaged index that includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market, based on market capitalization.

Market Index Definitions (con’t.)

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P North American Technology Sector Index™: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector of the U.S. equity market.

S&P SmallCap 600® Value Index: An unmanaged index comprising small-capitalization value stocks included in the S&P SmallCap 600® Index. Performance is measured based on the ratios of book value, earnings, and sales to price.

Glossary

Definitions of some commonly used investment terms

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Coefficient of correlation: a measure that determines the degree to which the movements of two variables are associated.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and eventually return the principal at maturity.

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS).

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not an affiliate of any subadviser discussed in this material.

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

© 2014 Nationwide Funds Group. All rights reserved.

SAR-HM-CEQ 3/14

Semiannual Report

January 31, 2014

Nationwide Mutual Funds

Fixed-Income Funds

Nationwide HighMark Bond Fund

Nationwide HighMark California Intermediate Tax Free Bond Fund

Nationwide HighMark National Intermediate Tax Free Bond Fund

Nationwide HighMark Short Term Bond Fund

Nationwide Ziegler Wisconsin Tax Exempt Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Semiannual Report

Nationwide Funds®

Message to Shareholders

January 31, 2014

Dear Shareholder,

I am pleased to write this message to you for the mutual fund reports covering the six-month period ended January 31, 2014. Perhaps you recently became a Nationwide Funds shareholder through our 2013 acquisition of 17 HighMark Funds. Or maybe you have been a Nationwide Funds shareholder for a long time and are now invested in one of our newer solutions. Either way, we sincerely value your business. You can be assured that we are dedicated to your success and look forward to providing you and your advisor with timely information and service.

This is an exciting time to be a Nationwide Funds shareholder. The HighMark acquisition expanded the breadth of our fund lineup by adding exposure to eight new asset classes, giving us the ability to offer our shareholders more diverse investment options.

As a Nationwide Funds shareholder you understand that planning and preparation are essential steps to reaching future goals. When I think about smart planning I think about Abraham Lincoln, who said “Give me six hours to chop down a tree and I will spend the first four sharpening the ax.” By working with your advisor and taking a considered, disciplined, long-term approach to investing, you are taking the time to sharpen your ax. Doing so can enable you to be well positioned, even during periods of market volatility and economic downturns.

After several years of tepid economic recovery, many investors are casting a wary eye toward the future. While we have seen progress across economic indicators quarter to quarter, we understand that for many Americans it still does not feel like things are getting better. Domestically, economic progress has been evident as the unemployment rate, gross domestic product (GDP) and the housing market showed modest indications of improvement throughout the six months of the reporting period. Broad U.S. stock market performance increased for the reporting period, with gains for the S&P 500® Index at 6.85%. Still, many investors’ portfolio returns were tempered during the reporting period by low-yielding fixed-income investments, as evidenced by the Barclays U.S. Aggregate Bond Index, which returned 1.78%. More market mending is still needed.

Yet, with preparation, poise and a patient forward-looking perspective, you may confidently pursue your goals no matter what the current economic or market climate. Nationwide has the wisdom and perspective that come from a long history of caring for our customers. For more than 80 years, we have nurtured our customers’ assets through all phases of market cycles. We are honored to now work with you.

Thank you for investing with Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the six-month reporting period ended January 31, 2014, the level of investment return in the markets varied greatly by asset class. U.S. equities experienced a broad-based rally, with the S&P 500® Index delivering a 6.85% return, and nearly all sectors and capitalization ranges showing strong performance for the reporting period. International equities results were mixed, with positive developed market performance offset by negative returns in emerging markets. Fixed-income returns were positive, primarily in the long-term and credit-sensitive segments.

In the United States, investment performance during the reporting period was affected by news from Washington and reports of uncertainty regarding emerging market economies. Equity market returns and bond yields reacted to actions by the Federal Reserve Board to decrease (taper) the asset purchase program, also known as Quantitative Easing (QE).

The S&P 500 Index registered negative performance in the first and last months of the reporting period (August 2013 and January 2014), but delivered strong performance from September through December 2013.

The best-performing sectors for the S&P 500 Index during the reporting period were technology, up 13.2%; industrials, up 11.7%; and health care, up 10.7%. Technology and industrials benefited from a strong earnings environment, while health care rallied in reaction to excitement surrounding new products. The weakest sectors during the reporting period were telecommunications, with -2.6%; consumer staples, with -0.2%; and utilities, with 1.1%. These three sectors were affected by investors’ move away from dividend-focused sectors as rates rose and cyclical exposure was preferred.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity was strong during the reporting period; third-quarter 2013 gross domestic product (GDP) growth of 4.1% was the second-highest quarterly result since March 2006. GDP growth decelerated to 3.2% in the fourth quarter of 2013 but remained above average in relation to other post-recession quarters. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) remaining below 2%. Despite job-creation levels coming in lower than during many past recoveries, the unemployment rate continued to decline during the reporting period, falling from 7.2% to 6.6%.

Throughout the reporting period, the performance of international stocks continued to be positive, but weaker relative to U.S. stocks. Europe was reminded of the fragile state of the banking systems of its weaker members, this time with Cyprus. Continued political tensions in Greece, sluggish European economic growth and worries about a U.S. tapering depressed relative returns through mid-2013 before the market rallied in response to the stabilization of political and banking system risk. Returns in Asia were mixed, with relative strength exhibited in Japan due to the prospect of renewed stimulus by Japan’s central bank and a beneficial exchange rate offset by weakness in the developing economies. Emerging market stocks were weak on concerns about slowing economic growth in China, political tensions in Brazil, Turkey, North Korea and the Middle East, and steadily declining commodity prices.

2

Economic Review (con’t.)

Performance in the fixed-income markets was driven by stabilization in interest rates during the reporting period. Long-term Treasury yields rose from 1.63% to 2.71% in the three months prior to the reporting period (May 1 through August 1), but showed little volatility during the reporting period, ending at 2.65%. Fixed-income returns were positive, as investors absorbed the news that the Fed will begin to taper the QE program. Long-term and credit-sensitive bonds delivered the strongest performance during the reporting period.

Index	Six-Month Total Return (as of 1/31/14)
Barclays Emerging Markets USD Aggregate Bond	1.16%
Barclays Municipal Bond	2.99%
Barclays U.S. 1-3 Year Government/Credit Bond	0.55%
Barclays U.S. 10-20 Year Treasury Bond	1.69%
Barclays U.S. Aggregate Bond	1.78%
Barclays U.S. Corporate High Yield	4.70%
MSCI Emerging Markets®	-0.33%
MSCI World ex USA	6.44%
Russell 1000® Growth	10.15%
Russell 1000® Value	4.63%
Russell 2000®	8.88%
S&P 500®	6.85%

3

Fund Commentary	Nationwide HighMark Bond Fund

For the semiannual period ended January 31, 2014, the Nationwide HighMark Bond Fund (Institutional Service Class) returned 2.13%* versus 1.78 % for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 199 funds as of January 31, 2014) was 2.77% for the same time period.

*	Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

Market Environment

The fixed-income markets were volatile during the reporting period due to uncertainty about fiscal and monetary policy, particularly regarding the future of the Federal Reserve’s bond purchase program. After months of hints from the Fed that it would begin to moderate its monthly bond purchases, the Fed ultimately decided at the September 2013 Federal Open Market Committee (FOMC) meeting not to make any changes. Since Treasury rates had risen more than 100 basis points on the expectation that monetary policy was about to be tightened, this came as a surprise to the markets, and interest rates reversed course and began falling. Treasury yields, which reached two-year highs in early September, fell rapidly as investors reassessed the timing of the Fed’s exit, reaching the period low in late October. Equities, high-yield bonds and emerging markets, having sold off in anticipation of reduced support from the central bank, also began substantial recoveries. It wasn’t long, however, until indications of firmer economic growth began to cause interest rates to rise once more. In addition, after a politically damaging government shutdown in October, the U.S. Congress managed to quickly pass a budget agreement in December 2013 to avoid another government shutdown. The resulting federal budget agreement is expected to have a slightly less negative impact on gross domestic product (GDP) in 2014, although the federal debt ceiling will need to be raised again, perhaps as soon as March, providing another potential flashpoint. On December 18, 2013, the FOMC finally took the first step toward ending the Fed’s bond purchases, deciding to “modestly reduce the pace of its asset purchases” from $85 billion per month to $75 billion, marking the beginning of the end of this previously unlimited program.

The Fed’s decision to scale back its bond purchases, along with stronger job growth, caused interest rates to begin rising once again in November 2013. Although the 10-year Treasury yield traded between 2.5% and 3.0% during the reporting period, most Treasury yields ended the reporting period at about the same level at which they began. The most significant changes occurred in the intermediate portion of the yield curve (a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds), but even there rates increased only 10 to 12 basis points for the reporting period. Short-term Treasury bills fell by a few basis points during the reporting period and continue to be anchored by the Fed’s commitment to keep the federal funds rate unchanged until the labor market shows substantial improvement. While the yield on the two-year Treasury climbed 2 basis points, the 10-year yield increased 7 basis points, and the 30-year bond yield declined 4 basis points during the reporting period.

Portfolio Performance

Risk assets staged a strong rally during the reporting period as improving U.S. economic data and solid company earnings, along with improved market sentiment and the continued search for yield, boosted market valuations. Investment-grade corporate bond spreads ended the period at 130 basis points, the tightest level since July 2007, while high-yield bond spreads finished at 421 basis points, below the long-term average of 600 basis points.

The Fund outperformed the benchmark index during the reporting period primarily as a result of the Fund’s overweight to corporate bonds, which outperformed Treasurys by 183 basis points. Individual issuers that contributed positively to Fund performance during the reporting period included the State of California, Los Angeles Department of Water and Power, British Air, Hewlett Packard and Ford, while issues that detracted from Fund performance included Verizon, CVS Caremark, Berkshire Hathaway,

4

Fund Commentary (cont’d)	Nationwide HighMark Bond Fund

Clorox and Transcontinental Gas. Duration positioning was a neutral factor during the reporting period as interest rates were little changed; however, rates increased approximately 10 to 12 basis points near the 5-year to 7-year area of the yield curve, which had a slightly negative impact on Fund performance.

Agency mortgage-backed securities rose during the period as option-adjusted spreads narrowed by 18 basis points. Agency mortgage spreads remained below long-term averages, supported by the Fed’s low-interest-rate policy and agency mortgage bond-buying mandate. The volume of mortgages issued at these low rates has kept the duration of the mortgage index near the longest in its history, 5.6 years at period end. The Fed continues to reinvest principal and interest payments from its existing portfolio into agency mortgage-backed securities in addition to those purchased under the quantitative easing (QE) program.

Outlook and Positioning

Our near-term outlook is for a gradual improvement in economic growth to put modest upward pressure on Treasury yields beyond two-year maturities. Short-term rates, however, are likely to continue to be anchored by the Fed’s commitment to “a highly accommodative stance of monetary policy…for a considerable time after the asset purchase program ends and the economic recovery strengthens.” Despite the announced reduction in bond purchases, the Fed continues to emphasize that there is no predetermined path for asset purchases and that future decisions regarding the pace remain dependent upon the Fed’s outlook for the labor market and inflation. Corporate bonds should continue to perform well in this environment as the economy slowly improves, valuations remain relatively attractive and the Fed continues to be supportive.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Jeffrey Klein, Gregory Lugosi,

E. Jack Montgomery and David Wines

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile and at a greater risk of default). The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview (Unaudited)	Nationwide HighMark Bond Fund

Objective

The Fund seeks total return through investments in fixed-income securities.

Highlights

•

For the semiannual period ended January 31, 2014, the Nationwide HighMark Bond Fund (Institutional Service Class) returned 2.13%, outperforming the benchmark by 0.35% and underperforming the Lipper peer category by 0.64%.

•

Risk assets staged a strong rally during the reporting period as improving U.S. economic data and solid company earnings, along with improved market sentiment and the continued search for yield, boosted market valuations.

•	Our near-term outlook is for a gradual improvement in economic growth to put modest upward pressure on Treasury yields beyond two-year maturities.

Asset Allocation†

Corporate Bonds	59.1%
U.S. Government Mortgage Backed Agencies	9.5%
Asset-Backed Securities	9.4%
Commercial Mortgage Backed Securities	6.5%
U.S. Treasury Notes	5.1%
Municipal Bonds	4.5%
Collateralized Mortgage Obligations	3.0%
Mutual Fund	1.6%
Yankee Dollar	0.5%
Sovereign Bond	0.4%
Bank Loan	0.3%
Other assets in excess of liabilities	0.1%
100.0%

Top Industries††

Diversified Financial Services	8.0%
Commercial Banks	7.7%
Automobiles	6.7%
Airlines	4.7%
Diversified Telecommunication Services	4.1%
Food & Staples Retailing	3.8%
Gas Utilities	3.7%
Electric Utilities	3.7%
Oil, Gas & Consumable Fuels	3.4%
Media	2.7%
Other Industries	51.5%
100.0%

Top Holdings††

U.S. Treasury Notes, 2.00%, 02/15/23	3.0%
Morgan Stanley Bank of America Merrill Lynch Trust, 1.31%, 08/15/46	2.1%
Verizon New England, Inc., 7.88%, 11/15/29	1.9%
Georgia-Pacific LLC, 8.00%, 01/15/24	1.9%
Metropolitan Water District of Southern California, RB, 6.95%, 07/01/40	1.8%
Mylan, Inc., 7.88%, 07/15/20	1.8%
Fidelity Institutional Money Market Fund — Institutional Class	1.6%
U.S. Treasury Notes, 1.00%, 05/31/18	1.5%
Petrohawk Energy Corp., 7.25%, 08/15/18	1.5%
California State, GO, 6.20%, 10/01/19	1.5%
Other Holdings	81.4%
100.0%

†	Percentages indicated are based upon net assets as of January 31, 2014.

††	Percentages indicated are based upon total investments as of January 31, 2014.

6

Fund Performance	Nationwide HighMark Bond Fund

Average Annual Total Return

(For periods ended January 31, 2014)

		Six Months*		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	2.04%		0.34%	6.05%	4.58%
	w/ SC2	(0.24)%		(1.93)%	5.58%	4.34%
Class C	w/o SC1	1.84%		(0.08)%	5.61%	4.14%
	w/ SC3	0.84%		(1.08)%	5.61%	4.14%
Institutional Service Class[4,5]	w/o SC	2.13%		0.57%	6.31%	4.84%
Institutional Class[4]	w/o SC	2.45%	[6]	—	—	—

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 2.25% front-end sales charge was deducted. Prior to December 1, 2005, the front-end sales charge was 3.25%.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective September 16, 2013 Fiduciary Shares were renamed Institutional Service Class Shares.

[6]	Since inception date of September 18, 2013. Not Annualized.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.15%	0.97%
Class C	1.40%	1.40%
Institutional Service Class	0.90%	0.72%
Institutional Class	0.65%	0.65%

*	Current effective prospectus dated September 16, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund's most recent prospectus for details.

7

Fund Performance	Nationwide HighMark Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide HighMark Bond Fund versus the Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 1/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Nationwide HighMark Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (August 1, 2013) and continued to hold your shares at the end of the reporting period (January 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from August 1, 2013 through January 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from August 1, 2013 through January 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Bond Fund January 31, 2014			Beginning Account Value ($) 08/01/13	Ending Account Value ($) 01/31/14	Expenses Paid During Period ($) 08/01/13 - 01/31/14	Expense Ratio During Period (%) 08/01/13 - 01/31/14
Class A Shares	Actual	[a]	1,000.00	1,020.40	4.94	0.97
	Hypothetical[a,b]		1,000.00	1,020.32	4.94	0.97
Class C Shares	Actual	[a]	1,000.00	1,018.40	7.07	1.39
	Hypothetical[a,b]		1,000.00	1,018.20	7.07	1.39
Institutional Service Class Shares[c]	Actual	[a]	1,000.00	1,021.30	3.67	0.72
	Hypothetical[a,b]		1,000.00	1,021.58	3.67	0.72
Institutional Class Shares	Actual	[d]	1,000.00	1,024.50	2.28	0.61
	Hypothetical[a,b]		1,000.00	1,022.13	3.11	0.61

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from August 1, 2013 through January 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

d	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from September 19, 2013 through January 31, 2014 to reflect the period from commencement of operations.

9

Statement of Investments

January 31, 2014 (Unaudited)

Nationwide HighMark Bond Fund

Asset-Backed Securities 9.4%

	Principal Amount	Market Value

Automobiles 5.5%
ARI Fleet Lease Trust, Series 2012-B, Class A, 0.46%, 01/15/21 (a)(b)	$2,501,413	$2,499,949
Avis Budget Rental Car Funding AESOP LLC, Series 2011-2A, Class A, 2.37%, 11/20/14 (b)	3,000,000	3,030,183
Enterprise Fleet Financing LLC, Series 2013-1, Class A2, 0.68%, 09/20/18 (b)	2,720,265	2,721,807
Hertz Vehicle Financing LLC, Series 2011-1A, Class A1, 2.20%, 03/25/16 (b)	3,500,000	3,546,169
Volkswagen Auto Loan Enhanced Trust, Series 2011-1, Class A4, 1.98%, 09/20/17	2,425,000	2,446,324
World Omni Auto Receivables Trust, Series 2011-A, Class A4, 1.91%, 04/15/16	3,603,858	3,625,182

		17,869,614

Electric Utilities 1.3%
AEP Texas Central Transition Funding LLC, Series 2012-1, Class A1, 0.88%, 12/01/18	4,176,158	4,174,541

Other 1.4%
CAL Funding Ltd., Series 2012-1A, Class A, 3.47%, 10/25/27 (b)	1,750,000	1,738,789
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A3, 5.09%, 08/01/15	325,106	325,106
Oncor Electric Delivery Transition Bond Co. LLC, Series 2004-1, Class A3, 5.29%, 05/15/18	2,206,762	2,340,866

		4,404,761

Student Loan 1.2%
SLM Student Loan Trust, Series 2011-2, Class A1, 0.76%, 11/25/27 (a)	3,738,629	3,762,710

Total Asset-Backed Securities (cost $29,926,614)		30,211,626

Bank Loan 0.3%

	Principal Amount	Market Value

Food Products 0.3%
HJ Heinz Co., Term Loan, 2.53%, 06/07/19 (a)	$995,000	$1,001,905

Total Bank Loans (cost $989,435)		1,001,905

Collateralized Mortgage Obligations 3.0%
Banc of America Mortgage Trust, Series 2003-7, Class A2, 4.75%, 09/25/18	1,212,211	1,221,870
Chase Mortgage Finance Trust, Series 2004-S1, Class A3, 5.50%, 02/25/19	570,034	576,481
Federal Home Loan Mortgage Corp. REMICS , 6.25%, 01/15/24	1,003,907	1,111,561
RFMSI Trust, Series 2004-S3, Class A1, 4.75%, 03/25/19	778,827	786,332
Sequoia Mortgage Trust Series 2012-1, Class 2A1, 3.47%, 01/25/42 (a)	935,202	935,219
Series 2012-2, Class A2, 3.50%, 04/25/42 (a)	1,643,877	1,641,686
Series 2013-1, Class 1A1, 1.45%, 02/25/43 (a)	2,813,364	2,674,558
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 2.62%, 12/25/33 (a)	534,767	540,572

Total Collateralized Mortgage Obligations (cost $9,573,574)		9,488,279

Commercial Mortgage Backed Securities 6.5%
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class A4, 5.01%, 02/15/38 (a)	4,467,475	4,591,006
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.74%, 11/10/46 (b)	3,123,540	3,273,732
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2004-PNC1, Class A4, 5.35%, 06/12/41 (a)	4,312,821	4,354,605
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class A1, 1.23%, 11/15/45	1,926,683	1,930,939

10

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A1, 1.31%, 08/15/46	$6,676,425	$6,703,287

Total Commercial Mortgage Backed Securities (cost $19,748,709)		20,853,569

Corporate Bonds 59.1%
Aerospace & Defense 0.5%
United Technologies Corp., 3.10%, 06/01/22	1,500,000	1,491,705

Airlines 4.6%
British Airways PLC, Series 2013-1, Class A, 4.63%, 06/20/24 (b)	3,600,000	3,816,000
Continental Airlines Pass Through Trust Series 1998-1, Class B, 6.75%, 03/15/17	418,933	448,258
Series 2010-1, Class A, 4.75%, 01/12/21	2,581,511	2,768,670
Delta Air Lines Pass Through Trust, Series 2011-1, Class A, 5.30%, 04/15/19	2,528,572	2,781,429
U.S. Airways Pass Through Trust, Series 2013-1, Class A, 3.95%, 11/15/25	3,250,000	3,250,000
United Airlines Pass Through Trust, Series 2013-1, Class A, 4.30%, 02/15/27	1,850,000	1,888,166

		14,952,523

Automobiles 1.1%
General Motors Co., 3.50%, 10/02/18 (b)	3,500,000	3,570,000

Biotechnology 1.3%
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 09/15/18	3,750,000	4,035,938

Capital Markets 0.3%
Lehman Brothers Holdings, Inc., 5.63%, 01/24/13	4,000,000	865,000

Commercial Banks 7.7%
Bank of New York Mellon Corp. (The), 1.35%, 03/06/18	4,250,000	4,205,347
BB&T Corp., 2.15%, 03/22/17	1,750,000	1,794,918
Branch Banking & Trust Co., 2.30%, 10/15/18	2,750,000	2,777,285
Capital One Financial Corp.
1.00%, 11/06/15	2,500,000	2,502,699
4.75%, 07/15/21	3,500,000	3,792,648

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
Fifth Third Bank, 1.45%, 02/28/18	$3,250,000	$3,207,284
Wells Fargo & Co.
5.63%, 12/11/17	3,000,000	3,445,383
1.50%, 01/16/18	1,000,000	997,837
Westpac Banking Corp., 2.25%, 07/30/18	2,125,000	2,155,308

		24,878,709

Computers & Peripherals 0.9%
Hewlett-Packard Co., 4.38%, 09/15/21	2,750,000	2,817,762

Consumer Finance 1.4%
Ford Motor Credit Co. LLC, 5.75%, 02/01/21	3,900,000	4,422,852

Containers & Packaging 1.4%
Ball Corp.
6.75%, 09/15/20	3,636,000	3,945,060
4.00%, 11/15/23	500,000	455,000

		4,400,060

Diversified Financial Services 8.0%
Bank of America Corp.
5.65%, 05/01/18	3,250,000	3,694,720
1.28%, 01/15/19 (a)	1,150,000	1,157,838
Citigroup, Inc., 3.88%, 10/25/23	3,600,000	3,542,289
General Electric Capital Corp., 2.30%, 04/27/17	4,000,000	4,125,969
JPMorgan Chase & Co.
4.25%, 10/15/20	4,400,000	4,690,824
3.20%, 01/25/23	4,500,000	4,314,280
NASDAQ OMX Group, Inc. (The), 5.25%, 01/16/18	2,750,000	3,018,780
Osprey Aircraft Leasing US-Three LLC, 2.21%, 06/21/25	1,300,554	1,280,208

		25,824,908

Diversified Telecommunication Services 4.1%
AT&T, Inc., 3.00%, 02/15/22	2,700,000	2,563,288
Verizon Communications, Inc., 6.55%, 09/15/43	950,000	1,140,323
Verizon Maryland LLC, 8.00%, 10/15/29	2,980,000	3,608,985
Verizon New England, Inc., 7.88%, 11/15/29	4,925,000	5,956,613

		13,269,209

11

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities 1.9%
MidAmerican Energy Holdings Co.
5.00%, 02/15/14	$400,000	$400,558
3.75%, 11/15/23 (b)	2,600,000	2,596,543
Oklahoma Gas & Electric Co., 6.65%, 07/15/27	2,500,000	3,093,388

		6,090,489

Food & Staples Retailing 3.8%
CVS Caremark Corp., 2.75%, 12/01/22	5,000,000	4,686,202
Kroger Co. (The), 3.40%, 04/15/22	3,750,000	3,703,407
Walgreen Co., 3.10%, 09/15/22	4,000,000	3,839,806

		12,229,415

Gas Utilities 3.7%
Energy Transfer Partners LP, 9.70%, 03/15/19	2,000,000	2,605,419
Kinder Morgan Energy Partners LP, 3.95%, 09/01/22	3,750,000	3,732,174
Magellan Midstream Partners LP
6.55%, 07/15/19	3,000,000	3,591,738
4.25%, 02/01/21	500,000	535,694
Transcontinental Gas Pipe Line Co. LLC, 7.25%, 12/01/26	1,200,000	1,504,578

		11,969,603

Health Care Providers & Services 1.0%
Laboratory Corp. of America Holdings, 4.63%, 11/15/20	3,000,000	3,247,727

Household Products 1.1%
Clorox Co. (The), 3.05%, 09/15/22	3,750,000	3,591,435

Information Technology Services 0.6%
International Business Machines Corp., 6.50%, 01/15/28	1,500,000	1,909,712

Insurance 2.5%
American International Group, Inc., 4.13%, 02/15/24	2,700,000	2,733,045
Berkshire Hathaway Finance Corp., 5.40%, 05/15/18	850,000	982,379
Berkshire Hathaway, Inc., 3.00%, 02/11/23	4,350,000	4,197,511

		7,912,935

Media 2.7%
Comcast Corp., 5.70%, 07/01/19	3,500,000	4,084,761

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
News America, Inc., 7.75%, 02/01/24	$1,000,000	$1,199,682
TCI Communications, Inc., 7.13%, 02/15/28	125,000	157,273
Time Warner Entertainment Co. LP, 8.38%, 03/15/23	2,750,000	3,298,200

		8,739,916

Metals & Mining 0.8%
Rio Tinto Finance USA Ltd., 6.50%, 07/15/18	2,250,000	2,674,631

Multiline Retail 1.3%
Macy’s Retail Holdings, Inc., 4.38%, 09/01/23	4,000,000	4,132,457

Oil, Gas & Consumable Fuels 3.4%
Cimarex Energy Co., 5.88%, 05/01/22	1,700,000	1,814,750
Petrobras International Finance Co., 3.88%, 01/27/16	4,000,000	4,103,896
Petrohawk Energy Corp., 7.25%, 08/15/18	4,550,000	4,874,188

		10,792,834

Paper & Forest Products 1.8%
Georgia-Pacific LLC, 8.00%, 01/15/24	4,500,000	5,953,550

Pharmaceuticals 1.8%
Mylan, Inc., 7.88%, 07/15/20 (b)	5,000,000	5,643,750

Real Estate Investment Trusts (REITs) 1.4%
Boston Properties LP, 4.13%, 05/15/21	3,200,000	3,349,222
ERP Operating LP, 4.63%, 12/15/21	1,210,000	1,299,720

		4,648,942

Total Corporate Bonds (cost $185,240,612)		190,066,062

Municipal Bonds 4.5%
California 4.5%
California State, GO, 6.20%, 10/01/19	4,000,000	4,773,760
Los Angeles, Department of Water & Power, RB, 6.57%, 07/01/45	2,900,000	3,822,809
Metropolitan Water District of Southern California, RB, 6.95%, 07/01/40	5,000,000	5,684,050

Total Municipal Bonds (cost $12,572,394)		14,280,619

12

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Bond Fund (Continued)

Sovereign Bond 0.4%

	Principal Amount	Market Value

CANADA 0.4%
Province of Saskatchewan Canada,
9.38%, 12/15/20	$1,000,000	$1,363,816

Total Sovereign Bond (cost $1,025,207)		1,363,816

U.S. Government Mortgage Backed Agencies 9.5%
Federal Home Loan Mortgage Corp. Gold Pool Pool# E01136 5.50%, 03/01/17	87,805	92,092
Pool# G11401 6.00%, 09/01/17	337,690	356,875
Pool# E01252 6.00%, 11/01/17	129,904	138,078
Pool# B14038 4.50%, 05/01/19	253,370	270,630
Pool# B15759 4.50%, 07/01/19	933,548	997,146
Pool# G11678 4.50%, 04/01/20	108,912	116,331
Pool# G11769 5.00%, 10/01/20	210,294	225,200
Pool# G13201 4.50%, 07/01/23	657,551	706,457
Pool# J15482 4.00%, 05/01/26	1,904,018	2,029,415
Federal Home Loan Mortgage Corp. Non Gold Pool Pool# 848191 2.36%, 12/01/34 (a)	1,460,596	1,542,024
Pool# 848134 2.91%, 06/01/39 (a)	454,296	480,729
Federal National Mortgage Association Pool Pool# 323654 6.50%, 04/01/14	709	710
Pool# 357119 6.00%, 05/01/16	79,432	82,752
Pool# 254003 6.00%, 10/01/16	123,532	129,522
Pool# 566881 5.50%, 01/01/17	59,967	63,013
Pool# 623489 5.50%, 02/01/17	32,024	33,493
Pool# 555170 6.00%, 11/01/17	235,328	247,374
Pool# 254546 5.50%, 12/01/17	377,056	399,216
Pool# 555872 5.00%, 11/01/18	92,704	98,086
Pool# 735521 5.50%, 03/01/20	2,079,702	2,226,751

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 292234 8.00%, 08/01/24	$1,617	$1,903
Pool# 931892 4.50%, 09/01/24	1,478,610	1,591,296
Pool# 293495 8.00%, 09/01/24	355	418
Pool# AD6156 4.00%, 05/01/25	582,763	623,079
Pool# 303300 8.50%, 05/01/25	11,232	13,441
Pool# AE3066 3.50%, 09/01/25	3,009,350	3,179,684
Pool# AE0552 5.00%, 09/01/25	1,768,137	1,908,038
Pool# AE5487 3.50%, 10/01/25	1,336,068	1,412,526
Pool# 342718 6.50%, 05/01/26	54,542	61,601
Pool# AJ4093 3.50%, 10/01/26	3,741,420	3,950,852
Pool# 250764 7.50%, 12/01/26	76,915	89,916
Pool# 251497 6.00%, 12/01/27	447	497
Pool# 402854 6.00%, 12/01/27	10,740	11,878
Pool# 415652 6.50%, 03/01/28	5,564	6,264
Pool# 421427 6.50%, 04/01/28	54,780	62,157
Pool# 432037 6.00%, 07/01/28	100,515	111,592
Pool# 437979 6.00%, 08/01/28	36,186	40,197
Pool# 444861 6.00%, 10/01/28	44,338	49,374
Pool# 446099 6.00%, 10/01/28	22,678	25,109
Pool# 440738 6.00%, 12/01/28	158,607	176,242
Pool# 450653 6.00%, 12/01/28	109,691	121,694
Pool# 453865 6.00%, 12/01/28	49,569	55,195
Pool# 252212 6.50%, 01/01/29	217,249	246,301
Pool# 484939 6.50%, 06/01/29	49,515	56,268
Pool# 504076 6.50%, 06/01/29	95,262	108,038
Pool# 252570 6.50%, 07/01/29	101,975	115,387

13

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 506638 6.50%, 08/01/29	$46,308	$52,375
Pool# 535300 6.50%, 05/01/30	120,379	136,156
Pool# 539932 7.00%, 05/01/30	35,511	41,326
Pool# 524343 8.00%, 06/01/30	5,331	6,444
Pool# 725027 5.00%, 11/01/33	1,828,686	2,006,223
Pool# 725205 5.00%, 03/01/34	623,493	684,002
Pool# 829431 2.25%, 01/01/36 (a)	2,192,979	2,328,797
Government National Mortgage Association I Pool Pool# 206599 8.00%, 05/15/17	631	641
Pool# 348637 7.50%, 05/15/23	39,062	44,752
Pool# 354696 6.50%, 12/15/23	15,007	16,997
Pool# 369270 6.50%, 12/15/23	3,498	3,976
Pool# 368335 6.50%, 01/15/24	5,503	6,261
Pool# 359986 7.50%, 01/15/24	942	1,102
Pool# 362734 7.50%, 01/15/24	526	610
Pool# 368677 7.50%, 01/15/24	18,728	21,814
Pool# 371909 6.50%, 02/15/24	40,138	45,519
Pool# 392055 7.00%, 04/15/24	11,884	13,489
Pool# 442138 8.00%, 11/15/26	86,107	102,749
Pool# 439463 8.00%, 12/15/26	34,203	40,024
Pool# 399109 7.50%, 02/15/27	14,157	16,783
Pool# 435777 7.50%, 02/15/27	4,082	4,839
Pool# 445661 7.50%, 07/15/27	10,774	12,792
Pool# 443887 7.50%, 08/15/27	7,019	8,346
Pool# 450591 7.50%, 08/15/27	1,029	1,223
Pool# 453295 7.50%, 08/15/27	570	676

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 455381 7.50%, 08/15/27	$7,436	$8,807
Pool# 446699 6.00%, 08/15/28	56,445	64,456
Pool# 460906 6.00%, 09/15/28	45,852	52,243
Pool# 482748 6.00%, 09/15/28	122,511	139,910
Pool# 476969 6.50%, 01/15/29	136,038	155,858
Pool# 781029 6.50%, 05/15/29	248,322	286,134
Pool# 503106 6.50%, 06/15/29	17,068	19,679

Total U.S. Government Mortgage Backed Agencies (cost $29,462,347)		$30,579,844

U.S. Treasury Notes 5.1%
U.S. Treasury Notes
1.00%, 05/31/18	5,000,000	4,940,625
2.00%, 02/15/23	10,000,000	9,534,375
2.75%, 11/15/23	2,000,000	2,014,375

Total U.S. Treasury Notes (cost $17,001,616)		16,489,375

Yankee Dollar 0.5%
Electric Utilities 0.5%
Hydro Quebec, 8.05%, 07/07/24	1,125,000	1,531,424

Total Yankee Dollar (cost $1,125,000)		1,531,424

Mutual Fund 1.6%

	Shares	Market Value

Money Market Fund 1.6%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (c)	5,190,171	5,190,171

Total Mutual Fund (cost $5,190,171)		5,190,171

Total Investments (cost $311,855,679) (d) — 99.9%		321,056,690

Other assets in excess of liabilities — 0.1%		307,226

NET ASSETS — 100.0%		$321,363,916

14

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Bond Fund (Continued)

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on January 31, 2014. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at January 31, 2014 was $32,436,922 which represents 10.09% of net assets.

(c)	Represents 7-day effective yield as of January 31, 2014.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

GO	General Obligation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

PLC	Public Limited Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Nationwide HighMark Bond Fund
Assets:
Investments, at value (cost $311,855,679)	$321,056,690
Interest and dividends receivable	2,528,872
Receivable for investments sold	34,654
Receivable for capital shares issued	662,322
Prepaid expenses	20,524

Total Assets	324,303,062

Liabilities:
Payable for investments purchased	2,113,828
Distributions payable	307,304
Payable for capital shares redeemed	222,142
Accrued expenses and other payables:
Investment advisory fees	140,382
Fund administration fees	18,210
Distribution fees	11,258
Administrative servicing fees	49,412
Accounting and transfer agent fees	11,376
Trustee fees	5,477
Deferred compensation (Note 2)	26,333
Custodian fees	1,931
Compliance program costs (Note 3)	1,610
Professional fees	21,270
Printing fees	8,293
Other	320

Total Liabilities	2,939,146

Net Assets	$321,363,916

Represented by:
Capital	$312,055,648
Accumulated distributions in excess of net investment income	(43,589)
Accumulated net realized gains from investment transactions	150,846
Net unrealized appreciation/(depreciation) from investments	9,201,011

Net Assets	$321,363,916

Net Assets:
Class A Shares	$22,230,949
Class C Shares	9,686,173
Institutional Service Class Shares	289,436,548
Institutional Class Shares	10,246

Total	$321,363,916

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,067,831
Class C Shares	906,116
Institutional Service Class Shares	26,427,443
Institutional Class Shares	936

Total	29,402,326

16

Statement of Assets and Liabilities (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.75
Class C Shares (b)	$10.69
Institutional Service Class Shares	$10.95
Institutional Class Shares	$10.95
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.00

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.75% on sales of shares of original purchases of $500,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Six Months Ended January 31, 2014 (Unaudited)

Nationwide HighMark Bond Fund
INVESTMENT INCOME:
Interest income	$5,930,336
Dividend income	1,401

Total Income	5,931,737

EXPENSES:
Investment advisory fees	830,179
Fund administration fees	144,114
Distribution fees Class A	30,648
Distribution fees Class B (a)	74
Distribution fees Class C	45,485
Administrative servicing fees Class A	17,122
Administrative servicing fees Class B (a)	25
Administrative servicing fees Institutional Service Class (b)	207,412
Registration and filing fees	28,657
Professional fees	29,078
Printing fees	16,820
Trustee fees	6,726
Custodian fees	7,162
Accounting and transfer agent fees	20,833
Compliance program costs (Note 3)	1,991
Other	24,021

Total expenses before earnings credit, fees waived, and expenses reimbursed	1,410,347

Earnings credit (Note 4)	(224)
Administrative servicing fees voluntarily waived – Class A (Note 3)	(5,835)
Administrative servicing fees voluntarily waived – Institutional Service Class (b) (Note 3)	(69,913)
Expenses reimbursed by adviser (Note 3)	(57,249)

Net Expenses	1,277,126

NET INVESTMENT INCOME	4,654,611

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	272,016
Net change in unrealized appreciation/(depreciation) from investments	1,703,587

Net realized/unrealized gains from investments	1,975,603

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,630,214

(a)	Effective September 16, 2013, Class B Shares were converted into Class A Shares.

(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	Nationwide HighMark Bond Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
Operations:
Net investment income	$4,654,611		$9,849,670
Net realized gains from investment transactions	272,016		9,617,231
Net change in unrealized appreciation/(depreciation) from investments	1,703,587		(20,179,034)

Change in net assets resulting from operations	6,630,214		(712,133)

Distributions to Shareholders From:
Net investment income:
Class A	(333,764)		(970,780)
Class B (a)	(125)		(2,623)
Class C	(139,721)		(388,979)
Institutional Service Class (b)	(4,332,031)		(9,320,669)
Institutional Class	(116	)(c)	–
Net realized gains:
Class A	(556,524)		(510,196)
Class B (a)	–		(1,648)
Class C	(253,730)		(237,798)
Institutional Service Class (b)	(6,797,971)		(4,233,165)
Institutional Class	(235	)(c)	–

Change in net assets from shareholder distributions	(12,414,217)		(15,665,858)

Change in net assets from capital transactions	(24,457,098)		(18,007,338)

Change in net assets	(30,241,101)		(34,385,329)

Net Assets:
Beginning of period	351,605,017		385,990,346

End of period	$321,363,916		$351,605,017

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(43,589)		$107,557

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$560,953		$5,284,159
Dividends reinvested	719,600		1,175,363
Cost of shares redeemed	(5,151,596)		(23,227,122)

Total Class A Shares	(3,871,043)		(16,767,600)

Class B Shares (a)
Proceeds from shares issued	3		4,083
Dividends reinvested	93		3,700
Cost of shares redeemed	(78,241)		(141,856)

Total Class B Shares	(78,145)		(134,073)

Class C Shares
Proceeds from shares issued	$128,919		$6,097,969
Dividends reinvested	260,679		385,574
Cost of shares redeemed	(5,607,596)		(6,245,598)

Total Class C Shares	(5,217,998)		237,945

(a)	Effective September 16, 2013, Class B Shares were converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.

19

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Bond Fund
	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (b)
Proceeds from shares issued	$19,707,825	$77,556,706
Dividends reinvested	8,685,778	9,435,633
Cost of shares redeemed	(43,693,866)	(88,335,949)

Total Institutional Service Class Shares	(15,300,263)	(1,343,610)

Institutional Class Shares
Proceeds from shares issued	10,000 (c)	–
Dividends reinvested	351 (c)	–
Cost of shares redeemed	– (c)	–

Total Institutional Class Shares	10,351 (c)	–

Change in net assets from capital transactions	$(24,457,098)	$(18,007,338)

SHARE TRANSACTIONS:
Class A Shares
Issued	51,584	465,233
Reinvested	67,159	103,825
Redeemed	(475,545)	(2,053,587)

Total Class A Shares	(356,802)	(1,484,529)

Class B Shares (a)
Issued	–	356
Reinvested	9	328
Redeemed	(7,277)	(12,533)

Total Class B Shares	(7,268)	(11,849)

Class C Shares
Issued	12,023	539,509
Reinvested	24,467	34,278
Redeemed	(519,517)	(560,950)

Total Class C Shares	(483,027)	12,837

Institutional Service Class Shares (b)
Issued	1,783,584	6,723,082
Reinvested	796,572	819,418
Redeemed	(3,973,676)	(7,721,823)

Total Institutional Service Class Shares	(1,393,520)	(179,323)

Institutional Class Shares
Issued	903 (c)	–
Reinvested	33 (c)	–
Redeemed	– (c)	–

Total Institutional Class Shares	936 (c)	–

Total change in shares	(2,239,681)	(1,662,864)

Amounts designated as “–“are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Class B Shares were converted into Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Bond Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$10.94	0.14	0.08	0.22	(0.15)	(0.26)	(0.41)	$10.75	2.04%	$22,230,949	0.97%	2.61%	1.06%	19.68%
Year Ended July 31, 2013 (f)	$11.42	0.27	(0.31)	(0.04)	(0.29)	(0.15)	(0.44)	$10.94	(0.41%)	$26,524,432	0.97%	2.35%	1.24%	53.00%
Year Ended July 31, 2012 (f)	$11.28	0.34	0.40	0.74	(0.36)	(0.24)	(0.60)	$11.42	6.87%	$44,658,869	0.99%	3.05%	1.25%	44.00%
Year Ended July 31, 2011 (f)	$11.21	0.38	0.18	0.56	(0.40)	(0.09)	(0.49)	$11.28	5.09%	$29,448,806	1.04%	3.45%	1.26%	58.00%
Year Ended July 31, 2010 (f)	$10.61	0.43	0.62	1.05	(0.45)	–	(0.45)	$11.21	10.08%	$28,951,830	1.03%	3.97%	1.25%	32.00%
Year Ended July 31, 2009 (f)	$10.31	0.44	0.31	0.75	(0.45)	–	(0.45)	$10.61	7.58%	$22,725,897	1.02%	4.32%	1.24%	41.00%

Class C Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$10.88	0.12	0.08	0.20	(0.13)	(0.26)	(0.39)	$10.69	1.84%	$9,686,173	1.39%	2.18%	1.43%	19.68%
Year Ended July 31, 2013 (f)	$11.36	0.21	(0.30)	(0.09)	(0.24)	(0.15)	(0.39)	$10.88	(0.84%)	$15,111,946	1.40%	1.92%	1.49%	53.00%
Year Ended July 31, 2012 (f)	$11.22	0.29	0.40	0.69	(0.31)	(0.24)	(0.55)	$11.36	6.36%	$15,638,520	1.42%	2.62%	1.50%	44.00%
Year Ended July 31, 2011 (f)	$11.15	0.33	0.18	0.51	(0.35)	(0.09)	(0.44)	$11.22	4.77%	$7,773,796	1.47%	3.02%	1.51%	58.00%
Year Ended July 31, 2010 (f)	$10.56	0.38	0.61	0.99	(0.40)	–	(0.40)	$11.15	9.58%	$4,164,326	1.46%	3.54%	1.50%	32.00%
Year Ended July 31, 2009 (f)	$10.25	0.40	0.32	0.72	(0.41)	–	(0.41)	$10.56	7.29%	$1,309,168	1.45%	3.89%	1.49%	41.00%

Institutional Service Class Shares (g)
Six Months Ended January 31, 2014 (f) (Unaudited)	$11.14	0.16	0.07	0.23	(0.16)	(0.26)	(0.42)	$10.95	2.13%	$289,436,548	0.72%	2.82%	0.80%	19.68%
Year Ended July 31, 2013 (f)	$11.62	0.30	(0.31)	(0.01)	(0.32)	(0.15)	(0.47)	$11.14	(0.15%)	$309,889,434	0.72%	2.60%	0.99%	53.00%
Year Ended July 31, 2012 (f)	$11.46	0.38	0.41	0.79	(0.39)	(0.24)	(0.63)	$11.62	7.11%	$325,475,420	0.74%	3.30%	1.00%	44.00%
Year Ended July 31, 2011 (f)	$11.38	0.42	0.18	0.60	(0.43)	(0.09)	(0.52)	$11.46	5.45%	$337,142,952	0.79%	3.70%	1.01%	58.00%
Year Ended July 31, 2010 (f)	$10.77	0.47	0.62	1.09	(0.48)	–	(0.48)	$11.38	10.29%	$330,317,720	0.78%	4.23%	1.00%	32.00%
Year Ended July 31, 2009 (f)	$10.45	0.47	0.33	0.80	(0.48)	–	(0.48)	$10.77	7.93%	$307,013,876	0.77%	4.57%	0.99%	41.00%

Institutional Class Shares
Period Ended January 31, 2014 (f)(h) (Unaudited)	$11.07	0.13	0.14	0.27	(0.13)	(0.26)	(0.39)	$10.95	2.45%	$10,246	0.61%	3.09%	0.61%	19.68%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(h)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014. Total return is calculated based on inception date of September 18, 2013 through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

21

Fund Commentary	Nationwide HighMark California Intermediate Tax Free Bond Fund

For the semiannual period ended January 31, 2014, the Nationwide HighMark California Intermediate Tax Free Bond Fund (Institutional Service Class) returned 2.88%* versus 2.61% for its benchmark, the Barclays 7-Year Municipal Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of California Intermediate Municipal Debt Funds (consisting of 40 funds as of January 31, 2014) was 2.74% for the same time period.

*	Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

Market Environment

Throughout the reporting period, the market continued to brace for the eventual tapering (gradual reduction) of the Federal Reserve’s accommodative monetary policy known as qualitative easing (QE). The effect of this sentiment was to cause a steepening of the municipal bond yield curve (a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds). While long yields rose approximately 9 basis points, shorter yields fell 7 basis points during the reporting period as investors shortened their portfolio duration in an effort to be more defensive.

As the yield curve steepened, investors continued to experience losses during the reporting period. This resulted in additional mutual fund redemptions, forcing fund managers to sell bonds to raise cash, which caused additional losses and then additional redemptions.

Credit spreads stabilized following a considerable widening, as the City of Detroit’s bankruptcy and a panic over Puerto Rico’s financial situation shook the market for much of 2013.

Puerto Rico was a consistent underperformer throughout the reporting period as news of budget deficits, a slowing economy and the island’s massive debt load spooked investors. These factors caused both mutual fund portfolio managers and individual investors to dump their Puerto Rican exposure, pushing yields to more than 10% for the reporting period.

The Fund’s lack of exposure to investments in Puerto Rico, shorter-than-benchmark duration and high average coupon positioning supported Fund performance for the reporting period.

Portfolio Performance

The Fund’s positioning on the yield curve during the reporting period, laddered with an average duration shorter than its benchmark index provided protection in a rising-interest-rate environment, coupled with a steepening yield curve. The Fund’s premium coupon position also provided protection in this environment, as the position served to lower the Fund’s duration for a given maturity.

The Fund’s high credit quality provided outperformance during the reporting period as bonds rated AAA and AA outperformed lower-quality securities, especially those rated BBB and lower. In addition, the Fund’s lack of exposure to Puerto Rico, which was the worst performer of all the U.S. states and territories, registering -13.83% for the reporting period per the Fund’s benchmark index, provided strong relative performance for the Fund.

Outlook and Positioning

While it’s likely that rising yields and a steepening yield curve will hurt the Fund on an absolute basis during the next 12 months, the Fund’s current positioning may provide positive relative performance versus the benchmark index and Lipper peer category.

The Fund did not hold any derivatives at period end.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Robert Bigelow, Raymond Mow and David Wines

The Fund is subject to the risks of investing in fixed-income securities. By concentrating its investments in bonds issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). The Fund may invest in municipal securities that generate interest that is subject to alternative minimum tax (“AMT”). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

22

Fund Overview (Unaudited)	Nationwide HighMark California Intermediate Tax Free Bond Fund

Objective

The Fund seeks to provide high current income that is exempt from federal income tax and California personal income tax.

Highlights

•

For the semiannual period ended January 31, 2014, the Nationwide HighMark California Intermediate Tax Free Bond Fund (Institutional Service Class) returned 2.88%, outperforming the benchmark by 0.27% and the Lipper peer category by 0.14%.

•	The Fund’s lack of exposure to investments in Puerto Rico, shorter-than-benchmark duration and high average coupon positioning supported Fund performance for the reporting period.

Asset Allocation†

Municipal Bonds	98.2%
Other assets in excess of liabilities	1.8%
100.0%

Top Holdings††

California State, Economic Recovery, Refunding, GO, 5.25%, 07/01/21	2.4%
San Diego, Public Facilities Financing Authority, Sewer Revenue, Refunding, RB, 5.50%, 05/15/23	2.1%
California State, Department of Water Resources, Central Valley Project, Refunding, RB, 5.00%, 12/01/22	1.8%
Southern California, Public Power Authority, Power Project Revenue, Canyon Power, Refunding, RB, 5.00%, 07/01/25	1.7%
Los Angeles, Refunding, GO, 5.00%, 09/01/23	1.5%
Orange County, Sanitation District, COP, AGM Insured, 5.00%, 02/01/23	1.5%
Los Angeles, Water & Power Department Revenue, Power System, Refunding, RB, 5.00%, 07/01/22	1.4%
Peralta, Community College District, Refunding, GO, 5.00%, 08/01/20	1.3%
University of California, Limited Project Revenue, Refunding, RB, 5.00%, 05/15/24	1.3%
San Francisco City & County, Airport Commission, International Airport Revenue, Second Series, Issue 32F, Refunding, RB, National-RE FGIC Insured, 5.25%, 05/01/19	1.3%
Other Holdings	83.7%
100.0%

†	Percentages indicated are based upon net assets as of January 31, 2014.

††	Percentages indicated are based upon total investments as of January 31, 2014.

23

Fund Performance	Nationwide HighMark California Intermediate Tax Free Bond Fund

Average Annual Total Return

(For periods ended January 31, 2014)

		Six Months*		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	2.87%		0.36%	3.27%	3.15%
	w/ SC2	0.60%		(1.87)%	2.80%	2.92%
Class C	w/o SC1	2.55%		(0.18)%	2.81%	2.67%
	w/ SC3	1.55%		(1.18)%	2.81%	2.67%
Institutional Service Class[4,5]	w/o SC	2.88%		0.51%	3.51%	3.40%
Institutional Class[4]	w/o SC	2.44%	[6]	—	—	—

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 2.25% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective September 16, 2013 Fiduciary Shares were renamed Institutional Service Class Shares.

[6]	Since inception date of September 18, 2013. Not Annualized.
Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.15%	0.79%
Class C	1.40%	1.24%
Institutional Service Class	0.90%	0.54%
Institutional Class	0.65%	0.49%

*	Current effective prospectus dated September 16, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund's most recent prospectus for details.

24

Fund Performance	Nationwide HighMark California Intermediate Tax Free Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide HighMark California Intermediate Tax Free Bond Fund versus the Barclays 7-Year Municipal Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 1/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

25

Shareholder Expense Example	Nationwide HighMark California Intermediate Tax Free Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (August 1, 2013) and continued to hold your shares at the end of the reporting period (January 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from August 1, 2013 through January 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from August 1, 2013 through January 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark California Intermediate Tax Free Bond Fund January 31, 2014			Beginning Account Value ($) 08/01/13	Ending Account Value ($) 01/31/14	Expenses Paid During Period ($) 08/01/13 - 01/31/14	Expense Ratio During Period (%) 08/01/13 - 01/31/14
Class A Shares	Actual	[a]	1,000.00	1,028.70	4.04	0.79
	Hypothetical	[a,b]	1,000.00	1,021.22	4.02	0.79
Class C Shares	Actual	[a]	1,000.00	1,025.50	6.33	1.24
	Hypothetical	[a,b]	1,000.00	1,018.95	6.31	1.24
Institutional Service	Actual	[a]	1,000.00	1,028.80	2.76	0.54
Class Shares[c]	Hypothetical	[a,b]	1,000.00	1,022.48	2.75	0.54
Institutional	Actual	[d]	1,000.00	1,024.40	1.83	0.49
Class Shares	Hypothetical	[a,b]	1,000.00	1,022.74	2.50	0.49

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from August 1, 2013 through January 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

d	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from September 19, 2013 through January 31, 2014 to reflect the period from commencement of operations.

26

Statement of Investments

January 31, 2014 (Unaudited)

Nationwide HighMark California Intermediate Tax Free Bond Fund

Municipal Bonds 98.2%

	Principal Amount	Market Value

California 98.2%
Alhambra, Unified School District, Refunding, GO Series A, 5.00%, 08/01/20	$495,000	$579,061
Series A, 5.00%, 08/01/21	450,000	524,754
Alhambra, Unified School District, Election 2004, GO, AGM Insured, Series B, 5.25%, 08/01/23	1,150,000	1,277,121
Atascadero, Unified School District, Election 2010, GO, AGM Insured, Series A, 5.25%, 08/01/25	345,000	388,829
Bay Area Toll Authority, San Francisco Bay Area, Refunding, RB Series F-1, 5.25%, 04/01/23	1,695,000	1,953,487
Series F-1, 5.00%, 04/01/24	665,000	769,804
Bay Area Water Supply & Conservation Agency, Capital Cost Recovery Prepayment Program, RB, Series A, 4.00%, 10/01/19	845,000	965,497
Burlingame, Elementary School District, Refunding, GO, AGM Insured, 5.25%, 07/15/16	795,000	889,859
California Educational Facilities Authority, Pepperdine University, Refunding, RB, Series 2012, 5.00%, 09/01/24	405,000	467,755
California State, Department of Water Resources, Central Valley Project, Prerefunded Balance, RB, National-RE Insured, Series AC, 5.00%, 12/01/21	85,000	88,433
California State, Department of Water Resources, Central Valley Project, Refunding, ETM, RB, AGM Insured, Series W, 5.50%, 12/01/14	10,000	10,445
California State, Department of Water Resources, Central Valley Project, Refunding, RB, Series AE, 5.00%, 12/01/22	3,085,000	3,552,532
California State, Department of Water Resources, Power Supply Revenue, RB, Sub-Series F-5, 5.00%, 05/01/22	1,325,000	1,522,703
California State, Department of Water Resources, Power Supply Revenue, Refunding, RB, AGM Insured Series H, 5.00%, 05/01/21	1,485,000	1,719,897
Series H, 5.00%, 05/01/22	1,770,000	2,035,695
California State, Economic Recovery, National-RE Insured, GO, Series A, 5.00%, 07/01/15	1,250,000	1,275,700
California State, Economic Recovery, Refunding, GO Series A, 5.00%, 07/01/20	555,000	656,959
Series A, 5.25%, 07/01/21	4,000,000	4,745,520

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
California State, Educational Facilities Authority Revenue, Santa Clara University, RB 5.25%, 04/01/23	$250,000	$277,718
5.25%, 04/01/24	695,000	765,313
California State, GO, 5.00%, 11/01/24	2,000,000	2,297,740
California State, Public Works Board, Lease Revenue, Regents of the University of California, ETM, RB Series G, 5.00%, 12/01/17	1,525,000	1,774,246
Series G, 5.00%, 12/01/21	1,000,000	1,213,850
California State, Refunding, GO, 5.00%, 12/01/17	1,545,000	1,726,877
California State, Refunding, GO, AMBAC Insured, 5.00%, 11/01/17	1,000,000	1,154,690
California State, University, Systemwide, RB, Series A, 5.25%, 11/01/22	255,000	290,251
California State, University, Systemwide, Refunding, RB Series A, 5.00%, 11/01/25	945,000	1,049,460
Series A, 5.00%, 11/01/26	1,500,000	1,654,890
California State, Various Purposes, GO 5.25%, 10/01/21	1,000,000	1,185,640
5.63%, 04/01/25	2,030,000	2,346,254
Campbell, Unified High School District, Refunding, GO, 5.25%, 08/01/25	695,000	790,632
Cerritos, Community College District, Election 2004, GO Series C, 5.25%, 08/01/24	450,000	514,404
Series C, 5.25%, 08/01/25	750,000	853,200
Chaffey, Community College District, Election 2002, GO, Series E, 5.00%, 06/01/23	1,000,000	1,175,350
Chaffey, Unified High School District, Refunding, GO, National-RE FGIC Insured, 5.00%, 08/01/15	1,100,000	1,178,639
Chino Valley, Unified School District, Election 2002, Refunding, GO, Series A, 5.00%, 08/01/23	975,000	1,126,027
Citrus, Community College District, Election 2004, GO, Series C, 5.25%, 06/01/25	545,000	618,542
Corona-Norco, Unified School District, Election 2006, GO, Series E, 5.00%, 08/01/16	920,000	1,022,240
Desert Sands, Unified School District, Election 2001, GO 5.75%, 08/01/19	865,000	1,029,436
5.25%, 08/01/20	610,000	703,428

27

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark California Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
5.25%, 08/01/22	$800,000	$914,464
5.50%, 08/01/25	590,000	675,267
El Camino, Community College District, Refunding, GO, 5.00%, 08/01/21	1,250,000	1,496,925
El Camino, Community College District, Refunding, GO, AGM Insured, 5.00%, 08/01/16	1,000,000	1,070,250
Fallbrook, Union Elementary School District, San Diego County, Election 2002, Refunding, GO, Series A, 5.00%, 08/01/23	720,000	843,941
Fontana, Unified School District, Unrefunded Balance, GO, AGM Insured, Series A, 5.25%, 08/01/19	40,000	41,001
Gavilan, Joint Community College District, Refunding, GO, 5.00%, 08/01/21	1,000,000	1,192,190
Gilroy, Unified School District, Election 2008, GO, AGM Insured Series A, 5.25%, 08/01/22	1,945,000	2,235,350
Series A, 6.00%, 08/01/25	1,400,000	1,638,378
Grant, Joint Union High School District, Election 2006, GO, AGM Insured, 5.00%, 08/01/21	975,000	1,088,451
Hayward, Unified School District, Election 2008, GO, 5.00%, 08/01/25	1,000,000	1,081,300
Imperial, Irrigation District, Electric Revenue, Refunding, RB Series B, 5.00%, 11/01/26	2,600,000	2,821,390
Kern, High School District, Refunding, GO 4.00%, 08/01/18	430,000	484,898
4.00%, 08/01/19	740,000	839,049
5.00%, 08/01/22	575,000	680,524
Long Beach, Community College District, Election 2008, Refunding, GO, Series A, 5.00%, 06/01/24	465,000	521,298
Long Beach, Harbor Revenue, Refunding, RB, Series B, 5.00%, 05/15/24	1,845,000	2,074,444
Long Beach, Unified School District, Election 2008, GO Series A, 4.00%, 08/01/14	180,000	183,416
Series A, 5.25%, 08/01/24	200,000	229,844
Series A, 5.25%, 08/01/25	1,640,000	1,884,721
Long Beach, Unified School District, Refunding, GO, Series B, 5.25%, 08/01/24	1,570,000	1,794,698
Los Angeles County, Public Works Financing Authority Revenue, Regional Park & Open Space, Refunding, AGM Insured, 5.00%, 10/01/15	445,000	479,977

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
Los Angeles, Airport Department Revenue, Los Angeles International Airport, RB Series C, 5.25%, 05/15/21	$1,000,000	$1,137,850
Series D, 5.00%, 05/15/24	1,100,000	1,252,471
Los Angeles, Airport Department Revenue, Los Angeles International Airport, Refunding, RB Series A, 5.25%, 05/15/22	500,000	569,775
Series A, 5.00%, 05/15/23	1,000,000	1,153,870
Los Angeles, Community College District, Election 2001, GO, National-RE FGIC Insured, Series A, 5.00%, 08/01/23	500,000	562,355
Los Angeles, Community College District, Election 2003, GO, AGM Insured Series E, 5.00%, 08/01/17	1,000,000	1,110,330
Series E, 5.00%, 08/01/23	1,360,000	1,502,079
Los Angeles, Community College District, Election 2008, GO Series A, 5.50%, 08/01/22	1,695,000	1,975,387
Series A, 5.50%, 08/01/24	1,200,000	1,391,100
Los Angeles, GO, Series A, 5.00%, 09/01/24	950,000	1,102,665
Los Angeles, GO, National-RE Insured, Series 2006-A, 5.00%, 09/01/24	1,430,000	1,571,713
Los Angeles, Harbor Department Revenue, RB Series A, 5.00%, 08/01/20	2,090,000	2,441,413
Series A, 5.25%, 08/01/21	350,000	406,595
Los Angeles, Refunding, GO, Series A, 5.00%, 09/01/23	2,515,000	2,952,509
Los Angeles, Refunding, GO, AGM Insured, Series B, 5.00%, 09/01/16	1,080,000	1,161,248
Los Angeles, Unified School District, Elcetion 2002, GO, Series D, 5.25%, 07/01/24	1,000,000	1,163,430
Los Angeles, Unified School District, Elcetion 2004, GO, Series I, 5.00%, 07/01/25	1,910,000	2,169,053
Los Angeles, Unified School District, Election 2008, GO, FGIC Insured, Series F, 5.00%, 07/01/19	680,000	752,359
Los Angeles, Waste Water System Revenue, Senior Lien, Refunding, RB, Series B, 5.00%, 06/01/24	1,535,000	1,797,347
Los Angeles, Water & Power Department Revenue, Power System, RB, Series A-2, 5.00%, 07/01/15	575,000	614,704
Los Angeles, Water & Power Department Revenue, Power System, RB, AGM Insured, Sub-Series A-2, 5.00%, 07/01/25	2,000,000	2,118,240

28

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark California Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
Los Angeles, Water & Power Department Revenue, Power System, Refunding, RB
Series A, 5.00%, 07/01/18	$1,425,000	$1,681,486
Series A, 5.00%, 07/01/22	2,380,000	2,822,156
Manteca, Sewer Revenue, Refunding, RB, 5.00%, 12/01/22	1,580,000	1,820,334
Modesto, Irrigation District, Capital Improvements, COP, Series A, 5.50%, 10/01/25	1,500,000	1,664,715
Modesto, Irrigation District, Electric Revenue, Refunding, RB
Series A, 5.00%, 07/01/20	535,000	631,915
Series A, 5.00%, 07/01/21	750,000	885,412
Series A, 5.00%, 07/01/22	1,525,000	1,765,447
Mount Diablo, Unified School District, Election 2002, Refunding, GO
Series B, 5.00%, 07/01/20	1,145,000	1,363,809
Series B-2, 5.00%, 07/01/24	2,000,000	2,297,960
Mount Diablo, Unified School District, Refunding, GO
5.00%, 08/01/23	2,125,000	2,438,012
5.00%, 08/01/26	300,000	332,871
North Orange County, Community College District, Refunding, Prerefunded Balance, GO, National-RE Insured, 5.00%, 08/01/23	2,295,000	2,459,368
Northern California Transmission Agency Revenue, California-Oregon Project, Refunding, RB, Series A, 5.00%, 05/01/22	1,175,000	1,325,012
Ohlone, Community College District, Refunding, GO, 5.00%, 08/01/22	720,000	863,071
Orange County, Sanitation District, COP, AGM Insured
Series B, 5.00%, 02/01/17	530,000	600,639
Series B, 5.00%, 02/01/21	500,000	559,430
Series B, 5.00%, 02/01/23	2,615,000	2,925,008
Series B, 5.00%, 02/01/25	1,200,000	1,335,564
Orange County, Water District Revenue, COP, National-RE Insured, Series B, 5.00%, 08/15/24	750,000	784,958
Pajaro Valley, Unified School District, Refunding, GO, Series A, 4.00%, 08/01/19	500,000	564,895
Paramount, Unified School District, Refunding, GO, AGM Insured, 5.00%, 09/01/15	1,000,000	1,071,590
Peralta, Community College District, Refunding, GO, 5.00%, 08/01/20	2,240,000	2,643,200

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
Port of Oakland, Intermediate Lien, Refunding, RB, National-RE Insured, Series B, 5.00%, 11/01/18	$1,875,000	$2,117,756
Redding, Electric System Revenue, Refunding, COP, AGM Insured
Series A, 5.25%, 06/01/19	370,000	428,697
Series A, 5.00%, 06/01/22	1,525,000	1,715,701
Series A, 5.00%, 06/01/24	1,160,000	1,295,337
Riverside, Community College District, Refunding, GO, AGM Insured, 5.00%, 08/01/19	1,750,000	1,871,678
Sacramento, Municipal Utility District, Electric Revenue, Refunding, RB, Series X, 5.00%, 08/15/18	1,000,000	1,179,280
Sacramento, Municipal Utility District, Electric Revenue, Refunding, RB, AGM Insured
Series U, 5.00%, 08/15/23	1,690,000	1,908,838
Series U, 5.00%, 08/15/24	595,000	672,047
Sacramento, Unified School District, Refunding, GO, 5.00%, 07/01/19	1,140,000	1,335,157
San Bernardino, Community College District, Election 2002, Prerefunded Balance, GO, Series A, 6.25%, 08/01/24	1,055,000	1,301,691
San Bernardino, Community College District, Refunding, GO
Series A, 4.00%, 08/01/18	405,000	457,087
Series A, 5.00%, 08/01/20	1,000,000	1,194,110
San Diego County, Water Authority Revenue, Refunding, COP, AGM Insured, Series A, 5.00%, 05/01/20	1,030,000	1,171,059
San Diego County, Water Authority Revenue, Refunding, COP, National-RE FGIC Insured, Series A, 5.25%, 05/01/16	1,325,000	1,465,212
San Diego County, Water Authority Revenue, Unrefunded Balance, COP, AGM Insured, Series A, 5.00%, 05/01/26	365,000	383,352
San Diego, Community College District, Refunding, GO
5.00%, 08/01/20	560,000	673,266
5.00%, 08/01/21	400,000	481,780
5.00%, 08/01/24	1,000,000	1,170,820
San Diego, Public Facilities Financing Authority, Sewer Revenue, Refunding, RB
Series B, 5.50%, 05/15/23	3,725,000	4,282,781
Series A, 5.25%, 05/15/26	1,675,000	1,945,379

29

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark California Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
San Diego, Public Facilities Financing Authority, Water revenue, Refunding, RB, Series B, 5.00%, 08/01/21	$1,000,000	$1,156,200
San Francisco City & County, Airport Commission, International Airport Revenue, Second Series, Issue 32F, Refunding, RB, National-RE FGIC Insured
5.25%, 05/01/19	2,150,000	2,574,002
5.00%, 05/01/22	2,000,000	2,167,720
San Francisco City & County, Earthquake Saftey, GO, Series E, 5.00%, 06/15/26	1,000,000	1,169,670
San Francisco City & County, General Hospital Improvement, GO, Series A, 5.25%, 06/15/24	250,000	286,870
San Francisco City & County, Public Utilities Commission, Water Revenue, RB, AGM Insured, Series A, 5.00%, 11/01/23	1,000,000	1,093,530
San Francisco City & County, Refunding, GO, Series R1, 5.00%, 06/15/24	755,000	881,727
San Francisco City & County, Unified School District, Prop A, Election 2006, GO, Series B, 5.25%, 06/15/23	950,000	1,098,685
San Francisco, Bay Area Rapid Transit, District Sales Tax Revenue, Refunding, RB, Series A, 5.00%, 07/01/23	500,000	588,125
San Francisco, Community College District, Election 2001, GO, National-RE Insured, Series B, 5.00%, 06/15/20	2,085,000	2,113,856
San Joaquin County, Delta Community College District, Election 2004, Refunding, GO, AGM Insured, Series A, 4.50%, 08/01/15	1,050,000	1,115,898
San Jose, Unified School District, Santa Clara County, Election 2002, GO, National-RE FGIC Insured, Series C, 5.00%, 08/01/20	835,000	922,892
San Mateo Union High School District, Election 2006, GO
Series 2013-A, 5.00%, 09/01/20	400,000	483,252
Series 2013-A, 5.00%, 09/01/22	1,000,000	1,215,850
San Mateo, Joint Powers Financing Authority, Lease Revenue, San Mateo County, Capital Projects, Refunding, RB, Series A, 5.25%, 07/15/24	1,000,000	1,132,660

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
Santa Clara, Valley Transportation Authority, Sales Tax Revenue, Measure A, Refunding, RB, AMBAC Insured, Series A, 5.00%, 04/01/25	$400,000	$443,248
Santa Maria, Joint Unified High School District, Election 2000, ETM, GO, AGM Insured, Series A, 5.50%, 08/01/15	510,000	550,341
Santa Maria, Joint Unified High School District, Refunding, GO, AMBAC Insured, 5.00%, 08/01/17	500,000	552,635
Santa Rosa, High School District, Refunding, GO, AGM Insured, 5.00%, 08/01/24	1,090,000	1,202,019
Southern California, Public Power Authority, Power Project Revenue, Canyon Power, Refunding, RB, Series A, 5.00%, 07/01/25	3,065,000	3,457,627
Southern California, Public Power Authority, Transmission Project Revenue, Sub-Southern Transmission, Refunding, RB, Series A, 5.00%, 07/01/23	1,200,000	1,362,936
State Center, Community College District, Refunding, GO, 5.00%, 08/01/20	1,000,000	1,184,680
Stockton, Unified School District, Election 2005, GO, AGM Insured, 5.00%, 08/01/16	645,000	709,377
The Regents of the University of California Ltd. Project, Refunding, RB, Series G, 5.00%, 05/15/22	935,000	1,119,821
Torrance, Unified School District, Election 2008, Measure Z, GO, 5.50%, 08/01/25	1,000,000	1,153,680
University of California, Generated Revenue, RB, Series O, 5.50%, 05/15/22	2,000,000	2,345,400
University of California, Limited Project Revenue, Refunding, RB, Series G, 5.00%, 05/15/24	2,270,000	2,630,317
Upland, Unified School District, Refunding, GO, 5.00%, 08/01/25	500,000	561,070
Vista, Unified School District, Refunding, GO
5.00%, 08/01/21	500,000	589,285
5.00%, 08/01/22	500,000	589,255
5.00%, 08/01/24	300,000	345,594

30

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark California Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
West Valley-Mission, Community College District, Election 2012, GO, Series A, 5.00%, 08/01/24	$1,615,000	$1,881,540

Total Municipal Bonds (cost $190,319,959)		199,918,789

Total Investments (cost $190,319,959) (a) — 98.2%		199,918,789

Other assets in excess of liabilities — 1.8%		3,595,377

NET ASSETS — 100.0%		$203,514,166

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AGM	Assured Guaranty Municipal Corporation

AMBAC	American Municipal Bond Assurance Corporation

COP	Certificates of Participation

ETM	Escrowed to Maturity

FGIC	Financial Guaranty Insurance Corporation

GO	General Obligation

Ltd.	Limited

RB	Revenue Bond

RE	Reinsured

The accompanying notes are an integral part of these financial statements.

31

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Nationwide HighMark California Intermediate Tax Free Bond Fund
Assets:
Investments, at value (cost $190,319,959)	$199,918,789
Cash	991,999
Interest and dividends receivable	2,811,325
Receivable for capital shares issued	397,975
Prepaid expenses	2,155

Total Assets	204,122,243

Liabilities:
Distributions payable	193,498
Payable for capital shares redeemed	209,195
Accrued expenses and other payables:
Investment advisory fees	64,529
Fund administration fees	13,712
Distribution fees	36,317
Administrative servicing fees	23,944
Accounting and transfer agent fees	4,631
Trustee fees	3,741
Deferred compensation (Note 2)	18,304
Custodian fees	1,257
Compliance program costs (Note 3)	835
Professional fees	21,229
Printing fees	12,894
Other	3,991

Total Liabilities	608,077

Net Assets	$203,514,166

Represented by:
Capital	$193,623,489
Accumulated distributions in excess of net investment income	(220,274)
Accumulated net realized gains from investment transactions	512,121
Net unrealized appreciation/(depreciation) from investments	9,598,830

Net Assets	$203,514,166

32

Statement of Assets and Liabilities (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark California Intermediate Tax Free Bond Fund
Net Assets:
Class A Shares	$66,519,289
Class C Shares	33,821,943
Institutional Service Class Shares	103,162,686
Institutional Class Shares	10,248

Total	$203,514,166

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	6,451,974
Class C Shares	3,292,871
Institutional Service Class Shares	9,955,783
Institutional Class Shares	989

Total	19,701,617

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.31
Class C Shares (b)	$10.27
Institutional Service Class Shares	$10.36
Institutional Class Shares	$10.36
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.55

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.75% on sales of shares of original purchases of $500,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than 1 year.

The accompanying notes are an integral part of these financial statements.

33

Statement of Operations

For the Six Months Ended January 31, 2014 (Unaudited)

Nationwide HighMark California Intermediate Tax Free Bond Fund
INVESTMENT INCOME:
Interest income	$3,320,659
Dividend income	66

Total Income	3,320,725

EXPENSES:
Investment advisory fees	537,889
Fund administration fees	102,498
Distribution fees Class A	88,143
Distribution fees Class C	134,701
Administrative servicing fees Class A	36,318
Administrative servicing fees Institutional Service Class (a)	55,611
Registration and filing fees	6,312
Professional fees	26,188
Printing fees	14,645
Trustee fees	4,385
Custodian fees	4,611
Accounting and transfer agent fees	16,487
Compliance program costs (Note 3)	1,867
Other	19,490

Total expenses before earnings credit, fees waived, and expenses reimbursed	1,049,145

Earnings credit (Note 4)	(137)
Administrative servicing fees voluntarily waived — Class A (Note 3)	(18,689)
Administrative servicing fees voluntarily waived — Institutional Service Class (a) (Note 3)	(28,433)
Expenses reimbursed by adviser (Note 3)	(207,343)

Net Expenses	794,543

NET INVESTMENT INCOME	2,526,182

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	998,509
Net change in unrealized appreciation/(depreciation) from investments	2,258,664

Net realized/unrealized gains from investments	3,257,173

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,783,355

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

34

Statements of Changes in Net Assets

	Nationwide HighMark California Intermediate Tax Free Bond Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
Operations:
Net investment income	$2,526,182		$5,979,705
Net realized gains from investment transactions	998,509		150,196
Net change in unrealized appreciation/(depreciation) from investments	2,258,664		(9,210,247)

Change in net assets resulting from operations	5,783,355		(3,080,346)

Distributions to Shareholders From:
Net investment income:
Class A	(891,932)		(2,024,600)
Class C	(375,553)		(689,179)
Institutional Service Class (a)	(1,498,927)		(3,289,031)
Institutional Class	(107	)(b)	–
Net realized gains:
Class A	(130,280)		–
Class C	(66,279)		–
Institutional Service Class (a)	(203,718)		–
Institutional Class	(19	)(b)	–

Change in net assets from shareholder distributions	(3,166,815)		(6,002,810)

Change in net assets from capital transactions	(29,739,461)		(21,511,423)

Change in net assets	(27,122,921)		(30,594,579)

Net Assets:
Beginning of period	230,637,087		261,231,666

End of period	$203,514,166		$230,637,087

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(220,274)		$20,063

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$12,225,434		$31,490,036
Dividends reinvested	766,624		1,519,633
Cost of shares redeemed	(23,808,330)		(46,078,095)

Total Class A Shares	(10,816,272)		(13,068,426)

Class C Shares
Proceeds from shares issued	3,554,769		15,323,206
Dividends reinvested	375,701		521,271
Cost of shares redeemed	(8,790,498)		(11,632,434)

Total Class C Shares	(4,860,028)		4,212,043

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.

35

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark California Intermediate Tax Free Bond Fund
	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (a)
Proceeds from shares issued	$11,857,723	$34,674,779
Dividends reinvested	669,349	1,295,602
Cost of shares redeemed	(26,600,359)	(48,625,421)

Total Institutional Service Class Shares	(14,073,287)	(12,655,040)

Institutional Class Shares	–	–
Proceeds from shares issued	10,000 (b)	–
Dividends reinvested	126 (b)	–
Cost of shares redeemed	– (b)	–

Total Institutional Class Shares	10,126 (b)	–

Change in net assets from capital transactions	$(29,739,461)	$(21,511,423)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,195,794	2,994,460
Reinvested	74,974	144,930
Redeemed	(2,335,818)	(4,403,602)

Total Class A Shares	(1,065,050)	(1,264,212)

Class C Shares
Issued	348,971	1,460,144
Reinvested	36,858	49,913
Redeemed	(865,344)	(1,118,976)

Total Class C Shares	(479,515)	391,081

Institutional Service Class Shares (a)
Issued	1,153,542	3,275,945
Reinvested	65,132	122,883
Redeemed	(2,595,944)	(4,630,981)

Total Institutional Service Class Shares	(1,377,270)	(1,232,153)

Institutional Class Shares
Issued	977 (b)	–
Reinvested	12 (b)	–
Redeemed	– (b)	–

Total Institutional Class Shares	989 (b)	–

Total change in shares	(2,920,846)	(2,105,284)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

36

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark California Intermediate Tax Free Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$10.17	0.12	0.17	0.29	(0.13)	(0.02)	(0.15)	$10.31	2.87%		$66,519,289	0.79%	2.30%	1.04%	3.15%
Year Ended July 31, 2013 (f)	$10.54	0.23	(0.37)	(0.14)	(0.23)	–	(0.23)	$10.17	(1.38%	)	$76,478,399	0.79%	2.17%	1.25%	20.00%
Year Ended July 31, 2012 (f)	$10.14	0.24	0.40	0.64	(0.24)	–	(0.24)	$10.54	6.40%		$92,569,680	0.79%	2.30%	1.27%	34.00%
Year Ended July 31, 2011 (f)	$10.18	0.25	(0.04)	0.21	(0.25)	–	(0.25)	$10.14	2.13%		$78,038,152	0.79%	2.54%	1.27%	32.00%
Year Ended July 31, 2010 (f)	$9.98	0.30	0.22	0.52	(0.30)	(0.02)	(0.32)	$10.18	5.26%		$76,111,437	0.78%	2.97%	1.27%	17.00%
Year Ended July 31, 2009 (f)	$9.78	0.32	0.22	0.54	(0.32)	(0.02)	(0.34)	$9.98	5.57%		$48,832,867	0.77%	3.22%	1.28%	12.00%

Class C Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$10.14	0.10	0.16	0.26	(0.11)	(0.02)	(0.13)	$10.27	2.55%		$33,821,943	1.24%	1.86%	1.44%	3.15%
Year Ended July 31, 2013 (f)	$10.50	0.18	(0.36)	(0.18)	(0.18)	–	(0.18)	$10.14	(1.72%	)	$38,244,483	1.24%	1.72%	1.50%	20.00%
Year Ended July 31, 2012 (f)	$10.10	0.19	0.41	0.60	(0.20)	–	(0.20)	$10.50	5.96%		$35,519,408	1.24%	1.85%	1.52%	34.00%
Year Ended July 31, 2011 (f)	$10.15	0.21	(0.05)	0.16	(0.21)	–	(0.21)	$10.10	1.59%		$22,805,903	1.24%	2.09%	1.52%	32.00%
Year Ended July 31, 2010 (f)	$9.95	0.25	0.22	0.47	(0.25)	(0.02)	(0.27)	$10.15	4.82%		$14,859,778	1.23%	2.52%	1.52%	17.00%
Year Ended July 31, 2009 (f)	$9.76	0.27	0.21	0.48	(0.27)	(0.02)	(0.29)	$9.95	5.03%		$4,937,909	1.22%	2.77%	1.53%	12.00%

Institutional Service Class Shares (g)
Six Months Ended January 31, 2014 (f) (Unaudited)	$10.23	0.13	0.16	0.29	(0.14)	(0.02)	(0.16)	$10.36	2.88%		$103,162,686	0.54%	2.54%	0.78%	3.15%
Year Ended July 31, 2013 (f)	$10.60	0.26	(0.37)	(0.11)	(0.26)	–	(0.26)	$10.23	(1.12%	)	$115,914,205	0.54%	2.42%	1.00%	20.00%
Year Ended July 31, 2012 (f)	$10.19	0.27	0.41	0.68	(0.27)	–	(0.27)	$10.60	6.73%		$133,142,578	0.54%	2.55%	1.02%	34.00%
Year Ended July 31, 2011 (f)	$10.23	0.28	(0.04)	0.24	(0.28)	–	(0.28)	$10.19	2.38%		$123,643,818	0.54%	2.79%	1.02%	32.00%
Year Ended July 31, 2010 (f)	$10.03	0.33	0.21	0.54	(0.32)	(0.02)	(0.34)	$10.23	5.49%		$112,406,697	0.53%	3.22%	1.02%	17.00%
Year Ended July 31, 2009 (f)	$9.83	0.34	0.22	0.56	(0.34)	(0.02)	(0.36)	$10.03	5.80%		$96,419,849	0.52%	3.47%	1.03%	12.00%

Institutional Class Shares
Period Ended January 31, 2014 (f)(h) (Unaudited)	$10.24	0.10	0.15	0.25	(0.11)	(0.02)	(0.13)	$10.36	2.44%		$10,248	0.49%	2.55%	0.65%	3.15%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(h)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014. Total return is calculated based on inception date of September 18, 2013 through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

37

Fund Commentary	Nationwide HighMark National Intermediate Tax Free Bond Fund

For the semiannual period ended January 31, 2014, the Nationwide HighMark National Intermediate Tax Free Bond Fund (Institutional Service Class) returned 2.56%* versus 2.61% for its benchmark, the Barclays 7-Year Municipal Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Intermediate Municipal Debt Funds (consisting of 287 funds as of January 31, 2014) was 2.30% for the same time period.

*	Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

Market Environment

Throughout the reporting period, the market continued to brace for the eventual tapering (gradual reduction) of the Federal Reserve’s accommodative monetary policy known as quantitative easing (QE). The effect of this sentiment was to cause a steepening of the municipal bond yield curve (a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds). While long yields rose approximately 9 basis points, shorter yields fell 7 basis points during the reporting period as investors shortened their portfolio duration in an effort to be more defensive.

As the yield curve steepened, investors continued to experience losses during the reporting period. This resulted in additional mutual fund redemptions, forcing fund managers to sell bonds to raise cash, which caused additional losses, and then additional redemptions.

Credit spreads stabilized following a considerable widening, as the City of Detroit’s bankruptcy and a panic over Puerto Rico’s financial situation shook the market for much of 2013.

Puerto Rico was a consistent underperformer throughout the reporting period as news of budget deficits, a slowing economy and the island’s massive debt load spooked investors. These factors caused both mutual fund portfolio managers and individual investors to dump their Puerto Rican exposure, pushing yields to more than 10% for the reporting period.

The Fund’s lack of exposure to investments in Puerto Rico, shorter-than-benchmark duration and high average coupon positioning supported Fund performance for the reporting period.

Portfolio Performance

The Fund’s positioning on the yield curve during the reporting period, laddered with an average duration shorter than its benchmark index provided protection in a rising-interest-rate environment, coupled with a steepening yield curve. The Fund’s premium coupon position also provided protection in this environment, as the position served to lower the Fund’s duration for a given maturity.

The Fund’s high credit quality provided outperformance during the reporting period as bonds rated AAA and AA outperformed lower-quality securities, especially those rated BBB and lower. In addition, the Fund’s lack of exposure to Puerto Rico, which was the worst performer of all the U.S. states and territories, registering -13.83% for the reporting period per the Fund’s benchmark index, provided strong relative performance for the Fund.

Outlook and Positioning

While it’s likely that rising yields and a steepening yield curve will hurt the Fund on an absolute basis during the next 12 months, the Fund’s current positioning may provide positive relative performance versus the benchmark index and Lipper peer category.

The Fund did not hold any derivatives at period end.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Robert Bigelow, Raymond Mow; and David Wines

The Fund is subject to the risks of investing in fixed-income securities. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). The Fund may invest in municipal securities that generate interest that is subject to alternative minimum tax (“AMT”). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

38

Fund Overview (Unaudited)	Nationwide HighMark National Intermediate Tax Free Bond Fund

Objective

The Fund seeks to provide high current income that is exempt from federal income tax.

Highlights

•

For the semiannual period ended January 31, 2014, the Nationwide HighMark National Intermediate Tax Free Bond Fund (Institutional Service Class) returned 2.56%, underperforming the benchmark by 0.05% and outperforming the Lipper peer category by 0.26%.

•	The Fund’s lack of exposure to investments in Puerto Rico, shorter-than-benchmark duration and high average coupon positioning supported Fund performance for the reporting period.

Asset Allocation†

Municipal Bonds	99.2%
Mutual Fund	0.5%
Other assets in excess of liabilities	0.3%
100.0%

Top Holdings††

Clark County, Limited Tax-Bond Bank, GO, 5.00%, 06/01/25	3.8%
Connecticut State, GO, 5.00%, 11/01/19	3.4%
Florida State, Board of Education, Public Education, Refunding, TA, 5.00%, 06/01/22	3.1%
Alaska State, International Airports Revenue, Refunding, RB, National-RE Insured, 5.00%, 10/01/22	2.9%
Houston, Utility System Revenue, Refunding, RB, Combined First Lien, 5.00%, 11/15/19	2.8%
Chicago, O’Hare International Airport Revenue, General Apartment-Third Lien, RB, AGM Insured, 5.00%, 01/01/19	2.8%
Idaho State, Housing & Finance Association, Grant & Revenue Anticipation, Federal Highway Trust, RB, 5.25%, 07/15/24	2.6%
Massachusetts State Development Finance Agency, Harvard University, Refunding, RB, 5.00%, 10/15/20	2.5%
Chico, Unified School District, Election 1998, GO, AGM Insured, 5.00%, 08/01/25	2.4%
Washington State, Various Purpose, GO, 5.00%, 07/01/19	2.1%
Other Holdings	71.6%
100.0%

†	Percentages indicated are based upon net assets as of January 31, 2014.

††	Percentages indicated are based upon total investments as of January 31, 2014.

39

Fund Performance	Nationwide HighMark National Intermediate Tax Free Bond

Average Annual Total Return

(For periods ended January 31, 2014)

		Six Months*		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	2.43%		0.27%	3.02%	3.14%
	w/ SC2	0.13%		(1.99)%	2.55%	2.91%
Class C	w/o SC1	2.28%		(0.18)%	2.64%	2.60%
	w/ SC3	1.28%		(1.18)%	2.64%	2.60%
Institutional Service Class[4,5]	w/o SC	2.56%		0.53%	3.29%	3.40%
Institutional Class[4]	w/o SC	2.40%	[6]	—	—	—

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 2.25% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective September 16, 2013 Fiduciary Shares were renamed Institutional Service Class Shares.

[6]	Since inception date of September 18, 2013. Not Annualized.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.26%	0.77%
Class C	1.51%	1.22%
Institutional Service Class	1.01%	0.52%
Institutional Class	0.76%	0.47%

*	Current effective prospectus dated September 16, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund's most recent prospectus for details.

40

Fund Performance	Nationwide HighMark National Intermediate Tax Free Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide HighMark National Intermediate Tax Free Bond Fund versus the Barclays 7-Year Municipal Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 1/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

41

Shareholder Expense Example	Nationwide HighMark National Intermediate Tax Free Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (August 1, 2013) and continued to hold your shares at the end of the reporting period (January 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from August 1, 2013 through January 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from August 1, 2013 through January 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark National Intermediate Tax Free Bond Fund January 31, 2014			Beginning Account Value ($) 08/01/13	Ending Account Value ($) 01/31/14	Expenses Paid During Period ($) 08/01/13 - 01/31/14	Expense Ratio During Period (%) 08/01/13 - 01/31/14
Class A Shares	Actual	[a]	1,000.00	1,024.30	3.93	0.77
	Hypothetical[a,b]		1,000.00	1,021.32	3.92	0.77
Class C Shares	Actual	[a]	1,000.00	1,022.80	6.22	1.22
	Hypothetical[a,b]		1,000.00	1,019.06	6.21	1.22
Institutional Service Class Shares[c]	Actual	[a]	1,000.00	1,025.60	2.65	0.52
	Hypothetical[a,b]		1,000.00	1,022.58	2.65	0.52
Institutional Class Shares	Actual	[d]	1,000.00	1,024.00	1.76	0.47
	Hypothetical[a,b]		1,000.00	1,022.84	2.40	0.47

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from August 1, 2013 through January 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

d	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from September 19, 2013 through January 31, 2014 to reflect the period from commencement of operations.

42

Statement of Investments

January 31, 2014 (Unaudited)

Nationwide HighMark National Intermediate Tax Free Bond Fund

Municipal Bonds 99.2%

	Principal Amount	Market Value

Alaska 5.3%
Alaska State, International Airports Revenue, Refunding, RB, National-RE Insured, Series D, 5.00%, 10/01/22	$2,055,000	$2,244,553
Anchorage Alaska Schools, GO, Series B, 5.00%, 08/01/24	1,000,000	1,127,750
Anchorage Alaska Schools, Refunding, GO, National-RE FGIC Insured, Series B, 5.00%, 09/01/17	580,000	667,940

		4,040,243

Arizona 2.7%
Phoenix, Refunding, GO, Series A, 6.25%, 07/01/17	1,025,000	1,217,106
Tucson Arizona, Water System Revenue, RB, 5.00%, 07/01/21	775,000	882,066

		2,099,172

California 16.9%
Apple Valley Unified School District, California State, Refunding, GO, BAM Insured, 4.00%, 08/01/20	425,000	471,006
California State, Department of Water Resources, Power Supply Revenue, Refunding, RB, AGM insured, Series H, 5.00%, 05/01/22	1,000,000	1,150,110
California State, Various Purposes, GO, 5.63%, 04/01/25	1,250,000	1,444,737
Chico, Unified School District, Election 1998, GO, AGM Insured, Series B, 5.00%, 08/01/25	1,625,000	1,817,790
Long Beach, Unified School District, Election 2008, GO
Series A, 5.25%, 08/01/24	525,000	603,341
Series A, 5.25%, 08/01/25	1,000,000	1,149,220
Los Angeles, Refunding, GO, Series A, 5.00%, 09/01/23	1,000,000	1,173,960
Los Angeles, Unified School District, Election 2004, GO, Series I, 5.00%, 07/01/25	1,000,000	1,135,630
Redding, Electric System Revenue, Refunding, COP, AGM Insured, Series A, 5.00%, 06/01/22	1,000,000	1,125,050
San Francisco City & County, Airports Commission, International Airport Revenue, Second Series, Issue 32F, Refunding, RB, National-RE FGIC Insured, 5.25%, 05/01/19	1,000,000	1,197,210
San Jose, Redevelopment Agency, TA, National-RE Insured, 6.00%, 08/01/15	775,000	826,197

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
Torrance, Unified School District, Election 2008, Measure Y, GO, 5.50%, 08/01/25	$775,000	$894,102

		12,988,353

Colorado 0.6%
Denver Colorado City & County School District No. 1, Refunding, GO, National-RE FGIC Insured, Series A, 5.25%, 12/01/21	350,000	424,445

Connecticut 4.8%
Connecticut State, GO
Series D, 5.00%, 11/01/19	2,220,000	2,643,687
Series F, 5.00%, 12/01/20	905,000	1,010,993

		3,654,680

Florida 7.6%
Florida State, Board of Education, Public Education, Refunding, TA
Series A, 5.00%, 06/01/18	525,000	613,909
Series C, 5.00%, 06/01/19	525,000	622,781
Series D, 5.00%, 06/01/22	2,000,000	2,359,640
Orlando, Utilities Commission, Utility System Revenue, Refunding, RB, Series A, 5.00%, 10/01/20	1,050,000	1,250,519
Tampa Bay, Water Utility System Revenue and Improvement, Refunding, RB, National-RE FGIC Insured, 5.50%, 10/01/21	830,000	1,020,269

		5,867,118

Hawaii 7.6%
Hawaii State, Refunding, GO
Series EA, 5.00%, 12/01/19	1,330,000	1,588,472
Series EF, 5.00%, 11/01/23	1,140,000	1,342,088
Honolulu City and County, Refunding, GO, Series A, 5.00%, 04/01/25	1,080,000	1,221,534
Honolulu City and County, Wastewater System Revenue, Refunding, RB, Series B, 5.00%, 07/01/20	425,000	507,497
University of Hawaii Revenue, RB
Series A, 5.50%, 10/01/22	500,000	575,850
Series A, 5.50%, 10/01/23	500,000	589,060

		5,824,501

Idaho 4.9%
Idaho State, Housing & Finance Association, Grant & Revenue Anticipation, Federal Highway Trust, RB
Series A, 5.00%, 07/15/22	580,000	643,481
Series A, 5.25%, 07/15/24	1,780,000	1,965,156

43

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark National Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Idaho (continued)
Twin Falls County, School District No. 411, GO, National-RE Insured, 5.00%, 09/15/16	$1,000,000	$1,117,940

		3,726,577

Illinois 6.1%
Chicago Project, Refunding, GO, AGM Insured, Series 2006A, 5.00%, 01/01/23	1,075,000	1,115,947
Chicago, Board of Education, Dedicated Revenues, Refunding, Special Tax Revenue, AMBAC Insured, Series B, 5.00%, 12/01/23	1,375,000	1,421,117
Chicago, O’Hare International Airport Revenue, General Apartment-Third Lien, RB, AGM Insured, Series B, 5.00%, 01/01/19	1,930,000	2,116,824

		4,653,888

Maryland 0.8%
Maryland State, State & Local Facilities-3rd, GO, Series A, 5.00%, 11/01/18	500,000	591,080

Massachusetts 6.5%
Massachusetts State Development Finance Agency, Harvard University, Refunding, RB, Series B-1, 5.00%, 10/15/20	1,620,000	1,952,505
Massachusetts Bay Transportation Authority, Refunding, RB, Series A, 5.25%, 07/01/20	300,000	363,168
Massachusetts State, Bay Transportation Authority, Massachusetts Sales Tax Revenue, Refunding, RB, Senior Series A, 5.25%, 07/01/18	600,000	709,332
Massachusetts State, Water Resources Authority, Refunding, RB, Series B, 5.00%, 08/01/19	415,000	494,460
Massachusetts State, Water Resources Authority, Refunding, RB, National-RE Insured, Series A, 5.25%, 08/01/16	1,310,000	1,467,829

		4,987,294

Minnesota 1.3%
Minnesota State, GO, Series A, 5.00%, 10/01/20	855,000	1,027,761

Nevada 3.8%
Clark County, Limited Tax-Bond Bank, GO, 5.00%, 06/01/25	2,620,000	2,939,509

Municipal Bonds (continued)

	Principal Amount	Market Value

New Jersey 3.7%
New Jersey State, Transportation Trust Fund Authority, Refunding, RB,
Series A, 5.25%, 12/15/21	$760,000	$895,364
Series A, 5.50%, 12/15/22	1,020,000	1,215,330
New Jersey State, Transportation Trust Fund Authority, Refunding, RB, AGM Insured, Series C, 5.50%, 12/15/17	625,000	733,412

		2,844,106

New York 4.0%
New York City, GO, AGM Insured, Fiscal 2008, Sub-Series C-1, 5.00%, 10/01/24	1,205,000	1,359,252
New York State, Thruway Authority Second Highway and Bridge Trust Fund, RB, Series B, 5.00%, 04/01/21	1,075,000	1,230,434
New York State, Thruway Authority, State Personal Transportation, Special Tax Revenue, Series A, 5.00%, 03/15/18	430,000	498,598

		3,088,284

Oregon 2.0%
Portland, Sewer System Revenue, Second Lien, Refunding, RB, AGM Insured, Series B, 5.00%, 06/15/23	1,360,000	1,547,748

Pennsylvania 2.1%
Pennsylvania State, GO, Series A, 5.00%, 11/01/18	1,050,000	1,203,342
Pennsylvania State, Refunding, GO, 5.00%, 07/01/17	385,000	441,214

		1,644,556

Texas 12.2%
Houston, Utility System Revenue, Refunding, RB, Combined First Lien, Series D, 5.00%, 11/15/19	1,800,000	2,137,608
Lamar Consolidated Independent School District Schoolhouse, GO, PSF Insured, 5.00%, 02/15/17	800,000	905,776
Lower Colorado River Authority, Prerefunded Balance, RB
5.00%, 05/15/21	65,000	76,964
5.00%, 05/15/22	40,000	47,363
5.00%, 05/15/23	15,000	17,761
Lower Colorado River Authority, Unrefunded Balance, RB
5.00%, 05/15/21	1,100,000	1,236,147
5.00%, 05/15/22	805,000	893,864
5.00%, 05/15/23	90,000	98,887

44

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark National Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Texas (continued)
North East Independent School District, Texas School Building, GO, PSF Insured, Series A, 5.00%, 08/01/17	$650,000	$747,728
San Antonio, Water Revenue, Refunding, RB, 5.00%, 05/15/23	500,000	590,405
San Antonio, Water Revenue, Refunding, RB, National-RE FGIC Insured, 5.00%, 05/15/17	1,000,000	1,141,700
Texas State, University Systems Financing Revenue, Refunding, RB, 5.25%, 03/15/21	1,280,000	1,466,944

		9,361,147

Virginia 1.9%
Fairfax County, Public Improvements, GO, Series A, 5.00%, 04/01/19	500,000	578,430
Newport News, General Improvement, GO, Series A, 5.00%, 07/01/24	785,000	887,254

		1,465,684

Washington 4.4%
King & Pierce County, School District No. 408, Refunding, GO, 5.00%, 12/01/21	1,000,000	1,160,160
Washington State, Various Purpose, GO, Series A, 5.00%, 07/01/19	1,425,000	1,609,153
Washington State, Various Purpose, Refunding, GO, Series R, 5.00%, 07/01/20	500,000	596,390

		3,365,703

Total Municipal Bonds (cost $72,467,868)		76,141,849

Mutual Fund 0.5%

	Shares	Market Value

Money Market Fund 0.5%
Dreyfus Tax Exempt Cash Management Fund — Institutional Shares, 0.00%†	366,261	366,261

Total Mutual Fund (cost $366,261)		366,261

Total Investments (cost $72,834,129) (a) — 99.7%		$76,508,110

Other assets in excess of liabilities — 0.3%		218,587

NET ASSETS — 100.0%		$76,726,697

†	Amount rounds to less than 0.01%

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AGM	Assured Guaranty Municipal Corporation

AMBAC	American Municipal Bond Assurance Corporation

BAM	Build America Mutual

COP	Certificates of Participation

FGIC	Financial Guaranty Insurance Corporation

GO	General Obligation

PSF	Priority Solidarity Fund

RB	Revenue Bond

RE	Reinsured

TA	Tax Allocation

The accompanying notes are an integral part of these financial statements.

45

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Nationwide HighMark National Intermediate Tax Free Bond Fund
Assets:
Investments, at value (cost $72,834,129)	$76,508,110
Interest receivable	861,992
Receivable for capital shares issued	1,663
Prepaid expenses	24,361

Total Assets	77,396,126

Liabilities:
Distributions payable	100,455
Payable for capital shares redeemed	486,563
Accrued expenses and other payables:
Investment advisory fees	14,494
Fund administration fees	9,803
Distribution fees	7,088
Administrative servicing fees	7,890
Accounting and transfer agent fees	3,862
Trustee fees	1,490
Deferred compensation (Note 2)	6,790
Custodian fees	445
Compliance program costs (Note 3)	1,540
Professional fees	20,532
Printing fees	6,246
Other	2,231

Total Liabilities	669,429

Net Assets	$76,726,697

Represented by:
Capital	$72,460,982
Accumulated distributions in excess of net investment income	(54,846)
Accumulated net realized gains from investment transactions	646,580
Net unrealized appreciation/(depreciation) from investments	3,673,981

Net Assets	$76,726,697

46

Statement of Assets and Liabilities (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark National Intermediate Tax Free Bond Fund
Net Assets:
Class A Shares	$16,329,577
Class C Shares	5,480,373
Institutional Service Class Shares	54,906,509
Institutional Class Shares	10,238

Total	$76,726,697

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,439,664
Class C Shares	482,566
Institutional Service Class Shares	4,837,924
Institutional Class Shares	902

Total	6,761,056

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.34
Class C Shares (b)	$11.36
Institutional Service Class Shares	$11.35
Institutional Class Shares	$11.35
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.60

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.75% on sales of shares of original purchases of $500,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than 1 year.

The accompanying notes are an integral part of these financial statements.

47

Statement of Operations

For the Six Months Ended January 31, 2014 (Unaudited)

Nationwide HighMark National Intermediate Tax Free Bond Fund
INVESTMENT INCOME:
Interest income	$1,285,075

Total Income	1,285,075

EXPENSES:
Investment advisory fees	209,082
Fund administration fees	59,619
Distribution fees Class A	21,914
Distribution fees Class C	23,830
Administrative servicing fees Class A	8,667
Administrative servicing fees Institutional Service Class (a)	30,500
Registration and filing fees	20,250
Professional fees	22,284
Printing fees	9,485
Trustee fees	1,762
Custodian fees	1,845
Accounting and transfer agent fees	8,652
Compliance program costs (Note 3)	1,735
Other	9,464

Total expenses before earnings credit, fees waived, and expenses reimbursed	429,089

Earnings credit (Note 4)	(74)
Administrative servicing fees voluntarily waived – Class A (Note 3)	(4,284)
Administrative servicing fees voluntarily waived – Institutional Service Class (a) (Note 3)	(15,565)
Expenses reimbursed by adviser (Note 3)	(147,705)

Net Expenses	261,461

NET INVESTMENT INCOME	1,023,614

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	714,223
Net change in unrealized appreciation/(depreciation) from investments	272,369

Net realized/unrealized gains from investments	986,592

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,010,206

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

48

Statements of Changes in Net Assets

	Nationwide HighMark National Intermediate Tax Free Bond Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
Operations:
Net investment income	$1,023,614		$2,472,643
Net realized gains from investment transactions	714,223		828,693
Net change in unrealized appreciation/(depreciation) from investments	272,369		(4,224,048)

Change in net assets resulting from operations	2,010,206		(922,712)

Distributions to Shareholders From:
Net investment income:
Class A	(213,252)		(449,232)
Class C	(63,138)		(160,274)
Institutional Service Class (a)	(803,395)		(1,887,503)
Institutional Class	(103	)(b)	–
Net realized gains:
Class A	(173,393)		(75,784)
Class C	(58,083)		(29,953)
Institutional Service Class (a)	(567,480)		(257,137)
Institutional Class	(100	)(b)	–

Change in net assets from shareholder distributions	(1,878,944)		(2,859,883)

Change in net assets from capital transactions	(11,720,352)		(8,059,890)

Change in net assets	(11,589,090)		(11,842,485)

Net Assets:
Beginning of period	88,315,787		100,158,272

End of period	$76,726,697		$88,315,787

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(54,846)		$1,428

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,048,809		$8,288,589
Dividends reinvested	251,213		314,655
Cost of shares redeemed	(5,913,604)		(8,904,688)

Total Class A Shares	(1,613,582)		(301,444)

Class C Shares
Proceeds from shares issued	212,001		2,009,124
Dividends reinvested	111,436		152,335
Cost of shares redeemed	(2,083,124)		(2,602,230)

Total Class C Shares	(1,759,687)		(440,771)

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.

49

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark National Intermediate Tax Free Bond Fund
	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (a)
Proceeds from shares issued	$2,227,580	$12,657,301
Dividends reinvested	670,414	686,042
Cost of shares redeemed	(11,255,280)	(20,661,018)

Total Institutional Service Class Shares	(8,357,286)	(7,317,675)

Institutional Class Shares
Proceeds from shares issued	10,000 (b)	–
Dividends reinvested	203 (b)	–
Cost of shares redeemed	– (b)	–

Total Institutional Class Shares	10,203 (b)	–

Change in net assets from capital transactions	$(11,720,352)	$(8,059,890)

SHARE TRANSACTIONS:
Class A Shares
Issued	358,813	714,223
Reinvested	22,266	26,898
Redeemed	(524,040)	(767,467)

Total Class A Shares	(142,961)	(26,346)

Class C Shares
Issued	18,784	171,146
Reinvested	9,868	13,017
Redeemed	(183,975)	(223,034)

Total Class C Shares	(155,323)	(38,871)

Institutional Service Class Shares (a)
Issued	196,889	1,077,972
Reinvested	59,500	58,586
Redeemed	(995,324)	(1,774,237)

Total Institutional Service Class Shares	(738,935)	(637,679)

Institutional Class Shares
Issued	884 (b)	–
Reinvested	18 (b)	–
Redeemed	– (b)	–

Total Institutional Class Shares	902 (b)	–

Total change in shares	(1,036,317)	(702,896)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

50

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark National Intermediate Tax Free Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$11.32	0.13	0.14	0.27	(0.14)	(0.11)	(0.25)	$11.34	2.43%		$16,329,577	0.77%	2.30%	1.17%	8.65%
Year Ended July 31, 2013 (f)	$11.78	0.28	(0.42)	(0.14)	(0.28)	(0.04)	(0.32)	$11.32	(1.23%	)	$17,914,754	0.77%	2.37%	1.32%	27.00%
Year Ended July 31, 2012 (f)	$11.42	0.28	0.36	0.64	(0.28)	–	(0.28)	$11.78	5.70%		$18,949,616	0.77%	2.46%	1.33%	20.00%
Year Ended July 31, 2011 (f)	$11.48	0.29	(0.06)	0.23	(0.29)	–	(0.29)	$11.42	2.08%		$23,674,401	0.77%	2.56%	1.33%	22.00%
Year Ended July 31, 2010 (f)	$11.20	0.31	0.28	0.59	(0.31)	–	(0.31)	$11.48	5.33%		$22,334,709	0.76%	2.74%	1.32%	14.00%
Year Ended July 31, 2009 (f)	$10.95	0.34	0.26	0.60	(0.34)	(0.01)	(0.35)	$11.20	5.60%		$19,284,524	0.69%	3.10%	1.33%	35.00%

Class C Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$11.33	0.11	0.14	0.25	(0.11)	(0.11)	(0.22)	$11.36	2.28%		$5,480,373	1.22%	1.86%	1.58%	8.65%
Year Ended July 31, 2013 (f)	$11.79	0.23	(0.42)	(0.19)	(0.23)	(0.04)	(0.27)	$11.33	(1.68%	)	$7,230,375	1.22%	1.92%	1.57%	27.00%
Year Ended July 31, 2012 (f)	$11.43	0.23	0.36	0.59	(0.23)	–	(0.23)	$11.79	5.22%		$7,978,232	1.22%	2.01%	1.58%	20.00%
Year Ended July 31, 2011 (f)	$11.49	0.24	(0.06)	0.18	(0.24)	–	(0.24)	$11.43	1.71%		$4,161,043	1.22%	2.11%	1.58%	22.00%
Period Ended July 31, 2010 (f)(g)	$11.40	0.17	0.20	0.37	(0.28)	–	(0.28)	$11.49	2.25%		$2,362,903	1.21%	2.29%	1.57%	14.00%
Period Ended July 31, 2008 (f)(h)	$11.05	0.06	0.07	0.13	(0.06)	–	(0.06)	$11.12	1.16%		$–	0.97%	3.01%	1.43%	19.00%	(i)
Year Ended July 31, 2007 (f)	$11.12	0.36	(0.05)	0.31	(0.35)	(0.04)	(0.39)	$11.05	2.86%		$6,089	0.97%	3.22%	1.55%	4.00%
Year Ended July 31, 2006 (f)	$11.44	0.37	(0.23)	0.14	(0.37)	(0.09)	(0.46)	$11.12	1.24%		$25,170	1.00%	3.27%	1.51%	7.00%

Institutional Service Class Shares (j)
Six Months Ended January 31, 2014 (f) (Unaudited)	$11.33	0.15	0.13	0.28	(0.15)	(0.11)	(0.26)	$11.35	2.56%		$54,906,509	0.52%	2.55%	0.93%	8.65%
Year Ended July 31, 2013 (f)	$11.78	0.31	(0.41)	(0.10)	(0.31)	(0.04)	(0.35)	$11.33	(0.89%	)	$63,170,658	0.52%	2.62%	1.07%	27.00%
Year Ended July 31, 2012 (f)	$11.43	0.31	0.35	0.66	(0.31)	–	(0.31)	$11.78	5.87%		$73,230,424	0.52%	2.71%	1.08%	20.00%
Year Ended July 31, 2011 (f)	$11.48	0.32	(0.05)	0.27	(0.32)	–	(0.32)	$11.43	2.43%		$79,902,327	0.52%	2.81%	1.08%	22.00%
Year Ended July 31, 2010 (f)	$11.20	0.34	0.28	0.62	(0.34)	–	(0.34)	$11.48	5.60%		$81,120,621	0.51%	2.99%	1.07%	14.00%
Year Ended July 31, 2009 (f)	$10.95	0.37	0.26	0.63	(0.37)	(0.01)	(0.38)	$11.20	5.85%		$75,000,071	0.44%	3.35%	1.08%	35.00%

Institutional Class Shares
Period Ended January 31, 2014 (f)(k) (Unaudited)	$11.31	0.11	0.16	0.27	(0.12)	(0.11)	(0.23)	$11.35	2.40%		$10,238	0.47%	2.56%	0.79%	8.65%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Class C Shares resumed operations on December 4, 2009, with a beginning Net Asset Value per share of $11.40
(h)	The information presented for the period from August 1, 2007 through September 27, 2007. Class C Shares closed on September 27, 2007. The ending net asset value reflects the price which final redemptions were paid.
(i)	Portfolio turnover rate based on one year data.
(j)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(k)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014. Total return is calculated based on inception date of September 18, 2013 through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

51

Fund Commentary	Nationwide HighMark Short Term Bond Fund

For the semiannual period ended January 31, 2014, the Nationwide HighMark Short Term Bond Fund (Institutional Service Class) returned 0.86%* versus 0.55% for its benchmark, the Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Short Investment Grade Debt Funds (consisting of 293 funds as of January 31, 2014) was 0.91% for the same time period.

*	Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

Market Environment

The fixed-income markets were volatile during the reporting period due to uncertainty about fiscal and monetary policy, particularly regarding the future of the Federal Reserve’s bond purchase program. After months of hints from the Fed that it would begin to moderate its monthly bond purchases, the Fed ultimately decided at the September 2013 Federal Open Market Committee (FOMC) meeting not to make any changes. Since Treasury rates had risen more than 100 basis points on the expectation that monetary policy was about to be tightened, this came as a surprise to the markets, and interest rates reversed course and began falling. Treasury yields, which reached two-year highs in early September, fell rapidly as investors reassessed the timing of the Fed’s exit, reaching the period low in late October. Equities, high-yield bonds and emerging markets, having sold off in anticipation of reduced support from the central bank, also began substantial recoveries. It wasn’t long, however, until indications of firmer economic growth began to cause interest rates to rise once more. In addition, after a politically damaging government shutdown in October, the U.S. Congress managed to quickly pass a budget agreement in December 2013 to avoid another government shutdown. The resulting federal budget agreement is expected to have a slightly less negative impact on gross domestic product (GDP) in 2014, although the federal debt ceiling will need to be raised again, perhaps as soon as March, providing another potential flashpoint. On December 18, 2013, the FOMC finally took the first step toward ending the Fed’s bond purchases, deciding to “modestly reduce the pace of its asset purchases” from $85 billion per month to $75 billion, marking the beginning of the end of this previously unlimited program.

The Fed’s decision to scale back its bond purchases, along with stronger job growth, caused interest rates to begin rising once again in November 2013. Although the 10-year Treasury yield traded between 2.5% and 3.0% during the reporting period, most Treasury yields ended the reporting period at about the same level at which they began. The most significant changes occurred in the intermediate portion of the yield curve (a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds), but even there rates increased only 10 to 12 basis points for the reporting period. Short-term Treasury bills fell by a few basis points during the reporting period and continue to be anchored by the Fed’s commitment to keep the federal funds rate unchanged until the labor market shows substantial improvement. While the yield on the two-year Treasury climbed 2 basis points, the 10-year yield increased 7 basis points, and the 30-year bond yield declined 4 basis points during the reporting period.

Portfolio Performance

Risk assets staged a strong rally during the reporting period as improving U.S. economic data and solid company earnings, along with improved market sentiment and the continued search for yield, boosted market valuations. Corporate bond spreads for the 1- to 3-year sector ended the period at 69 basis points, the tightest level since July 2007.

The Fund outperformed the benchmark index during the reporting period primarily as a result of the Fund’s overweight to corporate bonds, which outperformed Treasurys by 74 basis points. Individual issuers that contributed positively to Fund performance during the reporting period included Sequoia Mortgage Trust, El Paso Natural Gas, Rio Tinto, Petrohawk Energy and Bank of New York, while issues that detracted from Fund performance included Verizon, BP Capital, Oracle, Merck and Bank of America. Duration positioning was a neutral factor during the reporting period

52

Fund Commentary (cont’d)	Nationwide HighMark Short Term Bond Fund

as interest rates were little changed; however, rates increased 11 basis points in the 5-year area of the yield curve, which had a slightly negative impact on Fund performance.

Agency mortgage-backed securities rose during the period as option-adjusted spreads narrowed by 18 basis points. Agency mortgage spreads remained below long-term averages, supported by the Fed’s low-interest-rate policy and agency mortgage bond-buying mandate. The volume of mortgages issued at these low rates has kept the duration of the mortgage index near the longest in its history, 5.6 years at period end. The Fed continues to reinvest principal and interest payments from its existing portfolio into agency mortgage-backed securities in addition to those purchased under the quantitative easing (QE) program.

Outlook and Positioning

Our near-term outlook is for a gradual improvement in economic growth to put modest upward pressure on Treasury yields beyond two-year maturities. Short-term rates, however, are likely to continue to be anchored by the Fed’s commitment to “a highly accommodative stance of monetary policy…for a considerable time after the asset purchase program ends and the economic recovery strengthens.” Despite the announced reduction in bond purchases, the Fed continues to emphasize that there is no predetermined path for asset purchases and that future decisions regarding the pace remain dependent upon the Fed’s outlook for the labor market and inflation. Corporate bonds should continue to perform well in this environment as the economy slowly improves, valuations remain relatively attractive and the Fed continues to be supportive.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Jeffrey Klein, Gregory Lugosi,

E. Jack Montgomery and David Wines

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile and at a greater risk of default). The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

53

Fund Overview (Unaudited)	Nationwide HighMark Short Term Bond Fund

Objective

The Fund seeks total return through investments in fixed-income securities.

Highlights

•

For the semiannual period ended January 31, 2014, the Nationwide HighMark Short Term Bond Fund (Institutional Service Class) returned 0.86%, outperforming the benchmark by 0.31% and underperforming the Lipper peer category by 0.05%.

•	The Fed’s decision to scale back its bond purchases, along with stronger job growth, caused interest rates to begin rising once again in November 2013.

•	Our near-term outlook is for a gradual improvement in economic growth to put modest upward pressure on Treasury yields beyond two-year maturities.

Asset Allocation†

Corporate Bonds	59.2%
Asset-Backed Securities	13.0%
U.S. Government Mortgage Backed Agencies	11.3%
U.S. Treasury Note	6.2%
Commercial Mortgage Backed Securities	5.6%
Mutual Fund	4.3%
Collateralized Mortgage Obligations	1.7%
Sovereign Bond	0.4%
Bank Loan	0.3%
Liabilities in excess of other assets	(2.0)%
100.0%

Top Industries††

Diversified Financial Services	9.3%
Commercial Banks	9.0%
Automobiles	7.7%
Oil, Gas & Consumable Fuels	5.4%
Pharmaceuticals	5.1%
Consumer Finance	4.5%
Health Care Providers & Services	3.1%
Credit Card	2.9%
Biotechnology	2.4%
Diversified Telecommunication Services	2.0%
Other Industries	48.6%
100.0%

Top Holdings††

U.S. Treasury Note, 0.88%, 09/15/16	6.1%
Fidelity Institutional Money Market Fund — Institutional Class	4.2%
CARDS Trust, 0.61%, 09/15/17	1.7%
Morgan Stanley Bank of America Merrill Lynch Trust, 1.31%, 08/15/46	1.6%
General Electric Capital Corp., 2.30%, 04/27/17	1.5%
Walgreen Co., 1.80%, 09/15/17	1.5%
BP Capital Markets PLC, 0.88%, 09/26/18	1.5%
Pfizer, Inc., 0.90%, 01/15/17	1.5%
Citigroup, Inc., 1.75%, 05/01/18	1.4%
Oracle Corp., 0.82%, 01/15/19	1.4%
Other Holdings	77.6%
100.0%

†	Percentages indicated are based upon net assets as of January 31, 2014.

††	Percentages indicated are based upon total investments as of January 31, 2014.

54

Fund Performance	Nationwide HighMark Short Term Bond Fund

Average Annual Total Return

(For periods ended January 31, 2014)

		Six Months*		1 Yr.	5 Yr.
Class A	w/o SC1	0.74%		0.32%	2.51%
	w/ SC2	(1.53)%		(1.92)%	2.04%
Class C	w/o SC1	0.50%		(0.05)%	2.07%
	w/ SC3	(0.50)%		(1.05)%	2.07%
Institutional Service Class[4,5]	w/o SC	0.86%		0.67%	2.80%
Institutional Class[4]	w/o SC	0.79%	[6]	—	—

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 2.25% front-end sales charge was deducted. Prior to December 1, 2005, the front-end sales charge was 3.25%.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective September 16, 2013 Fiduciary Shares were renamed Institutional Service Class Shares.

[6]	Since inception date of September 18, 2013. Not Annualized.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.06%	0.85%
Class C	1.31%	1.30%
Institutional Service Class	0.81%	0.60%
Institutional Class	0.56%	0.55%

*	Current effective prospectus dated September 16, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund's most recent prospectus for details.

55

Fund Performance	Nationwide HighMark Short Term Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide HighMark Short Term Bond Fund since inception* through 1/31/14 versus the Barclays U.S. 1-3 Year Government/Credit Bond Index and the Consumer Price Index (CPI) for the same period. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*The inception date for the Nationwide HighMark Short Term Bond Fund is 9/16/13. Performance prior to that date is based on the since-inception performance of the Fund’s predecessor fund.

56

Shareholder Expense Example	Nationwide HighMark Short Term Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (August 1, 2013) and continued to hold your shares at the end of the reporting period (January 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from August 1, 2013 through January 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from August 1, 2013 through January 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Short Term Bond Fund January 31, 2014			Beginning Account Value ($) 08/01/13	Ending Account Value ($) 01/31/14	Expenses Paid During Period ($) 08/01/13 -01/31/14	Expense Ratio During Period (%) 08/01/13 - 01/31/14
Class A Shares	Actual	[a]	1,000.00	1,007.40	4.20	0.83
	Hypothetical[a,b]		1,000.00	1,021.02	4.23	0.83
Class C Shares	Actual	[a]	1,000.00	1,005.00	6.47	1.28
	Hypothetical[a,b]		1,000.00	1,018.75	6.51	1.28
Institutional Service Class Shares[c]	Actual	[a]	1,000.00	1,008.60	2.94	0.58
	Hypothetical[a,b]		1,000.00	1,022.28	2.96	0.58
Institutional Class Shares	Actual	[d]	1,000.00	1,007.90	1.93	0.52
	Hypothetical[a,b]		1,000.00	1,022.58	2.65	0.52

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from August 1, 2013 through January 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

d	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from September 19, 2013 through January 31, 2014 to reflect the period from commencement of operations.

57

Statement of Investments

January 31, 2014 (Unaudited)

Nationwide HighMark Short Term Bond Fund

Asset-Backed Securities 13.0%

	Principal Amount	Market Value

Auto Floor Plan 0.1%
Ally Master Owner Trust, Series 2011-4, Class A2, 1.54%, 09/15/16	$300,000	$301,668

Automobiles 6.8%
Ally Auto Receivables Trust, Series 2013-1, Class A3, 0.63%, 05/15/17	2,720,000	2,722,820
ARI Fleet Lease Trust, Series 2012-B, Class A, 0.46%, 01/15/21 (a)(b)	1,050,593	1,049,979
Avis Budget Rental Car Funding AESOP LLC, Series 2011-2A, Class A, 2.37%, 11/20/14 (b)	750,000	757,546
Enterprise Fleet Financing LLC, Series 2013-1, Class A2, 0.68%, 09/20/18 (b)	1,978,374	1,979,496
Ford Credit Auto Owner Trust, Series 2012-A, Class A3, 0.84%, 08/15/16	816,048	817,806
Hertz Vehicle Financing LLC, Series 2011-1A, Class A1, 2.20%, 03/25/16 (b)	1,400,000	1,418,467
Honda Auto Receivables Owner Trust, Series 2012-1, Class A3, 0.77%, 01/15/16	1,536,384	1,539,639
Toyota Auto Receivables Owner Trust, Series 2012-B, Class A3, 0.46%, 07/15/16	2,000,000	2,000,555
World Omni Auto Receivables Trust, Series 2011-A, Class A4, 1.91%, 04/15/16	1,351,447	1,359,443

		13,645,751

Credit Card 3.0%
American Express Credit Account Secured Note Trust, Series 2012-4, Class A, 0.40%, 05/15/20 (a)	2,500,000	2,494,428
CARDS Trust, Series 2012-4A, Class A, 0.61%, 09/15/17 (a)(b)	3,500,000	3,504,733

		5,999,161

Electric Utilities 0.9%
AEP Texas Central Transition Funding LLC, Series 2012-1, Class A1, 0.88%, 12/01/18	1,740,066	1,739,392

Other 0.9%
CAL Funding Ltd., Series 2012-1A, Class A, 3.47%, 10/25/27 (b)	875,000	869,395

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
CenterPoint Energy Transition Bond Co. LLC, Series 2008-A, Class A1, 4.19%, 02/01/20	$865,366	$911,760

		1,781,155

Student Loan 1.3%
SLM Private Education Loan Trust, Series 2011-A, Class A1, 1.16%, 10/15/24 (a)(b)	1,233,416	1,239,148
SLM Student Loan Trust, Series 2011-2, Class A1, 0.76%, 11/25/27 (a)	1,410,803	1,419,890

		2,659,038

Total Asset-Backed Securities (cost $26,075,165)		26,126,165

Bank Loan 0.3%
Food Products 0.3%
HJ Heinz Co., 2.53%, 06/07/19	497,500	500,953

Total Bank Loan (cost $494,691)		500,953

Collateralized Mortgage Obligations 1.7%
Chase Mortgage Finance Trust, Series 2004-S1, Class A3, 5.50%, 02/25/19	81,181	82,099
Federal National Mortgage Association REMICS
Series 2002-18, Class PC, 5.50%, 04/25/17	103	103
Series 2003-3, Class BC, 5.00%, 02/25/18	166,151	175,370
Series 2611, Class HD, 5.00%, 05/15/23	434,532	472,588
RFMSI Trust, Series 2004-S3, Class A1, 4.75%, 03/25/19	293,422	296,250
Sequoia Mortgage Trust
Series 2012-1, Class 2A1, 3.47%, 01/25/42 (a)	374,081	374,088
Series 2012-2, Class A2, 3.50%, 04/25/42 (a)	773,589	772,559
Series 2013-1, Class 1A1, 1.45%, 02/25/43 (a)	1,151,249	1,094,448
Washington Mutual Mortgage Pass Through Certificates Trust, Series 2005-8, Class 1A8, 5.50%, 10/25/35	37,320	33,105

58

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Short Term Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 2.62%, 12/25/33 (a)	$175,170	$177,071

Total Collateralized Mortgage Obligations (cost $3,555,893)		3,477,681

Commercial Mortgage Backed Securities 5.6%
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C2, Class A2, 5.42%, 05/15/36 (a)	495,764	498,365
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.74%, 11/10/46 (b)	2,204,852	2,310,870
Government National Mortgage Association
Series 2006-42, Class B, 5.16%, 08/16/46 (a)	589,264	610,373
Series 2011-20, Class A, 1.88%, 04/16/32	324,714	325,920
JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16, Series 2013-C16 1.22%, 12/15/46	2,442,101	2,445,028
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class A1, 1.23%, 11/15/45	1,926,683	1,930,939
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A1, 1.31%, 08/15/46	3,244,178	3,257,231

Total Commercial Mortgage Backed Securities (cost $11,338,184)		11,378,726

Corporate Bonds 59.2%
Airlines 1.4%
Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.75%, 01/12/21	860,504	922,890
Delta Air Lines Pass Through Trust
Series 2011-1, Class A, 5.30%, 04/15/19	762,767	839,044
Series 2012-1, Class A, 4.75%, 05/07/20	929,930	1,004,324

		2,766,258

Automobiles 1.1%
General Motors Co., 3.50%, 10/02/18 (b)	2,250,000	2,295,000

Corporate Bonds (continued)

	Principal Amount	Market Value

Beverages 1.8%
Anheuser-Busch InBev Worldwide, Inc., 1.38%, 07/15/17	$2,500,000	$2,498,148
Heineken NV, 0.80%, 10/01/15 (b)	1,200,000	1,198,140

		3,696,288

Biotechnology 2.5%
Gilead Sciences, Inc.
2.40%, 12/01/14	1,000,000	1,015,285
3.05%, 12/01/16	1,500,000	1,585,451
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 09/15/18	2,250,000	2,421,563

		5,022,299

Capital Markets 0.1%
Lehman Brothers Holdings, Inc., 5.63%, 01/24/13*	500,000	108,125

Chemicals 1.1%
Ecolab, Inc.
2.38%, 12/08/14	1,225,000	1,243,817
1.00%, 08/09/15	1,000,000	1,004,538

		2,248,355

Commercial Banks 9.2%
Bank of Montreal, 2.38%, 01/25/19	1,000,000	1,012,828
Bank of New York Mellon Corp. (The), 1.35%, 03/06/18	2,500,000	2,473,734
BB&T Corp., 1.10%, 06/15/18 (a)	1,800,000	1,820,294
Canadian Imperial Bank of Commerce, 1.35%, 07/18/16	2,150,000	2,175,726
Capital One Financial Corp., 1.00%, 11/06/15	2,300,000	2,302,483
Fifth Third Bank, 1.45%, 02/28/18	2,000,000	1,973,713
KeyBank NA, 0.73%, 11/25/16 (a)	2,500,000	2,502,813
PNC Bank NA, 1.30%, 10/03/16	2,280,000	2,296,249
Wells Fargo & Co., 1.50%, 01/16/18	1,000,000	997,837
Westpac Banking Corp., 2.25%, 07/30/18	1,050,000	1,064,976

		18,620,653

Computers & Peripherals 1.3%
Hewlett-Packard Co., 3.00%, 09/15/16	2,500,000	2,608,243

59

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Finance 4.6%
American Express Credit Corp., 1.75%, 06/12/15	$2,000,000	$2,029,371
Ford Motor Credit Co. LLC
3.88%, 01/15/15	1,450,000	1,493,011
2.75%, 05/15/15	2,500,000	2,559,575
John Deere Capital Corp., 0.53%, 10/11/16 (a)	2,000,000	2,003,799
PACCAR Financial Corp., 0.80%, 02/08/16	1,210,000	1,210,780

		9,296,536

Containers & Packaging 1.2%
Ball Corp., 6.75%, 09/15/20	2,150,000	2,332,750

Diversified Financial Services 9.5%
Bank of America Corp.
7.38%, 05/15/14	2,500,000	2,546,994
1.28%, 01/15/19 (a)	2,650,000	2,668,063
Caterpillar Financial Services Corp., 1.35%, 09/06/16	1,750,000	1,770,190
Citigroup, Inc., 1.75%, 05/01/18	3,000,000	2,942,427
General Electric Capital Corp., 2.30%, 04/27/17	3,000,000	3,094,477
JPMorgan Chase & Co., Series 1, 0.87%, 01/28/19 (a)	2,400,000	2,389,354
KE Export Leasing LLC
Series 2011-II, 0.50%, 05/19/24 (a)	1,918,295	1,909,302
Series 2013-A, Class A, 0.47%, 02/28/25 (a)	939,779	935,815
NASDAQ OMX Group, Inc. (The), 5.25%, 01/16/18	750,000	823,304

		19,079,926

Diversified Telecommunication Services 2.0%
AT&T, Inc., 1.15%, 11/27/18 (a)	2,000,000	2,021,561
Verizon Communications, Inc., 1.99%, 09/14/18 (a)	2,000,000	2,110,000

		4,131,561

Food & Staples Retailing 1.5%
Walgreen Co., 1.80%, 09/15/17	3,000,000	3,026,196

Food Products 1.0%
WM Wrigley Jr Co., 1.40%, 10/21/16 (b)	2,000,000	2,006,493

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities 1.6%
Energy Transfer Partners LP, 8.50%, 04/15/14	$522,000	$529,771
Enterprise Products Operating LLC, 3.20%, 02/01/16	2,500,000	2,615,236

		3,145,007

Health Care Providers & Services 3.1%
Baxter International, Inc., 0.95%, 06/01/16	2,125,000	2,134,390
McKesson Corp., 0.95%, 12/04/15	2,675,000	2,679,474
UnitedHealth Group, Inc., 0.85%, 10/15/15	1,500,000	1,509,922

		6,323,786

Insurance 0.9%
Berkshire Hathaway Finance Corp., 1.60%, 05/15/17	1,800,000	1,827,123

Media 0.8%
Time Warner Cable, Inc., 7.50%, 04/01/14	1,500,000	1,516,428

Metals & Mining 0.9%
Rio Tinto Finance USA PLC, 1.63%, 08/21/17	1,750,000	1,753,480

Multiline Retail 0.5%
Macy’s Retail Holdings, Inc., 7.87%, 07/15/15	1,000,000	1,098,528

Office Electronics 0.5%
Xerox Corp., 1.06%, 05/16/14 (a)	1,000,000	1,001,568

Oil, Gas & Consumable Fuels 5.5%
BP Capital Markets PLC
1.38%, 11/06/17	750,000	747,941
0.88%, 09/26/18 (a)	3,000,000	3,011,111
El Paso Natural Gas Co. LLC, 5.95%, 04/15/17	2,296,000	2,588,889
Petrobras International Finance Co., 3.88%, 01/27/16	2,000,000	2,051,948
Petrohawk Energy Corp.
7.88%, 06/01/15	1,800,000	1,835,460
7.25%, 08/15/18	900,000	964,125

		11,199,474

Pharmaceuticals 5.1%
AbbVie, Inc., 1.20%, 11/06/15	2,600,000	2,625,897
Merck & Co., Inc., 0.60%, 05/18/18 (a)	2,050,000	2,053,516

60

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals (continued)
Mylan, Inc., 7.88%, 07/15/20 (b)	$2,400,000	$2,709,000
Pfizer, Inc., 0.90%, 01/15/17	3,000,000	2,998,235

		10,386,648

Road & Rail 0.6%
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 2004-1, 4.58%, 01/15/21	1,106,329	1,192,069

Software 1.4%
Oracle Corp., 0.82%, 01/15/19 (a)	2,850,000	2,866,847

Total Corporate Bonds (cost $119,177,242)		119,549,641

Sovereign Bond 0.4%
MEXICO 0.4%
Mexico Government International Bond, 5.88%, 02/17/14	750,000	751,267

Total Sovereign Bond (cost $751,218)		751,267

U.S. Government Mortgage Backed Agencies 11.3%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# E00659 6.00%, 04/01/14	734	736
Pool# E00669 6.00%, 05/01/14	4,311	4,327
Pool# E76505 6.00%, 05/01/14	222	223
Pool# E77082 6.00%, 05/01/14	788	791
Pool# G10907 6.00%, 05/01/14	182	183
Pool# E00720 6.00%, 07/01/14	6,930	6,983
Pool# G11038 5.50%, 07/01/15	7,917	7,971
Pool# E85741 6.00%, 10/01/16	29,671	31,124
Pool# E01136 5.50%, 03/01/17	27,732	29,086
Pool# E89121 6.00%, 04/01/17	90,710	95,746
Pool# E92833 5.50%, 12/01/17	3,083	3,266

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# E01311 5.50%, 02/01/18	$39,339	$41,754
Pool# E01488 5.00%, 10/01/18	119,879	126,990
Pool# E01497 5.50%, 11/01/18	4,601	4,930
Pool# G11712 4.50%, 07/01/20	439,104	469,018
Pool# G18065 5.00%, 07/01/20	51,585	55,298
Pool# G13746 4.50%, 01/01/25	628,116	674,832
Pool# G13888 5.00%, 06/01/25	216,569	233,352
Pool# J12635 4.00%, 07/01/25	526,581	562,249
Pool# J13795 3.50%, 12/01/25	521,266	550,974
Pool# E03083 3.50%, 03/01/27	798,010	842,493
Pool# C00748 6.00%, 04/01/29	38,258	42,429
Pool# C01418 5.50%, 10/01/32	231,216	254,500
Pool# G01740 5.50%, 12/01/34	130,260	143,378
Pool# G04342 6.00%, 04/01/38	179,136	199,068
Federal Home Loan Mortgage Corp. Non Gold Pool
Pool# 972136 2.37%, 01/01/34 (a)	201,287	212,784
Pool# 848191 2.36%, 12/01/34 (a)	1,031,495	1,089,000
Pool# 1B2139 2.78%, 03/01/35 (a)	134,354	142,751
Pool# 1B2446 2.48%, 11/01/35 (a)	994,031	1,056,158
Pool# 848621 2.45%, 09/01/36 (a)	875,754	922,382
Pool# 848251 2.45%, 10/01/36 (a)	1,181,630	1,253,483
Pool# 848134 2.91%, 06/01/39 (a)	181,718	192,292
Federal National Mortgage Association Pool
Pool# 323842 5.50%, 07/01/14	1,971	1,980
Pool# 535170 5.50%, 09/01/14	722	725
Pool# 535816 5.50%, 08/01/15	5,253	5,269

61

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Short Term Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 253752 6.00%, 04/01/16	$39,156	$40,732
Pool# 535846 6.00%, 04/01/16	83,104	86,450
Pool# 357119 6.00%, 05/01/16	99,569	103,731
Pool# 555569 6.00%, 05/01/16	10,181	10,475
Pool# 545015 6.00%, 06/01/16	4,441	4,627
Pool# 545019 6.50%, 06/01/16	10,924	11,403
Pool# 253880 6.50%, 07/01/16	8,840	9,253
Pool# 253883 6.00%, 08/01/16	8,777	9,166
Pool# 254003 6.00%, 10/01/16	24,706	25,904
Pool# 545299 6.50%, 11/01/16	8,612	9,055
Pool# 254088 5.50%, 12/01/16	11,195	11,709
Pool# 254140 5.50%, 01/01/17	78,987	82,711
Pool# 254142 6.50%, 01/01/17	9,837	10,388
Pool# 545449 6.50%, 02/01/17	3,704	3,900
Pool# 254261 6.50%, 04/01/17	15,815	16,770
Pool# 254373 6.50%, 07/01/17	15,856	16,848
Pool# 254442 5.50%, 09/01/17	139,314	147,043
Pool# 545899 5.50%, 09/01/17	13,275	13,965
Pool# 254473 5.50%, 10/01/17	22,049	23,297
Pool# 555013 5.50%, 11/01/17	34,709	36,634
Pool# 668358 5.50%, 12/01/17	19,609	20,739
Pool# 685185 5.50%, 02/01/18	2,765	2,934
Pool# 555384 5.50%, 04/01/18	6,225	6,610
Pool# 725135 6.00%, 05/01/18	67,751	71,308
Pool# 555918 5.50%, 10/01/18	6,756	7,153
Pool# 735930 5.50%, 12/01/18	235,848	248,658

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# MA0517 4.00%, 09/01/20	$761,707	$813,688
Pool# 981257 5.00%, 05/01/23	573,416	616,701
Pool# 931892 4.50%, 09/01/24	1,774,332	1,909,556
Pool# AL0802 4.50%, 04/01/25	497,200	535,092
Pool# AE3066 3.50%, 09/01/25	1,215,314	1,284,103
Pool# AH0969 3.50%, 12/01/25	663,479	701,448
Pool# AH9377 3.50%, 04/01/26	398,201	420,739
Pool# AB3298 3.50%, 07/01/26	400,456	423,122
Pool# AB4998 3.00%, 04/01/27	1,820,771	1,880,516
Pool# 53839 2.28%, 08/01/27 (a)	15,236	15,606
Pool# 190307 8.00%, 06/01/30	2,424	2,918
Pool# 253516 8.00%, 11/01/30	1,741	2,067
Pool# 737253 2.29%, 09/01/33 (a)	83,630	87,447
Pool# 725726 2.42%, 06/01/34 (a)	832,590	871,779
Pool# 725773 5.50%, 09/01/34	289,307	319,764
Pool# 815323 1.92%, 01/01/35 (a)	377,346	393,808
Pool# 811773 5.50%, 01/01/35	233,107	257,356
Pool# AL1009 2.27%, 09/01/35 (a)	1,273,012	1,327,831
Pool# 829431 2.25%, 01/01/36 (a)	550,948	585,070

Total U.S. Government Mortgage Backed Agencies (cost $22,392,453)		22,738,599

U.S. Treasury Note 6.2%
U.S. Treasury Note, 0.88%, 09/15/16	12,500,000	12,601,562

Total U.S. Treasury Note (cost $12,584,790)		12,601,562

62

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Short Term Bond Fund (Continued)

Mutual Fund 4.3%

	Shares	Market Value

Money Market Fund 4.3%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (c)	8,747,810	$8,747,810

Total Mutual Fund (cost $8,747,810)		8,747,810

Total Investments (cost $205,117,446) (d) — 102.0%		$205,872,404

Liabilities in excess of other assets — (2.0)%		(4,055,037)

NET ASSETS — 100.0%		$201,817,367

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on January 31, 2014. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at January 31, 2014 was $21,338,267 which represents 10.57% of net assets.
(c)	Represents 7-day effective yield as of January 31, 2014.
(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

63

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Nationwide HighMark Short Term Bond Fund
Assets:
Investments, at value (cost $205,117,446)	$205,872,404
Interest and dividends receivable	855,901
Receivable for investments sold	160,876
Receivable for capital shares issued	703,087
Prepaid expenses	27,288

Total Assets	207,619,556

Liabilities:
Payable for investments purchased	3,608,531
Distributions payable	69,526
Payable for capital shares redeemed	1,959,212
Accrued expenses and other payables:
Investment advisory fees	59,409
Fund administration fees	11,595
Distribution fees	23,309
Administrative servicing fees	17,625
Accounting and transfer agent fees	4,722
Trustee fees	2,461
Deferred compensation (Note 2)	12,351
Custodian fees	1,127
Compliance program costs (Note 3)	1,524
Professional fees	20,804
Printing fees	9,085
Other	908

Total Liabilities	5,802,189

Net Assets	$201,817,367

Represented by:
Capital	$201,455,743
Accumulated distributions in excess of net investment income	(361,027)
Accumulated net realized losses from investment transactions	(32,307)
Net unrealized appreciation/(depreciation) from investments	754,958

Net Assets	$201,817,367

Net Assets:
Class A Shares	$44,479,262
Class C Shares	22,186,809
Institutional Service Class Shares	86,396,401
Institutional Class Shares	48,754,895

Total	$201,817,367

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,437,331
Class C Shares	2,186,577
Institutional Service Class Shares	8,607,925
Institutional Class Shares	4,854,622

Total	20,086,455

64

Statement of Assets and Liabilities (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Short Term Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.02
Class C Shares (b)	$10.15
Institutional Service Class Shares	$10.04
Institutional Class Shares	$10.04
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.25

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.75% on sales of shares of original purchases of $500,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than 1 year.

The accompanying notes are an integral part of these financial statements.

65

Statement of Operations

For the Period Ended January 31, 2014 (Unaudited)

Nationwide HighMark Short Term Bond Fund
INVESTMENT INCOME:
Interest income	$1,410,578
Dividend income	1,442

Total Income	1,412,020

EXPENSES:
Investment advisory fees	340,864
Fund administration fees	95,537
Distribution fees Class A	53,305
Distribution fees Class C	93,453
Administrative servicing fees Class A	21,788
Administrative servicing fees Institutional Service Class (a)	46,102
Registration and filing fees	21,829
Professional fees	24,895
Printing fees	15,590
Trustee fees	3,582
Custodian fees	3,909
Accounting and transfer agent fees	15,730
Compliance program costs (Note 3)	1,812
Other	14,268

Total expenses before earnings credit, fees waived, and expenses reimbursed	752,664

Earnings credit (Note 4)	(147)
Administrative servicing fees voluntarily waived – Class A (Note 3)	(11,127)
Administrative servicing fees voluntarily waived – Institutional Service Class (a) (Note 3)	(23,377)
Expenses reimbursed by adviser (Note 3)	(38,214)

Net Expenses	679,799

NET INVESTMENT INCOME	732,221

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	224,004
Net change in unrealized appreciation/(depreciation) from investments	506,719

Net realized/unrealized gains from investments	730,723

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,462,944

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

66

Statements of Changes in Net Assets

	Nationwide HighMark Short Term Bond Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
Operations:
Net investment income	$732,221		$1,718,409
Net realized gains from investment transactions	224,004		722,040
Net change in unrealized appreciation/(depreciation) from investments	506,719		(1,929,412)

Change in net assets resulting from operations	1,462,944		511,037

Distributions to Shareholders From:
Net investment income:
Class A	(226,005)		(505,762)
Class C	(74,470)		(224,745)
Institutional Service Class (a)	(593,398)		(1,693,174)
Institutional Class	(199,375	)(b)	–

Change in net assets from shareholder distributions	(1,093,248)		(2,423,681)

Change in net assets from capital transactions	36,865,541		7,588,632

Change in net assets	37,235,237		5,675,988

Net Assets:
Beginning of period	164,582,130		158,906,142

End of period	$201,817,367		$164,582,130

Accumulated distributions in excess of net investment income at end of period	$(361,027)		$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,179,950		$37,806,686
Dividends reinvested	139,260		430,908
Cost of shares redeemed	(9,286,965)		25,347,925

Total Class A Shares	32,245		12,889,669

Class C Shares
Proceeds from shares issued	1,465,414		11,724,804
Dividends reinvested	60,327		173,180
Cost of shares redeemed	(6,075,778)		(9,478,565)

Total Class C Shares	(4,550,037)		2,419,419

Institutional Service Class Shares (a)
Proceeds from shares issued	12,819,591		39,762,430
Dividends reinvested	244,807		851,530
Cost of shares redeemed	(20,349,963)		(48,334,416)

Total Institutional Service Class Shares	(7,285,565)		(7,720,456)

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.

67

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Short Term Bond Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$86,439,963	(b)	$–
Dividends reinvested	199,165	(b)	–
Cost of shares redeemed	(37,970,230	)(b)	–

Total Institutional Class Shares	48,668,898	(b)	–

Change in net assets from capital transactions	$36,865,541		$7,588,632

SHARE TRANSACTIONS:
Class A Shares
Issued	917,030		3,759,066
Reinvested	13,919		42,721
Redeemed	(928,083)		(2,521,226)

Total Class A Shares	2,866		1,280,561

Class C Shares
Issued	144,795		1,146,731
Reinvested	5,956		16,954
Redeemed	(599,732)		(928,566)

Total Class C Shares	(448,981)		235,119

Institutional Service Class Shares (a)
Issued	1,279,569		3,931,680
Reinvested	24,437		84,306
Redeemed	(2,032,683)		(4,797,488)

Total Institutional Service Class Shares	(728,677)		(781,502)

Institutional Class Shares
Issued	8,620,275	(b)	–
Reinvested	19,848	(b)	–
Redeemed	(3,785,501	)(b)	–

Total Institutional Class Shares	4,854,622	(b)	–

Total change in shares	3,679,830		734,178

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(b)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

68

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Short Term Bond Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$10.00	0.03	0.04	0.07	(0.05)	(0.05)	$10.02	0.74%	$44,479,262	0.83%	0.66%	0.93%	36.27%
Year Ended July 31, 2013 (f)	$10.11	0.09	(0.07)	0.02	(0.13)	(0.13)	$10.00	0.22%	$44,364,179	0.85%	0.89%	1.19%	62.00%
Year Ended July 31, 2012 (f)	$10.09	0.17	0.05	0.22	(0.20)	(0.20)	$10.11	2.18%	$31,888,147	0.88%	1.71%	1.22%	45.00%
Year Ended July 31, 2011 (f)	$10.10	0.19	0.02	0.21	(0.22)	(0.22)	$10.09	2.07%	$24,352,508	0.95%	1.89%	1.23%	48.00%
Year Ended July 31, 2010 (f)	$9.98	0.24	0.14	0.38	(0.26)	(0.26)	$10.10	3.86%	$22,581,313	0.94%	2.39%	1.24%	27.00%
Year Ended July 31, 2009 (f)	$9.88	0.37	0.10	0.47	(0.37)	(0.37)	$9.98	4.88%	$9,403,302	0.93%	3.72%	1.32%	54.00%

Class C Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$10.13	0.01	0.04	0.05	(0.03)	(0.03)	$10.15	0.50%	$22,186,809	1.28%	0.20%	1.33%	36.27%
Year Ended July 31, 2013 (f)	$10.24	0.05	(0.07)	(0.02)	(0.09)	(0.09)	$10.13	(0.24)%	$26,690,172	1.30%	0.44%	1.44%	62.00%
Year Ended July 31, 2012 (f)	$10.21	0.13	0.05	0.18	(0.15)	(0.15)	$10.24	1.79%	$24,569,388	1.33%	1.26%	1.47%	45.00%
Year Ended July 31, 2011 (f)	$10.22	0.15	0.01	0.16	(0.17)	(0.17)	$10.21	1.59%	$20,876,269	1.40%	1.44%	1.48%	48.00%
Year Ended July 31, 2010 (f)	$10.10	0.20	0.14	0.34	(0.22)	(0.22)	$10.22	3.37%	$17,565,330	1.39%	1.94%	1.49%	27.00%
Year Ended July 31, 2009 (f)	$9.99	0.32	0.11	0.43	(0.32)	(0.32)	$10.10	4.47%	$3,109,001	1.38%	3.27%	1.57%	54.00%

Institutional Service Class Shares (g)
Six Months Ended January 31, 2014 (f) (Unaudited)	$10.02	0.05	0.04	0.09	(0.07)	(0.07)	$10.04	0.86%	$86,396,401	0.58%	0.91%	0.68%	36.27%
Year Ended July 31, 2013 (f)	$10.13	0.12	(0.07)	0.05	(0.16)	(0.16)	$10.02	0.48%	$93,527,779	0.59%	1.16%	0.94%	62.00%
Year Ended July 31, 2012 (f)	$10.10	0.20	0.05	0.25	(0.22)	(0.22)	$10.13	2.55%	$102,448,607	0.61%	1.98%	0.97%	45.00%
Year Ended July 31, 2011 (f)	$10.12	0.22	0.01	0.23	(0.25)	(0.25)	$10.10	2.35%	$87,476,317	0.67%	2.17%	0.98%	48.00%
Year Ended July 31, 2010 (f)	$10.00	0.27	0.14	0.41	(0.29)	(0.29)	$10.12	4.04%	$71,121,675	0.66%	2.67%	0.99%	27.00%
Year Ended July 31, 2009 (f)	$9.89	0.39	0.11	0.50	(0.39)	(0.39)	$10.00	5.24%	$51,470,563	0.66%	3.99%	1.07%	54.00%

Institutional Class Shares
Period Ended January 31, 2014 (f)(h) (Unaudited)	$10.01	0.04	0.04	0.08	(0.05)	(0.05)	$10.04	0.79%	$48,754,895	0.52%	0.98%	0.52%	36.27%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(h)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014. Total return is calculated based on inception date of September 18, 2013 through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

69

Fund Commentary	Nationwide Ziegler Wisconsin Tax Exempt Fund

For the semiannual period ended January 31, 2014, the Nationwide Ziegler Wisconsin Tax Exempt Fund (Class A at NAV) registered -1.07%* versus 2.99% for its benchmark, the Barclays Municipal Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Other States Municipal Debt Funds (consisting of 149 funds as of January 31, 2014) was 2.10% for the same time period.

*	Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the Fund’s predecessor fund.

The Nationwide Ziegler Wisconsin Tax Exempt Fund has experienced underperformance along with the municipal bond market in general, which has experienced significant outflows. Municipal bond funds recorded 32 consecutive weeks of outflows to end 2013. A record $67 billion in net outflows occurred in 2013, according to Morningstar.

Wisconsin offers only three tax-exempt mutual funds: The Nationwide Ziegler Wisconsin Tax Exempt Fund subadvised by Ziegler, the Wisconsin Municipal Bond Fund subadvised by Nuveen and the Advantage Wisconsin Tax Free Fund subadvised by Wells Fargo. Wisconsin ranks number five in the nation in terms of total tax burden (state and local taxes). Typically, as there are only three funds in the Wisconsin tax-exempt space, we’ve observed that investors buy the Nationwide Ziegler Wisconsin Tax Exempt Fund based upon its objective of being fully invested in Wisconsin double tax-exempt bonds and the high relative current income the Fund offers. The Fund generally is fully invested, except for an approximate 3% cash buffer to handle potential redemptions and trading opportunities.

Managing a dedicated Wisconsin state fund has its particular nuances. The biggest challenge is that often there is not enough paper available to purchase within the state of Wisconsin for the Fund to be 100% invested in Wisconsin double tax-exempt paper. The only other bonds that are eligible for this status are territory paper issued by Guam, the U.S. Virgin Islands and Puerto Rico. Puerto Rico is the largest issuer of territory paper, with bonds readily available in the secondary market. Liquidity in bonds from the U.S. Virgin

Islands and Guam is very limited. The Fund’s allocation to Puerto Rico paper is due to the dearth of quality investable Wisconsin double tax-exempt bonds in the market.

Wisconsin double tax-exempt supply has dwindled in recent years due to austerity at the local levels and limited interest in new projects. Almost all new issuance has been refunding of existing bonds to save interest expense. We have also seen Wisconsin double tax-exempt bonds being refinanced in the bank loan market, once again shrinking investable Wisconsin double tax-exempt municipal bond opportunities. General obligation bonds of Wisconsin are not exempt from state tax, which further limits investment options.

Puerto Rico bonds have seen significant pressure in the period. Puerto Rico paper was under severe stress during the second half of 2013 with bond prices down more than 18%. Last summer, a negative cover story on Puerto Rico in Barron’s ignited a major sell-off in Puerto Rico bonds. Investors are very concerned with Puerto Rico’s heavy debt burden and its poor economy. Following Detroit’s bankruptcy in July, investors were worried that Puerto Rico was going down the same path. Prices rapidly deteriorated during 2013 as bond funds sourced liquidity to fund redemptions. Concerns over whether Puerto Rico would maintain an investment-grade rating and have access to capital markets to refinance debt hung heavy over the municipal marketplace at the end of 2013. Moody’s placed Puerto Rico’s Baa3 rating on “review for downgrade” in December 2013. During its review period, Moody’s will focus on the commonwealth’s access to long-term capital markets as well as other factors such as economic indicators, revenue performance, legislative actions and the proposed budget for fiscal year 2015. We expect resolution in early 2014, with Puerto Rico expected to bring a new issue bond deal and report important year-end revenue figures. There is a risk that Puerto Rico will lose its investment-grade ratings in 2014. A downgrade to junk ratings would put additional downward pressure on Puerto Rican bond prices, but we do not expect to see any payment defaults on interest or principal.

70

Fund Commentary (cont’d)	Nationwide Ziegler Wisconsin Tax Exempt Fund

The Fund’s exposure to Puerto Rico is not unusual. The Advantage Wisconsin Tax Free Fund subadvised by Wells Fargo had nearly 29% of its assets in Puerto Rico exposure as of year-end 2012. Puerto Rican credits currently make up 17.5% of the Nationwide Ziegler Wisconsin Tax Exempt Fund, greatly reduced from 27% at the end of January 2013. We have funded redemptions predominantly with territory bond sales for prudent risk management. The percentage of Wisconsin assets in the Fund has risen from 63% at the end of January 2013 to more than 77% today. The benchmark for the Fund is not a Wisconsin single-state benchmark but rather the Barclays Municipal Bond Index, which held a benchmark weight of 2.46% in Puerto Rico credits during the reporting period and only 1.23% in total Wisconsin credits. The Barclays Municipal Bond Index in fact only has de minimis allocation to Wisconsin state tax-exempt issues.

The Fund does not invest in state taxable bonds, limiting our ability to invest outside of the territories, a strategy pursued by some other single-state funds. Non-Wisconsin investments are not beneficial to investors from a tax standpoint. The Nationwide Ziegler Wisconsin Tax Exempt Fund seeks to provide investors with a high level of current income that is exempt from both federal and Wisconsin personal income taxes. Furthermore, the Fund does not own any alternative minimum tax (AMT) bonds or any Wisconsin state taxable issues. We improved the overall credit rating of the portfolio from A2 to A1 during the year ended January 31, 2014. The yield to maturity of the Fund has increased by more than 100 basis points during the past year to 3.89%. We will continue to seek to add high-quality Wisconsin state tax-exempt issues and reduce territory exposure where appropriate.

As we look toward the near future, we believe that the municipal market should be very interesting in 2014. We expect to see final resolutions regarding Detroit’s bankruptcy, Puerto Rico’s ratings and capital market access. As interest rates continue to rise and fiscal austerity continues at Wisconsin local levels, new issue Wisconsin state tax-exempt supply may once again prove to be extremely scarce. We will look to take advantage of any and all opportunities that present themselves and focus on capital preservation and high tax-free income for the Fund’s investors.

Subadviser:

Ziegler Capital Management, LLC

Portfolio Managers:

Paula M. Horn, Richard D. Scargill and Eric Zenner

The Fund is subject to the risks of investing in fixed-income securities. By concentrating its investments in bonds issued in specific geographic areas, the Fund’s credit risk is more dependent on the ability of the territory or state and its cities and municipalities to make timely payments on their obligations. The Fund is a nondiversified fund that may invest a greater percentage of its assets in a particular issuer, and thereby have greater exposure to risks associated with an individual issuer. The Fund may invest in municipal securities that generate interest that is subject to alternative minimum tax (“AMT”). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

71

Fund Overview (Unaudited)	Nationwide Ziegler Wisconsin Tax Exempt Fund

Objective

The Fund seeks to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax.

Highlights

•

For the semiannual period ended January 31, 2014, the Nationwide Ziegler Wisconsin Tax Exempt Fund (Class A at NAV) registered -1.07%, underperforming the benchmark by 4.06% and the Lipper peer category by 3.17%.

•	The Fund’s performance was negatively affected during the reporting period by exposure to Puerto Rico.

•	Lack of available double tax-exempt supply was a challenge for the Fund during the reporting period.

Asset Allocation†

Municipal Bonds	96.1%
Mutual Fund	2.8%
Other assets in excess of liabilities	1.1%
100.0%

Top Holdings††

Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, RB, National-RE Insured, 5.50%, 12/15/26	4.1%
Madison, Community Development Authority Revenue, Alumni Research Foundation Project, RB, 5.00%, 10/01/34	3.9%
Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, RB, National-RE Insured, 5.50%, 12/15/14	3.0%
Invesco Tax Free Cash Reserve Portfolio —Institutional Shares	2.9%
Glendale, Community Development Authority, Lease Revenue, Tax Increment District No.7, Refunding, RB, 2.60%, 09/01/21	2.5%
Monroe, Redevelopment Authority, Development Revenue, MonroeClinic Inc., RB, 5.88%, 02/15/39	2.3%
Wisconsin Center District, Junior Dedicated Tax Revenue, Refunding, RB, AGM Insured, 5.25%, 12/15/23	2.2%
Glendale, Community Development Authority, Lease Revenue, Tax Increment District No.7, Refunding, RB, 2.75%, 09/01/22	2.1%
Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, ETM, RB, National-RE Insured, 5.50%, 12/15/19	2.1%
Milwaukee, Redevelopment Authority Revenue, Milwaukee School of Engineering, Refunding, RB, AGM Insured, 4.10%, 04/01/32	1.9%
Other Holdings	73.0%
100.0%

†	Percentages indicated are based upon net assets as of January 31, 2014.

††	Percentages indicated are based upon total investments as of January 31, 2014.

72

Fund Performance	Nationwide Ziegler Wisconsin Tax Exempt Fund

Average Annual Total Return

(For periods ended January 31, 2014)

		Six Months*		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	(1.07)%		(4.32)%	3.38%	2.97%
	w/ SC2	(3.32)%		(6.49)%	2.91%	2.73%
Class C	w/o SC1	(1.29)%		(4.85)%	2.88%	2.34%
	w/ SC3	(2.29)%		(5.85)%	2.88%	2.34%
Institutional Service Class[4,5]	w/o SC	(0.94)%		(4.09)%	3.56%	3.06%
Institutional Class[4]	w/o SC	0.99%	[6]	—	—	—

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 2.25% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective September 16, 2013 Fiduciary Shares were renamed Institutional Service Class Shares.

[6]	Since inception date of September 18, 2013. Not Annualized.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.22%	0.91%
Class C	1.47%	1.36%
Institutional Service Class	0.97%	0.66%
Institutional Class	0.72%	0.61%

*	Current effective prospectus dated September 16, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund's most recent prospectus for details.

73

Fund Performance	Nationwide Ziegler Wisconsin Tax Exempt Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Ziegler Wisconsin Tax Exempt Fund versus the Barclays Municipal Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 1/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on the Fund’s predecessor Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

74

Shareholder Expense Example	Nationwide Ziegler Wisconsin Tax Exempt Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (August 1, 2013) and continued to hold your shares at the end of the reporting period (January 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from August 1, 2013 through January 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from August 1, 2013 through January 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Ziegler Wisconsin Tax Exempt Fund January 31, 2014			Beginning Account Value ($) 08/01/13	Ending Account Value ($) 01/31/14	Expenses Paid During Period ($) 08/01/13 - 01/31/14	Expense Ratio During Period (%) 08/01/13 - 01/31/14
Class A Shares	Actual	[a]	1,000.00	989.30	4.51	0.90
	Hypothetical[a,b]		1,000.00	1,020.67	4.58	0.90
Class C Shares	Actual	[a]	1,000.00	987.10	6.76	1.35
	Hypothetical[a,b]		1,000.00	1,018.40	6.87	1.35
Institutional Service Class Shares[c]	Actual	[a]	1,000.00	990.60	3.26	0.65
	Hypothetical[a,b]		1,000.00	1,021.93	3.31	0.65
Institutional Class Shares	Actual	[d]	1,000.00	1,009.90	2.23	0.60
	Hypothetical[a,b]		1,000.00	1,022.18	3.06	0.60

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from August 1, 2013 through January 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

d	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from September 19, 2013 through January 31, 2014 to reflect the period from commencement of operations.

75

Statement of Investments

January 31, 2014 (Unaudited)

Nationwide Ziegler Wisconsin Tax Exempt Fund

Municipal Bonds 96.1%

	Principal Amount	Market Value

Guam 1.9%
Guam Government Business Privilege, Special Tax Revenue, Series A, 5.00%, 01/01/19	$750,000	$863,962
Guam Power Authority Revenue, Refunding, RB, AGM Insured
Series A, 5.00%, 10/01/19	515,000	589,927
Series A, 5.00%, 10/01/22	870,000	990,678

		2,444,567

Massachusetts 0.9%
Massachusetts State, Housing Finance Agency, Multi-Family, ETM, RB, Series A, 7.00%, 04/01/21	910,000	1,162,352

Puerto Rico 15.3%
Puerto Rico Commonwealth, Highway & Transportation Authority Revenue, Refunding, RB, AGM Insured, Series AA-1, 4.95%, 07/01/26	880,000	796,286
Puerto Rico Commonwealth, Highway & Transportation Authority, Transportation Revenue, Refunding, RB, Series N, 5.50%, 07/01/23	720,000	469,159
Puerto Rico Commonwealth, Highway & Transportation, RB, AGM Insured, 5.50%, 07/01/23	1,120,000	1,099,403
Puerto Rico Commonwealth, Infrastructure Financing Authority, Special Tax Revenue, RB, FGIC Insured, Series A, 5.50%, 07/01/21	945,000	698,034
Puerto Rico Commonwealth, Public Improvement, GO, AGM Insured, 5.13%, 07/01/30	750,000	666,937
Puerto Rico Commonwealth, Public Improvement, Refunding, GO, Series A, 5.50%, 07/01/17	1,130,000	984,253
Puerto Rico Electric Power Authority, Power Revenue, RB
Series XX, 4.63%, 07/01/25	2,100,000	1,270,248
Series WW, 5.50%, 07/01/38	1,500,000	869,580
Puerto Rico Municipal Finance Agency, GO, AGM Insured, Series A, 5.00%, 08/01/30	880,000	742,870
Puerto Rico Municipal Finance Agency, Refunding, GO, Series C, 5.25%, 08/01/23	1,000,000	952,120
Puerto Rico Public Buildings Authority Revenue, Guaranteed, Government Facilities, Refunding, RB, Series U, 5.00%, 07/01/20	1,000,000	731,070

Municipal Bonds (continued)

	Principal Amount	Market Value

Puerto Rico (continued)
Puerto Rico Public Buildings Authority Revenue, Guaranteed, Government Facilities, Refunding, RB, AMBAC Insured, Series H, 5.50%, 07/01/17	$1,250,000	$1,197,450
Puerto Rico Public Buildings Authority Revenue, Guaranteed, Refunding, RB, XLCA Insured, Series L, 5.50%, 07/01/21	500,000	382,975
Puerto Rico Sales Tax Financing, Corporate Sales Tax Revenue, RB, First Sub-Series A
5.00%, 08/01/17	505,000	498,475
5.50%, 08/01/37	2,500,000	1,791,325
5.75%, 08/01/37	1,400,000	1,033,508
6.38%, 08/01/39	3,000,000	2,352,600
6.00%, 08/01/42	1,000,000	752,770
6.50%, 08/01/44	2,000,000	1,584,400
Puerto Rico Sales Tax Funding, RB, 5.00%, 08/01/22	1,000,000	996,580

		19,870,043

Wisconsin 78.0%
Appleton Redevelopment Authority, Room Tax, Fox Cities Performing Arts, Refunding, Special Tax Revenue
2.20%, 09/01/18	355,000	359,274
2.40%, 09/01/19	290,000	291,241
2.60%, 09/01/20	355,000	353,069
Beloit, Community Development Authority, Lease Revenue, RB
4.70%, 03/01/21	345,000	368,919
4.75%, 03/01/22	300,000	318,258
Beloit, Community Development Authority, Redevelopment Lease Revenue, RB, Series A, 1.82%, 06/01/18	475,000	476,396
Burlington, Community Development Authority, Lease Revenue, Refunding, RB
4.00%, 04/01/16	200,000	207,832
4.10%, 04/01/17	750,000	777,922
Cudahy, Community Development Authority, Redevelopment Lease Revenue, Refunding, RB
Series A, 1.20%, 06/01/17	500,000	502,645
4.25%, 06/01/17	500,000	530,930
Series A, 1.50%, 06/01/18	400,000	400,384
Series A, 1.75%, 06/01/19	300,000	297,786
Series A, 1.95%, 06/01/19	145,000	145,080
Series A, 2.20%, 06/01/20	250,000	247,775
Series A, 2.40%, 06/01/21	360,000	352,253
Series A, 2.60%, 06/01/22	245,000	237,699

76

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide Ziegler Wisconsin Tax Exempt Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Wisconsin (continued)
Delafield, Community Development Authority, Redevelopment Revenue, St. Johns Northwestern Military, RB
4.15%, 06/01/25	$250,000	$264,930
4.25%, 06/01/26	330,000	350,057
4.60%, 06/01/30	600,000	636,930
Glendale, Community Development Authority, Lease Revenue, Bayshore Public Parking Facility, RB, Series A, 5.00%, 10/01/24	1,500,000	1,518,765
Glendale, Community Development Authority, Lease Revenue, Bayshore, Refunding, RB, Series A, 4.75%, 10/01/27	1,000,000	1,021,490
Glendale, Community Development Authority, Lease Revenue, Tax Increment District No.7, Refunding, RB
Series B, 3.85%, 09/01/20	2,250,000	2,389,837
2.60%, 09/01/21	3,250,000	3,212,918
2.75%, 09/01/22	2,750,000	2,691,095
Green Bay, Redevelopment Authority, Development Revenue, Bellin Memorial Hospital, RB
6.00%, 12/01/29	1,000,000	1,067,570
6.15%, 12/01/32	1,000,000	1,069,630
Green Bay, Redevelopment Authority, Lease Revenue, Convention Center Project, Refunding, Special Tax Revenue
4.20%, 06/01/25	1,000,000	1,025,420
4.30%, 06/01/29	1,000,000	1,017,150
Johnson Creek, Community Development Authority, Lease Revenue, Tax Increment District No. 3, Refunding, RB
2.65%, 12/01/24	350,000	321,066
2.80%, 12/01/25	200,000	180,872
2.90%, 12/01/26	200,000	178,954
Madison, Community Development Authority Revenue, Alumni Research Foundation Project, RB
5.00%, 10/01/14	225,000	232,137
5.00%, 10/01/22	1,065,000	1,236,753
5.00%, 10/01/27	925,000	1,059,328
5.00%, 10/01/28	250,000	285,605
5.00%, 10/01/34	4,500,000	5,014,035
Milwaukee, Redevelopment Authority Revenue, Milwaukee Public Schools, Refunding, RB
5.00%, 08/01/17	1,000,000	1,133,470
5.00%, 08/01/18	1,000,000	1,152,910

Municipal Bonds (continued)

	Principal Amount	Market Value

Wisconsin (continued)
Milwaukee, Redevelopment Authority Revenue, Milwaukee School of Engineering, Refunding, RB, AGM Insured
2.75%, 04/01/21	$1,080,000	$1,093,025
3.00%, 04/01/22	375,000	377,644
3.20%, 04/01/23	1,000,000	1,003,610
3.75%, 04/01/28	950,000	924,464
4.10%, 04/01/32	2,500,000	2,508,500
Milwaukee, Redevelopment Authority Revenue, Summerfest Project, RB
4.50%, 08/01/23	110,000	117,700
4.70%, 08/01/25	110,000	117,207
5.00%, 08/01/30	2,000,000	2,125,260
Milwaukee, Redevelopment Authority, Lease Revenue, Milwaukee Public Schools, Congress, RB, Series A, 4.60%, 08/01/22	500,000	513,350
Monroe, Redevelopment Authority, Development Revenue, MonroeClinic Inc., RB, 5.88%, 02/15/39	2,850,000	3,013,020
Neenah, Community Development Authority, Lease Revenue, District No.8 Riverwalk Zone, Prerefunded Balance, RB
Series A, 4.30%, 12/01/20	1,000,000	1,033,410
Series A, 5.13%, 12/01/23	1,000,000	1,040,510
Series A, 4.70%, 12/01/28	1,250,000	1,296,175
Neenah, Community Development Authority, Lease Revenue, RB
Series A, 4.63%, 12/01/28	600,000	622,524
Series A, 4.75%, 12/01/32	400,000	405,964
Neenah, Community Development Authority, Lease Revenue, Refunding, RB
4.00%, 12/01/26	500,000	525,555
4.10%, 12/01/27	1,000,000	1,053,540
4.20%, 12/01/28	500,000	528,375
Osceola, Redevelopment Authority, Lease Revenue, Refunding, RB
Series A, 1.65%, 12/01/14	200,000	201,278
Series A, 1.90%, 12/01/15	175,000	177,569
Southeast Wisconsin Professional Baseball Park District, ETM, COP, National-RE Insured
0.00%, 12/15/15	970,000	961,813
0.00%, 12/15/17	1,000,000	959,510
Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, ETM, RB, National-RE Insured
Series A, 5.50%, 12/15/18	250,000	300,370
Series A, 5.50%, 12/15/19	2,200,000	2,683,582

77

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide Ziegler Wisconsin Tax Exempt Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Wisconsin (continued)
Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, ETM, RB, National-RE Insured (continued)
Series A, 5.50%, 12/15/20	$1,000,000	$1,226,610
Series A, 5.50%, 12/15/21	1,500,000	1,843,695
Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, RB, National-RE Insured
Series A, 5.50%, 12/15/14	3,660,000	3,828,067
Series A, 5.50%, 12/15/23	1,025,000	1,228,524
Series A, 5.50%, 12/15/26	4,510,000	5,319,906
Sun Prairie, Community Development Authority, Lease Revenue, RB
4.40%, 08/01/20	150,000	150,225
4.50%, 08/01/21	150,000	150,192
Sun Prairie, Community Development Authority, Lease Revenue, Tax Incremental District No. 8, RB
4.30%, 08/01/21	975,000	1,021,654
4.35%, 08/01/22	975,000	1,022,677
Waukesha, Redevelopment Authority, Weldall Manufacturing Inc. Project, RB
4.20%, 12/01/24	150,000	156,246
4.50%, 12/01/30	1,200,000	1,214,604
West Bend, Redevelopment Authority, Lease Revenue, Prerefunded Balance, RB
4.50%, 10/01/23	250,000	267,377
4.55%, 10/01/24	250,000	267,602
4.60%, 10/01/25	150,000	160,697
4.65%, 10/01/28	250,000	268,053
Weston, Community Development Authority, Lease Revenue, RB
Series A, 4.10%, 10/01/16	500,000	511,080
Series A, 4.25%, 10/01/17	200,000	204,232
Series A, 4.35%, 10/01/18	500,000	500,900
Series A, 4.40%, 10/01/18	500,000	509,890
Series A, 4.45%, 10/01/19	500,000	500,785
Series A, 5.25%, 10/01/20	445,000	454,216
Series A, 4.50%, 10/01/21	100,000	104,487
Series A, 4.70%, 10/01/21	1,230,000	1,248,069
Series B, 4.75%, 10/01/22	130,000	131,716
Series B, 4.75%, 10/01/23	140,000	141,667
Series A, 4.63%, 10/01/25	825,000	847,201
Wisconsin Center District, Junior Dedicated Tax Revenue, Refunding, RB, AGM Insured, Series 1999, 5.25%, 12/15/23	2,585,000	2,891,788
Wisconsin Center District, Junior Dedicated Tax Revenue, Refunding, Special Tax Revenue, Series A, 5.00%, 12/15/32	1,000,000	1,060,220

Municipal Bonds (continued)

	Principal Amount	Market Value

Wisconsin (continued)
Wisconsin Center District, Senior Dedicated Tax Revenue, RB, National- RE Insured, Series A, 0.00%, 12/15/26	$2,500,000	$1,468,400
Wisconsin Dells, Community Development Authority, Lease Revenue, Prerefunded balance, RB, 5.00%, 03/01/22	1,500,000	1,641,150
Wisconsin Dells, Community Development Authority, Lease Revenue, Prerefunded Balance, RB, 4.60%, 03/01/25	1,200,000	1,256,904
Wisconsin Dells, Community Development Authority, Lease Revenue, RB
4.30%, 03/01/22	225,000	233,476
4.45%, 03/01/25	300,000	306,510
Wisconsin Housing & Economic Development Authority, Home Ownership Revenue, Prerefunded Balance, RB, 6.10%, 06/01/21	770,000	873,719
Wisconsin Housing & Economic Development Authority, Home Ownership Revenue, Prerefunded Balance, RB, National-RE Insured, 6.10%, 06/01/21	750,000	861,900
Wisconsin Housing & Economic Development Authority, Housing Revenue, RB
Series E, 4.70%, 11/01/25	275,000	278,270
Series B, 4.30%, 05/01/27	1,000,000	1,012,120
Series E, 4.90%, 11/01/35	1,650,000	1,660,411
Series B, 4.40%, 05/01/37	500,000	500,180
Wisconsin Housing & Economic Development Authority, Housing Revenue, Refunding, RB
Series A, 4.10%, 11/01/19	465,000	513,421
Series A, 4.88%, 11/01/25	2,225,000	2,358,923
Series A, 5.38%, 11/01/30	2,135,000	2,206,266
Wisconsin Housing & Economic Development Authority, Multifamily Housing, RB
2.00%, 04/01/19	150,000	151,364
2.40%, 04/01/20	100,000	101,147
2.80%, 04/01/21	150,000	152,165
3.10%, 04/01/22	100,000	101,177
3.45%, 04/01/24	100,000	101,815
3.80%, 04/01/26	285,000	290,047

78

Statement of Investments (Continued)

January 31, 2014 (Unaudited)

Nationwide Ziegler Wisconsin Tax Exempt Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Wisconsin (continued)
Wisconsin Housing & Economic Development Authority, Multifamily Housing, RB (continued)
4.30%, 04/01/30	$115,000	$117,993
4.25%, 12/01/35	1,500,000	1,576,170

		$101,508,248

Total Municipal Bonds (cost $127,402,725)		124,985,210

Mutual Fund 2.8%

	Shares	Market Value

Money Market Fund 2.8%
Invesco Tax Free Cash Reserve Portfolio —Institutional Shares, 0.08% (a)	3,691,234	3,691,234

Total Mutual Fund (cost $3,691,234)		3,691,234

Total Investments (cost $131,093,959) (b) — 98.9%		128,676,444

Other assets in excess of liabilities — 1.1%		1,370,249

NET ASSETS — 100.0%		$130,046,693

(a)	Represents 7-day effective yield as of January 31, 2014.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AGM	Assured Guaranty Municipal Corporation

AMBAC	American Municipal Bond Assurance Corporation

COP	Certificates of Participation

ETM	Escrowed to Maturity

FGIC	Financial Guaranty Insurance Corporation

GO	General Obligation

RB	Revenue Bond

RE	Reinsured

XLCA	XL Capital Assurance

The accompanying notes are an integral part of these financial statements.

79

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Nationwide Ziegler Wisconsin Tax Exempt Fund
Assets:
Investments, at value (cost $131,093,959)	$128,676,444
Interest and dividends receivable	1,636,230
Receivable for capital shares issued	20,449
Prepaid expenses	7,633

Total Assets	130,340,756

Liabilities:
Distributions payable	74,585
Payable for capital shares redeemed	58,266
Accrued expenses and other payables:
Investment advisory fees	38,441
Fund administration fees	10,652
Distribution fees	33,504
Administrative servicing fees	23,124
Accounting and transfer agent fees	6,011
Trustee fees	2,324
Deferred compensation (Note 2)	11,544
Custodian fees	901
Compliance program costs (Note 3)	1,377
Professional fees	21,198
Printing fees	9,023
Other	3,113

Total Liabilities	294,063

Net Assets	$130,046,693

Represented by:
Capital	$133,601,731
Accumulated distributions in excess of net investment income	(98,750)
Accumulated net realized losses from investment transactions	(1,038,773)
Net unrealized appreciation/(depreciation) from investments	(2,417,515)

Net Assets	$130,046,693

Net Assets:
Net Assets:
Class A Shares	$115,851,408
Class C Shares	13,638,159
Institutional Service Class Shares	547,030
Institutional Class Shares	10,096

Total	$130,046,693

Shares Outstanding (unlimited number of shares authorized):
Class A Shares (a)	11,554,198
Class C Shares (b)	1,361,982
Institutional Service Class Shares	54,563
Institutional Class Shares	1,007

Total	12,971,750

80

Statement of Assets and Liabilities (Continued)

January 31, 2014 (Unaudited)

Nationwide Ziegler Wisconsin Tax Exempt Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.03
Class C Shares	$10.01
Institutional Service Class Shares	$10.03
Institutional Class Shares	$10.03
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.26

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.75% on sales of shares of original purchases of $500,000 or more or that were not subject to a front-end sales charge made with 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than 1 year.

The accompanying notes are an integral part of these financial statements.

81

Statement of Operations

For the Six Months Ended January 31, 2014 (Unaudited)

Nationwide Ziegler Wisconsin Tax Exempt Fund
INVESTMENT INCOME:
Interest income	$2,694,506
Dividend income	691

Total Income	2,695,197

EXPENSES:
Investment advisory fees	346,553
Fund administration fees	89,900
Distribution fees Class A	153,274
Distribution fees Class B (a)	393
Distribution fees Class C	57,225
Administrative servicing fees Class A	73,403
Administrative servicing fees Class B (a)	131
Administrative servicing fees Institutional Service Class (b)	392
Registration and filing fees	8,308
Professional fees	24,227
Printing fees	15,067
Trustee fees	2,844
Custodian fees	3,151
Accounting and transfer agent fees	16,550
Compliance program costs (Note 3)	1,611
Other	13,841

Total expenses before earnings credit, fees waived, and expenses reimbursed	806,870

Earnings credit (Note 4)	(174)
Administrative servicing fees voluntarily waived – Class A (Note 3)	(32,166)
Administrative servicing fees voluntarily waived – Institutional Service Class (b) (Note 3)	(185)
Expenses reimbursed by adviser (Note 3)	(116,935)

Net Expenses	657,410

NET INVESTMENT INCOME	2,037,787

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(780,071)
Net change in unrealized appreciation/(depreciation) from investments	(3,023,185)

Net realized/unrealized losses from investments	(3,803,256)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,765,469)

(a)	Effective September 16, 2013, Class B Shares were converted to Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

82

Statements of Changes in Net Assets

	Nationwide Ziegler Wisconsin Tax Exempt Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
Operations:
Net investment income	$2,037,787		$4,558,938
Net realized gains/(losses) from investment transactions	(780,071)		119,834
Net change in unrealized appreciation/(depreciation) from investments	(3,023,185)		(9,152,540)

Change in net assets resulting from operations	(1,765,469)		(4,473,768)

Distributions to Shareholders From:
Net investment income:
Class A	(1,920,639)		(4,059,716)
Class B (a)	(701)		(18,645)
Class C	(204,811)		(459,370)
Institutional Service Class (b)	(10,250)		(35,247)
Institutional Class	(136	)(c)	–

Change in net assets from shareholder distributions	(2,136,537)		(4,572,978)

Change in net assets from capital transactions	(18,056,567)		(4,957,196)

Change in net assets	(21,958,573)		(14,003,942)

Net Assets:
Beginning of period	152,005,266		166,009,208

End of period	$130,046,693		$152,005,266

Accumulated distributions in excess of net investment income at end of period	$(98,750)		$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,772,124		$11,633,693
Dividends reinvested	1,487,803		3,074,159
Cost of shares redeemed	(16,949,282)		(20,534,726)

Total Class A Shares	(13,689,355)		(5,826,874)

Class B Shares (a)
Proceeds from shares issued	–		8,299
Dividends reinvested	602		7,893
Cost of shares redeemed	(496,840)		(523,647)

Total Class B Shares	(496,238)		(507,455)

Class C Shares
Proceeds from shares issued	137,865		4,810,457
Dividends reinvested	162,725		368,866
Cost of shares redeemed	(3,816,554)		(4,087,279)

Total Class C Shares	(3,515,964)		1,092,044

(a)	Effective September 16, 2013, Class B Shares were converted to Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period September 19, 2013 (commencement of operations) through January 31, 2014.

83

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler Wisconsin Tax Exempt Fund
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (b)
Proceeds from shares issued	$7,500		$1,193,688
Dividends reinvested	7,257		26,519
Cost of shares redeemed	(379,921)		(935,118)

Total Institutional Service Class Shares	(365,164)		285,089

Institutional Class Shares
Proceeds from shares issued	14,119	(c)	–
Dividends reinvested	129	(c)	–
Cost of shares redeemed	(4,094	)(c)	–

Total Institutional Class Shares	10,154	(c)	–

Change in net assets from capital transactions	$(18,056,567)		$(4,957,196)

SHARE TRANSACTIONS:
Class A Shares
Issued	176,782		1,075,462
Reinvested	147,870		286,146
Redeemed	(1,684,375)		(1,920,307)

Total Class A Shares	(1,359,723)		(558,699)

Class B Shares (a)
Issued	–		772
Reinvested	59		735
Redeemed	(49,551)		(49,457)

Total Class B Shares	(49,492)		(47,950)

Class C Shares
Issued	13,788		445,674
Reinvested	16,194		34,392
Redeemed	(380,124)		(386,759)

Total Class C Shares	(350,142)		93,307

Institutional Service Class Shares (b)
Issued	756		110,801
Reinvested	721		2,468
Redeemed	(37,347)		(87,654)

Total Institutional Service Class Shares	(35,870)		25,615

Institutional Class Shares
Issued	1,404	(c)	–
Reinvested	13	(c)	–
Redeemed	(410	)(c)	–

Total Institutional Class Shares	1,007	(c)	–

Total change in shares	(1,794,220)		(487,727)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 16, 2013, Class B Shares were converted to Class A Shares.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period September 19, 2013 (commencement of operations) through January 31, 2014

The accompanying notes are an integral part of these financial statements.

84

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Ziegler Wisconsin Tax Exempt Fund

		Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$10.30	0.15		(0.26)	(0.11)	(0.16)	–	(0.16)	$10.03	(1.07%	)	$115,851,408	0.90%	2.99%	1.12%	2.25%
Year Ended July 31, 2013 (f)	$10.88	0.30		(0.58)	(0.28)	(0.30)	–	(0.30)	$10.30	(2.65%	)	$132,960,429	0.90%	2.79%	1.29%	14.00%
Year Ended July 31, 2012 (f)	$10.37	0.34		0.51	0.85	(0.34)	–	(0.34)	$10.88	8.30%		$146,648,612	0.90%	3.17%	1.31%	13.00%
Year Ended July 31, 2011 (f)	$10.52	0.36		(0.13)	0.23	(0.37)	(0.01)	(0.38)	$10.37	2.28%		$130,165,154	0.90%	3.53%	1.31%	10.00%
Year Ended July 31, 2010 (f)	$10.10	0.36		0.42	0.78	(0.36)	–	(0.36)	$10.52	7.95%		$146,664,880	0.90%	3.45%	1.29%	13.00%
Period Ended July 31, 2009 (g)	$9.61	0.27		0.48	0.75	(0.26)	–	(0.26)	$10.10	7.76%		$140,399,350	1.03%	3.61%	1.28%	9.00%
Year Ended October 31, 2008	$10.35	0.37	(h)	(0.74)	(0.37)	(0.37)	–	(0.37)	$9.61	(3.72%	)	$143,532,885	0.95%	3.59%	1.06%	9.00%

Class C Shares
Six Months Ended January 31, 2014 (f) (Unaudited)	$10.28	0.13		(0.26)	(0.13)	(0.14)	–	(0.14)	$10.01	(1.29%	)	$13,638,159	1.35%	2.55%	1.51%	2.25%
Year Ended July 31, 2013 (f)	$10.87	0.25		(0.59)	(0.34)	(0.25)	–	(0.25)	$10.28	(3.18%	)	$17,604,748	1.35%	2.34%	1.54%	14.00%
Year Ended July 31, 2012 (f)	$10.36	0.29		0.51	0.80	(0.29)	–	(0.29)	$10.87	7.82%		$17,595,471	1.35%	2.71%	1.56%	13.00%
Year Ended July 31, 2011 (f)	$10.51	0.32		(0.14)	0.18	(0.32)	(0.01)	(0.33)	$10.36	1.93%		$10,831,411	1.35%	3.08%	1.56%	10.00%
Year Ended July 31, 2010 (f)	$10.09	0.31		0.43	0.74	(0.32)	–	(0.32)	$10.51	7.37%		$10,156,665	1.35%	3.00%	1.54%	13.00%
Period Ended July 31, 2009 (g)	$9.60	0.22		0.48	0.70	(0.21)	–	(0.21)	$10.09	7.22%		$6,406,280	1.72%	2.92%	1.93%	9.00%
Year Ended October 31, 2008	$10.34	0.29	(h)	(0.74)	(0.45)	(0.29)	–	(0.29)	$9.60	(4.33%	)	$6,009,357	1.70%	2.84%	1.83%	9.00%

Institutional Service Class Shares (i)
Six Months Ended January 31, 2014 (f) (Unaudited)	$10.30	0.16		(0.26)	(0.10)	(0.17)	–	(0.17)	$10.03	(0.94%	)	$547,030	0.65%	3.24%	0.88%	2.25%
Year Ended July 31, 2013 (f)	$10.88	0.33		(0.58)	(0.25)	(0.33)	–	(0.33)	$10.30	(2.40%	)	$931,021	0.65%	3.04%	1.04%	14.00%
Year Ended July 31, 2012 (f)	$10.37	0.36		0.52	0.88	(0.37)	–	(0.37)	$10.88	8.57%		$705,422	0.65%	3.42%	1.06%	13.00%
Period Ended July 31, 2011 (j)	$10.52	0.38		(0.12)	0.26	(0.40)	(0.01)	(0.41)	$10.37	2.45%		$281,684	0.65%	3.78%	1.06%	10.00%

Institutional Class Shares
Period Ended January 31, 2014 (f)(k) (Unaudited)	$10.06	0.12		(0.02)	0.10	(0.13)	–	(0.13)	$10.03	0.99%		$10,096	0.60%	3.29%	0.71%	2.25%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from October 31, 2008 (predecessor fund fiscal year end) through July 31, 2009.
(h)	Per share amounts calculated using SEC method.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from August 3, 2010 (commencement of operations) through July 31, 2011.
(k)	For the period from September 19, 2013 (commencement of operations) through January 31, 2014. Total return is calculated based on inception date of September 18, 2013 through January 31, 2014.

The accompanying notes are an integral part of these financial statements.

85

Notes to Financial Statements

January 31, 2014 (Unaudited)

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of January 31, 2014, the Trust operates fifty-three (53) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”).

-Nationwide HighMark Bond Fund (“Bond”)

-Nationwide HighMark California Intermediate Tax Free Bond Fund (“California Intermediate Tax Free Bond”)

-Nationwide HighMark National Intermediate Tax Free Bond Fund (“National Intermediate Tax Free Bond”)

-Nationwide HighMark Short Term Bond Fund (“Short Term Bond”)

-Nationwide Ziegler Wisconsin Tax Exempt Fund (“Wisconsin Tax Exempt”)

Each Fund commenced operations on September 16, 2013 as a result of a reorganization in which Bond, California Intermediate Tax Free Bond, National Intermediate Tax Free Bond, Short Term Bond, and Wisconsin Tax Exempt acquired all of the assets, subject to all liabilities and obligations, of the HighMark Bond Fund, HighMark California Intermediate Tax-Free Bond Fund, HighMark National Intermediate Tax-Free Bond Fund, HighMark Short Term Bond Fund, and HighMark Wisconsin Tax-Exempt Fund, respectively, each a former series of HighMark Funds (each a “Predecessor Fund,” and collectively the “Predecessor Funds”). Each Fund has adopted the historical performance of its corresponding Predecessor Fund. Each Fund and its corresponding Predecessor Fund have substantially similar investment goals and strategies.

Each of the Funds, except Wisconsin Tax Exempt, is a diversified fund, as defined in the 1940 Act. Wisconsin Tax Exempt is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Funds’ portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Funds, Nationwide Fund Advisors (“NFA”), assigns a fair value to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Trust’s Board of Trustees (the “Board of Trustees”) has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign fair value. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The FVC follows guidelines approved by the Board of Trustees to assign the fair value. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Funds’ securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. All debt obligations involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

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The following tables provide a summary of the inputs used to value the Funds’ net assets as of January 31, 2014. Please refer to the Statements of Investments for additional information on portfolio holdings.

Bond

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$30,211,626	$—	$30,211,626
Bank Loan	—	1,001,905	—	1,001,905
Collateralized Mortgage Obligations	—	9,488,279	—	9,488,279
Commercial Mortgage Backed Securities	—	20,853,569	—	20,853,569
Corporate Bonds	—	190,066,062	—	190,066,062
Municipal Bonds	—	14,280,619	—	14,280,619
Mutual Fund	5,190,171	—	—	5,190,171
Sovereign Bond	—	1,363,816	—	1,363,816
U.S. Government Mortgage Backed Agencies	—	30,579,844	—	30,579,844
U.S. Treasury Notes	—	16,489,375	—	16,489,375
Yankee Dollar	—	1,531,424	—	1,531,424
Total	$5,190,171	$315,866,519	$—	$321,056,690

California Intermediate Tax Free Bond

	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$—	$199,918,789	$—	$199,918,789
Total	$—	$199,918,789	$—	$199,918,789

National Intermediate Tax Free Bond

	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$—	$76,141,849	$—	$76,141,849
Mutual Fund	366,261	—	—	366,261
Total	$366,261	$76,141,849	$—	$76,508,110

Short Term Bond

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$26,126,165	$—	$26,126,165
Bank Loan	—	500,953	—	500,953
Collateralized Mortgage Obligations	—	3,477,681	—	3,477,681
Commercial Mortgage Backed Securities	—	11,378,726	—	11,378,726
Corporate Bonds	—	119,549,641	—	119,549,641
Mutual Fund	8,747,810	—	—	8,747,810
Sovereign Bond	—	751,267	—	751,267
U.S. Government Mortgage Backed Agencies	—	22,738,599	—	22,738,599
U.S. Treasury Note	—	12,601,562	—	12,601,562
Total	$8,747,810	$197,124,594	$—	$205,872,404

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Wisconsin Tax Exempt

	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$—	$124,985,210	$—	$124,985,210
Mutual Fund	3,691,234	—	—	3,691,234
Total	$3,691,234	$124,985,210	$—	$128,676,444

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended January 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on a Fund’s Statement of Operations.

(c)	Distributions to Shareholders

Effective September 16, 2013, distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Prior to September 16, 2013, each of the Funds declared and paid dividends from net investment income monthly. None of the Funds had a targeted dividend rate, and none of the Funds guaranteed that it would pay any dividends or other distributions. Any net realized capital gains, if any, were distributed at least annually by each of the Funds.

(d)	Deferred Compensation Plan

On April 17, 2013, the Predecessor Funds terminated a deferred compensation plan that had previously been established for the benefit of certain members of the Predecessor Funds’ Board. Effective September 16, 2013, the Funds assumed the deferred compensation liability of their corresponding Predecessor Funds. At January 31, 2014, the deferred compensation payable by the Funds to the Predecessor Funds’ Board was $75,322.

(e)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

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A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The last four tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Effective September 16, 2013 under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

As of January 31, 2014, the subadvisers for each Fund are as follows:

Fund	Subadviser
Bond	HighMark Capital Management, Inc. (“HighMark”)
California Intermediate Tax Free Bond	HighMark
National Intermediate Tax Free Bond	HighMark
Short Term Bond	HighMark
Wisconsin Tax Exempt	Ziegler Lotsoff Capital Management, LLC

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Effective September 16, 2013, under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. The Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond	Up to $250 million	0.50%
	$250 million up to $1 billion	0.475%
	$1 billion up to $2 billion	0.45%
	$2 billion up to $5 billion	0.425%
	$5 billion and more	0.40%
California Intermediate Tax Free Bond	All Assets	0.50%
National Intermediate Tax Free Bond
Short Term Bond	Up to $500 million	0.35%
	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	$10 billion and more	0.275%
Wisconsin Tax Exempt	Up to $250 million	0.50%
	On $250 million and more	0.40%

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

For the period from September 16, 2013 through January 31, 2014, the Funds paid investment management fees to NFA in the amounts listed below.

Fund	Amount
Bond	$610,726
California Intermediate Tax Free Bond	397,029
National Intermediate Tax Free Bond	155,092
Short Term Bond	258,486
Wisconsin Tax Exempt	254,928

Prior to September 16, 2013, the Funds were managed by, and paid investment management fees to, HighMark. For the period from August 1, 2013 through September 15, 2013, the Funds paid investment management fees to HighMark in the amounts listed below.

Fund	Amount
Bond	$219,453
California Intermediate Tax Free Bond	140,860
National Intermediate Tax Free Bond	53,990
Short Term Bond	82,378
Wisconsin Tax Exempt	91,625

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Effective September 16, 2013, the Funds and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding acquired fund fees and expenses, and certain other expenses) from exceeding the following amounts until February 28, 2015:

Fund	Class A	Class C	Institutional Service Class	Institutional Class
Bond	0.97%	1.40%	0.72%	0.65%
California Intermediate Tax Free Bond	0.79	1.24	0.54	0.49
National Intermediate Tax Free Bond	0.77	1.22	0.52	0.47
Short Term Bond	0.85	1.30	0.60	0.55
Wisconsin Tax Exempt	0.90	1.35	0.65	0.60

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of January 31, 2014, the cumulative potential reimbursements for the Funds, listed by the period in which NFA waived fees or reimbursed expenses to the Funds, are:

Fund	Period Ended January 31, 2014 (a)
Bond	$1,656
California Intermediate Tax Free Bond	123,149
National Intermediate Tax Free Bond	103,789
Short Term Bond	—
Wisconsin Tax Exempt	72,726
(a)	For the period from September 16, 2013 through January 31, 2014.

Amount designated as “—” is zero or has been rounded to zero.

During the period from September 16, 2013 through January 31, 2014, no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.

Pursuant to a similar expense limitation agreement, prior to September 16, 2013, no amounts were reimbursed to HighMark.

Prior to September 16, 2013, HighMark contractually agreed to reduce its fees (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by a Fund through investments in pooled investment vehicles), and to the extent necessary to reimburse the Funds in order to limit the Funds from exceeding certain expense limitations. For the period from August 1, 2013 through September 15, 2013, expenses reimbursed under the terms of that agreement were as follows:

Fund	Amount
Bond	$55,593
California Intermediate Tax Free Bond	84,194
National Intermediate Tax Free Bond	43,916
Short Term Bond	38,214
Wisconsin Tax Exempt	44,209

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Effective September 16, 2013, NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Effective September 16, 2013, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the period from September 16, 2013 through January 31, 2014, NFM earned $275,640 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

Prior to September 16, 2013, the Funds were a series of an investment trust that was a party to an Administration Agreement with HighMark (the “Administrator”) under which the Administrator provided administrative services to such investment trust for an annual fee of 0.15% of the first $8 billion of the average daily net assets of the Funds and 0.14% of such average daily net assets in excess of $8 billion allocated to each Fund based on its respective net assets. For the period from August 1, 2013 through September 15, 2013, the Administrator received fees from the Funds in the amounts listed below.

Fund	Amount
Bond	$75,609
California Intermediate Tax Free Bond	47,527
National Intermediate Tax Free Bond	18,658
Short Term Bond	37,765
Wisconsin Tax Exempt	36,469

Effective September 16, 2013, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Effective September 16, 2013, under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the period from September 16, 2013 through January 31, 2014, the Funds’ aggregate portion of such costs amounted to $931. For the period from August 1, 2013, through September 15, 2013, the Funds paid $8,085 to HighMark.

Effective September 16, 2013, under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses

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associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as follows:

—	0.25% of the average daily net assets of Class A shares of each Fund (distribution or service fee)
—	0.75% of the average daily net assets of Class C shares of each Fund (0.75% of which may be a distribution fee and 0.25% service fee)

Prior to September 16, 2013, HighMark Funds Distributors, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Funds Distributors LLC, and the Funds were parties to an underwriting agreement. HighMark adopted 12b-1 Plans (the “Plans”) with respect to Class A, Class B, and Class C Shares that allowed each Fund to pay distribution and service fees to the Distributor as compensation for its services under the Plans. The Distributor received a distribution fee computed daily and paid monthly, at the annual rate of 0.25% of the daily net assets attributable to each Fund’s Class A Shares, 0.75% of the daily net assets attributable to each Fund’s Class B Shares and 0.75% of the daily net assets attributable to each Fund’s Class C Shares, which was used by the Distributor to provide compensation for sales support and distribution activities.

Effective September 16, 2013, pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. Effective September 16, 2013, the Funds’ Class A sales charges ranged from 0.00% to 2.25% based on the amount of the purchase. For the period from September 16, 2013 through January 31, 2014, the Funds imposed front-end sales charges of $6,839. For the period from August 1, 2013 through September 15, 2013, the Funds imposed front-end sales charges of $557.

Effective September 16, 2013, NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. These fees may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC is imposed on Class A shares for certain redemptions, and Class C shares made within 1 year of purchase. Effective September 16, 2013, applicable Class A CDSCs were 0.50% for the Funds. Class C CDSCs were 1.00% for the Funds. For the period from September 16, 2013 through January 31, 2014, the Funds imposed CDSCs of $8,497. For the period from August 1, 2013 through September 15, 2013, the Funds imposed CDSCs of $693.

Effective September 16, 2013, under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A and Institutional Class shares of each Fund.

For the period from September 16, 2013 through January 31, 2014, NFS earned the following amounts in administrative services fees from each Fund:

Fund	Amount
Bond	$119,328
California Intermediate Tax Free Bond	33,027
National Intermediate Tax Free Bond	14,356
Short Term Bond	24,760
Wisconsin Tax Exempt	33,357

Prior to September 16, 2013, HighMark had similar administrative servicing plans permitting payment of compensation to service providers, which may have included HighMark or its affiliates that had agreed to provide certain shareholder support services for its customers who owned Fiduciary and Class A Shares. In consideration for such services, a service

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January 31, 2014 (Unaudited)

provider was entitled to receive compensation at the annual rate of up to 0.25% of the average daily net assets of the applicable class or classes of shares of the Funds. The service providers had agreed to waive a portion of their fees for certain classes of all Funds for the period from August 1, 2013 through September 15, 2013. The administrative servicing fee waivers by HighMark, or its affiliates, were voluntary and not subject to recoupment.

For the period from August 1, 2013 through September 15, 2013, HighMark, or its affiliates earned the following amounts in administrative servicing fees, net of waivers, from each Fund:

Fund	Amount
Bond	$29,483
California Intermediate Tax Free Bond	11,780
National Intermediate Tax Free Bond	4,962
Short Term Bond	8,626
Wisconsin Tax Exempt	8,218

As of January 31, 2014, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Bond	—
California Intermediate Tax Free Bond	—
National Intermediate Tax Free Bond	—
Short Term Bond	24.81%
Wisconsin Tax Exempt	—

Amounts designated as “—” are zero or have been rounded to zero.

4.  Earnings Credit

JPMorgan provides earnings credits for cash balances maintained in a Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the six months ended January 31, 2014, purchases of and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Bond	$64,557,323	$96,640,480
California Intermediate Tax Free Bond	6,612,058	35,208,271
National Intermediate Tax Free Bond	7,023,362	16,237,074
Short Term Bond	84,877,128	64,776,785
Wisconsin Tax Exempt	3,000,000	23,247,570

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

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Risks Associated with Low Quality/High Yield Securities

Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Other

The Trust along with certain funds in Nationwide Variable Insurance Trust invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis into one of the following money market funds: Fidelity Institutional Money Market Fund, Institutional Class, Dreyfus Tax Exempt Cash Management, Institutional Shares or Invesco Tax Free Cash Reserve Portfolio, Institutional Shares. As with investments in any money market fund, the Trust’s investments in the aforementioned money market funds are neither guaranteed nor insured, and shares of these money market funds may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Other

As of January 31, 2014, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Bond	68.82%	3
California Intermediate Tax Free Bond	39.28	2
National Intermediate Tax Free Bond	60.84	3
Short Term Bond	35.35	2	(a)
Wisconsin Tax Exempt	—	—
(a)	One such account is the account of an affiliated fund.

Amounts designated as “—” are zero or have been rounded to zero.

96

Notes to Financial Statements (Continued)

January 31, 2014 (Unaudited)

9.  Federal Tax Information

As of January 31, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Bond	$311,855,679	$13,690,720	$(4,489,709)	$9,201,011
California Intermediate Tax Free Bond	190,319,959	10,319,039	(720,209)	9,598,830
National Intermediate Tax Free Bond	72,834,129	3,882,263	(208,282)	3,673,981
Short Term Bond	205,117,446	1,417,238	(662,280)	754,958
Wisconsin Tax Exempt	131,093,959	4,231,678	(6,649,193)	(2,417,515)

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

97

Supplemental Information

January 31, 2014 (Unaudited)

Nationwide HighMark Bond Fund

Approval of Advisory and Subadvisory Agreements

At the March 28, 2013 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide HighMark Bond Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with HighMark Capital Management, Inc. (“HighMark,” and, together with NFA, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to HighMark in advance of the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Trustees met in person with Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, Trust counsel, Independent Legal Counsel, and others. The Trustees also reviewed the proposed subadvisory relationship with representatives of HighMark.

In making their determinations, the Trustees noted that HighMark is currently the sub-adviser to the HighMark Bond Fund, and that the new Fund is intended to be the successor to that fund. The Trustees took into account information provided by the Advisers as to management style and investment philosophy and process, and the financial position, of HighMark. The Trustees considered HighMark’s past performance and HighMark’s personnel that would be serving the Fund. The Trustees considered the terms of the Advisory Agreements and information regarding fee arrangements, including the structure of the sub-advisory fees, and the fact that NFA pays HighMark out of its advisory fees.

The Trustees considered the proposed advisory fees to be paid by the Fund to NFA, which were above the median of the fees paid by the peer funds presented at the meeting. They also considered pro forma performance information provided by NFA (actual performance of the HighMark Bond Fund adjusted to reflect the Fund’s expense and load structure) showing that the three-year pro forma Class A performance of the Fund exceeded the median performance of a Lipper peer universe identified by NFA. The Trustees also considered that HighMark is the investment adviser to a number of mutual funds being “adopted” by the Nationwide organization and that the adoption transaction contemplated that HighMark would serve as subadviser to the Fund after the adoption; the Trustees took into account the potential conflicts of interest posed by those arrangements.

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature and extent of the investment advisory services to be provided to the Fund by the Advisers were appropriate and consistent with the terms of the Advisory Agreements;

—	The prospects for satisfactory investment performance were reasonable;

—	The cost of services to be provided by the Advisers to the Fund appeared reasonable in relation to the services and benefits to be provided to the Fund; and

—	Profitability should be assessed after a reasonable period of Fund operations.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, concluded that the approval of the Advisory Agreements was in the best interests of the Fund and its shareholders and unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

98

Supplemental Information (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark California Intermediate Tax Free Bond Fund

Approval of Advisory and Subadvisory Agreements

At the March 28, 2013 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide HighMark California Intermediate Tax Free Bond Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with HighMark Capital Management, Inc. (“HighMark,” and, together with NFA, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to HighMark in advance of the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Trustees met in person with Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, Trust counsel, Independent Legal Counsel, and others. The Trustees also reviewed the proposed subadvisory relationship with representatives of HighMark.

In making their determinations, the Trustees noted that HighMark is currently the sub-adviser to the HighMark California Intermediate Tax-Free Bond Fund, and that the new Fund is intended to be the successor to that fund. The Trustees took into account information provided by the Advisers as to management style and investment philosophy and process, and the financial position, of HighMark. The Trustees considered HighMark’s past performance and HighMark’s personnel that would be serving the Fund. The Trustees considered the terms of the Advisory Agreements and information regarding fee arrangements, including the structure of the sub-advisory fees, and the fact that NFA pays HighMark out of its advisory fees.

The Trustees noted that the proposed advisory fees to be paid by the Fund to NFA were below the median of the fees paid by the peer funds presented at the meeting. They also considered pro forma performance information provided by NFA (actual performance of the HighMark California Intermediate Tax-Free Bond Fund adjusted to reflect the Fund’s expense and load structure) showing that three-year pro forma Class A performance of the Fund was below the median performance of a Lipper peer universe identified by NFA. The Trustees considered NFA’s statements that the HighMark California Intermediate Tax-Free Bond Fund’s relative performance had been hurt by its quality bias during a period when lesser-quality debt issues had performed strongly. The Trustees also considered that HighMark is the investment adviser to a number of mutual funds being “adopted” by the Nationwide organization and that the adoption transaction contemplated that HighMark would serve as subadviser to the Fund after the adoption; the Trustees took into account the potential conflicts of interest posed by those arrangements.

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature and extent of the investment advisory services to be provided to the Fund by the Advisers were appropriate and consistent with the terms of the Advisory Agreements;

—	The prospects for satisfactory investment performance were reasonable;

—	The cost of services to be provided by the Advisers to the Fund appeared reasonable in relation to the services and benefits to be provided to the Fund; and

—	Profitability should be assessed after a reasonable period of Fund operations.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, concluded that the approval of the Advisory Agreements was in the best interests of the Fund and its shareholders and unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

99

Supplemental Information (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark National Intermediate Tax Free Bond Fund

Approval of Advisory and Subadvisory Agreements

At the March 28, 2013 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide HighMark National Intermediate Tax Free Bond Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with HighMark Capital Management, Inc. (“HighMark,” and, together with NFA, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to HighMark in advance of the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Trustees met in person with Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, Trust counsel, Independent Legal Counsel, and others. The Trustees also reviewed the proposed subadvisory relationship with representatives of HighMark.

In making their determinations, the Trustees noted that HighMark is currently the sub-adviser to the HighMark National Intermediate Tax-Free Bond Fund, and that the new Fund is intended to be the successor to that fund. The Trustees took into account information provided by the Advisers as to management style and investment philosophy and process, and the financial position, of HighMark. The Trustees considered HighMark’s past performance and HighMark’s personnel that would be serving the Fund. The Trustees considered the terms of the Advisory Agreements and information regarding fee arrangements, including the structure of the sub-advisory fees, and the fact that NFA pays HighMark out of its advisory fees.

The Trustees noted that the proposed advisory fees to be paid by the Fund to NFA were below the median of the fees paid by the peer funds presented at the meeting. They also considered pro forma performance information provided by NFA (actual performance of the HighMark National Intermediate Tax-Free Bond Fund adjusted to reflect the Fund’s expense and load structure) showing that three-year pro forma Class A performance of the Fund was below the median performance of a Lipper peer universe identified by NFA. The Trustees considered NFA’s statements that the HighMark National Intermediate Tax-Free Bond Fund’s relative performance had been hurt by its quality bias during a period when lesser-quality debt issues had performed strongly. The Trustees also considered that HighMark is the investment adviser to a number of mutual funds being “adopted” by the Nationwide organization and that the adoption transaction contemplated that HighMark would serve as subadviser to the Fund after the adoption; the Trustees took into account the potential conflicts of interest posed by those arrangements.

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature and extent of the investment advisory services to be provided to the Fund by the Advisers were appropriate and consistent with the terms of the Advisory Agreements;

—	The prospects for satisfactory investment performance were reasonable;

—	The cost of services to be provided by the Advisers to the Fund appeared reasonable in relation to the services and benefits to be provided to the Fund; and

—	Profitability should be assessed after a reasonable period of Fund operations.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, concluded that the approval of the Advisory Agreements was in the best interests of the Fund and its shareholders and unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

100

Supplemental Information (Continued)

January 31, 2014 (Unaudited)

Nationwide HighMark Short Term Bond Fund

Approval of Advisory and Subadvisory Agreements

At the March 28, 2013 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide HighMark Short Term Bond Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with HighMark Capital Management, Inc. (“HighMark,” and, together with NFA, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to HighMark in advance of the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Trustees met in person with Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, Trust counsel, Independent Legal Counsel, and others. The Trustees also reviewed the proposed subadvisory relationship with representatives of HighMark.

In making their determinations, the Trustees noted that HighMark is currently the sub-adviser to the HighMark Short Term Bond Fund, and that the new Fund is intended to be the successor to that fund. The Trustees took into account information provided by the Advisers as to management style and investment philosophy and process, and the financial position, of HighMark. The Trustees considered HighMark’s past performance and HighMark’s personnel that would be serving the Fund. The Trustees considered the terms of the Advisory Agreements and information regarding fee arrangements, including the structure of the sub-advisory fees, and the fact that NFA pays HighMark out of its advisory fees.

The Trustees noted that the proposed advisory fees to be paid by the Fund to NFA were below the median of the fees paid by the peer funds presented at the meeting. They also considered pro forma performance information provided by NFA (actual performance of the HighMark Short Term Bond Fund adjusted to reflect the Fund’s expense and load structure) showing that three-year pro forma Class A performance of the Fund was below the median performance of a Lipper peer universe identified by NFA. The Trustees considered NFA’s statements that the HighMark Short Term Bond Fund had performed generally in the third quartile during the prior three years while its five-year Lipper peer universe ranking was in the 40th percentile as of December 31, 2012. The Trustees further considered NFA’s statement that the Fund’s sub-adviser has a relatively conservative investment style, holding a lower percentage of high yield securities as compared to peer funds. causing the Fund to underperform in recent periods. The Trustees also considered that HighMark is the investment adviser to a number of mutual funds being “adopted” by the Nationwide organization and that the adoption transaction contemplated that HighMark would serve as subadviser to the Fund after the adoption; the Trustees took into account the potential conflicts of interest posed by those arrangements.

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature and extent of the investment advisory services to be provided to the Fund by the Advisers were appropriate and consistent with the terms of the Advisory Agreements;

—	The prospects for satisfactory investment performance were reasonable;

—	The cost of services to be provided by the Advisers to the Fund appeared reasonable in relation to the services and benefits to be provided to the Fund; and

—	Profitability should be assessed after a reasonable period of Fund operations.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, concluded that the approval of the Advisory Agreements was in the best interests of the Fund and its shareholders and unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

101

Supplemental Information (Continued)

January 31, 2014 (Unaudited)

Nationwide Ziegler Wisconsin Tax Exempt Fund

Approval of Advisory and Subadvisory Agreements

At the March 28, 2013 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide Ziegler Wisconsin Tax Exempt Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with Ziegler Lotsoff Capital Management, LLC (“Ziegler,” and, together with NFA, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to Ziegler in advance of the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Trustees met in person with Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, Trust counsel, Independent Legal Counsel, and others. The Trustees also reviewed the proposed subadvisory relationship with representatives of Ziegler.

In making their determinations, the Trustees noted that Ziegler is currently the sub-adviser to the HighMark Wisconsin Tax-Exempt Fund, and that the new Fund is intended to be the successor to that fund. The Trustees took into account information provided by the Advisers as to management style and investment philosophy and process, and the financial position, of Ziegler. The Trustees considered Ziegler’s past performance and Ziegler’s personnel that would be serving the Fund. The Trustees considered the terms of the Advisory Agreements and information regarding fee arrangements, including the structure of the sub-advisory fees, and the fact that NFA pays Ziegler out of its advisory fees.

The Trustees noted that the proposed advisory fees to be paid by the Fund to NFA were below the median of the fees paid by the peer funds presented at the meeting. They also considered pro forma performance information provided by NFA (actual performance of the HighMark Wisconsin Tax-Exempt Fund adjusted to reflect the Fund’s expense and load structure) showing that three-year pro forma Class A performance of the Fund through a recent date was below the median performance of a Lipper peer universe identified by NFA. The Trustee’s considered NFA’s view that comparison against the performance universe is of limited utility, since there were only three Wisconsin tax-exempt funds in the Lipper universe, and noted that NFA is continuing to consider an alternative peer group for purposes of comparative evaluations of the Fund’s expenses and performance.

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature and extent of the investment advisory services to be provided to the Fund by the Advisers were appropriate and consistent with the terms of the Advisory Agreements;

—	The prospects for satisfactory investment performance were reasonable;

—	The cost of services to be provided by the Advisers to the Fund appeared reasonable in relation to the services and benefits to be provided to the Fund; and

—	Profitability should be assessed after a reasonable period of Fund operations.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, concluded that the approval of the Advisory Agreements was in the best interests of the Fund and its shareholders and unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

102

Management Information

January 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	112	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	112	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for march FIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	112	None

103

Management Information (Continued)

January 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	112	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	112	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	112	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	112	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	112	None

104

Management Information (Continued)

January 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	112	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

105

Management Information (Continued)

January 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, he also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov

106

Market Index Definitions

Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund (IMF).

Barclays Municipal Bond Index: An unmanaged, market value-weighted index of investment-grade municipal bonds with a minimum credit rating of Baa and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of the stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World ex USA Index: An unmanaged index that measures the equity market performance of developed-market countries excluding the United States; covers approximately 85% of the free float-adjusted market capitalization in each country, capturing large- and mid-cap representation.

NASDAQ-100 Index: An unmanaged index that includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market, based on market capitalization.

107

Market Index Definitions (con’t.)

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P North American Technology Sector Index™: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector of the U.S. equity market.

S&P SmallCap 600® Value Index: An unmanaged index comprising small-capitalization value stocks included in the S&P SmallCap 600® Index. Performance is measured based on the ratios of book value, earnings, and sales to price.

108

Glossary

Definitions of some commonly used investment terms

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Coefficient of correlation: a measure that determines the degree to which the movements of two variables are associated.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and eventually return the principal at maturity.

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

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Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

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P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS).

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not an affiliate of any subadviser discussed in this material.

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

© 2014 Nationwide Funds Group. All rights reserved.

SAR-HM-CFX 3/14

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why the registrant has not done so.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, the registrant must explain why the registrant does not have an audit committee financial expert.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

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(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR § 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)	File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 CFR § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

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(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested.

This Item 6(b) shall terminate one year after the date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Company.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.

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Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concerned the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.

{NOTE – THIS IS REQUIRED BEGINNING WITH THE FIRST REPORTING PERIOD ENDING AFTER JANUARY 1, 2004. For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant’s board of directors, where the registrant’s most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

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Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to ten (10) or more persons.

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	March 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ Michael S. Spangler
	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	March 28, 2014

NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	March 28, 2014

*	Print the name and title of each signing officer under his or her signature.